Filed Pursuant to Rule 497
Registration Statement No. 333-159720

 PROSPECTUS SUPPLEMENT

 (to Prospectus dated July 15, 2009)

4,800,000 Shares

Fifth Street Finance Corp.

Common Stock

We are offering for sale 4,800,000 shares of our common stock, $0.01 par value per share. These shares are being offered at a discount from our most recently determined net asset value per share pursuant to the authority granted by our common stockholders at a special meeting of stockholders held on June 24, 2009. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. See “Risk Factors” beginning on page 13 of the accompanying prospectus and “Sales of Common Stock Below Net Asset Value” on page S-8 of this prospectus supplement and on page 80 of the accompanying prospectus.

Our common stock is listed on the New York Stock Exchange under the symbol “FSC.” On September 21, 2009 and June 30, 2009, the last reported sale price of our common stock on the New York Stock Exchange was $11.17 and $10.04, respectively. We are required to determine the net asset value per share of our common stock on a quarterly basis. Our net asset value per share of our common stock as of June 30, 2009 was $11.95 ($10.75 per share on an as adjusted basis to give effect to certain events that occurred subsequent to June 30, 2009 (including the issuance of shares of our common stock on July 21, 2009 in connection with an underwritten offering and the accrual of a liability in connection with the declaration on August 3, 2009 of our fourth quarter 2009 dividend, but excluding the accrual of investment income and expenses, realized gains and losses on the sale of our portfolio investments and any changes in unrealized appreciation (depreciation) on investments)).

Investing in our common stock involves a high degree of risk, and should be considered highly speculative. See “Risk Factors” beginning on page 13 of the accompanying prospectus to read about factors you should consider, including the risk of leverage, before investing in our common stock.

This prospectus supplement and any accompanying prospectus contain important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus supplement and any accompanying prospectus before investing and keep them for future reference. We file periodic reports, current reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at 10 Bank Street, 12th Floor, White Plains, New York 10606 or by telephone at (914) 286-6800 or on our website at www.fifthstreetfinance.com. Information contained on our website is not incorporated by reference into this prospectus supplement, and you should not consider that information to be part of this prospectus supplement. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

	Per Share	Total

Public Offering Price	$10.50	$50,400,000
Sales Load (Underwriting Discount)	$0.49875	$2,394,000
Proceeds, before expenses, to us (1)	$10.00125	$48,006,000

(1)	We estimate that we will incur approximately $480,000 (or $0.10 per share of the shares sold in this offering) in offering expenses in connection with this offering.

The underwriters expect to deliver the shares on or about September 25, 2009.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

We have granted the underwriters an option to purchase a maximum of 720,000 additional shares of our common stock to cover over-allotments of shares, exercisable at any time until 30 days after the date of this prospectus supplement.

Wells Fargo Securities	UBS Investment Bank

Stifel Nicolaus

Morgan Keegan & Company, Inc.	RBC Capital Markets

The date of this prospectus supplement is September 22, 2009.

TABLE OF CONTENTS

PROSPECTUS SUPPLEMENT

PROSPECTUS

S-i

ABOUT THIS PROSPECTUS SUPPLEMENT

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. Neither we nor the underwriters have authorized any other person to provide you with different information from that contained in this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, any shares of our common stock by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information contained in this prospectus supplement and the accompanying prospectus is complete and accurate only as of their respective dates, regardless of the time of their delivery or sale of our common stock. This prospectus supplement supersedes the accompanying prospectus to the extent it contains information different from or additional to the information in that prospectus.

This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering of common stock and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus, the information in this prospectus supplement shall control. You should read this prospectus supplement and the accompanying prospectus together with the additional information described under the heading, “Where You Can Find More Information” before investing in our common stock.

Information contained in this prospectus supplement and the accompanying prospectus may contain forward-looking statements, including statements relating to our estimate of the change in the net asset value per share of our common stock subsequent to June 30, 2009. In addition, forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. The matters described in “Risk Factors” in the accompanying prospectus and certain other factors noted throughout this prospectus supplement and the accompanying prospectus constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ materially from those in such forward-looking statements. Although our estimate of the change in the net asset value per share of our common stock subsequent to June 30, 2009 is based on our evaluation of available financial and other information to date, our estimate is subject to change, possibly materially, due to a variety of factors including the unrealized appreciation or depreciation in our investment portfolio. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933. See “Special Notice Regarding Forward-Looking Statements” in the accompanying prospectus.

S-ii

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that is important to you. To understand the terms of the common stock offered hereby, you should read the entire prospectus supplement and the accompanying prospectus carefully. Together, these documents describe the specific terms of the shares we are offering. You should carefully read the sections titled “Risk Factors,” “Selected Financial and Other Data,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Financial Statements” in the accompanying prospectus, as well as the sections titled “Interim Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Interim Financial Statements” in this prospectus supplement. Except as otherwise noted, all information in this prospectus supplement and the accompanying prospectus assumes no exercise of the underwriters’ over-allotment option.

We commenced operations on February 15, 2007 as Fifth Street Mezzanine Partners III, L.P., a Delaware limited partnership. Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp., a newly formed Delaware corporation. Unless otherwise noted, the terms “we,” “us,” “our” and “Fifth Street” refer to Fifth Street Mezzanine Partners III, L.P. prior to the merger date, and Fifth Street Finance Corp. on and after the merger date. In addition, the terms “Fifth Street Management” and “investment adviser” refer to Fifth Street Management LLC.

Fifth Street Finance Corp.

We are a specialty finance company that lends to and invests in small and mid-sized companies in connection with investments by private equity sponsors. We define small and mid-sized companies as those with annual revenues between $25 million and $250 million. We are externally managed and advised by Fifth Street Management, whose six principals collectively have over 50 years, and individually have between 3 years and 14 years, of experience lending to and investing in small and mid-sized companies. Fifth Street Management is an affiliate of Fifth Street Capital LLC, a private investment firm founded and managed by Leonard M. Tannenbaum who has led the investment of over $600 million in small and mid-sized companies, including the investments made by Fifth Street, since 1998.

Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments. To meet our investment objective we seek to (i) capitalize on our investment adviser’s relationships with private equity sponsors; (ii) focus on transactions involving small and mid-sized companies that we believe offer higher yielding debt investment opportunities, lower leverage levels and other terms more favorable than transactions involving larger companies; (iii) continue our growth of direct originations; (iv) employ disciplined underwriting policies and rigorous portfolio management practices; (v) structure our investments to minimize risk of loss and achieve attractive risk-adjusted returns; and (vi) leverage the skills and experience of our investment adviser.

As of June 30, 2009, we have originated $345.5 million of investments and our portfolio totaled $290.7 million at fair value and was comprised of investments in 26 portfolio companies. The weighted average annualized yield of our debt investments as of June 30, 2009 was approximately 16.2%. Our investments generally range in size from $5 million to $40 million and are principally in the form of first and second lien debt investments, which may also include an equity component. As of June 30, 2009, all of our debt investments were secured by first or second priority liens on the assets of our portfolio companies. Moreover, we held equity investments consisting of common stock, preferred stock or limited liability company interests in 20 out of 26 portfolio companies as of June 30, 2009.

We are an externally managed, closed-end, non-diversified management investment company which has elected to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act.

As a business development company, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to, finance our investments using debt and equity. See the section titled “Regulation” in the accompanying prospectus. We elected, effective as of January 2, 2008, to be treated for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code, or the Code. See the section titled “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus. As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends if we meet certain source-of-income, distribution and asset diversification requirements.

Recent Developments

On July 1, 2009, we invested an additional $0.3 million in Lighting by Gregory, LLC, one of our existing portfolio companies, to purchase a controlling interest in the company. In addition, on July 29, 2009, we invested an additional $0.4 million in Lighting by Gregory, LLC as an addition to the company’s existing Term A loan.

On July 14, 2009, we received a letter from the Small Business Administration, or SBA, indicating that our small business investment company, or SBIC, subsidiary’s application had been accepted for processing and that our SBIC subsidiary is eligible to make pre-licensing investments. Our SBIC subsidiary has not at this time been approved or denied approval for a license.

On July 21, 2009, we completed a public offering of 9,487,500 shares of our common stock, which included the underwriters’ full exercise of their over-allotment option, at a price of $9.25 per share. The net proceeds totaled approximately $82.6 million after deducting the underwriting discount of approximately $4.4 million and offering expenses of approximately $750,000. We sold our shares at a price below our then-current net asset value per share pursuant to the authority granted by our common stockholders at a special meeting of stockholders held on June 24, 2009.

On July 21, 2009, we repaid in full the outstanding balance of $16.5 million on our secured revolving credit facility with the Bank of Montreal.

On August 3, 2009, our Board of Directors approved an increase in the annual retainer fee paid to our independent directors to $30,000 from $25,000, which is payable once per year if the director attends at least 75% of the meetings held during the previous year, and a reduction in the annual retainer fee paid to the chairman of the Valuation Committee of our Board of Directors to $20,000 from $30,000. This change is effective as of our fiscal year beginning October 1, 2009.

On August 3, 2009, we declared a $0.25 per share dividend to our common stockholders of record as of September 8, 2009. The dividend is payable on September 25, 2009. Because the record date for the dividend is prior to the date of this offering, investors who purchase shares of our common stock in this offering will not be entitled to receive such dividend.

On August 3, 2009, we cancelled our loan agreement with American Hardwoods Industries Holdings, LLC in return for a cash payment of $144,000 and a contingent payment of $106,000, which is payable upon the future sale of the business or its assets.

On August 6, 2009, we entered into a subscription agreement to purchase a limited partnership interest in Riverlake Equity Partners II, L.P., and agreed to commit $1,000,000 to the investment. As of September 21, 2009, this investment had not been funded.

On September 10, 2009, we announced that we received a non-binding commitment letter from Wachovia Bank, N.A., a Wells Fargo company, or Wachovia, for a three-year credit facility in the amount of $50 million with an accordion feature, which will allow for potential future expansion of the facility up to $100 million, and will bear interest at LIBOR plus 4.00% per annum. Wachovia’s commitment is subject to the execution of definitive documentation as well as other conditions set forth in its commitment letter and, as a result, may not result in an actual lending arrangement. We also gave notice of termination, effective September 16, 2009, to Bank of Montreal with respect to our existing $50 million revolving credit facility with Bank of Montreal. The revolving credit facility was scheduled to expire on December 29, 2009 and had an interest rate of LIBOR plus 3.25%.

On September 10, 2009, we and our SBIC subsidiary closed a $13 million pre-licensing investment in Trans-Trade, Inc., and its affiliates, a non-asset-based logistics business, consisting of an $11 million term loan and a $2 million unfunded revolver. The term loan is held by our SBIC subsidiary and will be counted as an investment made by our SBIC subsidiary, should it receive a license from the SBA.

On September 14, 2009, Filet of Chicken repaid $3 million of principal outstanding under its term loan to us.

On September 15, 2009, we reported in our monthly newsletter that our pipeline of investment transactions under review had reached $900 million. However, these transactions remain subject to completion of our due diligence and approval process as well as negotiation of definitive documentation and, as a result, may not result in completed investments.

We also reported in our newsletter that we expect that our dividend will be increased in the quarter ending December 31, 2009. In addition, we reported that we had one loan on cash non-accrual status as of September 15, 2009, and that additional loans could go to non-accrual status in the future. In this regard, we expect to see fluctuations in the accrual status of 3, 4 and 5-rated securities in the near-term as problems arise and are resolved.

On September 17, 2009, Storytellers Theaters Corporation drew $250,000 on its previously undrawn line of credit from us.

We are in the process of completing a subscription agreement to purchase a limited partnership interest in Riverside Fund IV, LP. The maximum amount of this commitment will be $1,000,000.

Our Corporate Information

Our principal executive offices are located at 10 Bank Street, 12th Floor, White Plains, New York 10606 and our telephone number is (914) 286-6800. We maintain a website on the Internet at www.fifthstreetfinance.com. Information contained on our website is not incorporated by reference into this prospectus supplement and you should not consider information contained on our website to be part of this prospectus supplement.

About the Offering

Common stock offered by us	4,800,000 shares

Common stock outstanding prior to this offering	32,302,097 shares

Common stock to be outstanding after this offering	37,102,097 shares

Over-allotment option	720,000 shares

Use of proceeds	We intend to use substantially all of the net proceeds from this offering to make investments in small and mid-sized companies (including investments made through our SBIC subsidiary to the extent that we receive an SBIC license from the SBA) in accordance with our investment objective and strategies described in this prospectus supplement and the accompanying prospectus and for general corporate purposes, including working capital requirements. Pending such use, we will invest the net proceeds primarily in high quality, short-term debt securities, consistent with our business development company election and our election to be taxed as a RIC, at yields significantly below those we earn on investments in small and mid-sized companies. See “Use of Proceeds” in this prospectus supplement for more information.

New York Stock Exchange symbol	“FSC”

Investment Advisory Fees	Fifth Street Management serves as our investment adviser. We pay Fifth Street Management a fee for its services under the investment advisory agreement consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% of our gross assets, which includes any borrowings for investment purposes. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement) and equals 20% of our “Incentive Fee Capital Gains,” which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee. See “Investment Advisory Agreement” in the accompanying prospectus.

Administration Agreement	FSC, Inc. serves as our administrator. We reimburse FSC, Inc. the allocable portion of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including rent and our allocable portion of the costs of compensation and related expenses of our chief financial officer and chief compliance officer, and their respective staff. See “Administration Agreement” in the accompanying prospectus.

Distributions	We intend to pay quarterly distributions to our stockholders out of assets legally available for distribution. Our distributions, if any, will be determined by our Board of Directors.

Taxation	We elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. Accordingly, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we currently distribute to our stockholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to timely filing the final tax return related to the year which generated such taxable income. See “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus.

Risk factors	Your investment in our common stock involves a high degree of risk, and should be considered highly speculative. See “Risk Factors” beginning on page 13 of the accompanying prospectus for a discussion of factors you should carefully consider, including the risk of leverage, before investing in our common stock.

Conflicts of Interest	In the ordinary course of business, the underwriters or their affiliates have engaged and may in the future engage in various financings, banking and investment banking services with, and provide financial advisory services to our company and our affiliates, for which they have received or may receive customary fees and expenses. On July 21, 2009, we completed a public offering of 9,487,500 shares of our common stock, which included the underwriters’ full exercise of their over-allotment option, at a price of $9.25 per share. Wells Fargo Securities, LLC, UBS Securities LLC, Stifel, Nicolaus & Company, Incorporated and RBC Capital Markets Corporation each participated as underwriters in this offering. On September 10, 2009, we announced that we received a non-binding commitment letter from Wachovia Bank, N.A., an affiliate of Wells Fargo Securities, LLC, for a three-year credit facility. See “Underwriting” for further information.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus supplement contains a reference to fees or expenses paid by “you,” “us” or “Fifth Street,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	4.75	% (1)
Offering expenses (as a percentage of offering price)	0.95	% (2)
Dividend reinvestment plan fees	—	% (3)

Total stockholder transaction expenses (as a percentage of offering price)	5.70	% (4)
Annual Expenses (as a percentage of net assets attributable to common stock):
Management fees	4.60	% (5)
Interest payments on borrowed funds	0.21	% (6)
Other expenses	1.35%

Total annual expenses	6.16	% (7)

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above, and that you would pay a sales load of 4.75% (the underwriting discount to be paid by us with respect to common stock sold by us in this offering).

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$115	$230	$342	$616

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the cash distribution payable to a participant by either (i) the market price per share of our common stock at the close of trading on the payment date fixed by our Board of Directors in the event that we use newly issued shares to satisfy the share requirements of the divided reinvestment plan or (ii) the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased by the administrator of the dividend reinvestment plan in the event that shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our dividend reinvestment plan.

(1)	Represents the underwriting discount with respect to the shares of our common stock sold by us in this offering.

(2)	The offering expenses of this offering are estimated to be approximately $480,000. If the underwriters exercise their over-allotment option in full, the offering expenses borne by our common stockholders (as a percentage of the offering price) will be approximately 0.83%.

(3)	The expenses of administering our dividend reinvestment plan are included in operating expenses.

(4)	Total stockholder transaction expenses include a sales load of 4.75%.

(5)	Our “management fees” are made up of our base management fee and the incentive fees payable under our investment advisory agreement. The base management fee portion of our “management fees” reflected in the table above is 2.14%, which is calculated based on our net assets (rather than our gross assets). Our base management fee under the investment advisory agreement is based on our gross assets, which includes borrowings for investment purposes. See “Investment Advisory Agreement — Overview of Our Investment Adviser — Management Fee” in the accompanying prospectus.

The incentive fee portion of our “management fees” is 2.46%. This calculation assumes that annual incentive fees earned by our investment adviser remain consistent with the incentive fees earned by our investment adviser during the quarter ended June 30, 2009, which totaled $2.0 million. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, will equal 20% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” that exceeds a 2% quarterly (8% annualized) hurdle rate, subject to a “catch up” provision measured at the end of each fiscal quarter. The first part of the incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. The operation of the first part of the incentive fee for each quarter is as follows:

• no incentive fee is payable to the investment adviser in any fiscal quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2% (the “preferred return” or “hurdle”).

• 100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any fiscal quarter (10% annualized) is payable to the investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.5% in any fiscal quarter; and

• 20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any fiscal quarter (10% annualized) is payable to the investment adviser (once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the investment adviser).

The second part of the incentive fee equals 20% of our “Incentive Fee Capital Gains,” which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee is payable, in arrears, at the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date), commencing with the year ending September 30, 2008.

(6)	“Interest payments on borrowed funds” represent our estimated annual interest payments on borrowed funds. On September 9, 2009, we gave notice of termination, effective September 16, 2009, to Bank of Montreal with respect to our $50 million revolving credit facility with Bank of Montreal. The revolving credit facility was scheduled to expire on December 29, 2009 and had an interest rate of LIBOR plus 3.25%. We terminated the $50 million revolving credit facility with Bank of Montreal because we received a non-binding commitment letter from a new lender, Wachovia Bank, N.A., for a three-year credit facility in the amount of $50 million with an accordion feature, which will allow for potential future expansion of the facility up to $100 million, and will bear interest at LIBOR plus 4.00% per annum. The new lender’s commitment is subject to the execution of definitive documentation as well as other conditions set forth in its commitment letter and, as a result, may not result in an actual lending arrangement. We have no current intention to issue preferred shares in the next twelve months.

(7)	“Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness and after taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been funded with borrowed monies. The reason for presenting expenses as a percentage of net assets attributable to common stockholders is that our common stockholders bear all of our fees and expenses.

USE OF PROCEEDS

The net proceeds from the sale of the 4,800,000 shares of common stock in this offering are estimated to be $47,526,000, and $54,726,900 if the underwriters’ over-allotment option is exercised in full and after deducting the underwriting discount and estimated offering expenses payable by us.

We intend to use substantially all of the net proceeds from this offering to make investments in small and mid-sized companies (including investments made through our SBIC subsidiary to the extent that we receive an SBIC license from the SBA) in accordance with our investment objectives and strategies described in this prospectus supplement and the accompanying prospectus and for general corporate purposes, including working capital requirements. Pending such use, we will invest the net proceeds primarily in high quality, short-term debt securities consistent with our business development company election and our election to be taxed as a RIC at yields significantly below those we earn on investments in small and mid-sized companies. The management fee payable by us to our investment adviser will not be reduced while our assets are invested in such securities. See “Regulation — Temporary Investments” in the accompanying prospectus. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from this offering, pending full investment, are held in lower-yielding interest-bearing deposits or other short-term instruments.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

On June 24, 2009, our common stockholders voted to allow us to issue common stock at a discount from our net asset value (NAV) per share for a period of one year ending on June 24, 2010. In connection with the receipt of such stockholder approval, we agreed to limit the number of shares that we issue at a price below net asset value pursuant to this authorization so that the aggregate dilutive effect on our then outstanding shares will not exceed 15%. For example, if our most recently determined net asset value at the time of the first offering is $15.00 per share of common stock and we have 30 million shares outstanding, the sale of 6 million shares at net proceeds to us of $7.50 per share (a 50% discount) would produce dilution of 8.33%. If we subsequently determined that our net asset value per share increased to $15.75 on the then 36 million shares outstanding and then made an additional offering, we could, for example, sell approximately an additional 7.2 million shares at net proceeds to us of $9.45 per share, which would produce dilution of 6.67%, before we would reach the aggregate 15% limit.

In order to sell shares pursuant to this authorization:

•	a majority of our independent directors who have no financial interest in the sale must have approved the sale; and

•	a majority of such directors, who are not interested persons of Fifth Street, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, must have determined in good faith, and as of a time immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of those shares, less any underwriting commission or discount.

Recent Offering of Common Stock Below Net Asset Value

Below is certain information pertaining to the only offering of shares of our common stock below net value that we have made pursuant to the authorization described above:

Date of	Proceeds to Us	Shares	Net Asset	Percentage
Offering	Per Share	Issued	Value Per Share	Dilution

July 21, 2009	$8.79	9,487,500	$11.94	7.93%

Current Offering of Common Stock Below Net Asset Value

The offering being made pursuant to this prospectus supplement is at a price below our most recently determined NAV per share, as adjusted to give effect to known and quantifiable events that occurred subsequent to the determination of such NAV per share. In this regard, we are required to determine the net asset value per share of our common stock on a quarterly basis. The net asset value per share of our common stock as of June 30, 2009 was $11.95. Based on certain events that occurred subsequent to June 30, 2009 (including the issuance of shares of our common stock on July 21, 2009 in connection with an underwritten offering and the accrual of a liability in connection with the declaration on August 3, 2009 of our fourth quarter 2009 dividend, but excluding the accrual of investment income and expenses, realized gains and losses on the sale of our portfolio investments and any changes in unrealized appreciation (depreciation) on investments)), we estimate that the net asset value per share of our common stock is $10.75. In making a determination that this offering is in our and our stockholders’ best interests, our Board of Directors considered a variety of factors including:

•	The effect that the offering will have on our stockholders, including the potential dilution they may experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share, as adjusted to give effect to known and quantifiable events that occurred subsequent to the determination of such NAV per share;

•	The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the proposed offering price closely approximates the market value of our shares;

•	The potential market impact of being able to raise capital during the current financial market difficulties;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments to be funded with the proceeds from the offering, if any (including through our SBIC subsidiary assuming that we receive an SBIC license from the SBA for our subsidiary); and

•	The leverage available to us, both before and after the offering, and the terms thereof.

Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different sets of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in this Offering

Our existing stockholders who do not participate in this offering or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following table illustrates the level of NAV dilution that would be experienced by a current 1.0% stockholder who does not participate in this offering. The table includes the underwriting discount, but not the estimated offering expenses payable by us in connection with this offering.

	Prior to Sale		Following
	Below NAV		Sale		% Change

Offering Price
Price per Share to Public	N/A	(1)		$10.50	N/A
Net Proceeds per Share to Issuer	N/A			$10.00	N/A
Increase in Shares and Decrease to NAV
Total Shares Outstanding	32,302,097			37,102,097	14.86%
Estimated NAV per Share	$10.75			$10.66	−0.88%
Dilution to Nonparticipating Stockholder A
Share Dilution
Shares Held by Stockholder A	323,021			323,021	N/A
Percentage Outstanding Held by Stockholder A	1.00%			0.87%	−12.94%
NAV Dilution
Total NAV Held by Stockholder A	$3,472,475			$3,441,831	N/A
Total Investment by Stockholder A (Assumed to be at NAV per Share)	$3,472,475			$3,472,475	N/A
Total Dilution to Stockholder A (Total NAV Less Total Investment)	N/A		$	−30,645	N/A
NAV Dilution per Share
NAV per Share Held by Stockholder A	N/A			$10.66	N/A
Investment per Share Held by Stockholder A (Assumed to be at Estimated NAV per Share on Shares Held Prior to Sale)	$10.75			$10.75	N/A
NAV Dilution per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)	N/A		$	−0.09	N/A
Percentage NAV Dilution Experienced by Stockholder A (NAV
Dilution per Share Divided by Investment per Share)	N/A			N/A	−0.88%

(1)	N/A stands for not applicable.

Impact on Existing Stockholders who do Participate in this Offering

Our existing stockholders who participate in this offering or who buy additional shares in the secondary market at the same or lower price as we obtain in this offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution to such stockholders will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than their proportionate percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares purchased by such stockholder increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and the level of discount to NAV increases.

The following table illustrates the level of dilution and accretion in this offering for a current 1.0% stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 24,000 shares, which is 0.5% of this offering rather than its 1.0% proportionate share) and (2) 150% of such percentage (i.e., 72,000 shares, which is 1.5% of the offering rather than its 1.0% proportionate share). The table includes the underwriting discount, but not the estimated offering expenses payable by us in connection with this offering.

			50%			150%
			Participation			Participation
	Prior to Sale		Following			Following
	Below NAV		Sale		% Change	Sale		% Change

Offering Price
Price per Share to Public	N/A	(1)		$10.50	N/A		$10.50	N/A
Net Proceeds per Share to Issuer	N/A			$10.00	N/A		$10.00	N/A
Increase in Shares and Decrease to NAV
Total Shares Outstanding	32,302,097			37,102,097	14.86%		37,102,097	14.86%
Estimated NAV per Share	$10.75			$10.66	−0.84%		$10.66	−0.84%
Dilution/Accretion to Participating
Stockholder A
Share Dilution/Accretion
Shares Held by Stockholder A	323,021			347,021	7.43%		395,021	22.29%
Percentage Outstanding Held by Stockholder A	1.00%			0.94%	−6.47%		1.06%	6.47%
NAV Dilution/Accretion
Total NAV Held by Stockholder A	$3,472,475			$3,699,244	6.53%		$4,210,924	21.27%
Total Investment by Stockholder A (Assumed to be at NAV per Share on Shares Held Prior to Sale)	$3,472,475			$3,724,475	N/A		$4,228,475	N/A
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)	N/A		$	−25,232	N/A	$	−17,552	N/A
NAV Dilution/Accretion per Share
NAV per Share Held by Stockholder A	N/A			$10.66	N/A		$10.66	N/A
Investment per Share Held by Stockholder A (Assumed to be at Estimated NAV per Share on Shares Held Prior to Sale)	$10.75			$10.73	−0.16%		$10.70	−0.42%
NAV Dilution/Accretion per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)	N/A		$	−0.07	N/A	$	−0.04	N/A
Percentage NAV Dilution/Accretion Experienced by Stockholder A (NAV Dilution/Accretion per Share Divided by Investment per Share)	N/A			N/A	−0.68%		N/A	−0.42%

(1)	N/A stands for not applicable.

Impact on New Investors

Investors who are not currently stockholders, but who participate in this offering and whose investment per share is greater than the resulting NAV per share due to selling compensation and expenses paid by us will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. On the other hand, investors who are not currently stockholders, but who participate in this offering and whose investment per share is also less than the resulting NAV per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. These latter investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following table illustrates the level of dilution or accretion for new investors that will be experienced by a new investor who purchases the same percentage (1.0%) of the shares in this offering as the stockholder in the prior examples held immediately prior to this offering. The table includes the underwriting discount, but not the estimated offering expenses payable by us in connection with this offering.

	Prior to Sale		Following
	Below NAV		Sale	% Change

Offering Price
Price per Share to Public	N/A	(1)	$10.50	N/A
Net Proceeds per Share to Issuer	N/A		$10.00	N/A
Increase in Shares and Decrease to NAV
Total Shares Outstanding	32,302,097		37,102,097	14.86%
Estimated NAV per Share	$10.75		$10.66	−0.84%
Dilution/Accretion to New Investor A
Share Dilution
Shares Held by Investor A	N/A		48,000	N/A
Percentage Outstanding Held by Investor A	0.00%		0.13%	N/A
NAV Dilution
Total NAV Held by Investor A	N/A		$511,680	N/A
Total Investment by Investor A (At Price to Public)	N/A		$504,000	N/A
Total Dilution/Accretion to Investor A (Total NAV Less Total Investment)	N/A		$7,680	N/A
NAV Dilution per Share
NAV per Share Held by Investor A	N/A		$10.66	N/A
Investment per Share Held by Investor A	N/A		$10.50	N/A
NAV Dilution/Accretion per Share Experienced by Investor A (NAV per Share Less Investment per Share)	N/A		$0.16	N/A
Percentage NAV Dilution/Accretion Experienced by Investor A (NAV Dilution/ Accretion per Share Divided by Investment per Share)	N/A		N/A	1.52%

(1)	N/A stands for not applicable.

CAPITALIZATION

The following table sets forth our capitalization as of June 30, 2009:

•	on an actual basis;

•	on an as adjusted basis to reflect the sale of 9,487,500 shares of our common stock on July 21, 2009 at the offering price of $9.25 per share, underwriting discount of $4,387,969, offering expenses of $675,894 and the $0.25 dividend we declared on August 3, 2009; and

•	on a pro forma as adjusted basis to reflect the sale of 4,800,000 shares of common stock in this offering, after deducting the underwriting discount and estimated offering expenses payable by us.

	As of June 30, 2009
		As adjusted for the
		7/21/09 offering	As adjusted for the
	Actual	and 8/3/09 dividend	offering
	(unaudited)

Long-term debt, including current maturities:
Borrowings under credit facility	$18,500,000	$—	$0 (1)

Total long-term debt	18,500,000	—	0
Stockholders’ equity:
Common stock, $0.01 par value (49,800,000 shares authorized; 22,814,597 shares outstanding actual, 32,302,097 shares outstanding as adjusted, 37,102,097 shares outstanding as further adjusted)	228,146	323,021	371,021

Additional paid-in-capital	301,901,327	384,501,964	431,979,964
Net unrealized depreciation on investments	(29,508,273)	(29,508,273)	(29,508,273)
Net realized loss on investments	(12,337,513)	(12,337,513)	(12,337,513)
Accumulated undistributed net investment income	12,418,019	4,342,495	4,342,495

Total stockholders’ equity	272,701,706	347,321,694	394,847,694

Total capitalization	$291,201,706	$347,321,694	$394,847,694

(1)	As of July 31, 2009, we had repaid all amounts outstanding under our credit facility. As of September 16, 2009, we terminated our credit facility with Bank of Montreal and received a non-binding commitment letter agreement with Wachovia Bank, N.A., for a three-year credit facility in an amount of $50 million with an accordion feature, which will allow for potential future expansion of the facility up to $100 million, and will bear interest at LIBOR plus 4.00% per annum. See “Prospectus Summary — Recent Developments” for a more detailed discussion of the non-binding commitment letter.

UNDERWRITING

Wells Fargo Securities, LLC and UBS Securities LLC are acting as joint book-running managers of the offering and as representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated September 22, 2009, each underwriter named below severally agrees to purchase the number of shares indicated in the following table:

Underwriters	Number of Shares

Wells Fargo Securities, LLC	1,920,000
UBS Securities LLC	1,680,000
Stifel, Nicolaus & Company, Incorporated	720,000
Morgan Keegan & Company, Inc.	240,000
RBC Capital Markets Corporation	240,000

Total	4,800,000

The underwriters are committed to take and pay for all of the shares being offered, if any are taken, other than the shares covered by the option described below unless and until this option is exercised.

Over-allotment Option

If the underwriters sell more shares than the total number set forth in the table above, the underwriters have an option to buy up to an additional 720,000 shares from us. They may exercise that option for 30 days. If any shares are purchased pursuant to this option, the underwriters will severally purchase shares in approximately the same proportion as set forth in the table above.

Commissions and Discounts

The following table shows the per share and total underwriting discounts and commissions to be paid by us to the underwriters. Such amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares.

Paid by Fifth Street	No Exercise	Full Exercise

Per Share	$0.49875	$0.49875
Total	$2,394,000	$2,753,100

Shares sold by the underwriters to the public will initially be offered at the public offering price set forth on the cover of this prospectus supplement. If all the shares are not sold at the public offering price, the representatives may change the offering price and the other selling terms. The offering of the shares by the underwriters is subject to receipt and acceptance and subject to the underwriters’ right to reject any order in whole or in part.

Lock-up Agreements

We and our officers and directors have agreed with the underwriters, subject to certain exceptions, not to issue, sell, dispose of or hedge any of our common stock or securities convertible into or exchangeable for shares of common stock during the period from the date of this prospectus supplement continuing through the date 75 days after the date of this prospectus supplement, except with the prior written consent of the representatives.

The 75-day restricted period described in the preceding paragraph will be automatically extended if: (1) during the last 17 days of the 75-day restricted period we issue an earnings release or announce material news or a material event; or (2) prior to the expiration of the 75-day restricted period, we announce that we will release earnings results during the 15-day period following the last day of the 75-day period, in which case the restrictions described in the preceding paragraph will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release of the announcement of the material news or material event.

Price Stabilizations and Short Positions

In connection with the offering, Wells Fargo Securities, LLC, on behalf of the underwriters, may purchase and sell shares of common stock in the open market. These transactions may include short sales, stabilizing transactions and purchases to cover positions created by short sales. Short sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in the offering. “Covered” short sales are sales made in an amount not greater than the underwriters’ option to purchase additional shares from us in the offering. The underwriters may close out any covered short position by either exercising their option to purchase additional shares or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase additional shares pursuant to the option granted to them. “Naked” short sales are any sales in excess of such option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of various bids for or purchases of common stock made by the underwriters in the open market prior to the completion of the offering.

The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of such underwriter in stabilizing or short covering transactions.

Purchases to cover a short position and stabilizing transactions, as well as other purchases by the underwriters for their own accounts, may have the effect of preventing or retarding a decline in the market price of our stock, and together with the imposition of the penalty bid, may stabilize, maintain or otherwise affect the market price of our common stock. As a result, the price of the common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued at any time. These transactions may be effected on the New York Stock Exchange, in the over-the-counter market or otherwise.

Sales Outside the United States

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the common shares, or the possession, circulation or distribution of this prospectus supplement, the accompanying prospectus or any other material relating to us or the common shares in any jurisdiction where action for that purpose is required. Accordingly, the common shares may not be offered or sold, directly or indirectly, and none of this prospectus supplement, the accompanying prospectus or any other offering material or advertisements in connection with the common shares may be distributed or published, in or from any country or jurisdiction except in compliance with any applicable rules and regulations of any such country or jurisdiction.

Each of the underwriters may arrange to sell common shares offered hereby in certain jurisdictions outside the United States, either directly or through affiliates, where they are permitted to do so. In that regard, Wells Fargo Securities, LLC may arrange to sell shares in certain jurisdictions through an affiliate, Wells Fargo Securities International Limited, or WFSIL. WFSIL is a wholly-owned indirect subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Securities, LLC. WFSIL is a U.K. incorporated investment firm regulated by the Financial Services Authority. Wells Fargo Securities is the trade name for certain corporate and investment banking services of Wells Fargo & Company and its affiliates, including Wells Fargo Securities, LLC and WFSIL.

NOTICE TO PROSPECTIVE INVESTORS IN THE EUROPEAN ECONOMIC AREA

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a Relevant Member State), each underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the Relevant Implementation Date) it has not made and will not make an offer of shares to the public in that Relevant Member State prior to the publication of a prospectus supplement and accompanying prospectus in relation to the shares which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of shares to the public in that Relevant Member State at any time:

(a) to legal entities which are authorised or regulated to operate in the financial markets or, if not so authorised or regulated, whose corporate purpose is solely to invest in securities;

(b) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts;

(c) to fewer than 100 natural or legal persons (other than qualified investors as defined in the Prospectus Directive) subject to obtaining the prior consent of the representatives for any such offer; or

(d) in any other circumstances which do not require the publication by the issuer of a prospectus supplement and accompanying prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of this provision, the expression an “offer of shares to the public” in relation to any shares in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the shares to be offered so as to enable an investor to decide to purchase or subscribe the shares, as the same may be varied in that Relevant Member State by any measure implementing the Prospectus Directive in that Relevant Member State and the expression Prospectus Directive means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

Each underwriter has represented and agreed that:

•	it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act of 2000, or “FSMA”) received by it in connection with the issue or sale of the shares in circumstances in which Section 21(1) of the FSMA does not apply to the Issuer; and

•	it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the shares in, from or otherwise involving the United Kingdom.

United Kingdom

In addition, each underwriter: (a) has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the “FSMA”) received by it in connection with the issue or sale of shares of common stock in circumstances in which Section 21(1) of the FSMA does not apply to us, and (b) has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the shares in, from or otherwise involving the United Kingdom.

Without limitation to the other restrictions referred to herein, this prospectus supplement is directed only at (1) persons outside the United Kingdom; (2) persons having professional experience in matters relating to investments who fall within the definition of “investment professionals” in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005; or (3) high net worth bodies corporate, unincorporated associations and partnerships and trustees of high value trusts as described in Article 49(2) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005. Without limitation to the other restrictions referred to herein, any investment or investment activity to which this prospectus supplement relates is available only to, and will be engaged in only with, such persons, and persons within the United Kingdom who receive this communication (other than persons who fall within (2) or (3) above) should not rely or act upon this communication.

France

The prospectus supplement and the accompanying prospectus (including any amendment, supplement or replacement thereto) have not been prepared in connection with the offering of our securities that has been approved by the Autorité des marchés financiers or by the competent authority of another State that is a contracting party to the Agreement on the European Economic Area and notified to the Autorité des marchés financiers; no security has been offered or sold or will be offered or sold, directly or indirectly, to the public in France except to permitted investors, or Permitted Investors, consisting of persons licensed to provide the investment service of portfolio management for the account of third parties, qualified investors (investisseurs qualifiés) acting for their own account and/or corporate investors meeting one of the four criteria provided in article D. 341-1 of the French Code Monétaire et Financier and belonging to a limited circle of investors (cercle restreint d’investisseurs) acting for their own account, with “qualified investors” and “limited circle of investors” having the meaning ascribed to them in Article L. 411-2, D. 411-1, D. 411-2, D. 734-1, D. 744-1, D. 754-1 and D. 764-1 of the French Code Monétaire et Financier; neither this prospectus supplement, the accompanying prospectus nor any other materials related to the offer or information contained herein or therein relating to our securities has been released, issued or distributed to the public in France except to Permitted Investors; and the direct or indirect resale to the public in France of any securities acquired by any Permitted Investors may be made only as provided by articles L. 411-1, L. 411-2, L. 412-1 and L. 621-8 to L. 621-8-3 of the French Code Monétaire et Financier and applicable regulations thereunder.

Switzerland

Our securities may not and will not be publicly offered, distributed or re-distributed on a professional basis in or from Switzerland, and neither this prospectus supplement, the accompanying prospectus nor any other solicitation for investments in our securities may be communicated or distributed in Switzerland in any way that could constitute a public offering within the meaning of articles 652a or 1156 of the Swiss Federal Code of Obligations or of Article 2 of the Federal Act on Investment Funds of March 18, 1994. This prospectus supplement and the accompanying prospectus may not be copied, reproduced, distributed or passed on to others without the representatives’ prior written consent. This prospectus supplement and the accompanying prospectus are not a prospectus within the meaning of Articles 1156 and 652a of the Swiss Code of Obligations or a listing prospectus according to article 32 of the Listing Rules of the Swiss exchange and may not comply with the information standards required thereunder. We will not apply for a listing of our securities on any Swiss stock exchange or other Swiss regulated market and this prospectus supplement and the accompanying prospectus may not comply with the information required under the relevant listing rules. The securities have not been and will not be approved by any Swiss regulatory authority. The securities have not been and will not be registered with or supervised by the Swiss Federal Banking Commission, and have not been and will not be authorized under the Federal Act on Investment Funds of March 18, 1994. The investor protection afforded to acquirers of investment fund certificates by the Federal Act on Investment Funds of March 18, 1994 does not extend to acquirers of our securities.

Hong Kong

The shares may not be offered or sold by means of any document other than (i) in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong), or (ii) to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap.571, Laws of Hong Kong) and any rules made thereunder, or (iii) in other circumstances which do not result in the document being a “prospectus” within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong), and no advertisement, invitation or document relating to the shares may be issued or may be in the possession of any person for the purpose of issue (in each case whether in Hong Kong or elsewhere), which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the laws of Hong Kong) other than with respect to shares which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder.

Singapore

This prospectus supplement and the accompanying prospectus have not been registered as a prospectus supplement and the accompanying prospectus with the Monetary Authority of Singapore. Accordingly, this prospectus supplement and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the shares may not be circulated or distributed, nor may the shares be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor under Section 274 of the Securities and Futures Act, Chapter 289 of Singapore (the “SFA”), (ii) to a relevant person, or any person pursuant to Section 275(1A), and in accordance with the conditions, specified in Section 275 of the SFA or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA.

Where the shares are subscribed or purchased under Section 275 by a relevant person which is: (a) a corporation (which is not an accredited investor) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or (b) a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary is an accredited investor, shares, debentures and units of shares and debentures of that corporation or the beneficiaries’ rights and interest in that trust shall not be transferable for six months after that corporation or that trust has acquired the shares under Section 275 except: (1) to an institutional investor under Section 274 of the SFA or to a relevant person, or any person pursuant to Section 275(1A), and in accordance with the conditions, specified in Section 275 of the SFA; (2) where no consideration is given for the transfer; or (3) by operation of law.

Japan

The securities have not been and will not be registered under the Securities and Exchange Law of Japan (the Securities and Exchange Law) and each underwriter has agreed that it will not offer or sell any securities, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan or to a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Securities and Exchange Law and any other applicable laws, regulations and ministerial guidelines of Japan.

Conflicts of Interest

In the ordinary course of business, the underwriters or their affiliates have engaged and may in the future engage in various financings, banking and investment banking services with, and provide financial advisor services to our company and our affiliates, for which they have received or may receive customary fee and expenses.

On July 21, 2009, we completed a public offering of 9,487,500 shares of our common stock, which included the underwriters’ full exercise of their over-allotment option, at a price of $9.25 per share. Wells Fargo Securities, LLC, UBS Securities LLC, Stifel, Nicolaus & Company, Incorporated and RBC Capital Markets Corporation each participated as underwriters in this offering. On September 10, 2009, we announced that we received a non-binding commitment letter from Wachovia, an affiliate of Wells Fargo Securities, LLC, for a three-year credit facility in the amount of $50 million with an accordion feature, which will allow for potential future expansion of the facility up to $100 million, and will bear interest at LIBOR plus 4.00% per annum. Wachovia’s commitment is subject to the execution of definitive documentation as well as other conditions set forth in its commitment letter and, as a result, may not result in an actual lending arrangement.

Electronic Delivery

The underwriters may make prospectuses available in electronic format. A prospectus in electronic format may be made available on the website maintained by any of the underwriters, and underwriters may distribute such prospectuses electronically. The underwriters may agree with us to allocate a limited number of shares for sale to their online brokerage customers. Any such allocation for online distributions will be made by the underwriters on the same basis as other allocations.

The underwriters do not expect sales to discretionary accounts to exceed five percent of the total number of shares offered.

We estimate that our share of the total expenses of the offering, excluding underwriting discounts, will be approximately $480,000.

We have agreed to indemnify the several underwriters against certain liabilities, including liabilities under the Securities Act.

The addresses of the underwriters are: Wells Fargo Securities, LLC, 375 Park Avenue, 4th Floor, New York, New York 10152; UBS Securities LLC, 299 Park Ave., New York, New York 10171; Stifel, Nicolaus & Company, Inc., 501 N. Broadway, St. Louis, Missouri 63102; Morgan Keegan & Company, Inc., 50 N. Front St., 19th Floor, Memphis, Tennessee 3810; and RBC Capital Markets Corporation, 3 World Financial Center, 200 Vesey Street, 8th Floor, New York, New York 10281.

VALIDITY OF THE SECURITIES

Certain legal matters regarding the shares of common stock offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington D.C., and the validity of the securities will be passed upon for the underwriters by Hunton & Williams LLP.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus supplement. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus supplement.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act of 1934. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

INTERIM MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with “Interim Financial Statements” in this prospectus supplement.

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in the accompanying prospectus for a discussion of the uncertainties, risks and assumptions associated with these statements.

Overview

We are a specialty finance company that lends to and invests in small and mid-sized companies in connection with investments by private equity sponsors. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments.

We were formed as a Delaware limited partnership (Fifth Street Mezzanine Partners III, L.P.) on February 15, 2007. Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp. At the time of the merger all outstanding partnership interests in Fifth Street Mezzanine Partners III, L.P. were exchanged for 12,480,972 shares of common stock in Fifth Street Finance Corp.

Our consolidated financial statements prior to January 2, 2008 reflect our operations as a Delaware limited partnership (Fifth Street Mezzanine Partners III, L.P.) prior to our merger with and into a corporation (Fifth Street Finance Corp.).

On June 17, 2008, we completed an initial public offering of 10,000,000 shares of our common stock at the offering price of $14.12 per share. Our shares are currently listed on the New York Stock Exchange under the symbol “FSC.”

On July 21, 2009, we completed a follow-on public offering of 9,487,500 shares of our common stock, which included the underwriters’ full exercise of their over-allotment option, at the offering price of $9.25 per share. The net proceeds totaled approximately $82.6 million after deducting the underwriting discount of approximately $4.4 million and offering costs of approximately $750,000.

Since approximately mid-2007, the financial markets and the economy have been volatile and generally declining. This has had a wide impact on our business. It affects our investment origination, valuation, pricing and ability to raise capital. It also affects our portfolio companies’ ability to grow their business and service our debt. To the extent these conditions continue or worsen, they will continue to negatively impact our operating results and limit our ability to grow.

Critical Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States (GAAP) requires management to make certain estimates and assumptions affecting amounts reported in the consolidated financial statements. We have identified investment valuation and revenue recognition as our most critical accounting estimates. We continuously evaluate our estimates, including those related to the matters described below. These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Investment Valuation

We are required to report our investments that are not publicly traded or for which current market values are not readily available at fair value. The fair value is deemed to be the value at which an enterprise could be sold in a transaction between two willing parties other than through a forced or liquidation sale.

Under Statement of Financial Standards No. 157-Fair Value Measurements, or SFAS 157, which we adopted effective October 1, 2008, we perform detailed valuations of our debt and equity investments on an individual basis, using market based, income based, and bond yield approaches as appropriate.

Under the market approach, we estimate the enterprise value of the portfolio companies in which we invest. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, we analyze various factors, including the portfolio company’s historical and projected financial results. We generally require portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically, private companies are valued based on multiples of EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), cash flows, net income, revenues, or in limited cases, book value.

Under the income approach, we generally prepare and analyze discounted cash flow models based on our projections of the future free cash flows of the business. We also use bond yield models to determine the present value of the future cash flow streams of our debt investments. We review various sources of transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assess the information in the valuation process.

We also may, when conditions warrant, utilize an expected recovery model, whereby we use alternate procedures to determine value when the customary approaches are deemed to be not as relevant or reliable.

Our Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of our investments:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the deal team within our investment adviser responsible for the portfolio investment;

•	Preliminary valuations are then reviewed and discussed with the principals of our investment adviser;

•	Separately, an independent valuation firm engaged by the Board of Directors prepares preliminary valuations on a selected basis and submits a report to us;

•	The deal team compares and contrasts their preliminary valuations to the report of the independent valuation firm and resolves any differences;

•	The deal team prepares a final valuation report for the Valuation Committee of our Board of Directors;

•	The Valuation Committee of our Board of Directors reviews the preliminary valuations, and the deal team responds and supplements the preliminary valuations to reflect any comments provided by the Valuation Committee of our Board of Directors;

•	The Valuation Committee of our Board of Directors makes a recommendation to the Board of Directors; and

•	The Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith.

The fair value of all of our investments at June 30, 2009 and September 30, 2008, was determined by our Board of Directors. Our Board of Directors is solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and consistently applied valuation process.

Our Board of Directors has engaged an independent valuation firm to provide us with valuation assistance with respect to at least 90% of the cost basis of our investment portfolio in any given quarter. Upon completion of its process each quarter, the independent valuation firm provides us with a written report regarding the preliminary valuations of selected portfolio securities as of the close of such quarter. We will continue to engage an independent valuation firm to provide us with assistance regarding our determination of the fair value of selected portfolio securities each quarter; however, our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith.

An independent valuation firm, Murray, Devine & Co., Inc., provided us with assistance in our determination of the fair value of 91.9% of our portfolio for the quarter ended December 31, 2007, 92.1% of our portfolio for the quarter ended March 31, 2008, 91.7% of our portfolio for the quarter ended June 30, 2008, 92.8% of our portfolio for the quarter ended September 30, 2008, 100% of our portfolio for the quarter ended December 31, 2008, 88.7% of our portfolio for the quarter ended March 31, 2009 (or 96.0% of our portfolio excluding our investment in IZI Medical Products, Inc., which closed on March 31, 2009 and therefore was not part of the independent valuation process), and 92.1% of our portfolio for the quarter ended June 30, 2009.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities, or SFAS 159, which provides companies with an option to report selected financial assets and liabilities at fair value. While SFAS 159 became effective for our 2009 fiscal year, we did not elect the fair value measurement option for any of our financial assets or liabilities.

Effective October 1, 2008, we adopted SFAS 157. In accordance with that standard, we changed our presentation for all periods presented to net unearned fees against the associated debt investments. Prior to the adoption of SFAS 157 on October 1, 2008, we reported unearned fees as a single line item on our Consolidated Balance Sheets and Consolidated Schedule of Investments. This change in presentation had no impact on the overall net cost or fair value of our investment portfolio and had no impact on our financial position or results of operations.

The following table summarizes the effect of the adoption of SFAS 157 on the presentation of our investment portfolio in the Consolidated Financial Statements.

	Fair value as reported		Fair value as reported
	in the September 30, 2008	Change in presentation	in the September 30, 2008
	Financial Statements	of unearned fee income	Consolidated Financial Statements
	as filed in the September 30, 2008	to conform with	as filed in the June 30, 2009
	Form 10-K	SFAS 157	Form 10-Q

Affiliate investments	$73,106,057	$(1,755,640)	$71,350,417
Non-Control/Non-Affiliate investments	205,889,362	(3,480,625)	202,408,737
Unearned fee income	(5,236,265)	5,236,265	—
Total investments net of unearned fee income	$273,759,154	$—	$273,759,154

Revenue Recognition

Interest and Dividend Income

Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. We stop accruing interest on investments when it is determined that interest is no longer collectible. Distributions from portfolio companies are recorded as dividend income when the distribution is received.

Fee Income

We receive a variety of fees in the ordinary course of our business, including origination fees. We account for our fee income in accordance with Emerging Issues Task Force Issue 00-21 “Accounting for Revenue Arrangements with Multiple Deliverables,” or EITF 00-21. EITF 00-21 addresses certain aspects of a company’s accounting for arrangements containing multiple revenue-generating activities. In some arrangements, the different revenue-generating activities (deliverables) are sufficiently separable and there exists sufficient evidence of their fair values to separately account for some or all of the deliverables (i.e., there are separate units of accounting). EITF 00-21 states that the total consideration received for the arrangement be allocated to each unit based upon each unit’s relative fair value. In other arrangements, some or all of the deliverables are not independently functional, or there is not sufficient evidence of their fair values to account for them separately. The timing of revenue recognition for a given unit of accounting depends on the nature of the deliverable(s) in that accounting unit (and the corresponding revenue recognition model) and whether the general conditions for revenue recognition have been met. Fee income for which fair value cannot be reasonably ascertained is recognized using the interest method in accordance with Statement of Financial Accounting Standards No. 91, “Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases,” or SFAS No. 91. We recognize fee income in accordance with SFAS No. 91. In addition, we capitalize and offset direct loan origination costs against the origination fees received and only defer the net fee.

As of June 30, 2009, we are also entitled to receive approximately $6.2 million in aggregate exit fees across ten portfolio investments upon the future exit of those investments. Exit fees are fees that are earned and payable upon the exit of a debt security and, similar to a prepayment penalty, are not accrued or otherwise included in net investment income until received. Such fees will be paid to us when a portfolio company exits our loan, for example in a refinancing, or when the loan matures. The receipt of such fees as well the timing of our receipt of such fees is contingent upon a successful exit event for each of the ten investments.

Payment-in-Kind (PIK) Interest

Our loans typically contain a contractual PIK interest provision. The PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. We generally cease accruing PIK interest if there is insufficient value to support the accrual or if we do not expect the portfolio company to be able to pay all principal and interest due. Our decision to cease accruing PIK interest involves subjective judgments and determinations based on available information about a particular portfolio company, including whether the portfolio company is current with respect to its payment of principal and interest on its loans and debt securities; monthly and quarterly financial statements and financial projections for the portfolio company; our assessment of the portfolio company’s business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan; information obtained by us in connection with periodic formal update interviews with the portfolio company’s management and, if appropriate, the private equity sponsor; and information about the general economic and market conditions in which the portfolio company operates. Based on this and other information, we determine whether to cease accruing PIK interest on a loan or debt security. Our determination to cease accruing PIK interest on a loan or debt security is generally made well before our full write-down of such loan or debt security.

For a discussion of risks we are subject to as a result of our use of PIK interest in connection with our investments, see “Risk Factors — Risks Relating to Our Business and Structure — We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income”, “We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive” and “— Our incentive fee may induce our investment adviser to make speculative investments” in the accompanying prospectus. In addition, if it is subsequently determined that we will not be able to collect any previously accrued PIK interest, the fair value of our loans or debt securities would decline by the amount of such previously accrued, but uncollectible, PIK interest.

To maintain our status as a RIC, PIK interest must be paid out to our stockholders in the form of dividends even though we have not yet collected the cash and may never collect the cash relating to the PIK interest.

Accumulated PIK interest represented approximately $10.7 million or 3.7% of our portfolio of investments at fair value as of June 30, 2009, and approximately $5.4 million or 2.0% as of September 30, 2008. The net increase in loan balances as a result of contracted PIK arrangements are separately identified on our Consolidated Statements of Cash Flows.

Portfolio Composition

Our investments principally consist of loans, purchased equity investments and equity grants in privately-held companies. Our loans are typically secured by either a first or second lien on the assets of the portfolio company, generally have terms of up to seven years (but an expected average life of between three and four years) and typically bear interest at fixed rates and, to a lesser extent, at floating rates. We are currently focusing our new debt origination efforts on first lien loans.

A summary of the composition of our investment portfolio at cost and fair value as a percentage of total investments is shown in following tables:

	June 30,	September 30,
	2009	2008

Cost:
First lien debt	44.42%	37.41%
Second lien debt	52.42	59.38
Purchased equity	1.29	1.42
Equity grants	1.87	1.79

Total	100.00%	100.00%

	June 30,	September 30,
	2009	2008

Fair value:
First lien debt	45.80%	39.54%
Second lien debt	53.09	58.78
Purchased equity	0.17	0.73
Equity grants	0.94	0.95

Total	100.00%	100.00%

The industry composition of our portfolio at cost and fair value as of June 30, 2009 and September 30, 2008 were as follows:

	June 30,	September 30,
	2009	2008

Cost:
Healthcare technology	11.61%	3.33%
Healthcare services	10.37	8.01
Footwear and apparel	6.92	6.21
Restaurants	6.28	6.65
Construction and engineering	5.96	6.45
Healthcare facilities	5.62	6.27
Trailer leasing services	5.34	5.85
Manufacturing — mechanical products	4.85	5.33
Data processing and outsourced services	4.24	4.77
Media — Advertising	4.14	4.40
Merchandise display	4.07	4.40
Home furnishing retail	3.99	3.93
Food distributors	3.73	4.13
Emulsions manufacturing	3.64	3.28
Housewares & specialties	3.57	3.93
Capital Goods	3.09	3.32
Environmental & facilities services	2.79	3.08
Household products/specialty chemicals	2.45	4.08
Entertainment — theaters	2.29	4.05
Leisure Facilities	2.26	2.58
Building products	2.19	2.39
Lumber products	0.60	3.56

Total	100.00%	100.00%

	June 30,	September 30,
	2009	2008

Fair value:
Healthcare technology	12.75%	3.60%
Healthcare services	11.75	8.54
Footwear and apparel	7.32	6.55
Construction and engineering	6.16	6.82
Restaurants	5.96	6.44
Healthcare facilities	5.93	6.66
Manufacturing — mechanical products	5.29	5.66
Data processing and outsourced services	4.69	5.00
Merchandise display	4.47	4.68
Food distributors	4.14	4.38
Emulsions manufacturing	4.09	3.48
Trailer leasing services	4.02	6.20
Media — Advertising	3.90	4.57
Capital goods	3.46	3.57
Home furnishing retail	3.12	3.92
Entertainment — theaters	2.60	4.30
Environmental & Facilities Services	2.59	3.24
Leisure facilities	2.42	2.74
Housewares & specialties	2.36	4.17
Building products	2.26	2.55
Household products/specialty chemicals	0.70	1.33
Lumber products	0.02	1.60

Total	100.00%	100.00%

Portfolio Asset Quality

We employ a grading system to assess and monitor the credit risk of our loan portfolio. We rate all loans on a scale from 1 to 5. The system is intended to reflect the performance of the borrower’s business, the collateral coverage of the loan, and other factors considered relevant to making a credit judgment.

•	Investment Rating 1 is used for investments that are performing above expectations and/or a capital gain is expected.

•	Investment Rating 2 is used for investments that are performing substantially within our expectations, and whose risks remain neutral or favorable compared to the potential risk at the time of the original investment. All new loans are initially rated 2.

•	Investment Rating 3 is used for investments that are performing below our expectations and that require closer monitoring, but where we expect no loss of investment return (interest and/or dividends) or principal. Companies with a rating of 3 may be out of compliance with financial covenants.

•	Investment Rating 4 is used for investments that are performing below our expectations and for which risk has increased materially since the original investment. We expect some loss of investment return, but no loss of principal.

•	Investment Rating 5 is used for investments that are performing substantially below our expectations and whose risks have increased substantially since the original investment. Investments with a rating of 5 are those for which some loss of principal is expected.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value, as of June 30, 2009 and September 30, 2008:

	June 30, 2009			September 30, 2008
		Percentage of			Percentage of
	Investment at Fair	Total	Leverage	Investment at	Total	Leverage
Investment Rating	Value	Portfolio	Ratio(1)	Fair Value	Portfolio	Ratio

1.	$23,030,443	7.92%	2.43	$7,578,261	2.77%	4.05
2.	228,389,462	78.56	4.24	244,727,144	89.39	4.23
3.	28,292,742	9.73	7.46	17,069,260	6.24	5.86
4.	4,095,233	1.41	8.50	4,384,489	1.60	9.80
5.	6,924,397	2.38	NM	—	0.00	—

Total	$290,732,277	100.00%	4.45	$273,759,154	100.00%	4.42

(1)	Certain investments have been excluded from this analysis, as the operating performances of these investments cause the ratios to be immeasurable, thus distorting the analysis.

As a result of current economic conditions and their impact on certain of our portfolio companies, we have agreed to modify the terms of our investments in ten of our portfolio companies as of June 30, 2009. Such modified terms include increased payment-in-kind interest provisions and reduced cash interest rates. These modifications, and any future modifications to our loan agreements as a result of the current economic conditions or otherwise, may limit the amount of interest income that we recognize from the modified investments, which may, in turn, limit our ability to make distributions to our stockholders. See footnote 9 to the Consolidated Schedule of Investments as of June 30, 2009 in the interim consolidated financial statements included in this prospectus supplement.

In addition, as the United States economy continues to remain in a recession, the financial results of small to mid-sized companies, like those in which we invest, have begun to experience deterioration, which could ultimately lead to difficulty in meeting debt service requirements and an increase in defaults. Additionally, the end markets for certain of our portfolio companies’ products and services have experienced, and continue to experience, negative economic trends. The performance of certain of our portfolio companies has been, and may continue to be, negatively impacted by these economic or other conditions, which may ultimately result in our receipt of a reduced level of interest income from our portfolio companies and/or losses or charge offs related to our investments, and, in turn, may adversely affect distributable income.

Loans and Debt Securities on Non-Accrual Status

Two investments did not pay all of their scheduled monthly cash interest payments for the three months ended June 30, 2009. As of June 30, 2009, we had stopped accruing PIK interest and original issue discount (“OID”) on six investments, including the two investments that had not paid all of their scheduled monthly cash interest payments. The aggregate amount of this income non-accrual was approximately $1.4 million and $2.9 million for the three and nine months ended June 30, 2009, respectively.

Income non-accrual amounts for the three and nine months ended June 30, 2009 were as follows:

	Three Months ended	Nine Months ended
	June 30, 2009	June 30, 2009

Cash interest income	$787,025	$1,689,602
PIK interest income	466,427	919,863
OID income	103,911	298,611

Total non-accrual of income	$1,357,363	$2,908,076

Results of Operations

The principal measure of our financial performance is the net income (loss) which includes net investment income (loss), net realized gain (loss) and net unrealized appreciation (depreciation). Net investment income is the difference between our income from interest, dividends, fees, and other investment income and total expenses. Net realized gain (loss) on investments is the difference between the proceeds received from dispositions of portfolio investments and their stated cost. Net unrealized appreciation (depreciation) on investments is the net change in the fair value of our investment portfolio.

Comparison for the three and nine months ended June 30, 2009 and 2008

Total Investment Income

Total investment income includes interest and dividend income on our investments, fee income and other investment income. Fee income consists principally of loan and arrangement fees, annual administrative fees, unused fees, prepayment fees, amendment fees, equity structuring fees and waiver fees. Other investment income consists primarily of the accelerated recognition of deferred financing fees received from our portfolio companies on the repayment of the outstanding investment, the sale of the investment or reduction of available credit, and interest on cash and cash equivalents on deposit with financial institutions.

Total investment income for the three months ended June 30, 2009 and June 30, 2008 was approximately $12.8 million and $9.2 million, respectively. For the three months ended June 30, 2009, this amount primarily consisted of approximately $12.0 million of interest income from portfolio investments (which included approximately $1.9 million of PIK interest), and $874,000 of fee income. For the three months ended June 30, 2008, this amount primarily consisted of approximately $8.6 million of interest income from portfolio investments (which included approximately $1.4 million of PIK interest), and $455,000 of fee income.

Total investment income for the nine months ended June 30, 2009 and June 30, 2008 was approximately $37.3 million and $21.5 million, respectively. For the nine months ended June 30, 2009, this amount primarily consisted of approximately $34.6 million of interest income from portfolio investments (which included approximately $5.6 million of PIK interest), and $2.7 million of fee income. For the nine months ended June 30, 2008, this amount primarily consisted of approximately $20.2 million of interest income from portfolio investments (which included approximately $3.1 million of PIK interest), and $1.2 million of fee income.

The increase in our total investment income for the three and nine months ended June 30, 2009 as compared to the three and nine months ended June 30, 2008 was primarily attributable to higher average levels of outstanding debt investments, which was principally due to an increase of six debt investments in our portfolio in the year-over-year period, partially offset by debt repayments received during the same periods.

Expenses

Expenses for the three months ended June 30, 2009 and 2008 were approximately $4.9 million and $4.1 million, respectively. Expenses increased for the three months ended June 30, 2009 as compared to the three months ended June 30, 2008 by approximately $0.8 million, primarily as a result of increases in base management fees, incentive fees and legal fees related primarily to our formation of and application to license a Small Business Investment Company, or SBIC, subsidiary and other deal related matters.

Expenses for the nine months ended June 30, 2009 and 2008 were approximately $13.7 million and $8.6 million, respectively. Expenses increased for the nine months ended June 30, 2009 as compared to the nine months ended June 30, 2008 by approximately $5.1 million, primarily as a result of increases in base management fees, incentive fees, legal fees related primarily to our formation of and application to license an SBIC subsidiary and other deal related matters, and other general and administrative expenses.

The increase in base management fees resulted from an increase in our total assets as reflected in the growth of the investment portfolio. Incentive fees were implemented effective January 2, 2008 when Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp., and reflect the growth of our net investment income before such fees.

Net Investment Income

As a result of the $3.6 million increase in total investment income as compared to the $0.8 million increase in total expenses, net investment income for the three months ended June 30, 2009 reflected a $2.8 million, or 53.6%, increase compared to the three months ended June 30, 2008.

As a result of the $15.8 million increase in total investment income as compared to the $5.1 million increase in total expenses, net investment income for the nine months ended June 30, 2009 reflected a $10.7 million, or 83.0%, increase compared to the nine months ended June 30, 2008.

Realized Gain (Loss) on Sale of Investments

Net realized gain (loss) on the sale of investments is the difference between the proceeds received from dispositions of portfolio investments and their stated cost. During the three months ended June 30, 2009, we recorded no realized gains or losses. For the nine months ended June 30, 2009, we recorded $12.4 million of realized losses on two of our portfolio company investments in connection with our determination that such investments were permanently impaired based on, among other things, our analysis of changes in each portfolio company’s business operations and prospects. During the three and nine months ended June 30, 2008, we reported realized gains on investments of $62,487.

Net Change in Unrealized Appreciation or Depreciation on Investments

We determine the value of each investment in our portfolio on a quarterly basis, and changes in value result in unrealized appreciation or depreciation being recognized in our Consolidated Statement of Operations. Value, as defined in Section 2 (a)(41) of the Investment Company Act of 1940, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by the board of directors pursuant to our valuation policy and a consistently applied valuation process. At June 30, 2009, and September 30, 2008, portfolio investments recorded at fair value represented 98.4% and 91.5%, respectively, of our total assets. Because of the inherent uncertainty of estimating the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. We specifically value each individual investment on a quarterly basis. We record unrealized depreciation on investments when we believe that an investment has depreciated in value including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment, or when the bond yield models concludes that the debt investment has depreciated. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and/or our equity security has also appreciated in value or the bond yield models concludes that the debt investment has appreciated in value. Changes in fair value are recorded in the Consolidated Statement of Operations as net change in unrealized appreciation or depreciation.

Net unrealized appreciation or depreciation on investments is the net change in the fair value of our investment portfolio during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. During the three months ended June 30, 2009, we recorded net unrealized depreciation of $2.0 million. This consisted of $1.9 million of unrealized depreciation on debt investments and $0.1 million of unrealized depreciation on equity investments. During the three months ended June 30, 2008, we recorded net unrealized depreciation of $10.5 million. This consisted of $8.5 million of unrealized depreciation on debt investments and $2.0 million of unrealized depreciation on equity investments.

During the nine months ended June 30, 2009, we recorded net unrealized depreciation of $12.7 million. This consisted of $12.4 million of reclassification to realized losses (i.e., we reversed previously recorded unrealized depreciation on two of our portfolio company investments in connection with the recognition of the realized losses described above), $22.7 million of net unrealized depreciation on debt investments and $2.4 million of net unrealized depreciation on equity investments. During the nine months ended June 30, 2008, we recorded net unrealized depreciation of $12.6 million. This consisted of $10.6 million of unrealized depreciation on debt investments and $2.0 million of unrealized depreciation on equity investments.

Financial Condition, Liquidity and Capital Resources

For the nine months ended June 30, 2009, we experienced a net decrease in cash and equivalents of $21.3 million. During that period, we used $19.4 million of cash in operating activities, primarily for the funding of $50.1 million of investments, partially offset by $13.5 million of principal payments received and $23.6 million of net investment income. In addition, in October 2008 we repurchased 78,000 shares of our common stock totaling approximately $462,000 pursuant to our open market share repurchase program, on December 29, 2008 we paid a cash dividend of $6.4 million to our common stockholders and issued 105,326 common shares totaling approximately $763,000 to those common stockholders that did not opt out of reinvesting the dividend under our dividend reinvestment plan, on January 29, 2009 we paid a cash dividend of $7.6 million to our common stockholders and issued 161,206 common shares totaling approximately $1.0 million under the dividend reinvestment plan, and on June 25, 2009 we paid a cash dividend of $5.6 million to our common stockholders and issued 11,776 common shares totaling approximately $0.1 million under the dividend reinvestment plan. During the nine months ended June 30, 2009 we borrowed $29.5 million under our secured revolving credit facility with Bank of Montreal. No borrowings remained outstanding at July 31, 2009. We intend to fund our future distribution obligations through proceeds from equity offerings, operating cash flow or with funds obtained through our credit line, as we deem appropriate.

As of June 30, 2009, we had $1.6 million in cash, portfolio investments (at fair value) of $290.7 million, $2.9 million of interest receivable, $18.5 million of borrowings outstanding under our secured revolving credit facility and unfunded commitments of $9.5 million. At July 31, 2009, we had $68.2 million in cash, $1.9 million of interest receivable, no borrowings outstanding under our secured revolving credit facility and unfunded commitments of $9.5 million. The increase in cash and decrease in borrowings outstanding at July 31, 2009 relate to the net proceeds we received from our equity offering in July 2009. See “—Recent Developments.”

For the nine months ended June 30, 2008, we experienced a net increase in cash and equivalents of $69.3 million. During that period, we used $123.0 million of cash in operating activities, primarily for the funding of $137.3 million of investments partially offset by $12.9 million of net investment income. $192.3 million of cash was provided by financing activities, due primarily to net capital contributions from partners of $63.7 million and $129.4 million of net proceeds from the issuance of common stock.

Below are the significant capital transactions that occurred from Inception through June 30, 2009:

On March 30, 2007, we closed on approximately $78 million in capital commitments from the sale of limited partnership interests of Fifth Street Mezzanine Partners III, L.P. As of September 30, 2007, we had closed on additional capital commitments, bringing the total amount of capital commitments to $165 million. We then closed on capital commitments from the sale of additional limited partnership interests of Fifth Street Mezzanine Partners III, L.P., bringing the total amount of capital commitments to $169.4 million as of November 28, 2007.

On January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp. At the time of the merger, all outstanding partnership interests in Fifth Street Mezzanine Partners III, L.P. were exchanged for 12,480,972 shares of common stock of Fifth Street Finance Corp.

On January 15, 2008, we entered into a $50 million secured revolving credit facility with the Bank of Montreal, at a rate of LIBOR plus 1.5%, with a one year maturity date. The credit facility is secured by our existing investments.

On April 25, 2008, we sold 30,000 shares of non-convertible, non-participating preferred stock, with a par value of $0.01 and a liquidation preference of $500 per share (“Series A Preferred Stock”) at a price of $500 per share to a company controlled by Bruce E. Toll, one of our directors at that time, for total proceeds of $15 million. For the three months ended June 30, 2008, we paid dividends of approximately $234,000 on the 30,000 shares of Series A Preferred Stock. The dividend payment is considered and included in interest expense for accounting purposes since the preferred stock has a mandatory redemption feature. On June 30, 2008, we redeemed 30,000 shares outstanding of our Series A Preferred Stock at the mandatory redemption price of 101% of the liquidation preference, or $15,150,000. The $150,000 is considered and all included in interest expense for accounting purposes due to the stock’s mandatory redemption feature.

On May 1, 2008, our Board of Directors declared a dividend of $0.30 per share of common stock, paid on June 3, 2008 to stockholders of record as of May 19, 2008.

On June 17, 2008, we completed an initial public offering of 10,000,000 shares of our common stock at the offering price of $14.12 per share and received net proceeds of approximately $129.5 million. Our shares are currently listed on the New York Stock Exchange under the symbol “FSC.”

On August 6, 2008, our Board of Directors declared a dividend of $0.31 per share of common stock, paid on September 26, 2008 to stockholders of record as of September 10, 2008.

In October 2008, we repurchased 78,000 shares of our common stock on the open market as part of our share repurchase program following its announcement on October 15, 2008.

On December 9, 2008, our Board of Directors declared a dividend of $0.32 per share of common stock, paid on December 29, 2008 to stockholders of record as of December 19, 2008, and a dividend of $0.33 per share of common stock, payable on January 29, 2009 to stockholders of record as of December 30, 2008.

On December 18, 2008, our Board of Directors declared a special dividend of $0.05 per share of common stock, paid on January 29, 2009 to stockholders of record as of December 30, 2008.

On December 30, 2008, Bank of Montreal approved a renewal of our $50 million credit facility. The terms included a 50 basis points commitment fee, an interest rate of LIBOR +3.25% and a term of 364 days.

On April 14, 2009, our Board of Directors declared a dividend of $0.25 per share of common stock, paid on June 25, 2009 to stockholders of record as of May 26, 2009.

During the nine months ended June 30, 2009, we borrowed $29.5 million from our secured revolving credit facility with Bank of Montreal. $18.5 million of this amount remained outstanding at June 30, 2009.

We intend to continue to generate cash primarily from cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less, future borrowings and future offerings of securities. In the future, we may also securitize a portion of our investments in first and second lien senior loans or unsecured debt or other assets. To securitize loans, we would likely create a wholly owned subsidiary and contribute a pool of loans to the subsidiary. We would then sell interests in the subsidiary on a non-recourse basis to purchasers and we would retain all or a portion of the equity in the subsidiary. Our primary use of funds is investments in our targeted asset classes and cash distributions to holders of our common stock.

On July 21, 2009, we completed a follow-on public offering of 9,487,500 shares of our common stock, which included the underwriters’ full exercise of their over-allotment option, at the offering price of $9.25 per share. The net proceeds totaled approximately $82.6 million after deducting investment banking commissions of approximately $4.4 million and offering costs of approximately $750,000. See “—Recent Developments.”

Although we expect to fund the growth of our investment portfolio through the net proceeds from future equity offerings, including our dividend reinvestment plan, and issuances of senior securities or future borrowings, to the extent permitted by the 1940 Act, we cannot assure you that our plans to raise capital will be successful. In this regard, because our common stock has traded at a price below our current net asset value per share over the last several months and we are limited in our ability to sell our common stock at a price below net asset value per share, unless authorized to do so by our stockholders, we may in the future be limited in our ability to raise capital. Our stockholders approved a proposal at a special meeting of stockholders held on June 24, 2009 that authorizes us to sell shares of our common stock below the then current net asset value per share in one or more offerings for a period of one year ending on June 24, 2010. See “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital” and “-Because we intend to distribute between 90% and 100% of our income to our stockholders in connection with our election to be treated as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired” in the accompanying prospectus, for a discussion of the provisions of the 1940 Act that limit our ability to sell our common stock at a price below net asset value per share.

In addition, we intend to distribute to our stockholders between 90% and 100% of our taxable income in order to satisfy the requirements applicable to RICs under Subchapter M of the Code. See “Regulated Investment Company Status and Dividends” below. Consequently, we may not have the funds or the ability to fund new investments, to make additional investments in our portfolio companies, to fund our unfunded commitments to portfolio companies or to repay borrowings under our $50 million secured revolving credit facility, which matures on December 29, 2009. In addition, the illiquidity of our portfolio investments may make it difficult for us to sell these investments when desired and, if we are required to sell these investments, we may realize significantly less than their recorded value. As of June 30, 2009, we had $1.6 million in cash, portfolio investments (at fair value) of $290.7 million, $2.9 million of interest receivable, $18.5 million of borrowings outstanding under our secured revolving credit facility and unfunded commitments of $9.5 million. At July 31, 2009, we had $68.2 million in cash, $1.9 million of interest receivable, no borrowings outstanding under our secured revolving credit facility and unfunded commitments of $9.5 million. The increase in cash and decrease in borrowings outstanding at July 31, 2009 relate to the net proceeds we received from our equity offering in July, 2009. See “—Recent Developments.”

Also, as a business development company, we generally are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which include all of our borrowings and any outstanding preferred stock, of at least 200%. This requirement limits the amount that we may borrow. As of June 30, 2009, we were in compliance with this requirement. To fund growth in our investment portfolio in the future, we anticipate needing to raise additional capital from various sources, including the equity markets and the securitization or other debt-related markets, which may or may not be available on favorable terms, if at all.

Finally, in light of the recent worsening of the conditions in the financial markets and the U.S. economy overall, we are considering other measures to help ensure adequate liquidity, including the formation of and application to license a Small Business Investment Company subsidiary.

On May 19, 2009, we received a letter from the Investment Division of the Small Business Administration, or the SBA, that invited us to continue moving forward with the licensing of an SBIC subsidiary. Although our application to license this entity as an SBIC with the SBA is subject to the SBA approval, we remain cautiously optimistic that we will complete the licensing process. Our SBIC subsidiary will be a wholly-owned subsidiary and will be able to rely on an exclusion from the definition of “investment company” under the 1940 Act, and thus will not elect to be treated as a business development company under the 1940 Act. Our SBIC subsidiary will have an investment objective similar to ours and will make similar types of investments in accordance with SBIC regulations.

To the extent that we receive an SBIC license, our SBIC subsidiary will be allowed to issue SBA-guaranteed debentures, subject to the required capitalization of the SBIC subsidiary. SBA guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. Under the regulations applicable to SBICs, an SBIC may have outstanding debentures guaranteed by the SBA generally in an amount up to twice its regulatory capital, which generally equates to the amount of its equity capital. The SBIC regulations currently limit the amount that our SBIC subsidiary may borrow to a maximum of $150 million. This means that our SBIC subsidiary may access the full $150 million maximum available if it has $75 million in regulatory capital. However, we are not required to capitalize this subsidiary with $75 million and may determine to capitalize it with a lesser amount. In addition, if we are able to obtain financing under the SBIC program, our SBIC subsidiary will be subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. On July 14, 2009, we received a letter from the SBA indicating that our SBIC subsidiary’s application had been approved for further processing and our SBIC subsidiary is eligible to make pre-licensing investments.

In connection with the filing of our SBA license application, we will be applying for exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from our consolidated asset coverage ratio, which will enable us to fund more investments with debt capital. There can be no assurance that we will be granted an SBIC license or that if granted it will be granted in a timely manner, that if we are granted an SBIC license we will be able to capitalize the subsidiary to $75 million to access the full $150 million maximum borrowing amount available, or that we will receive the exemptive relief from the SEC.

We cannot provide any assurance that these measures will provide sufficient sources of liquidity to support our operations and growth given the unprecedented instability in the financial markets and the weak U.S. economy.

Borrowings

On January 15, 2008, we entered into a $50 million secured revolving credit facility with the Bank of Montreal, at a rate of LIBOR plus 1.5%, with a one year maturity date. The secured revolving credit facility is secured by our existing investments.

On December 30, 2008, Bank of Montreal renewed our $50 million credit facility. The terms include a 50 basis points commitment fee, an interest rate of LIBOR +3.25% and a term of 364 days. As of June 30, 2009, we had $18.5 million of borrowings outstanding under this credit facility. At July 31, 2009, we had no borrowings outstanding under this credit facility, which reflects the use of the net proceeds from our equity offering in July 2009. See “—Recent Developments.” While we will seek to extend this credit facility or enter into a new credit facility with another lender, there can be no assurance that we will successfully do so before our credit facility matures or that we will be able to do so on attractive terms. See “Risk Factors — Risks Relating to Our Business and Structure — Because we intend to distribute between 90% and 100% of our income to our stockholders in connection with our election to be treated as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired” in the accompanying prospectus.

Under the secured revolving credit facility we must satisfy several financial covenants, including maintaining a minimum level of stockholders’ equity, a maximum level of leverage and a minimum asset coverage ratio and interest coverage ratio. In addition, we must comply with other general covenants, including with respect to indebtedness, liens, restricted payments and mergers and consolidations. None of these covenants give Bank of Montreal the ability to approve or change any of our policies; however, they may prohibit us from engaging in certain activities to the detriment of us and our stockholders or otherwise hamper our ability to operate our business in a manner that we deem appropriate. At June 30, 2009, we were in compliance with these covenants.

Since our inception we have had funds available under the following agreements which we repaid or terminated prior to our election to be regulated as a business development company:

Note Agreements.

We received loans of $10 million on March 31, 2007 and $5 million on March 30, 2007 from Bruce E. Toll, a former member of our Board of Directors, on each occasion for the purpose of funding our investments in portfolio companies. These note agreements accrued interest at 12% per annum. On April 3, 2007, we repaid all outstanding borrowings under these note agreements.

Loan Agreements.

On April 2, 2007, we entered into a $50 million loan agreement with Wachovia Bank, N.A., which was available for funding investments. The borrowings under the loan agreement accrued interest at LIBOR (London Inter Bank Offered Rate) plus 0.75% per annum and had a maturity date in April 2008. In order to obtain such favorable rates, Mr. Toll, a former member of our Board of Directors, Mr. Tannenbaum, our president and chief executive officer, and FSMPIII GP, LLC, the general partner of our predecessor fund, each guaranteed our repayment of the $50 million loan. We paid Mr. Toll a fee of 1% per annum of the $50 million loan for such guarantee, which was paid quarterly or monthly at our election. Mr. Tannenbaum and FSMPIII GP received no compensation for their respective guarantees. As of November 27, 2007, we repaid and terminated this loan with Wachovia.

Off-Balance Sheet Arrangements

We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. As of June 30, 2009, our only off-balance sheet arrangements consisted of $9.5 million of unfunded commitments to provide debt financing to certain of our portfolio companies. Such commitments involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet and are not reflected on our Consolidated Balance Sheet.

Contractual Obligations

A summary of the composition of unfunded commitments (consisting of revolvers and term loans) as of June 30, 2009 and September 30, 2008 is shown in the table below:

	June 30,	September 30,
	2009	2008

MK Network, LLC	$—	$2,000,000
Fitness Edge, LLC	1,500,000	1,500,000
Rose Tarlow, Inc.	—	2,650,000
Western Emulsions, Inc.	—	2,000,000
Storyteller Theaters Corporation	4,000,000	4,000,000
HealthDrive Corporation	1,500,000	1,500,000
Martini Park, LLC	—	11,000,000
IZI Medical Products, Inc.	2,500,000	—

Total	$9,500,000	$24,650,000

We have entered into two contracts under which we have material future commitments, the investment advisory agreement, pursuant to which Fifth Street Management LLC has agreed to serve as our investment adviser, and the administration agreement, pursuant to which FSC, Inc. has agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations.

As discussed above, we have also entered into a $50 million secured revolving credit facility with Bank of Montreal, at a rate of LIBOR plus 3.25%, with a one year maturity date. This credit facility is secured by our existing investments. As of June 30, 2009, we had $18.5 million of borrowings outstanding under this credit facility. At July 31, 2009, we had no borrowings outstanding under this credit facility.

Regulated Investment Company Status and Dividends

Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp., which has elected to be treated as a business development company under the 1940 Act. We have elected, effective as of January 2, 2008, to be treated as a RIC under Subchapter M of the Code. As long as we qualify as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation until realized. Dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income or the distribution of prior year taxable income carried forward into and distributed in the current year. Distributions also may include returns of capital.

To maintain RIC tax status, we must, among other things, distribute, with respect to each taxable year, at least 90% of our investment company taxable income (i.e., our net ordinary income and our realized net short-term capital gains in excess of realized net long-term capital losses, if any). As a RIC, we are also subject to a federal excise tax, based on distributive requirements of our taxable income on a calendar year basis (i.e., calendar year 2009). We anticipate timely distribution of our taxable income within the tax rules, however, we incurred a de minimis federal excise tax for calendar year 2008 and may incur a federal excise tax for the calendar year 2009. We intend to make distributions to our stockholders on a quarterly basis of between 90% and 100% of our annual taxable income (which includes our taxable interest and fee income). We may retain for investment some or all of our net taxable capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, our stockholders will be treated as if they received actual distributions of the capital gains we retained and then reinvested the net after-tax proceeds in our common stock. Our stockholders also may be eligible to claim tax credits (or, in certain circumstances, tax refunds) equal to their allocable share of the tax we paid on the capital gains deemed distributed to them. To the extent our taxable earnings for a fiscal taxable year fall below the total amount of our dividends for that fiscal year, a portion of those dividend distributions may be deemed a return of capital to our stockholders.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage test for borrowings applicable to us as a business development company under the 1940 Act and due to provisions in our credit facility. If we do not distribute a certain percentage of our taxable income annually, we will suffer adverse tax consequences, including possible loss of our status as a RIC. We cannot assure stockholders that they will receive any distributions or distributions at a particular level.

Pursuant to a recent revenue procedure issued by the Internal Revenue Service, or IRS, (Revenue Procedure 2009-15), or the Revenue Procedure, the IRS has indicated that it will treat distributions from certain publicly traded RICs (including BDCs) that are paid part in cash and part in stock as dividends that would satisfy the RIC’s annual distribution requirements and qualify for the dividends paid deduction for federal income tax purposes. In order to qualify for such treatment, the Revenue Procedure requires that at least 10% of the total distribution be paid in cash and that each stockholder have a right to elect to receive its entire distribution in cash. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a proportionate share of the cash to be distributed (although no stockholder electing to receive cash may receive less than 10% of such stockholder’s distribution in cash). This Revenue Procedure applies to distributions made with respect to taxable years ending prior to January 1, 2010. We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

Related Party Transactions

We have entered into an investment advisory agreement with Fifth Street Management LLC, our investment adviser. Fifth Street Management is controlled by Leonard M. Tannenbaum, its managing member and our president and chief executive officer. Pursuant to the investment advisory agreement, payments will be equal to (a) a base management fee of 2.0% of the value of our gross assets, which includes any borrowings for investment purposes, and (b) an incentive fee based on our performance.

Pursuant to the administration agreement with FSC, Inc., FSC, Inc. will furnish us with the facilities and administrative services necessary to conduct our day-to-day operations, including equipment, clerical, bookkeeping and recordkeeping services at such facilities. In addition, FSC, Inc. will assist us in connection with the determination and publishing of our net asset value, the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders. We will pay FSC, Inc. our allocable portion of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including a portion of the rent and the compensation of our chief financial officer and chief compliance officer, and their respective staffs. Each of these contracts may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other.

Mr. Toll, a former member of our Board of Directors and the father-in-law of Mr. Tannenbaum, our president and chief executive officer and the managing partner of our investment adviser, was one of the three guarantors under a $50 million loan agreement between Fifth Street Mezzanine Partners III, L.P., our predecessor fund, from Wachovia Bank, N.A. Fifth Street Mezzanine Partners III, L.P. paid Mr. Toll a fee of 1% per annum of the $50 million loan for such guarantee, which was paid quarterly or monthly at our election. Mr. Tannenbaum, our president and chief executive officer, and FSMPIII GP, LLC, the general partner of our predecessor fund, were each also guarantors under the loan, although they received no compensation for their respective guarantees. As of November 27, 2007, we terminated this loan with Wachovia Bank, N.A.

We have also entered into a license agreement with Fifth Street Capital LLC pursuant to which Fifth Street Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Fifth Street.” Fifth Street Capital LLC is controlled by Mr. Tannenbaum, its managing member. Under this agreement, we will have a right to use the “Fifth Street” name, for so long as Fifth Street Management LLC or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Fifth Street” name.

As mentioned previously, on April 4, 2008 our Board of Directors approved a certificate of amendment to our restated certificate of incorporation reclassifying 200,000 shares of our common stock as shares of non-convertible, non-participating preferred stock, with a par value of $0.01 and a liquidation preference of $500 per share (“Series A Preferred Stock”) and authorizing the issuance of up to 200,000 shares of Series A Preferred Stock. Our certificate of amendment was also approved by the holders of a majority of the shares of our outstanding common stock through a written consent first solicited on April 7, 2008. On April 24, 2008 we filed our certificate of amendment and on April 25, 2008, we sold 30,000 shares of Series A Preferred Stock to a company controlled by Bruce E. Toll, one of our directors at that time. For the three months ended June 30, 2008, we paid dividends of approximately $234,000 on the 30,000 shares of Series A Preferred Stock. On June 30, 2008, we redeemed 30,000 shares of Series A Preferred Stock at the mandatory redemption price of 101% of the liquidation preference or $15,150,000.

Recent Developments

On July 1, 2009, we invested an additional $0.3 million in Lighting by Gregory, LLC, one of our existing portfolio companies, to purchase a controlling interest in the company. In addition, on July 29, 2009, we invested an additional $0.4 million in Lighting by Gregory, LLC as an addition to the company’s existing Term A loan.

On July 14, 2009, we received a letter from the SBA indicating that our SBIC subsidiary’s application had been accepted for processing and that our SBIC subsidiary is eligible to make pre-licensing investments. Our SBIC subsidiary has not at this time been approved or denied approval for a license.

On July 21, 2009, we completed a public offering of 9,487,500 shares of our common stock, which included the underwriters’ full exercise of their over-allotment option, at a price of $9.25 per share. The net proceeds totaled approximately $82.6 million after deducting the underwriting discount of approximately $4.4 million and offering expenses of approximately $750,000. We sold our shares at a price below our then-current net asset value per share pursuant to the authority granted by our common stockholders at a special meeting of stockholders held on June 24, 2009.

On July 21, 2009, we repaid in full the outstanding balance of $16.5 million on our secured revolving credit facility with the Bank of Montreal.

On August 3, 2009, our Board of Directors approved an increase in the annual retainer fee paid to our independent directors to $30,000 from $25,000, which is payable once per year if the director attends at least 75% of the meetings held during the previous year, and a reduction in the annual retainer fee paid to the chairman of the Valuation Committee of our Board of Directors to $20,000 from $30,000. This change is effective as of our fiscal year beginning October 1, 2009.

On August 3, 2009, we declared a $0.25 per share dividend to our common stockholders of record as of September 8, 2009. The dividend is payable on September 25, 2009. Because the record date for the dividend is prior to the date of this offering, investors who purchase shares of our common stock in this offering will not be entitled to receive such dividend.

On August 3, 2009, we cancelled our loan agreement with American Hardwoods Industries Holdings, LLC in return for a cash payment of $144,000 and a contingent payment of $106,000, which is payable upon the future sale of the business or its assets.

On August 6, 2009, we entered into a subscription agreement to purchase a limited partnership interest in Riverlake Equity Partners II, L.P., and agreed to commit $1,000,000 to the investment. As of September 21, 2009, this investment had not been funded.

On September 10, 2009, we announced that we received a non-binding commitment letter from Wachovia for a three-year credit facility in the amount of $50 million with an accordion feature, which will allow for potential future expansion of the facility up to $100 million, and will bear interest at LIBOR plus 4.00% per annum. Wachovia’s commitment is subject to the execution of definitive documentation as well as other conditions set forth in its commitment letter and, as a result, may not result in an actual lending arrangement. We also gave notice of termination, effective September 16, 2009, to Bank of Montreal with respect to our existing $50 million revolving credit facility with Bank of Montreal. The revolving credit facility was scheduled to expire on December 29, 2009 and had an interest rate of LIBOR plus 3.25%.

On September 10, 2009, we and our SBIC subsidiary closed a $13 million pre-licensing investment in Trans-Trade, Inc., and its affiliates, a non-asset-based logistics business, consisting of an $11 million term loan and a $2 million unfunded revolver. The term loan is held by our SBIC subsidiary and will be counted as an investment made by our SBIC subsidiary, should it receive a license from the SBA.

On September 14, 2009, Filet of Chicken repaid $3 million of principal outstanding under its term loan to us.

On September 15, 2009, we reported in our monthly newsletter that our pipeline of investment transactions under review had reached $900 million. However, these transactions remain subject to completion of our due diligence and approval process as well as negotiation of definitive documentation and, as a result, may not result in completed investments.

We also reported in our newsletter that we expect that our dividend will be increased in the quarter ending December 31, 2009. In addition, we reported that we had one loan on cash non-accrual status as of September 15, 2009, and that additional loans could go to non-accrual status in the future. In this regard, we expect to see fluctuations in the accrual status of 3, 4 and 5-rated securities in the near-term as problems arise and are resolved.

On September 17, 2009, Storytellers Theaters Corporation drew $250,000 on its previously undrawn line of credit from us.

We are in the process of completing a subscription agreement to purchase a limited partnership interest in Riverside Fund IV, LP. The maximum amount of this commitment will be $1,000,000.

INTERIM FINANCIAL STATEMENTS

Fifth Street Finance Corp.

Consolidated Balance Sheets

	June 30,	September 30,
	2009	2008
	(unaudited)

ASSETS
Investments at fair value:
Affiliate investments (cost 6/30/09: $84,226,339; cost 9/30/08 $81,820,636)	$71,357,119	$71,350,417
Non-control/Non-affiliate investments (cost 6/30/09 $236,014,212; cost 9/30/08 $208,764,349)	219,375,158	202,408,737
Total investments at fair value	290,732,277	273,759,154
Cash and cash equivalents	1,581,293	22,906,376
Interest receivable	2,910,652	2,367,806
Due from portfolio company	107,598	80,763
Prepaid expenses	205,799	34,706
Deferred offering costs	27,900	—

Total Assets	$295,565,519	$299,148,805

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable, accrued expenses and other liabilities	328,564	567,691
Base management fee payable	1,477,828	1,381,212
Incentive fee payable	1,971,894	1,814,013
Due to FSC, Inc.	447,421	574,102
Interest payable	11,131	38,750
Payments received in advance from portfolio companies	126,975	133,737
Offering costs payable	—	303,461
Loan payable	18,500,000	—

Total Liabilities	$22,863,813	$4,812,966

Stockholders’ Equity:
Common stock, $0.01 par value, 49,800,000 shares authorized, 22,814,597 and 22,614,289 shares issued and outstanding at June 30, 2009 and September 30, 2008	228,146	226,143
Additional paid-in-capital	301,901,327	300,524,155
Net unrealized depreciation on investments	(29,508,273)	(16,825,831)
Net realized gain (loss) on investments	(12,337,513)	62,487
Accumulated undistributed net investment income	12,418,019	10,348,885
Total Stockholders’ Equity	272,701,706	294,335,839

Total Liabilities and Stockholders’ Equity	$295,565,519	$299,148,805

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Operations

	Three Months	Three Months	Nine Months	Nine Months
	ended June 30, 2009	ended June 30, 2008	ended June 30, 2009	ended June 30, 2008
	(unaudited)

Interest income:
Affiliate investments	$2,763,106	$2,662,006	$8,131,504	$6,019,623
Non-control/Non-affiliate investments	7,338,407	4,359,549	20,815,516	10,503,739
Interest on cash and cash equivalents	710	127,973	90,665	520,974

Total interest income	$10,102,223	$7,149,528	$29,037,685	$17,044,336

PIK interest income:
Affiliate investments	448,625	455,964	1,245,471	1,077,107
Non-control/Non-affiliate investments	1,402,118	974,265	4,322,759	2,040,835

Total PIK interest income	$1,850,743	$1,430,229	$5,568,230	$3,117,942

Fee income:
Affiliate investments	244,590	201,603	948,761	471,279
Non-control/Non-affiliate investments	629,874	253,787	1,741,950	682,665

Total fee income	$874,464	$455,390	$2,690,711	$1,153,944

Dividend and other income:
Affiliate investments	—	20,055	—	20,055
Non-control/Non-affiliate investments	11,458	134,887	11,458	134,887
Other income	—	—	35,396	—

Total dividend and other income	$11,458	$154,942	$46,854	$154,942

Total Investment Income	$12,838,888	$9,190,089	$37,343,480	$21,471,164

Expenses:
Base management fee	1,477,828	1,078,196	4,336,582	2,877,122
Incentive fee	1,971,894	1,283,636	5,896,316	2,303,541
Professional fees	500,194	414,166	1,303,062	968,666
Board of Directors fees	45,000	59,500	133,250	89,250
Organizational costs	—	—	—	200,747
Interest expense	261,656	685,093	430,015	872,774
Administrator expense	189,027	379,227	610,625	628,789
Line of credit guarantee expense	—	—	—	83,333
Transaction fees	—	—	—	206,726
General and administrative expenses	505,714	155,728	1,048,365	352,053

Total expenses	$4,951,313	$4,055,546	$13,758,215	$8,583,001

Net Investment Income	$7,887,575	$5,134,543	$23,585,265	$12,888,163

Unrealized appreciation (depreciation) on investments:
Affiliate investments	348,604	(5,665,569)	(2,399,000)	(7,185,455)
Non-control/Non-affiliate investments	(2,298,343)	(4,841,584)	(10,283,443)	(5,367,037)

Total unrealized appreciation (depreciation) on investments	$(1,949,739)	$(10,507,153)	$(12,682,443)	$(12,552,492)

Realized gain (loss) on investments:
Affiliate investments	—	—	(4,000,000)	—
Non-control/Non-affiliate investments	—	62,487	(8,400,000)	62,487
Total realized gain (loss) on investments	—	62,487	(12,400,000)	62,487

Net increase (decrease) in net assets resulting from operations	$5,937,836	$(5,310,123)	$(1,497,178)	$398,158

Net investment income per common share — basic and diluted(1)	$0.35	$0.35	$1.04	$0.98
Earnings per common share — basic and diluted(1)	$0.26	$(0.36)	$(0.07)	$0.03
Weighted average common shares — basic and diluted	22,803,597	14,609,904	22,705,454	13,188,026

(1)	The earnings and net investment income per share calculations for the nine months ended June 30, 2008 are based on the assumption that if the number of shares issued at the time of the merger of Fifth Street Mezzanine Partners III L.P. with and into Fifth Street Finance Corp. on January 2, 2008 (12,480,972 shares of common stock) had been issued at the beginning of the nine-month period, on October 1, 2007, Fifth Street Finance Corp’s earnings and net investment income per share would have been $0.03 and $0.98 per share, respectively.

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Changes in Net Assets

	Nine Months ended	Nine Months ended
	June 30, 2009	June 30, 2008
	(unaudited)

Operations:
Net investment income	$23,585,265	$12,888,163
Net unrealized depreciation on investments	(12,682,443)	(12,552,492)
Net realized gain (loss) on investments	(12,400,000)	62,487

Net increase (decrease) in net assets from operations	$(1,497,178)	$398,158

Stockholder transactions:
Distributions to stockholders from net investment income	(21,516,132)	(3,744,291)

Net decrease in net assets from stockholder transactions	$(21,516,132)	$(3,744,291)

Capital share transactions:
Issuance of common stock	—	129,531,247
Issuance of common stock under dividend reinvestment plan	1,841,659	1,882,200
Issuance of common stock on conversion of partnership interest	—	169,420,000
Redemption of partnership interest for common stock	—	(169,420,000)
Fractional shares paid to partners from conversion	—	(358)
Repurchases of common stock	(462,482)	—
Capital contributions from partners	—	66,497,000
Capital withdrawals by partners	—	(2,810,369)

Net increase in net assets from capital share transactions	$1,379,177	$195,099,720
Total increase (decrease) in net assets	(21,634,133)	191,753,587
Net assets at beginning of period	294,335,839	106,815,695

Net assets at end of period	$272,701,706	$298,569,282

Net asset value per common share	$11.95	$13.20

Common shares outstanding at end of period	22,814,597	22,614,289

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Cash Flows

	Nine Months ended	Nine Months ended
	June 30, 2009	June 30, 2008
	(unaudited)

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(1,497,178)	$398,158
Change in unrealized depreciation on investments	12,682,443	12,552,492
Realized (gains) losses on investments	12,400,000	(62,487)
PIK interest income, net of cash received	(5,301,112)	(3,086,248)
Recognition of fee income	(2,690,711)	(1,153,944)
Fee income received	3,079,636	3,872,870
Accretion of original issue discount on investments	(621,680)	(674,099)
Other income	(35,396)	—
Change in operating assets and liabilities:
Increase in interest receivable	(542,846)	(1,347,563)
(Increase) decrease in due from portfolio company	(26,835)	111,295
Decrease in prepaid management fees	—	252,586
Increase in prepaid expenses and other assets	(171,093)	(63,304)
Increase (decrease) in accounts payable, accrued expenses and other liabilities	(239,127)	33,853
Increase in base management fee payable	96,616	1,078,196
Increase in incentive fee payable	157,881	1,283,636
Increase (decrease) in due to FSC, Inc.	(126,681)	214,387
Increase (decrease) in interest payable	(27,619)	8,410
Increase (decrease) in payments received in advance from portfolio companies	(6,762)	95,644
Purchase of investments	(50,050,000)	(137,302,442)
Proceeds from the sale of investments	—	62,487
Principal payments received on investments (scheduled repayments and revolver paydowns)	5,178,301	724,999
Principal payments received on investments (payoffs)	8,350,000	—

Net cash used in operating activities	$(19,392,163)	$(123,001,074)
Cash flows from financing activities:
Dividends paid in cash	(19,674,473)	(1,862,091)
Repurchases of common stock	(462,482)	—
Capital contributions	—	66,497,000
Capital withdrawals	—	(2,810,369)
Borrowings	29,500,000	79,250,000
Repayments of borrowings	(11,000,000)	(79,250,000)
Proceeds from the issuance of common stock	—	131,316,000
Proceeds from the issuance of mandatorily redeemable preferred stock	—	15,000,000
Redemption of preferred stock	—	(15,000,000)
Offering costs paid	(295,965)	(835,113)
Redemption of partnership interests for cash	—	(358)

Net cash provided by (used in) financing activities	$(1,932,920)	$192,305,069
Net increase (decrease) in cash and cash equivalents	(21,325,083)	69,303,995
Cash and cash equivalents, beginning of period	22,906,376	17,654,056

Cash and cash equivalents, end of period	$1,581,293	$86,958,051

Supplemental Information:
Cash paid for interest	$332,634	$864,364
Non-cash financing activities:
Issuance of shares of common stock under dividend reinvestment plan	$1,841,659	$1,882,200
Reinvested shares of common stock under dividend reinvestment plan	$—	$(1,882,200)
Redemption of partnership interests	$—	$(173,699,632)
Issuance of shares of common stock in exchange for partnership interests	$—	$173,699,632

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments
June 30, 2009
(unaudited)

Portfolio Company/Type of
Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

Control Investments(3) Affiliate Investments(4)
O’Currance, Inc.	Data Processing & Outsourced Services
First Lien Term Loan A, 16.875% due 3/21/2012		$10,419,639	$10,247,350	$10,464,687
First Lien Term Loan B, 16.875% due 3/21/2012		2,987,344	2,940,628	3,003,281
1.75% Preferred Membership Interest in O’Currance Holding Co., LLC			130,413	130,413
3.3% Membership Interest in O’Currance Holding Co., LLC			250,000	43,267

			13,568,391	13,641,648
CPAC, Inc.(9)	Household Products & Specialty Chemicals
Second Lien Term Loan, 17.5% due 4/13/2012		11,254,527	9,546,561	2,035,068
Charge-off of cost basis of impaired loan(12)			(4,000,000)	—
2,297 shares of Common Stock			2,297,000	—

			7,843,561	2,035,068
Elephant & Castle, Inc.	Restaurants
Second Lien Term Loan, 15.5% due 4/20/2012		7,973,891	7,450,202	7,186,722
7,500 shares of Series A Preferred Stock			750,000	151,028

			8,200,202	7,337,750
MK Network, LLC	Healthcare technology
First Lien Term Loan A, 13.5% due 6/1/2012		9,500,000	9,193,871	9,163,869
First Lien Term Loan B, 17.5% due 6/1/2012		5,292,267	5,025,109	5,007,418
First Lien Revolver, Prime + 1.5% (10% floor), due 6/1/2010 — undrawn revolver of $2,000,000(10)		—	—	—
11,030 Membership Units(6)			771,575	14,916

			14,990,555	14,186,203
Rose Tarlow, Inc.(9)	Home Furnishing Retail
First Lien Term Loan, 12% due 1/25/2014		10,126,354	9,944,394	7,742,600
First Lien Revolver, LIBOR+4% (9% floor) due 1/25/2014 — undrawn revolver of $1,450,000(10)		1,550,000	1,538,160	1,319,399
6.9% membership interest in RTMH Acquisition Company			1,275,000	—
0.1% membership interest in RTMH Acquisition Company			25,000	—

			12,782,554	9,061,999

Portfolio Company/Type of
Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

Martini Park, LLC(9)	Restaurants
First Lien Term Loan, 14% due 2/20/2013		4,302,241	3,420,351	2,060,165
5% membership interest			650,000	—

			4,070,351	2,060,165
Caregiver Services, Inc.	Healthcare services
Second Lien Term Loan A, LIBOR+6.85% (12% floor) due 2/25/2013		8,927,946	8,410,819	8,455,215
Second Lien Term Loan B, 16.5% due 2/25/2013		14,131,186	13,279,508	13,347,786
1,080,399 shares of Series A Preferred Stock			1,080,398	1,231,285

			22,770,725	23,034,286

Total Affiliate Investments			$84,226,339	$71,357,119

Non-Control/Non-Affiliate Investments(7)
Best Vinyl Acquisition Corporation(9)	Building Products
Second Lien Term Loan, 12% due 3/30/2013		7,000,000	6,764,138	6,447,489
25,641 Shares of Series A Preferred Stock			253,846	116,820
25,641 Shares of Common Stock			2,564	—

			7,020,548	6,564,309
Traffic Control & Safety Corporation	Construction and Engineering
Second Lien Term Loan, 15% due 6/29/2014		19,166,835	18,845,365	17,854,640
24,750 shares of Series B Preferred Stock			247,500	58,868
25,000 shares of Common Stock			2,500	—

			19,095,365	17,913,508
Nicos Polymers & Grinding Inc.(9)	Environmental & facilities services
First Lien Term Loan A, LIBOR+5% (10% floor), due 7/17/2012		3,076,222	3,042,034	2,613,466
First Lien Term Loan B, 13.5% due 7/17/2012		5,930,733	5,720,100	4,923,652
3.32% Interest in Crownbrook Acquisition I LLC			168,086	—

			8,930,220	7,537,118
TBA Global, LLC(9)	Media: Advertising
Second Lien Term Loan A, LIBOR+5% (10% floor), due 8/3/2010		2,570,644	2,561,059	2,260,035
Second Lien Term Loan B, 14.5% due 8/3/2012		10,688,305	10,276,152	9,081,059
53,994 Senior Preferred Shares			215,975	—
191,977 Shares A Shares			191,977	—

			13,245,163	11,341,094
Fitness Edge, LLC	Leisure Facilities
First Lien Term Loan A, LIBOR+5.25% (10% floor), due 8/8/2012		1,875,000	1,863,571	1,799,649
First Lien Term Loan B, 15% due 8/8/2012		5,455,812	5,331,641	5,187,323
1,000 Common Units			42,908	62,576

			7,238,120	7,049,548

Portfolio Company/Type of
Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

Filet of Chicken(9)	Food Distributors
Second Lien Term Loan, 14.5% due 7/31/2012		12,397,417	11,955,123	12,030,530

			11,955,123	12,030,530
Boot Barn(9)	Footwear and Apparel
Second Lien Term Loan, 14.5% due 10/3/2013		22,269,738	21,906,124	21,255,055
24,706 shares of Series A Preferred Stock			247,060	12,042
1,308 shares of Common Stock			131	—

			22,153,315	21,267,097
American Hardwoods Industries Holdings, LLC(9)	Lumber Products
Second Lien Term Loan, 15% due 10/15/2012		10,073,644	10,116,061	65,511
Charge-off of cost basis of impaired loan(12)			(8,400,000)	—
24,375 Membership Units			250,000	—

			1,966,061	65,511
Premier Trailer Leasing, Inc.	Trailer Leasing Services
Second Lien Term Loan, 16.5% due 10/23/2012		17,708,134	17,099,913	11,693,625
285 shares of Common Stock			1,140	—

			17,101,053	11,693,625
Pacific Press Technologies, Inc.
Second Lien Term Loan, 14.75% due 1/10/2013	Capital Goods	9,745,344	9,538,318	9,828,580
33,463 shares of Common Stock			344,513	241,529

			9,882,831	10,070,109
Goldco, LLC
Second Lien Term Loan, 17.5% due 1/31/2013	Restaurants	7,942,679	7,837,678	7,927,027

			7,837,678	7,927,027
Lighting by Gregory, LLC	Housewares & Specialties
First Lien Term Loan A, 9.75% due 2/28/2013		4,450,003	4,390,353	2,706,496
First Lien Term Loan B, 14.5% due 2/28/2013		7,082,772	6,920,440	4,152,390
1.1% membership interest			110,000	—

			11,420,793	6,858,886
Rail Acquisition Corp.	Manufacturing - Mechanical Products
First Lien Term Loan, 17% due 4/1/2013		15,788,980	15,522,216	15,375,507

			15,522,216	15,375,507
Western Emulsions, Inc.	Emulsions Manufacturing
Second Lien Term Loan, 15% due 6/30/2014		11,852,713	11,657,982	11,895,509

			11,657,982	11,895,509

Portfolio Company/Type of
Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

Storytellers Theaters Corporation	Entertainment - Theaters
First Lien Term Loan, 15% due 7/16/2014		7,259,685	7,145,407	7,386,573
First Lien Revolver, LIBOR+3.5% (10% floor), due 7/16/2014 — undrawn revolver of $2,000,000(11)		—	(16,666)	(16,666)
1,692 shares of Common Stock			169	—
20,000 shares of Preferred Stock			200,000	183,675

			7,328,910	7,553,582
HealthDrive Corporation(9)	Healthcare facilities
First Lien Term Loan A, 10% due 7/17/2013		7,850,000	7,609,344	7,291,105
First Lien Term Loan B, 13% due 7/17/2013		10,050,383	9,890,383	9,476,747
First Lien Revolver, 12% due 7/17/2013 — undrawn revolver of $1,500,000		500,000	484,000	463,758

			17,983,727	17,231,610
idX Corporation	Merchandise Display
Second Lien Term Loan, 14.5% due 7/1/2014		13,248,417	13,031,750	12,996,790

			13,031,750	12,996,790
Cenegenics, LLC	Healthcare services
First Lien Term Loan, 17% due 10/27/2013		10,615,658	10,301,228	10,689,091
116,237 Common Units(6)			151,108	445,843

			10,452,336	11,134,934
IZI Medical Products, Inc.	Healthcare technology
First Lien Term Loan A, 12% due 3/31/2014		5,600,000	5,496,333	5,651,052
First Lien Term Loan B, 16% due 3/31/2014		17,042,500	16,288,433	16,746,945
First Lien Revolver, 10% due 3/31/2014 — undrawn revolver of $2,500,000(11)		—	(47,500)	(47,500)
453,755 Preferred units of IZI Holdings, LLC			453,755	518,367

			22,191,021	22,868,864

Total Non-Control/Non-Affiliate Investments			$236,014,212	$219,375,158

Total Portfolio Investments			$320,240,551	$290,732,277

(1)	All debt investments are income producing. Equity is non-income producing unless otherwise noted.

(2)	See Note 3 for summary geographic location.

(3)	Control Investments are defined by the Investment Company Act of 1940 (“1940 Act”) as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation. As of June 30, 2009, the Company did not have a controlling interest in any of its investments.

(4)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns between 5% and 25% of the voting securities.

(5)	Equity ownership may be held in shares or units of companies related to the portfolio companies.

(6)	Income producing through payment of dividends or distributions.

(7)	Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(8)	Principal includes accumulated PIK interest and is net of repayments.

(9)	Interest rates have been adjusted on certain term loans and revolvers. These rate adjustments are temporary in nature due to financial or payment covenant violations in the original credit agreements, or permanent in nature per loan amendment or waiver documents. The table below summarizes these rate adjustments by portfolio company:

Portfolio Company	Effective date	Cash interest	PIK interest	Reason

CPAC, Inc.	November 21, 2008		+ 1.0% on Term Loan	Per waiver agreement
Rose Tarlow, Inc.	January 1, 2009	+0.5% on Term Loan, + 3.0% on Revolver	+ 2.5% on Term Loan	Tier pricing per waiver agreement
Martini Park, LLC	October 1, 2008	− 6.0% on Term Loan	+ 6.0% on Term Loan	Per waiver agreement
Best Vinyl Acquisition Corporation	April 1, 2008	+ 0.5% on Term Loan		Per loan amendment
Nicos Polymers & Grinding, Inc.	February 10, 2008	+ 2.0% on Term Loan A		Per waiver agreement
TBA Global, LLC	February 15, 2008		+ 2.0% on Term Loan B	Per waiver agreement
Filet of Chicken	January 1, 2009	+ 1.0% on Term Loan		Tier pricing per waiver agreement
Boot Barn	January 1, 2009	+ 1.0% on Term Loan	+ 2.5% on Term Loan	Tier pricing per waiver agreement
American Hardwoods Industries Holdings, LLC	April 1, 2008	+ 6.75% on Term Loan	− 3.0% on Term Loan	Default interest per credit agreement
HealthDrive Corporation	April 30, 2009	+ 2.0% on Term Loan A		Per waiver agreement

(10)	Revolving credit line has been suspended and is deemed unlikely to be renewed in the future.

(11)	Amounts represent unearned income related to undrawn commitments.

(12)	All or a portion of the loan is considered permanently impaired and, accordingly, the charge-off of the cost basis has been recorded as a realized loss for financial reporting purposes.

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments
September 30, 2008

Portfolio Company/Type of
Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

Control Investments(3)
Affiliate Investments(4)
O’Currance, Inc.	Data Processing & Outsourced Services
First Lien Term Loan A, 16.875% due 3/21/2012		$10,108,838	$9,888,488	$9,888,488
First Lien Term Loan B, 16.875% due 3/21/2012		3,640,702	3,581,245	3,581,245
1.75% Preferred Membership Interest in O’Currance Holding Co., LLC			130,413	130,413
3.3% Membership Interest in O’Currance Holding Co., LLC			250,000	97,156

			13,850,146	13,697,302
CPAC, Inc.	Household Products & Specialty Chemicals
Second Lien Term Loan, 17.5% due 4/13/2012		10,613,769	9,556,805	3,626,497
2,297 shares of Common Stock			2,297,000	—

			11,853,805	3,626,497
Elephant & Castle, Inc.	Restaurants
Second Lien Term Loan, 15.5% due 4/20/2012		7,809,513	7,145,198	7,145,198
7,500 shares of Series A Preferred Stock			750,000	196,386

			7,895,198	7,341,584
MK Network, LLC	Healthcare technology
First Lien Term Loan A, 13.5% due 6/1/2012		9,500,000	9,115,152	9,115,152
First Lien Revolver, Prime + 1.5% (10% floor), due 6/1/2010 — undrawn revolver of $2,000,000(10)		—	(11,113)	(11,113)
6,114 Membership Units(6)			584,795	760,441

			9,688,834	9,864,480
Rose Tarlow, Inc.	Home Furnishing Retail
First Lien Term Loan, 12% due 1/25/2014		10,000,000	9,796,648	9,796,648
First Lien Revolver, LIBOR+4% (9% floor) due 1/25/2014 — undrawn revolver of $2,650,000		350,000	323,333	323,333
6.9% Membership interest in RTMH Acquisition Company			1,275,000	591,939
0.1% Membership interest in RTMH Acquisition Company			25,000	11,607
			11,419,981	10,723,527

Martini Park, LLC	Restaurants
First Lien Term Loan, 14% due 2/20/2013		4,049,822	3,188,351	2,719,236
5% Membership interest			650,000	—

			3,838,351	2,719,236

Portfolio Company/Type of
Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

Caregiver Services, Inc.	Healthcare services
Second Lien Term Loan A, LIBOR+6.85%
(12% floor) due 2/25/2013		10,000,000	9,381,973	9,381,973
Second Lien Term Loan B, 16.5% due 2/25/2013		13,809,891	12,811,950	12,811,951
1,080,399 shares of Series A Preferred Stock			1,080,398	1,183,867
			23,274,321	23,377,791

Total Affiliate Investments			81,820,636	71,350,417

Non-Control/Non-Affiliate Investments(7)
Best Vinyl Acquisition Corporation(9)	Building Products
Second Lien Term Loan, 12% due 3/30/2013		7,000,000	6,716,712	6,716,712
25,641 shares of Series A Preferred Stock			253,846	253,846
25,641 shares of Common Stock			2,564	4,753

			6,973,122	6,975,311
Traffic Control & Safety Corporation	Construction and Engineering
Second Lien Term Loan, 15% due 6/29/2014		18,741,969	18,503,268	18,503,268
24,750 shares of Series B Preferred Stock			247,500	179,899
25,000 shares of Common Stock			2,500	—

			18,753,268	18,683,167
Nicos Polymers & Grinding Inc.(9)	Environmental & Facilities Services
First Lien Term Loan A, LIBOR+5% (10%
floor), due 7/17/2012		3,216,511	3,192,408	3,192,408
First Lien Term Loan B, 13.5% due 7/17/2012		5,786,547	5,594,313	5,594,313
3.32% Interest in Crownbrook Acquisition I LLC			168,086	72,756

			8,954,807	8,859,477
TBA Global, LLC(9)	Media: Advertising
Second Lien Term Loan A, LIBOR+5%
(10% floor), due 8/3/2010		2,531,982	2,516,148	2,516,148
Second Lien Term Loan B, 14.5% due 8/3/2012		10,369,491	9,857,130	9,857,130
53,944 Senior Preferred Shares			215,975	143,418
191,977 Shares A Shares			191,977	—

			12,781,230	12,516,696
Fitness Edge, LLC	Leisure Facilities
First Lien Term Loan A, LIBOR+5.25%
(10% floor), due 8/8/2012		2,250,000	2,233,636	2,233,636
First Lien Term Loan B, 15% due 8/8/2012		5,353,461	5,206,261	5,206,261
1,000 Common Units			42,908	55,033

			7,482,805	7,494,930

Portfolio Company/Type of
Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

Filet of Chicken(9)	Food Distributors
Second Lien Term Loan, 14.5% due 7/31/2012		12,516,185	11,994,788	11,994,788

			11,994,788	11,994,788
Boot Barn	Footwear and Apparel
Second Lien Term Loan, 14.5% due 10/3/2013		18,095,935	17,788,078	17,788,078
24,706 shares of Series A Preferred Stock			247,060	146,435
1,308 shares of Common Stock			131	—

			18,035,269	17,934,513
American Hardwoods Industries Holdings, LLC	Lumber Products
Second Lien Term Loan, 15% due 10/15/2012		10,334,704	10,094,129	4,384,489
24,375 Membership Units			250,000	—

			10,344,129	4,384,489
Premier Trailer Leasing, Inc.	Trailer Leasing Services
Second Lien Term Loan, 16.5% due 10/23/2012		17,277,619	16,985,473	16,985,473
285 shares of Common Stock			1,140	—

			16,986,613	16,985,473
Pacific Press Technologies, Inc.	Capital Goods
Second Lien Term Loan, 14.75% due 1/10/2013		9,544,447	9,294,486	9,294,486
33,463 shares of Common Stock			344,513	481,210

			9,638,999	9,775,696
Goldco, LLC	Restaurants
Second Lien Term Loan, 17.5% due 1/31/2013		7,705,762	7,578,261	7,578,261

			7,578,261	7,578,261
Lighting by Gregory, LLC	Housewares & Specialties
First Lien Term Loan A, 9.75% due 2/28/2013		4,500,002	4,420,441	4,420,441
First Lien Term Loan B, 14.5% due 2/28/2013		7,010,207	6,888,876	6,888,876
1.1% Membership interest			110,000	98,459

			11,419,317	11,407,776
Rail Acquisition Corp.	Manufacturing – Mechanical Products
First Lien Term Loan, 17% due 4/1/2013		15,800,700	15,494,737	15,494,737

			15,494,737	15,494,737
Western Emulsions, Inc.	Emulsions Manufacturing
Second Lien Term Loan, 15% due 6/30/2014		9,661,464	9,523,464	9,523,464

			9,523,464	9,523,464

Portfolio Company/Type of
Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

Storytellers Theaters Corporation	Entertainment – Theaters
First Lien Term Loan, 15% due 7/16/2014		11,824,414	11,598,248	11,598,248
First Lien Revolver, LIBOR+3.5% (10% floor), due 7/16/2014 — undrawn revolver of $2,000,000(10)		—	(17,566)	(17,566)
1,692 shares of Common Stock			169	—
20,000 shares of Preferred Stock			200,000	196,588

			11,780,851	11,777,270
HealthDrive Corporation	Healthcare facilities
First Lien Term Loan A, 10% due 7/17/2013		8,000,000	7,923,357	7,923,357
First Lien Term Loan B, 13% due 7/17/2013		10,008,333	9,818,333	9,818,333
First Lien Revolver, 12% due 7/17/2013 — undrawn revolver of $1,500,000		500,000	481,000	481,000

			18,222,690	18,222,690
idX Corporation	Merchandise Display
Second Lien Term Loan, 14.5% due 7/1/2014		13,049,166	12,799,999	12,799,999

			12,799,999	12,799,999

Total Non-Control/Non-Affiliate Investments			208,764,349	202,408,737

Total Portfolio Investments			$290,584,985	$273,759,154

(1)	All debt investments are income producing. Equity is non-income producing unless otherwise noted.

(2)	See Note 3 for summary geographic location.

(3)	Control Investments are defined by the Investment Company Act of 1940 (“1940 Act”) as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation. As of September 30, 2008, the Company did not have a controlling interest in any of its investments.

(4)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns between 5% and 25% of the voting securities.

(5)	Equity ownership may be held in shares or units of companies related to the portfolio companies.

(6)	Income producing through payment of dividends or distributions.

(7)	Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(8)	Principal includes accumulated PIK interest and is net of repayments.

(9)	Rates have been adjusted on the term loans, as follows:

Portfolio Company	Effective date	Cash interest	PIK interest	Reason

Best Vinyl Acquisition Corporation	April 1, 2008	+ 0.5% on Term Loan	—	Per loan amendment
Nicos Polymers & Grinding, Inc.	February 10, 2008	—	+ 2.0% on Term Loan A & B	Per waiver agreement
TBA Global, LLC	February 15, 2008	—	+ 2.0% on Term Loan A & B	Per waiver agreement
Filet of Chicken	August 1, 2008	+ 1.0% on Term Loan	+ 1.0% on Term Loan	Per loan amendment

(10)	Amounts represent unearned income related to undrawn commitments.

See notes to Consolidated Financial Statements.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2009 (unaudited)

Note 1.	Organization

Fifth Street Mezzanine Partners III, L.P. (“Fifth Street” or “Partnership”), a Delaware limited partnership, was organized on February 15, 2007 to primarily invest in debt securities of small and/or middle market companies. FSMPIII GP, LLC was the Partnership’s general partner (the “General Partner”). The Partnership’s investments were managed by Fifth Street Management LLC (the “Investment Adviser”). The General Partner and Investment Adviser were under common ownership.

Effective January 2, 2008, the Partnership merged with and into Fifth Street Finance Corp., an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940 (the “1940 Act”). The merger involved the exchange of shares between companies under common control. In accordance with the guidance on exchanges of shares between entities under common control contained in Statement of Financial Accounting Standards No. 141, Business Combinations (“SFAS 141”), the Company’s results of operations and cash flows for the nine months ended June 30, 2008 are presented as if the merger had occurred as of October 1, 2007. Accordingly, no adjustments were made to the carrying value of assets and liabilities (or the cost basis of investments) as a result of the merger. Fifth Street Finance Corp. is managed by the Investment Adviser. Prior to January 2, 2008, references to the Company are to the Partnership. On and as of January 2, 2008, references to the Company, FSC, “we” or “our” are to Fifth Street Finance Corp., unless the context otherwise requires.

The Company also has certain wholly owned taxable subsidiaries which hold certain portfolio investments of the Company. The taxable subsidiaries are consolidated with the Company in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and the rules contained in Article 6 of Regulation S-X, and the portfolio investments held by the taxable subsidiaries are included in the Company’s consolidated financial statements. All significant intercompany balances have been eliminated. The purpose of the taxable subsidiaries is to permit the Company to hold equity investments in portfolio companies which are “pass through” entities for federal tax purposes in order to comply with the “source income” requirements contained in the Regulated Investment Company (“RIC”) tax requirements. The taxable subsidiaries are not consolidated with the Company for income tax purposes and may generate income tax expense as a result of their ownership of certain portfolio investments. This income tax expense, if any, is reflected in the Company’s Consolidated Statement of Operations.

On June 17, 2008, Fifth Street Finance Corp. completed an initial public offering of 10,000,000 shares of its common stock at the offering price of $14.12 per share. The Company’s shares are currently listed on the New York Stock Exchange under the symbol “FSC.”

Note 2.	Significant Accounting Policies

Basis of Presentation and Liquidity:

Interim consolidated financial statements of the Company are prepared in accordance with GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Regulation S-X. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods have been included. The results of operations for the current period are not necessarily indicative of results that ultimately may be achieved for any other interim period or for the year ending September 30, 2009. The interim unaudited consolidated financial statements and notes thereto should be read in conjunction with the audited financial statements and notes thereto contained in our Annual Report on Form 10-K for the year ended September 30, 2008.

The Company has evaluated all subsequent events through August 5, 2009.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Although the Company expects to fund the growth of the its investment portfolio through the net proceeds from the recent and future equity offerings, the Company’s dividend reinvestment plan, and issuances of senior securities or future borrowings, to the extent permitted by the 1940 Act, the Company cannot assure that its plans to raise capital will be successful. In addition, the Company intends to distribute to its stockholders between 90% and 100% of its taxable income each year in order to satisfy the requirements applicable to RICs under Subchapter M of the Internal Revenue Code (“Code”). Consequently, the Company may not have the funds or the ability to fund new investments, to make additional investments in its portfolio companies, to fund its unfunded commitments to portfolio companies or to repay borrowings under its $50 million secured revolving credit facility, which matures on December 29, 2009. In addition, the illiquidity of its portfolio investments may make it difficult for the Company to sell these investments when desired and, if the Company is required to sell these investments, we may realize significantly less than their recorded value. As of June 30, 2009, the Company had $1.6 million in cash, portfolio investments (at fair value) of $290.7 million, $2.9 million of interest receivable, $18.5 million of borrowings outstanding under our secured revolving credit facility and unfunded commitments of $9.5 million.

Use of estimates:

The preparation of financial statements in conformity with GAAP and Article 6 of Regulation S-X under the Securities Exchange Act of 1934 requires management to make certain estimates and assumptions affecting amounts reported in the financial statements. These estimates are based on the information that is currently available to the Company and on various other assumptions that the Company believes to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions and conditions. The most significant estimate inherent in the preparation of the Company’s consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation.

The consolidated financial statements include portfolio investments at fair value of $290.7 million and $273.8 million at June 30, 2009 and September 30, 2008, respectively. The portfolio investments represent 106.6% and 93.0% of stockholders’ equity at June 30, 2009 and September 30, 2008, respectively, and their fair values have been determined by the Company’s Board of Directors in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, the determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material. The illiquidity of these portfolio investments may make it difficult for the Company to sell these investments when desired and, if the Company is required to sell these investments, it may realize significantly less than the investments’ recorded value.

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation; “Affiliate Investments” are defined as investments in companies in which the Company owns between 5% and 25% of the voting securities; and “Non-Control/ Non-Affiliate Investments” are defined as investments that are neither Control Investments nor Affiliate Investments.

Recently Issued Accounting Pronouncements

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (“SFAS 159”), which provides companies with an option to report selected financial assets and liabilities at fair value. While SFAS 159 became effective for the Company’s 2009 fiscal year, the Company did not elect the fair value measurement option for any of its financial assets or liabilities.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements — an amendment of ARB No. 51” (“SFAS 160”). SFAS 160 establishes accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. SFAS 160

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

requires that noncontrolling interests in subsidiaries be reported in the equity section of the controlling company’s balance sheet. It also changes the manner in which the net income of the subsidiary is reported and disclosed in the controlling company’s income statement. SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. The Company is currently evaluating the impact that the adoption of SFAS 160 will have on its consolidated financial statements.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“SFAS 161”). SFAS 161 amends and expands the disclosure requirements of Statement 133 to provide a better understanding of how and why an entity uses derivative instruments, how derivative instruments and related hedged items are accounted for, and their effect on an entity’s financial position, financial performance, and cash flows. SFAS 161 was effective for the Company beginning January 1, 2009. The Company does not have any derivative instruments nor has it engaged in any hedging activities. As a result, the adoption of SFAS 161 had no impact on the Company’s consolidated financial statements.

In October 2008, the FASB issued Staff Position No. 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active (“FSP 157-3”). FSP 157-3 provides an illustrative example of how to determine the fair value of a financial asset in an inactive market. The FSP does not change the fair value measurement principles set forth in SFAS 157. Since adopting SFAS 157 in the quarter ending December 31, 2008, the Company’s practices for determining the fair value of its investment portfolio have been, and continue to be, consistent with the guidance provided in the example in FSP 157-3. Therefore, the Company’s adoption of FSP 157-3 did not affect its practices for determining the fair value of its investment portfolio and does not have a material effect on its financial position or results of operations.

In April 2009, the FASB issued FASB Staff Position No. FAS 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability has Significantly Decreased and Identifying Transactions That Are Not Orderly” and FASB Staff Positions No. FAS 115-2 and FAS 124-2, “Recognition and Presentation of Other-Than-Temporary Impairments”. These two FSPs were issued to provide additional guidance about (1) measuring the fair value of financial instruments when the markets become inactive and quoted prices may reflect distressed transactions, and (2) recording impairment charges on investments in debt instruments. Additionally, the FASB issued FASB Staff Position No. FAS 107-1 and APB 28-1, “Interim Disclosures about Fair Value of Financial Instruments.” This staff position requires disclosures about the fair value of financial instruments whenever a public company issues financial information for interim reporting periods. These FSPs are effective for interim reporting periods ending after June 15, 2009. The Company adopted these staff positions upon their issuance, and they had no material impact on the Company’s consolidated financial statements. See Note 2 — “Significant Accounting Policies — Investments” for these disclosures.

In June 2009, the FASB issued SFAS No. 165, “Subsequent Events” (“SFAS 165”). SFAS 165 incorporates the subsequent events guidance contained in the auditing standards literature into authoritative accounting literature. It also requires entities to disclose the date through which they have evaluated subsequent events and whether the date corresponds with the release of their financial statements. SFAS 165 is effective for all interim and annual periods ending after June 15, 2009. The Company adopted SFAS 165 upon its issuance and it had no material impact on the Company’s consolidated financial statements. See Note 2 — “Significant Accounting Policies — Basis of Presentation and Liquidity” for this new disclosure.

In June 2009, the FASB issued SFAS No. 166, “Accounting for Transfers of Financial Assets — an amendment of FASB Statement No. 140” (“SFAS 166”) and SFAS No. 167, “Amendments to FASB Interpretation No. 46(R)” (“SFAS 167”). SFAS 166 will require more information about transfers of financial assets, eliminates the qualifying special purpose entity (QSPE) concept, changes the requirements for derecognizing financial assets and requires additional disclosures. SFAS 167 amends FASB Interpretation No. 46(R), “Consolidation of Variable Interest Entities” regarding certain guidance for determining whether an entity is a variable interest entity and modifies the methods allowed for determining the primary beneficiary of a variable interest entity. In addition, SFAS 167 requires ongoing reassessments of whether an enterprise is the primary beneficiary of a variable interest entity and

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

enhanced disclosures related to an enterprise’s involvement in a variable interest entity. SFAS 166 and SFAS 167 are effective for the first annual reporting period that begins after November 15, 2009, our fiscal 2011. The Company does not anticipate that SFAS 166 or SFAS 167 will have a material impact on the consolidated financial statements.

In June 2009, the FASB issued SFAS No. 168, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162” (“SFAS 168”). SFAS 168 provides for the FASB Accounting Standards Codification (the “Codification”) to become the single official source of authoritative, nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification did not change GAAP but reorganizes the literature. SFAS 168 is effective for interim and annual periods ending after September 15, 2009.

Investments:

a) Valuation:

As described below, effective October 1, 2008, the Company adopted Statement of Financial Standards No. 157 — Fair Value Measurements, or SFAS 157. In accordance with that standard, the Company changed its presentation for all periods presented to net unearned fees against the associated debt investments. Prior to the adoption of SFAS 157 on October 1, 2008, the Company reported unearned fees as a single line item on the Consolidated Balance Sheets and Consolidated Schedule of Investments. This change in presentation had no impact on the overall net cost or fair value of the Company’s investment portfolio and had no impact on the Company’s financial position or results of operations.

At June 30, 2009 and September 30, 2008, $272.4 million and $251.5 million, respectively, of the Company’s portfolio debt investments at fair value were at fixed rates, which represented approximately 95% and 93%, respectively, of the Company’s total portfolio of debt investments at fair value. At June 30, 2009 and September 30, 2008, the Company had equity investments designed to provide the Company with an opportunity for an enhanced internal rate of return. These instruments generally do not produce a current return, but are held for potential investment appreciation and capital gains.

During the three months ended June 30, 2009, the Company recorded no realized gains or losses on investments. During the nine months ended June 30, 2009, the Company recorded realized losses of $12.4 million. During the three and nine months ended June 30, 2008, the Company recorded realized gains on investments of $62,487. During the three months ended June 30, 2009 and 2008, the Company recorded unrealized depreciation of $2.0 million and $10.5 million, respectively. During the nine months ended June 30, 2009 and 2008, the Company recorded unrealized depreciation of $12.7 million and $12.6 million, respectively.

The composition of the Company’s investments as of June 30, 2009 and September 30, 2008 at cost and fair value was as follows:

	June 30, 2009		September 30, 2008
	Cost	Fair Value	Cost	Fair Value

Investments in debt securities	$310,127,933	$287,521,648	$281,264,010	$269,154,948
Investments in equity securities	10,112,618	3,210,629	9,320,975	4,604,206

Total	$320,240,551	$290,732,277	$290,584,985	$273,759,154

b) Fair Value Measurements:

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Standards No. 157 — Fair Value Measurements, or SFAS 157, which was effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value as the price at which an asset could be exchanged in a current transaction

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

between knowledgeable, willing parties. A liability’s fair value is defined as the amount that would be paid to transfer the liability to a new obligor, not the amount that would be paid to settle the liability with the creditor. Where available, fair value is based on observable market prices or parameters or derived from such prices or parameters. Where observable prices or inputs are not available, valuation techniques are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity.

Assets and liabilities recorded at fair value in the Company’s Consolidated Balance Sheets are categorized based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by SFAS 157 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

•	Level 1 — Unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data at the measurement date for substantially the full term of the assets or liabilities.

•	Level 3 — Unobservable inputs that reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

The following table presents the financial instruments carried at fair value as of June 30, 2009, by caption on the Company’s Consolidated Balance Sheet for each of the three levels of hierarchy established by SFAS 157.

Internal
		Models	Internal
	Quoted	with	Models with
	Market	Significant	Significant	Total Fair Value
	Prices in	Observable	Unobservable	Reported in
	Active	Market	Market	Consolidated
	Markets	Parameters	Parameters	Balance
	(Level 1)	(Level 2)	(Level 3)	Sheet

Affiliate investments	—	—	$71,357,119	$71,357,119
Non-Control/Non-Affiliate investments	—	—	219,375,158	219,375,158
Control investments	—	—	—	—

Total investments at fair value	—	—	$290,732,277	$290,732,277

The following table provides a roll-forward in the changes in fair value from September 30, 2008 to June 30, 2009, for all investments for which the Company determines fair value using unobservable (Level 3) factors. When a determination is made to classify a financial instrument within Level 3 of the valuation hierarchy, the determination is based upon the fact that the unobservable factors are the most significant to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated by external

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

sources). Accordingly, the appreciation (depreciation) in the table below includes changes in fair value due in part to observable factors that are part of the valuation methodology.

		Non-Control/
	Affiliate	Non-Affiliate	Control
	Investments	Investments	Investments	Total

Fair value as of September 30, 2008	$71,350,417	$202,408,737	—	$273,759,154
Total realized losses	(4,000,000)	(8,400,000)	—	(12,400,000)
Change in unrealized depreciation	(2,399,000)	(10,283,443)	—	(12,682,443)
Purchases, issuances, settlements and other, net	6,405,702	35,649,864	—	42,055,566
Transfers in (out) of Level 3	—	—	—	—

Fair value as of June 30, 2009	$71,357,119	$219,375,158	—	$290,732,277

Concurrent with its adoption of SFAS 157, effective October 1, 2008, the Company augmented the valuation techniques it uses to estimate the fair value of its debt investments where there is not a readily available market value (Level 3). Prior to October 1, 2008, the Company estimated the fair value of its Level 3 debt investments by first estimating the enterprise value of the portfolio company which issued the debt investment. To estimate the enterprise value of a portfolio company, the Company analyzed various factors, including the portfolio companies historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA (Earning Before Interest, Taxes, Depreciation and Amortization), cash flow, net income, revenues or, in limited instances, book value.

In estimating a multiple to use for valuation purposes, the Company looked to private merger and acquisition statistics, discounted public trading multiples or industry practices. In some cases, the best valuation methodology may have been a discounted cash flow analysis based on future projections. If a portfolio company was distressed, a liquidation analysis may have provided the best indication of enterprise value.

If there was adequate enterprise value to support the repayment of the Company’s debt, the fair value of the Level 3 loan or debt security normally corresponded to cost plus the amortized original issue discount unless the borrower’s condition or other factors lead to a determination of fair value at a different amount.

Beginning on October 1, 2008, the Company also introduced a bond-yield model to value these investments based on the present value of expected cash flows. The primary inputs into the model are market interest rates for debt with similar characteristics and an adjustment for the portfolio company’s credit risk. The credit risk component of the valuation considers several factors including financial performance, business outlook, debt priority and collateral position. During the three months ended June 30, 2009 and 2008, the Company recorded net unrealized depreciation of $2.0 million and $10.5 million, respectively, on its investments. For the three months ended June 30, 2009, a portion of the Company’s net unrealized depreciation, approximately $2.8 million, resulted from declines in EBITDA or market multiples of its portfolio companies requiring closer monitoring or performing below expectations; offset by approximately $0.8 million of unrealized appreciation resulting from the adoption of SFAS 157.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The table below summarizes the changes in the Company’s investment portfolio from September 30, 2008 to June 30, 2009.

	Debt	Equity	Total

Fair value at September 30, 2008	$269,154,948	$4,604,206	$273,759,154
New investments	49,258,356	791,644	50,050,000
Redemptions/ repayments	(13,528,301)	—	(13,528,301)
Net accrual of PIK interest income	5,301,112	—	5,301,112
Accretion of original issue discount	621,680	—	621,680
Recognition of unearned income	(388,925)	—	(388,925)
Net unrealized depreciation	(10,497,222)	(2,185,221)	(12,682,443)
Net changes from unrealized to realized	(12,400,000)	—	(12,400,000)

Fair value at June 30, 2009	$287,521,648	$3,210,629	$290,732,277

Realized gain or loss on the sale of investments is the difference between the proceeds received from dispositions of portfolio investments and their stated cost. Realized losses may also be recorded in connection with the Company’s determination that certain investments are permanently impaired.

Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on investments when it is determined that interest is no longer collectible.

Distribution of earnings from portfolio companies are recorded as dividend income when the distribution is received.

The Company has investments in debt securities which contain a payment in kind or “PIK” interest provision. PIK interest is computed at the contractual rate specified in each investment agreement and added to the principal balance of the investment and recorded as income. For the three months ended June 30, 2009 and 2008, the Company recorded PIK income of $1.9 million and $1.4 million, respectively. For the nine months ended June 30, 2009 and 2008, the Company recorded PIK income of $5.6 million and $3.1 million, respectively.

The Company capitalizes upfront loan origination fees received in connection with investments. The unearned fee income from such fees is accreted into fee income based on the effective interest method over the life of the investment. In connection with its investment, the Company sometimes receives nominal cost equity that is valued as part of the negotiation process with the particular portfolio company. When the Company receives nominal cost equity, the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. Any resulting discount from recording the loan is accreted into fee income over the life of the loan.

Consolidation:

The Company has certain wholly owned taxable subsidiaries which hold certain portfolio investments of the Company. The taxable subsidiaries are consolidated with the Company for GAAP reporting purposes and the rules contained in Article 6 of Regulation S-X, and the portfolio investments held by the taxable subsidiaries are included in the Company’s consolidated financial statements. All significant intercompany balances have been eliminated. The purpose of the taxable subsidiaries is to permit the Company to hold equity investments in portfolio companies which are “pass through” entities for tax purposes in order to comply with the “source income” requirements contained in the RIC tax requirements. The taxable subsidiaries are not consolidated with the Company for income tax purposes and may generate income tax expense as a result of its ownership of certain portfolio investments. This income tax expense, if any, is reflected in the Company’s Consolidated Statement of Operations.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Cash and cash equivalents:

Cash and cash equivalents consist of demand deposits and highly liquid investments with maturities of three months or less, when acquired. The Company places its cash and cash equivalents with financial institutions and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Income Taxes:

Prior to the merger of the Partnership with and into the Company, the Partnership was treated as a partnership for federal and state income tax purposes. The Partnership generally did not record a provision for income taxes because the partners report their shares of the partnership income or loss on their income tax returns. Accordingly, the taxable income was passed through to the partners and the Partnership was not subject to an entity level tax as of December 31, 2007.

As a partnership, Fifth Street Mezzanine Partners III, LP filed a calendar year tax return for a short year initial period from February 15, 2007 through December 31, 2007. Upon the merger, Fifth Street Finance Corp., the surviving C-Corporation, made an election to be treated as a RIC under the Code and adopted a September 30 tax year end. Accordingly, the first RIC tax return has been filed for the tax year beginning January 1, 2008 and ended September 30, 2008.

As a RIC, the Company is not subject to federal income tax on the portion of its taxable income and gains distributed currently to its stockholders as a dividend. The Company anticipates distributing between 90% and 100% of its taxable income and gains, within the Subchapter M rules, and thus the Company anticipates that it will not incur any federal or state income tax at the RIC level. As a RIC, the Company is also subject to a federal excise tax based on distributive requirements of its taxable income on a calendar year basis (i.e., calendar year 2009). The Company anticipates timely distribution of its taxable income within the tax rules, however, the Company incurred a de minimis federal excise tax for calendar year 2008 and may incur a federal excise tax for the calendar year 2009.

The Company uses the asset and liability method to account for its taxable subsidiaries’ income taxes. Using this method, the Company recognizes deferred tax assets and liabilities for the estimated future tax effects attributable to temporary differences between financial reporting and tax bases of assets and liabilities. In addition, the Company recognizes deferred tax benefits associated with net operating carry forwards that it may use to offset future tax obligations. The Company measures deferred tax assets and liabilities using the enacted tax rates expected to apply to taxable income in the years in which we expect to recover or settle those temporary differences. The Company has recorded a deferred tax asset for the difference in the book and tax basis of certain equity investments and tax net operating losses held by its taxable subsidiaries of $1.5 million. However, this amount has been fully offset by a valuation allowance of $1.5 million, since it is more likely than not, that these deferred tax assets will not be realized.

Listed below is a reconciliation of “net increase (decrease) in net assets resulting from operations” to taxable income for the three and nine months ended June 30, 2009.

	Three Months ended	Nine Months ended
	June 30, 2009(1)	June 30, 2009(1)

Net increase (decrease) in net assets resulting from operations	$5,938,000	$(1,497,000)
Net change in unrealized depreciation on investments	1,949,000	12,682,000
Book/tax difference due to deferred loan origination fees, net	(23,000)	389,000
Book/tax difference due to organizational and deferred offering costs	(22,000)	(66,000)
Book/tax difference due to interest income on certain loans	1,138,000	1,400,000
Other book/tax differences	(20,000)	(2,000)

Taxable/Tax Distributable Income	$8,960,000	$12,906,000

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(1)	The Company’s taxable income for 2009 is an estimate and will not be finally determined until the Company files its tax return for the fiscal year ended September 30, 2009. Therefore, the final taxable income may be different than the estimate.

Taxable income differs from net increase (decrease) in net assets resulting from operations primarily due to: (1) unrealized appreciation (depreciation) on investments, as investment gains and losses are not included in taxable income until they are realized; (2) origination fees received in connection with investments in portfolio companies, which are amortized into interest income over the life of the investment for book purposes, are treated as taxable income upon receipt; (3) organizational and deferred offering costs; and (4) recognition of interest income on certain loans.

The Company adopted Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes at inception on February 15, 2007. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the consolidated financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Adoption of FIN 48 was applied to all open taxable years as of the effective date. The adoption of FIN 48 did not have an effect on the financial position or results of operations of the Company as there was no liability for unrecognized tax benefits and no change to the beginning capital of the Company. Management’s determinations regarding FIN 48 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

Dividends Paid:

Distributions to stockholders are recorded on the declaration date. The Company is required to distribute annually to its stockholders at least 90% of its net ordinary income and net realized short-term capital gains in excess of net realized long-term capital losses for each taxable year in order to be eligible for the tax benefits allowed to a RIC under Subchapter M of the Code. The Company anticipates paying out as a dividend all or substantially all of those amounts. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is based on management’s estimate of the Company’s annual taxable income. Based on that, a dividend is declared and paid each quarter. The Company maintains an “opt out” dividend reimbursement plan for its stockholders.

To date, the Company’s Board of Directors declared the following distributions:

Dividend Type	Date Declared	Record Date	Payment Date	Amount

Quarterly	5/1/2008	5/19/2008	6/3/2008	$0.30
Quarterly	8/6/2008	9/10/2008	9/26/2008	$0.31
Quarterly	12/9/2008	12/19/2008	12/29/2008	$0.32
Quarterly	12/9/2008	12/30/2008	1/29/2009	$0.33
Special	12/18/2008	12/30/2008	1/29/2009	$0.05
Quarterly	4/14/2009	5/26/2009	6/25/2009	$0.25

For income tax purposes, the Company estimates that these distributions will be composed entirely of ordinary income, and will be reflected as such on the Form 1099-DIV for the calendar year 2009. To date, the Company’s operations have resulted in no long-term capital gains or losses. The Company anticipates declaring further distributions to its stockholders to meet the RIC distribution requirements.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Guarantees and Indemnification Agreements:

The Company follows FASB Interpretation Number 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others” (“FIN 45”). FIN 45 elaborates on the disclosure requirements of a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by FIN 45, the fair value of the obligation undertaken in issuing certain guarantees. The Interpretation has had no impact on the Company’s consolidated financial statements.

Reclassifications:

Certain prior period amounts have been reclassified to conform to the current presentation.

Note 3.	Portfolio Investments

At June 30, 2009, 106.6% of stockholders’ equity or $290.7 million was invested in 26 long-term portfolio investments and 0.6% of stockholders’ equity or $1.6 million was invested in cash and cash equivalents. In comparison, at September 30, 2008, 93.0% of stockholders’ equity or $273.8 million was invested in 24 long-term portfolio investments and 7.8% of stockholders’ equity or $22.9 million was invested in cash and cash equivalents. As of June 30, 2009, all of the Company’s debt investments were secured by first or second priority liens on the assets of the portfolio companies. Moreover, the Company held equity investments in its portfolio companies consisting of common stock, preferred stock or limited liability company interests.

The Company’s off-balance sheet arrangements consisted of $9.5 million and $24.7 million of unfunded commitments to provide debt financing to its portfolio companies as of June 30, 2009 and September 30, 2008, respectively. Such commitments involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet and are not reflected on the Company’s Consolidated Balance Sheet.

A summary of the composition of the unfunded commitments (consisting of revolvers and term loans) as of June 30, 2009 and September 30, 2008 is shown in the table below:

	June 30, 2009	September 30, 2008

MK Network, LLC	$—	$2,000,000
Fitness Edge, LLC	1,500,000	1,500,000
Rose Tarlow, Inc.	—	2,650,000
Western Emulsions, Inc.	—	2,000,000
Storyteller Theaters Corporation	4,000,000	4,000,000
HealthDrive Corporation	1,500,000	1,500,000
Martini Park, LLC	—	11,000,000
IZI Medical Products, Inc.	2,500,000	—

Total	$9,500,000	$24,650,000

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Summaries of the composition of the Company’s investment portfolio at cost and fair value as a percentage of total investments are shown in the following tables:

	June 30, 2009		September 30, 2008

Cost:
First lien debt	$142,251,180	44.42%	$108,716,148	37.41%
Second lien debt	167,876,753	52.42	172,547,862	59.38
Purchased equity	4,120,368	1.29	4,120,368	1.42
Equity grants	5,992,250	1.87	5,200,607	1.79

Total	$320,240,551	100.00%	$290,584,985	100.00%

	June 30, 2009		September 30, 2008

Fair value:
First lien debt	$133,161,007	45.80%	$108,247,033	39.54%
Second lien debt	154,360,641	53.09	160,907,915	58.78
Purchased equity	481,832	0.17	2,001,213	0.73
Equity grants	2,728,797	0.94	2,602,993	0.95

Total	$290,732,277	100.00%	$273,759,154	100.00%

The Company invests in portfolio companies located in the United States. The following tables show the portfolio composition by geographic region at cost and fair value as a percentage of total investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business.

	June 30, 2009		September 30, 2008

Cost:
Northeast	$104,834,611	32.74%	$89,699,936	30.87%
West	98,317,672	30.70	81,813,016	28.15
Southeast	42,563,526	13.29	42,847,370	14.75
Midwest	22,914,581	7.16	22,438,998	7.72
Southwest	51,610,161	16.11	53,785,665	18.51

Total	$320,240,551	100.00%	$290,584,985	100.00%

	June 30, 2009		September 30, 2008

Fair value:
Northeast	$87,230,723	30.00%	$73,921,159	27.00%
West	90,924,589	31.27	80,530,516	29.42
Southeast	42,991,843	14.79	42,950,840	15.69
Midwest	23,066,899	7.93	22,575,695	8.25
Southwest	46,518,223	16.01	53,780,944	19.64

Total	$290,732,277	100.00%	$273,759,154	100.00%

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The composition of the Company’s portfolio by industry at cost and fair value as of June 30, 2009 and September 30, 2008 were as follows:

	June 30, 2009		September 30, 2008

Cost:
Healthcare technology	$37,181,576	11.61%	$9,688,834	3.33%
Healthcare services	33,223,061	10.37	23,274,321	8.01
Footwear and apparel	22,153,315	6.92	18,035,269	6.21
Restaurants	20,108,231	6.28	19,311,810	6.65
Construction and engineering	19,095,365	5.96	18,753,268	6.45
Healthcare facilities	17,983,727	5.62	18,222,690	6.27
Trailer leasing services	17,101,053	5.34	16,986,613	5.85
Manufacturing — mechanical products	15,522,216	4.85	15,494,737	5.33
Data processing and outsourced services	13,568,391	4.24	13,850,146	4.77
Media — Advertising	13,245,163	4.14	12,781,230	4.40
Merchandise display	13,031,750	4.07	12,799,999	4.40
Home furnishing retail	12,782,554	3.99	11,419,981	3.93
Food distributors	11,955,123	3.73	11,994,788	4.13
Emulsions manufacturing	11,657,982	3.64	9,523,464	3.28
Housewares & specialties	11,420,793	3.57	11,419,317	3.93
Capital Goods	9,882,831	3.09	9,638,999	3.32
Environmental & facilities services	8,930,220	2.79	8,954,807	3.08
Household products/ specialty chemicals	7,843,561	2.45	11,853,805	4.08
Entertainment — theaters	7,328,910	2.29	11,780,851	4.05
Leisure Facilities	7,238,120	2.26	7,482,805	2.58
Building products	7,020,548	2.19	6,973,122	2.39
Lumber products	1,966,061	0.60	10,344,129	3.56

Total	$320,240,551	100.00%	$290,584,985	100.00%

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	June 30, 2009		September 30, 2008

Fair value:
Healthcare technology	$37,055,067	12.75%	$9,864,480	3.60%
Healthcare services	34,169,220	11.75	23,377,791	8.54
Footwear and apparel	21,267,097	7.32	17,934,513	6.55
Construction and engineering	17,913,508	6.16	18,683,167	6.82
Restaurants	17,324,942	5.96	17,639,081	6.44
Healthcare facilities	17,231,610	5.93	18,222,690	6.66
Manufacturing — mechanical products	15,375,507	5.29	15,494,737	5.66
Data processing and outsourced services	13,641,648	4.69	13,697,302	5.00
Merchandise display	12,996,790	4.47	12,799,999	4.68
Food distributors	12,030,530	4.14	11,994,788	4.38
Emulsions manufacturing	11,895,509	4.09	9,523,464	3.48
Trailer leasing services	11,693,625	4.02	16,985,473	6.20
Media — Advertising	11,341,094	3.90	12,516,696	4.57
Capital goods	10,070,109	3.46	9,775,696	3.57
Home furnishing retail	9,061,999	3.12	10,723,527	3.92
Entertainment — theaters	7,553,582	2.60	11,777,270	4.30
Environmental & Facilities Services	7,537,118	2.59	8,859,477	3.24
Leisure facilities	7,049,548	2.42	7,494,930	2.74
Housewares & specialties	6,858,886	2.36	11,407,776	4.17
Building products	6,564,309	2.26	6,975,311	2.55
Household products/ specialty chemicals	2,035,068	0.70	3,626,497	1.33
Lumber products	65,511	0.02	4,384,489	1.60

Total	$290,732,277	100.00%	$273,759,154	100.00%

The Company’s investments are generally in small and mid-sized companies in a variety of industries. At June 30, 2009 and September 30, 2008, the Company had no investments that were greater than 10% of the total investment portfolio at fair value. Income, consisting of interest, dividends, fees, other investment income, and realization of gains or losses on equity interests, can fluctuate upon repayment of an investment or sale of an equity interest and in any given year can be highly concentrated among several investments. For the three months ended June 30, 2009, no individual investment produced income that exceeded 10% of investment income. For the three months ended June 30, 2008, the income from one investment exceeded 10% of investment income. This investment represented approximately 10.5% of the investment income for the three month period ended June 30, 2008.

Note 4.	Unearned Fee Income — Debt Origination Fees

The Company capitalizes upfront debt origination fees received in connection with financings and the unearned income from such fees is accreted into fee income over the life of the financing in accordance with Statement of Financial Accounting Standards 91 “Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases.” In accordance with SFAS 157, the net balance is reflected as unearned income in the cost and fair value of the respective investments.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Accumulated unearned fee income activity for nine months ended June 30, 2009 and June 30, 2008 was as follows:

	Nine Months Ended	Nine Months Ended
	June 30, 2009	June 30, 2008

Beginning accumulated unearned fee income balance	$5,236,265	$1,566,293
Net fees received	3,079,636	3,872,870
Unearned fee income recognized	(2,690,711)	(1,153,944)

Ending accumulated unearned fee income balance	$5,625,190	$4,285,219

Note 5.	Share Data and Stockholders’ Equity

Effective January 2, 2008, the Partnership merged with and into the Company. At the time of the merger, all outstanding partnership interests in the Partnership were exchanged for 12,480,972 shares of common stock of the Company. An additional 26 fractional shares were payable to the stockholders in cash.

On June 17, 2008, the Company completed an initial public offering of 10,000,000 shares of its common stock at the offering price of $14.12 per share. The net proceeds totaled approximately $129.5 million net of investment banking commissions of approximately $9.9 million and offering costs of approximately $1.8 million.

On July 21, 2009, the Company completed a follow-on public offering of 9,487,500 shares of its common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $9.25. The net proceeds totaled approximately $82.6 million after deducting investment banking commissions of approximately $4.4 million and offering costs of approximately $750,000.

The following table sets forth the weighted average shares outstanding for computing basic and diluted earnings per common share for the three months ended June 30, 2009 and June 30, 2008.

	Three Months Ended	Three Months Ended
	June 30, 2009	June 30, 2008

Weighted average common shares outstanding, basic and diluted	22,803,597	14,609,904

On December 13, 2007, the Company adopted a dividend reinvestment plan that provides for reinvestment of its distributions on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, if the Board of Directors authorizes, and the Company declares, a cash distribution, then its stockholders who have not “opted out” of the dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of common stock, rather than receiving the cash distributions. On May 1, 2008, the Company declared a dividend of $0.30 per share to stockholders of record on May 19, 2008. On June 3, 2008, the Company paid a cash dividend of approximately $1.9 million and issued 133,317 common shares totaling approximately $1.9 million under the dividend reinvestment plan. On August 6, 2008, the Company declared a dividend of $0.31 per share to stockholders of record on September 10, 2008. On September 26, 2008, the Company paid a cash dividend of $5.1 million, and purchased and distributed a total of 196,786 shares ($1.9 million) of its common stock under the dividend reinvestment plan. On December 9, 2008, the Company declared a dividend of $0.32 per share to stockholders of record on December 19, 2008, and a $0.33 per share dividend to stockholders of record on December 30, 2008. On December 18, 2008, the Company declared a special dividend of $0.05 per share to stockholders of record on December 30, 2008. On December 29, 2008, the Company paid a cash dividend of approximately $6.4 million and issued 105,326 common shares totaling approximately $0.8 million under the dividend reinvestment plan. On January 29, 2009, the Company paid a cash dividend of approximately $7.6 million and issued 161,206 common shares totaling approximately $1.0 million under the dividend reinvestment plan. On June 25, 2009, the Company paid a cash dividend of approximately $5.6 million and issued 11,776 common shares totaling approximately $0.1 million under the dividend reinvestment plan.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

In October 2008, the Company’s Board of Directors authorized a stock repurchase program to acquire up to $8 million of the Company’s outstanding common stock. Stock repurchases under this program may be made through open market at times and in such amounts as Company management deems appropriate. The stock repurchase program expires December 2009 and may be limited or terminated by the Board of Directors. In October 2008, the Company repurchased 78,000 shares of common stock on the open market as part of its share repurchase program.

Note 6.	Line of Credit

On January 15, 2008, the Company entered into a $50 million secured revolving credit facility with the Bank of Montreal, at a rate of LIBOR plus 1.5%, with a one year maturity date. The credit facility is secured by the Company’s existing investments.

Under the credit facility, the Company must satisfy several financial covenants, including maintaining a minimum level of stockholders’ equity, a maximum level of leverage and a minimum asset coverage ratio and interest coverage ratio. In addition, the Company must comply with other general covenants, including with respect to indebtedness, liens, restricted payments and mergers and consolidations. None of these covenants give Bank of Montreal the ability to approve or change any of the Company’s policies; however, they may prohibit the Company from engaging in certain activities to the detriment of the Company and its stockholders or otherwise hamper the Company’s ability to operate its business in a manner that it deems appropriate. At June 30, 2009, the Company was in compliance with these covenants.

On December 30, 2008, Bank of Montreal renewed the Company’s $50 million credit facility. The terms include a 50 basis points commitment fee, an interest rate of LIBOR +3.25% and a term of 364 days. As of June 30, 2009, the Company had $18.5 million of borrowings outstanding under this credit facility. At July 31, 2009, the Company had no borrowings outstanding under this credit facility. While the Company will seek to extend this credit facility or enter into a new credit facility with another lender, there can be no assurance that the Company will successfully do so before its credit facility matures or that it will be able to do so on attractive terms.

Prior to the merger of the Partnership with and into the Company, the Partnership entered into a $50 million unsecured, revolving line of credit with Wachovia Bank, N.A. (“Loan Agreement”) which had a final maturity date of April 1, 2008. Borrowings under the Loan Agreement were at a variable interest rate of LIBOR plus 0.75% per annum. In connection with the Loan Agreement, the General Partner, a former member of the Board of Directors of Fifth Street Finance Corp. and an officer of Fifth Street Finance Corp. (collectively “guarantors”), entered into a guaranty agreement (the “Guaranty”) with the Partnership. Under the terms of the Guaranty, the guarantors agreed to guarantee the Partnership’s obligations under the Loan Agreement. In consideration for the guaranty, the Partnership was obligated to pay a former member of the Board of Directors of Fifth Street Finance Corp. a fee of $41,667 per month so long as the Loan Agreement was in effect. For the period from October 1, 2007 to November 27, 2007, the Partnership paid $83,333 under this Guaranty. In October 2007, the Partnership drew $28.25 million under the Loan Agreement. These loans were paid back in full with interest in November 2007. As of November 27, 2007, the Partnership terminated the Loan Agreement and the Guaranty.

Interest expense for the three months ended June 30, 2009 and 2008, was $261,656 and $685,093, respectively. Interest expense for the nine months ended June 30, 2009 and 2008, was $430,015 and $872,774, respectively.

Note 7.	Interest and Dividend Income

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. In accordance with the Company’s policy, accrued interest is evaluated periodically for collectibility. The Company stops accruing interest on investments when it is determined that interest is no longer collectible. Distributions from portfolio companies are recorded as dividend income when the distribution is received.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Company holds debt in its portfolio that contains a payment-in-kind (“PIK”) interest provision. The PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. The Company generally ceases accruing PIK interest if there is insufficient value to support the accrual or if the Company does not expect the portfolio company to be able to pay all principal and interest due. The Company’s decision to cease accruing PIK interest involves subjective judgments and determinations based on available information about a particular portfolio company, including whether the portfolio company is current with respect to its payment of principal and interest on its loans and debt securities; monthly and quarterly financial statements and financial projections for the portfolio company; the Company’s assessment of the portfolio company’s business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan; information obtained by the Company in connection with periodic formal update interviews with the portfolio company’s management and, if appropriate, the private equity sponsor; and information about the general economic and market conditions in which the portfolio company operates. Based on this and other information, the Company determines whether to cease accruing PIK interest on a loan or debt security. The Company’s determination to cease accruing PIK interest on a loan or debt security is generally made well before the Company’s full write-down of such loan or debt security.

Accumulated PIK interest activity for the nine months ended June 30, 2009 and June 30, 2008 was as follows:

	Nine Months Ended	Nine Months Ended
	June 30, 2009	June 30, 2008

PIK balance at beginning of period	$5,367,032	$588,795
Gross PIK interest accrued	6,488,093	3,117,942
Accumulated deferred cash interest	243,953	—
PIK income reversals	(919,863)	—
Deferred cash interest income reversals	(243,953)	—
PIK interest received in cash	(267,118)	(31,694)
PIK balance at end of period	$10,668,144	$3,675,043

Two investments did not pay all of their scheduled monthly cash interest payments for the three months ended June 30, 2009. As of June 30, 2009, the Company had stopped accruing PIK interest and original issue discount (“OID”) on six investments, including the two investments that had not paid all of their scheduled monthly cash interest payments. The aggregate amount of this income non-accrual was approximately $1.4 million and $2.9 million for the three and nine months ended June 30, 2009, respectively.

Income non-accrual amounts for the three and nine months ended June 30, 2009 were as follows:

	Three Months Ended	Nine Months Ended
	June 30, 2009	June 30, 2009

Cash interest income	$787,025	$1,689,602
PIK interest income	466,427	919,863
OID income	103,911	298,611

Total non-accrual of income	$1,357,363	$2,908,076

Note 8.	Fee Income

Fee income consists of the monthly collateral management fees that the Company receives in connection with its debt investments and the accreted portion of the debt origination fees.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 9.	Realized Gains or Losses from Investments and Net Change in Unrealized Appreciation or Depreciation from Investments

Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period, net of recoveries. Net change in unrealized appreciation or depreciation from investments reflects the net change in the valuation of the portfolio pursuant to the Company’s valuation guidelines and the reclassification of any prior period unrealized appreciation or depreciation on exited investments.

For the three months ended June 30, 2009, the Company recorded no realized gains or losses. For the nine months ended June 30, 2009, the Company recorded $12.4 million of realized losses on two of our portfolio company investments in connection with our determination that such investments were permanently impaired based on, among other things, our analysis of changes in each portfolio company’s business operations and prospects (see footnote 12 to the Consolidated Schedule of Investments as of June 30, 2009). For the three and nine months ended June 30, 2008, the Company recorded realized gains on investments of $62,487.

Note 10.	Concentration of Credit Risks

The Company places its cash in financial institutions, and at times, such balances may be in excess of the FDIC insured limit.

Note 11.	Related Party Transactions

The Company has entered into an investment advisory agreement with the Investment Adviser. Under the investment advisory agreement the Company pays the Investment Adviser a fee for its services under the investment advisory agreement consisting of two components-a base management fee and an incentive fee.

Base management Fee

The base management fee is calculated at an annual rate of 2% of the Company’s gross assets, which includes any borrowings for investment purposes. The base management fee is payable quarterly in arrears, and will be calculated based on the value of the Company’s gross assets at the end of each fiscal quarter, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during such quarter. The base management fee for any partial month or quarter will be appropriately pro rated.

Prior to the merger of the Partnership with and into the Company, which occurred on January 2, 2008, the Partnership paid the Investment Adviser a management fee (the “Management Fee”), subject to the adjustments as described in the Partnership Agreement, for investment advice equal to an annual rate of 2% of the aggregate capital commitments of all limited partners (other than affiliated limited partners) for each fiscal year (or portion thereof) provided, however, that commencing on the earlier of (1) the first day of the fiscal quarter immediately following the expiration of the commitment period, or (2) if a temporary suspension period became permanent in accordance with the Partnership Agreement, on the first day of the fiscal quarter immediately following the date of such permanent suspension, the Management Fee for each subsequent twelve month period was equal to 1.75% of the NAV of the Partnership (exclusive of the portion thereof attributable to the General Partner and the affiliated limited partners, based upon respective capital percentages).

For the three months ended June 30, 2009 and 2008, base management fees were approximately $1.5 million and $1.1 million, respectively. For the nine months ended June 30, 2009 and 2008, base management fees were approximately $4.3 million and $2.9 million, respectively.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Incentive Fee

The incentive fee portion of the investment advisory agreement has two parts. The first part is calculated and payable quarterly in arrears based on the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding fiscal quarter. For this purpose, “Pre- Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the fiscal quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Company’s administration agreement with FSC, Inc., and any interest expense and dividends paid on any issued and outstanding indebtedness or preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding fiscal quarter, will be compared to a “hurdle rate” of 2% per quarter (8% annualized), subject to a “catch-up” provision measured as of the end of each fiscal quarter. The Company’s net investment income used to calculate this part of the incentive fee is also included in the amount of its gross assets used to calculate the 2% base management fee. The operation of the incentive fee with respect to the Company’s Pre-Incentive Fee Net Investment Income for each quarter is as follows:

•	no incentive fee is payable to the Investment Adviser in any fiscal quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2% (the “preferred return” or “hurdle”).

•	100% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any fiscal quarter (10% annualized) is payable to the Investment Adviser. The Company refers to this portion of its Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide the Investment Adviser with an incentive fee of 20% on all of the Company’s Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when the Company’s Pre-Incentive Fee Net Investment Income exceeds 2.5% in any fiscal quarter.

•	20% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any fiscal quarter (10% annualized) is payable to the Investment Adviser once the hurdle is reached and the catch-up is achieved (20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the Investment Adviser).

The second part of the incentive fee will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date), commencing on September 30, 2008, and will equal 20% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees, provided that, the incentive fee determined as of September 30, 2008 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from inception.

For the three months ended June 30, 2009 and 2008, incentive fees were approximately $2.0 million and $1.3 million, respectively. For the nine months ended June 30, 2009 and 2008, incentive fees were approximately $5.9 million and $2.3 million, respectively.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Transaction fees

Prior to the merger of the Partnership with and into the Company, which occurred on January 2, 2008, the Investment Adviser received 20% of transaction origination fees. For the nine months ended June 30, 2008, payments for the transaction fees paid to the Investment Adviser amounted to approximately $0.2 million and were expensed as incurred.

Indemnification

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, the Company’s Investment Adviser and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Investment Adviser’s services under the investment advisory agreement or otherwise as the Company’s Investment Adviser.

Administration Agreement

The Company has also entered into an administration agreement with FSC, Inc. under which FSC, Inc. provides administrative services for the Company, including office facilities and equipment, and clerical, bookkeeping and recordkeeping services at such facilities. Under the administration agreement, FSC, Inc. also performs or oversees the performance of the Company’s required administrative services, which includes being responsible for the financial records which the Company is required to maintain and preparing reports to the Company’s stockholders and reports filed with the Securities and Exchange Commission. In addition, FSC, Inc. assists the Company in determining and publishing the Company’s net asset value, overseeing the preparation and filing of the Company’s tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. For providing these services, facilities and personnel, the Company reimburses FSC, Inc. the allocable portion of overhead and other expenses incurred by FSC, Inc. in performing its obligations under the administration agreement, including rent and the Company’s allocable portion of the costs of compensation and related expenses of the Company’s chief financial officer and his staff. FSC, Inc. may also provide, on the Company’s behalf, managerial assistance to the Company’s portfolio companies. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

For the three and nine months ended June 30, 2009, the Company incurred administrative expenses of approximately $258,000 and $853,000, respectively. At June 30, 2009, approximately $447,000 was included in Due to FSC, Inc. in the Consolidated Balance Sheet.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 12.	Financial Highlights (1)

	Three Months	Three Months	Nine Months	Nine Months
	Ended	Ended	Ended June 30,	Ended
Per share data:(3)	June 30, 2009	June 30, 2008	2009	June 30, 2008(2)

Net asset value at beginning of period	$11.94	$14.12	$13.02	$8.56
Adjustment to net asset value for issuance of common stock	—	(6.11)	(0.03)	(3.62)
Capital contributions from partners	—	—	—	2.94
Capital withdrawals by partners	—	—	—	(0.12)
Dividends declared and paid	(0.25)	(0.30)	(0.95)	(0.30)
Issuance of common stock	—	5.73	—	5.73
Repurchases of common stock	—	—	(0.02)	—
Net investment income	0.35	0.23	1.04	0.57
Unrealized depreciation on investments	(0.09)	(0.47)	(0.56)	(0.56)
Realized gain (loss) on investments	—	—	(0.55)	—
Net asset value at end of period	$11.95	$13.20	$11.95	$13.20
Stockholders’ equity at beginning of period	$272,352,706	$176,210,249	$294,335,839	$106,815,695
Stockholders’ equity at end of period	$272,701,706	$298,569,282	$272,701,706	$298,569,282
Average stockholders’ equity(4)	$270,599,368	$198,084,917	$275,578,236	$174,456,924
Ratio of total expenses, excluding interest and line of credit guarantee expenses, to average stockholders’ equity(5)	1.73%	1.70%	4.84%	4.37%
Ratio of total expenses to average stockholders’ equity(5)	1.83%	2.05%	4.99%	4.92%
Ratio of net increase in net assets resulting from operations to ending stockholders’ equity(5)	2.18%	-1.78%	-0.55%	0.13%
Ratio of unrealized appreciation (depreciation) on investments to ending stockholders’ equity(5)	-0.71%	-3.52%	-4.65%	-4.20%
Total return to stockholders based on average stockholders’ equity(5)	2.19%	-2.68%	-0.54%	0.23%
Weighted average outstanding debt(6)	$15,950,549	$37,240,377	$5,397,436	$15,878,826

(1)	The amounts reflected in the financial highlights above represent net assets, income and expense ratios for all stockholders.

(2)	Per share data for the nine months ended June 30, 2008 presumes the issuance of the 12,480,972 common shares at October 1, 2007 which were actually issued on January 2, 2008 in connection with the merger described above. There was no established public trading market for the stock for the period prior to October 1, 2007.

(3)	Based on actual shares outstanding at the end of the corresponding period or weighted average shares outstanding for the period, as appropriate.

(4)	Calculated based upon the daily weighted average stockholders’ equity for the period.

(5)	Interim periods are not annualized.

(6)	Calculated based upon the daily weighted average of loans payable for the period.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 13.	Preferred Stock

The Company’s restated certificate of incorporation had not authorized any shares of preferred stock. However, on April 4, 2008, the Company’s Board of Directors approved a certificate of amendment to its restated certificate of incorporation reclassifying 200,000 shares of its common stock as shares of non-convertible, non-participating preferred stock, with a par value of $0.01 and a liquidation preference of $500 per share (“Series A Preferred Stock”) and authorizing the issuance of up to 200,000 shares of Series A Preferred Stock. The Company’s certificate of amendment was also approved by the holders of a majority of the shares of its outstanding common stock through a written consent first solicited on April 7, 2008. On April 24, 2008, the Company filed its certificate of amendment and on April 25, 2008, it sold 30,000 shares of Series A Preferred Stock to a company controlled by Bruce E. Toll, one of the Company’s directors at that time. For the three months ended June 30, 2008, the Company paid dividends of approximately $234,000 on the 30,000 shares of Series A Preferred Stock. The dividend payment is considered and included in interest expense for accounting purposes since the preferred stock has a mandatory redemption feature. On June 30, 2008, the Company redeemed 30,000 shares of Series A Preferred Stock at the mandatory redemption price of 101% of the liquidation preference or $15,150,000. The $150,000 is considered and included in interest expense for accounting purposes due to the stock’s mandatory redemption feature. No preferred stock is currently outstanding.

Note 14.	SBIC License Application

On May 19, 2009, the Company received a letter from the Investment Division of the Small Business Administration (the “SBA”) that invited the Company to continue moving forward with the licensing of a small business investment company (“SBIC”) subsidiary. Although its application to license this entity as an SBIC with the SBA is subject to the SBA approval, the Company remains cautiously optimistic that it will complete the licensing process. The Company’s SBIC subsidiary will be a wholly-owned subsidiary and will be able to rely on an exclusion from the definition of “investment company” under the 1940 Act, and thus will not elect to be treated as a business development company under the 1940 Act. The Company’s SBIC subsidiary will have an investment objective similar to the Company’s and will make similar types of investments in accordance with SBIC regulations.

To the extent that it receives an SBIC license, the Company’s SBIC subsidiary will be allowed to issue SBA-guaranteed debentures, subject to the required capitalization of the SBIC subsidiary. SBA guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. Under the regulations applicable to SBICs, an SBIC may have outstanding debentures guaranteed by the SBA generally in an amount up to twice its regulatory capital, which generally equates to the amount of its equity capital. The SBIC regulations currently limit the amount that our SBIC subsidiary may borrow to a maximum of $150 million. This means that the Company’s SBIC subsidiary may access the full $150 million maximum available if it has $75 million in regulatory capital. However, the Company is not required to capitalize this subsidiary with $75 million and may determine to capitalize it with a lesser amount. In addition, if the Company is able to obtain financing under the SBIC program, its SBIC subsidiary will be subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. On July 14, 2009, the Company received a letter from the SBA indicating that its SBIC subsidiary’s application had been approved for further processing and its SBIC subsidiary is eligible to make pre-licensing investments.

In connection with the filing of its SBA license application, the Company will be applying for exemptive relief from the SEC to permit the Company to exclude the debt of its SBIC subsidiary guaranteed by the SBA from its consolidated asset coverage ratio, which will enable the Company to fund more investments with debt capital. There can be no assurance that the Company will be granted an SBIC license or that if granted it will be granted in a timely manner, that if the Company is granted an SBIC license it will be able to capitalize the subsidiary to $75 million to access the full $150 million maximum borrowing amount available, or that the Company will receive the exemptive relief from the SEC.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 15.	Subsequent Events

On July 1, 2009, the Company invested an incremental $0.3 million in Lighting by Gregory, LLC, one of its existing portfolio companies, to purchase a controlling interest in the company. In addition, on July 29, 2009, the Company invested $0.4 million in Lighting by Gregory, LLC, as an addition to the Term A loan.

On July 14, 2009, the Company received a letter from the SBA indicating that its SBIC subsidiary’s application had been accepted for processing and that the SBIC subsidiary is eligible to make pre-licensing investments. The Company’s SBIC subsidiary has not at this time been approved or denied approval for a license.

On July 21, 2009, the Company completed a public offering of 9,487,500 shares of its common stock, which included the underwriters’ full exercise of their over-allotment option, at a price of $9.25 per share. The net proceeds totaled approximately $82.6 million after deducting investment banking commissions of approximately $4.4 million and offering costs of approximately $750,000. The Company sold its shares at a price below its then-current net asset value per share, pursuant to the authority granted by the Company’s common stockholders at a special meeting of stockholders held on June 24, 2009.

On July 21, 2009, the Company repaid in full the outstanding balance of $16.5 million on its secured revolving credit facility with the Bank of Montreal.

On August 3, 2009, the Company declared a $0.25 per share dividend to its common stockholders of record as of September 8, 2009. The dividend is payable on September 25, 2009.

On August 3, 2009, the Company cancelled its loan agreement with American Hardwoods Industries Holdings, LLC in return for a cash payment of $144,000 and a contingent payment of $106,000, which is payable upon the future sale of the business or its assets.

$500,000,000

Fifth Street Finance Corp.

Common Stock

We may offer, from time to time, up to $500,000,000 of shares of our common stock, $0.01 par value per share, in one or more offerings. Our common stock may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. The offering price per share of our common stock, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering, except (i) with the consent of the majority of our common stockholders or (ii) under such other circumstances as the Securities and Exchange Commission may permit. On June 24, 2009, our stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending on June 24, 2010. In connection with the receipt of such stockholder approval, we agreed to limit the number of shares that we issue at a price below net asset value pursuant to this authorization so that the aggregate dilutive effect on our then outstanding shares will not exceed 15%. Shares of closed-end investment companies such as us frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our common stock.

Our common stock may be offered directly to one or more purchasers through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our common stock, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our common stock through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such common stock.

We are a specialty finance company that lends to and invests in small and mid-sized companies in connection with investments by private equity sponsors. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. We are managed by Fifth Street Management LLC, whose six principals collectively have over 50 years, and individually have between 3 years and 14 years, of experience lending to and investing in small and mid-sized companies.

Our common stock is listed on the New York Stock Exchange under the symbol “FSC.” On July 1, 2009, and March 31, 2009, the last reported sale price of our common stock on the New York Stock Exchange was $10.08 and $7.74, respectively. We are required to determine the net asset value per share of our common stock on a quarterly basis and we have not yet determined the net asset value per share of our common stock as of June 30, 2009. Our net asset value per share of our common stock as of March 31, 2009 was $11.94.

Investing in our common stock involves a high degree of risk, and should be considered highly speculative. See “Risk Factors” beginning on page 13 to read about factors you should consider, including the risk of leverage, before investing in our common stock.

This prospectus and any accompanying prospectus supplement contain important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus and any accompanying prospectus supplement before investing and keep them for future reference. We file periodic reports, current reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at White Plains Plaza, 445 Hamilton Avenue, Suite 1206, White Plains, NY 10601 or by telephone at (914) 286-6800 or on our website at www.fifthstreetfinance.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus dated July 15, 2009

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $500,000,000 of shares of our common stock on terms to be determined at the time of the offering. This prospectus provides you with a general description of the common stock that we may offer. Each time we use this prospectus to offer common stock, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under “Available Information” and “Risk Factors” before you make an investment decision.

i

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus or any accompanying supplement to this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any accompanying prospectus supplement is accurate as of the dates on their covers.

ii

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus carefully, including the section entitled “Risk Factors.”

We commenced operations on February 15, 2007 as Fifth Street Mezzanine Partners III, L.P., a Delaware limited partnership. Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp., a newly formed Delaware corporation. Unless otherwise noted, the terms “we,” “us,” “our” and “Fifth Street” refer to Fifth Street Mezzanine Partners III, L.P. prior to the merger date, and Fifth Street Finance Corp. on and after the merger date. In addition, the terms “Fifth Street Management” and “investment adviser” refer to Fifth Street Management LLC.

Fifth Street Finance Corp.

We are a specialty finance company that lends to and invests in small and mid-sized companies in connection with investments by private equity sponsors. We define small and mid-sized companies as those with annual revenues between $25 million and $250 million. We are externally managed and advised by Fifth Street Management, whose six principals collectively have over 50 years, and individually have between 3 years and 14 years, of experience lending to and investing in small and mid-sized companies. Fifth Street Management is an affiliate of Fifth Street Capital LLC, a private investment firm founded and managed by Leonard M. Tannenbaum who has led the investment of over $600 million in small and mid-sized companies, including the investments made by Fifth Street, since 1998.

Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments. To meet our investment objective we seek to (i) capitalize on our investment adviser’s strong relationships with private equity sponsors; (ii) focus on transactions involving small and mid-sized companies which we believe offer higher yielding debt investment opportunities, lower leverage levels and other terms more favorable than transactions involving larger companies; (iii) continue our growth of direct originations; (iv) employ disciplined underwriting policies and rigorous portfolio management practices; (v) structure our investments to minimize risk of loss and achieve attractive risk-adjusted returns; and (vi) leverage the skills and experience of our investment adviser.

As of March 31, 2009, we have originated $343.3 million of investments and our portfolio totaled $290.8 million at fair value and was comprised of investments in 26 portfolio companies. The weighted average annualized yield of our debt investments as of March 31, 2009 was approximately 16.4%. Our investments generally range in size from $5 million to $40 million and are principally in the form of first and second lien debt investments, which may also include an equity component. As of March 31, 2009, all of our debt investments were secured by first or second priority liens on the assets of our portfolio companies. Moreover, we held equity investments consisting of common stock, preferred stock or LLC interests in 20 out of 26 portfolio companies as of March 31, 2009.

Fifth Street Mezzanine Partners III, L.P., our predecessor fund, commenced operations as a private partnership on February 15, 2007. Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp., a newly formed corporation that is an externally managed, closed-end, non-diversified management investment company which has elected to be treated as a business development company under the Investment Company Act of 1940, or the “1940 Act.”

As a business development company, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to, finance our investments using debt and equity. See “Regulation.” We elected, effective as of January 2, 2008, to be treated for federal income tax purposes as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code, or “Code.” See “Material U.S. Federal Income Tax Considerations.” As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends if we meet certain source-of-income, distribution and asset diversification requirements.

The Investment Adviser

Our investment adviser is led by six principals who collectively have over 50 years, and individually have between 3 years and 14 years, of experience lending to and investing in small and mid-sized companies. Our investment adviser is affiliated with Fifth Street Capital LLC, a private investment firm founded and managed by Leonard M. Tannenbaum who has led the investment of over $600 million in small and mid-sized companies, including the investments made by Fifth Street, since 1998. Mr. Tannenbaum and his respective private investment firms have acted as the lead (and often sole) first or second lien investor in over 50 investment transactions. The other investment funds managed by these private investment firms generally are fully committed and, other than follow-on investments in existing portfolio companies, are no longer making investments.

We benefit from our investment adviser’s ability to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate investments and manage a diversified portfolio of those investments. The principals of our investment adviser have broad investment backgrounds, with prior experience at investment funds, investment banks and other financial services companies and have developed a broad network of contacts within the private equity community. This network of contacts provides our principal source of investment opportunities.

The principals of our investment adviser are Mr. Tannenbaum, our president and chief executive officer and our investment adviser’s managing partner, Marc A. Goodman, our chief investment officer and our investment adviser’s senior partner, Juan E. Alva, a partner of our investment adviser, Bernard D. Berman, our chief compliance officer, executive vice president and secretary and a partner of our investment adviser, Ivelin M. Dimitrov, a partner of our investment adviser, and William H. Craig, our chief financial officer. For further discussion of the investment experience of the principals of our investment adviser, see “Management — Biographical Information” and “Portfolio Management — Investment Personnel.”

Business Strategy

Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments. We have adopted the following business strategy to achieve our investment objective:

•	Capitalize on our investment adviser’s strong relationships with private equity sponsors. Our investment adviser has developed an extensive network of relationships with private equity sponsors that invest in small and mid-sized companies. We believe that the strength of these relationships is due to a common investment philosophy, a consistent market focus, a rigorous approach to diligence and a reputation for delivering on commitments. In addition to being our principal source of originations, we believe that private equity sponsors provide significant benefits including incremental due diligence, additional monitoring capabilities and a potential source of capital and operational expertise for our portfolio companies.

•	Focus on established small and mid-sized companies. We believe that there are fewer finance companies focused on transactions involving small and mid-sized companies than larger companies, and that this is one factor that allows us to negotiate favorable investment terms. Such favorable terms include higher debt yields and lower leverage levels, more significant covenant protection and greater equity grants than typical of transactions involving larger companies. We generally invest in companies with established market positions, seasoned management teams, proven products and services and strong regional or national operations. We believe that these companies possess better risk-adjusted return profiles than newer companies that are building management or in early stages of building a revenue base.

•	Continue our growth of direct originations. We directly originated 100% of our investments. Over the last several years, the principals of our investment adviser have developed an origination strategy designed to ensure that the number and quality of our investment opportunities allows us to continue to directly originate substantially all of our investments. We divide the country geographically and emphasize active, consistent equity sponsor coverage.

•	Employ disciplined underwriting policies and rigorous portfolio management. Our investment adviser has developed an extensive underwriting process which includes a review of the prospects, competitive position, financial performance and industry dynamics of each potential portfolio company. In addition, we perform substantial diligence on potential investments, and seek to invest along side private equity sponsors who have proven capabilities in building value. As part of the monitoring process, our investment adviser will analyze monthly and quarterly financial statements versus the previous periods and year, review financial projections, meet with management, attend board meetings and review all compliance certificates and covenants.

•	Structure our investments to minimize risk of loss and achieve attractive risk-adjusted returns. We structure our loan investments on a conservative basis with high cash yields, cash origination fees, low leverage levels and strong investment protections. As of March 31, 2009, the weighted average annualized yield of our debt investments was approximately 16.4%, which includes a cash component of 13.4%. The 26 debt investments in our portfolio as of March 31, 2009, had a weighted average debt to EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) multiple of 3.6x calculated at the time of origination of the investment. Finally, our debt investments have strong protections, including default penalties, information rights, board observation rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. We believe these protections, coupled with the other features of our investments described above, should allow us to reduce our risk of capital loss and achieve attractive risk adjusted returns; however, there can be no assurance that we will be able to successfully structure our investments to minimize risk of loss and achieve attractive risk-adjusted returns.

•	Leverage the skills and experience of our investment adviser. The six principals of our investment adviser collectively have over 50 years, and individually have between 3 years and 14 years, of experience lending to and investing in small and mid-sized companies. The principals of our investment adviser have broad investment backgrounds, with prior experience at private investment funds, investment banks and other financial services companies and they also have experience managing distressed companies. We believe that our investment adviser’s expertise in valuing, structuring, negotiating and closing transactions provides us with a competitive advantage by allowing us to provide financing solutions that meet the needs of our portfolio companies while adhering to our underwriting standards.

Recent Developments

On June 12, 2009, HealthDrive Corporation, one of our portfolio companies, repaid $0.5 million on its revolver. After this repayment, the remaining funded revolver commitment was $0.5 million.

On May 19, 2009, we received a letter from the Investment Division of the Small Business Administration (the “SBA”) that invited us to continue moving forward with the licensing of a small business investment company (“SBIC”) subsidiary. Although our application to license this entity as an SBIC with the SBA is subject to the SBA approval, we remain cautiously optimistic that we will complete the licensing process. Our SBIC subsidiary will be a wholly-owned subsidiary and will be able to rely on an exclusion from the definition of “investment company” under the 1940 Act, and thus will not elect to be treated as a business development company under the 1940 Act. Our SBIC subsidiary will have an investment objective similar to ours and will make similar types of investments in accordance with SBIC regulations.

To the extent that we receive an SBIC license, our SBIC subsidiary will be allowed to issue SBA-guaranteed debentures, subject to the required capitalization of the SBIC subsidiary. SBA guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. Under the regulations applicable to SBICs, an SBIC may have outstanding debentures guaranteed by the SBA generally in an amount up to twice its regulatory capital, which generally equates to the amount of its equity capital. The SBIC regulations currently limit the amount that our SBIC subsidiary may borrow to a maximum of $150 million. This means that our SBIC subsidiary may access the full $150 million maximum available if it has $75 million in regulatory capital. However, we are not required to capitalize this subsidiary with $75 million and may determine to capitalize it with a lesser amount. In addition, if we are able to obtain financing under the SBIC program, our SBIC subsidiary will be subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. In connection with the filing of our SBA license application, we will be applying for exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from our consolidated asset coverage ratio, which will enable us to fund more investments with debt capital. There can be no assurance that we will be granted an SBIC license or that if granted it will be granted in a timely manner, that if we are granted an SBIC license we will be able to capitalize the subsidiary to $75 million to access the full $150 million maximum borrowing amount available, or that we will receive the exemptive relief from the SEC.

On May 15, 2009, we funded Western Emulsions, Inc., one of our portfolio companies, an additional $2.0 million on its term loan. After this funding, the funded commitment on this loan was $11.6 million.

On May 14, 2009, we funded Lighting by Gregory, LLC, one of our portfolio companies, an additional $0.2 million on its term loan. After this funding, the funded commitment on this loan was $5.2 million. On July 1, 2009, we purchased a controlling interest in Lighting by Gregory, LLC for an additional $0.3 million.

On April 15, 2009, we announced a $0.25 per share dividend to common stockholders of record as of May 26, 2009. We paid the dividend on June 25, 2009, by paying a cash dividend of approximately $5.6 million and issuing 11,776 common shares totaling approximately $0.1 million under our dividend reinvestment plan.

Corporate Information

Our principal executive offices are located at White Plains Plaza, 445 Hamilton Avenue, Suite 1206, White Plains, NY 10601. We maintain a website on the Internet at www.fifthstreetfinance.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

THE OFFERING

We may offer, from time to time, up to $500,000,000 of shares of our common stock, on terms to be determined at the time of the offering. Our common stock may be offered at prices and on terms to be disclosed in one or more prospectus supplements. The offering price per share of our common stock, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering, except (i) with the consent of the majority of our common stockholders (which we received from our stockholders at our June 24, 2009 special meeting of stockholders, for a period of one year ending on June 24, 2010 or (ii) under such other circumstances as the SEC may permit. In connection with the receipt of such stockholder approval, we agreed to limit the number of shares that we issue at a price below net asset value pursuant to this authorization so that the aggregate dilutive effect on our then outstanding shares will not exceed 15%.

Our common stock may be offered directly to one or more purchasers by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our common stock by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our common stock through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our common stock.

Set forth below is additional information regarding the offering of our common stock:

Use of proceeds	We intend to use substantially all of the net proceeds from the sale of our common stock to make investments in small and mid-sized companies (including investments made through our SBIC subsidiary to the extent we receive an SBIC license from the SBA) in accordance with our investment objective and strategies described in this prospectus. We may also use a portion of the net proceeds to reduce our outstanding borrowings under our secured revolving credit facility. Pending such use, we will invest the net proceeds primarily in high quality, short-term debt securities consistent with our business development company election and our election to be taxed as a RIC. See “Use of Proceeds.”

New York Stock Exchange symbol	“FSC”

Investment Advisory Fees	Fifth Street Management serves as our investment adviser. We pay Fifth Street Management a fee for its services under the investment advisory agreement consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% of our gross assets, which includes any borrowings for investment purposes. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement) and equals 20% of our “Incentive Fee Capital Gains,” which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee. See “Investment Advisory Agreement.”

Administration Agreement	We reimburse our administrator the allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the administration agreement, including rent and our allocable portion of the costs of compensation and related expenses of our chief financial officer and chief compliance officer, and their respective staff. See “Administration Agreement.”

Distributions	We intend to pay quarterly dividends to our stockholders out of assets legally available for distribution. Our distributions, if any, will be determined by our Board of Directors.

Taxation	We elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. Accordingly, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. See “Material U.S. Federal Income Tax Considerations.”

Dividend Reinvestment plan	We have adopted a dividend reinvestment plan for our stockholders. The dividend reinvestment plan is an “opt out” reinvestment plan. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested dividends. See “Dividend Reinvestment Plan.”

Risk factors	Investing in our common stock involves a high degree of risk. You should consider carefully the information found in “Risk Factors,” including the following risks:

• We are currently in a period of capital markets disruption and recession and we do not expect these conditions to improve in the near future.

• Stockholders will incur dilution if we sell shares of our common stock in one or more offerings at prices below the then-current net asset value per share of our common stock.

• A significant portion of our investment portfolio is and will continue to be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

• Our business model depends to a significant extent upon strong referral relationships with private equity sponsors, and the inability of the principals of our investment adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

• We may face increasing competition for investment opportunities, which could reduce returns and result in losses.

• Because we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us.

• Regulations governing our operation as a business development company and RIC affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

• Because we intend to distribute between 90% and 100% of our income to our stockholders in connection with our election to be treated as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

• We will be subject to corporate-level income tax if we are unable to maintain our qualification as a RIC under Subchapter M of the Code or do not satisfy the annual distribution requirement.

• We may not be able to pay you distributions, our distributions may not grow over time and a portion of our distributions may be a return of capital.

• Our investments in portfolio companies may be risky, and we could lose all or part of our investment.

• Investing in small and mid-sized companies involves a number of significant risks. Among other things, these companies:

  • may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of the equity components of our investments;

  • may have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

  • are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

  • generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

  • generally have less publicly available information about their businesses, operations and financial condition. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

• Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

• Shares of closed-end investment companies, including business development companies, may trade at a discount to their net asset value.

• We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms in the timeframe contemplated by this prospectus.

• The market price of our common stock may fluctuate significantly.

See “Risk Factors” beginning on page 13 for a more complete discussion of these and other risks you should carefully consider before deciding to invest in shares of our common stock.

Leverage	We expect to continue to use leverage to make investments. As a result, we may continue to be exposed to the risks of leverage, which include that leverage may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our shares of common stock.

Available information	We file periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information is also available free of charge by contacting us at Fifth Street Finance Corp., White Plains Plaza, 445 Hamilton Avenue, Suite 1206, White Plains, NY, 10601, by telephone at (914) 286-6800, or on our website at http://www.fifthstreetfinance.com. The information on this website is not incorporated by reference into this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Moreover, the information set forth below does not include any transaction costs and expenses that investors will incur in connection with each offering of shares of our common stock pursuant to this prospectus and a corresponding prospectus supplement. As a result, investors are urged to read the “Fees and Expenses” table contained in the corresponding prospectus supplement to fully understanding the actual transaction costs and expenses they will incur in connection with each such offering. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Fifth Street,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—	%(1)
Offering expenses (as a percentage of offering price)	—	%(2)
Dividend reinvestment plan fees	—	%(3)

Total stockholder transaction expenses (as a percentage of offering price)	—	%(4)
Annual expenses (as a percentage of net assets attributable to common stock):
Management fees	5.07	%(5)
Interest payments on borrowed funds	0.27	%(6)
Other expenses	1.42%

Total annual expenses	6.76	%(7)

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load and offering expenses.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$67	$199	$328	$635

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the cash distribution payable to a participant by either (i) the market price per share of our common stock at the close of trading on the payment date fixed by our Board of Directors in the event that we use newly issued shares to satisfy the share requirements of the divided reinvestment plan or (ii) the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased by the administrator of the dividend reinvestment plan in the event that shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

(1)	In the event that our common stock is sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	In the event that we conduct on offering of our common stock, a corresponding prospectus supplement will disclose the estimated offering expenses.

(3)	The expenses of administering our dividend reinvestment plan are included in operating expenses.

(4)	Total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.

(5)	Our “management fees” are made up of our base management fee and the incentive fees payable under our investment advisory agreement. The base management fee portion of our “management fees” reflected in the table above is 2.19%, which is calculated based on our net assets (rather than our gross assets). Our base management fee under the investment advisory agreement is based on our gross assets, which includes borrowings for investment purposes. See “Investment Advisory Agreement — Overview of Our Investment Adviser — Management Fee.”

The incentive fee portion of our “management fees” is 2.88%. This calculation assumes that annual incentive fees earned by our investment adviser remain consistent with the incentive fees earned by our investment adviser during the quarter ended March 31, 2009, which totaled $1.9 million. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, will equal 20% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” that exceeds a 2% quarterly (8% annualized) hurdle rate, subject to a “catch up” provision measured at the end of each fiscal quarter. The first part of the incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. The operation of the first part of the incentive fee for each quarter is as follows:

• no incentive fee is payable to the investment adviser in any fiscal quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2% (the “preferred return” or “hurdle”).

• 100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any fiscal quarter (10% annualized) is payable to the investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.5% in any fiscal quarter; and

• 20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any fiscal quarter (10% annualized) is payable to the investment adviser (once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the investment adviser).

The second part of the incentive fee equals 20% of our “Incentive Fee Capital Gains,” which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee is payable, in arrears, at the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date), commencing with the year ending September 30, 2008.

(6)	“Interest payments on borrowed funds” represent our estimated annual interest payments on borrowed funds and assumes that we maintain our level of outstanding borrowings as of March 31, 2009. On December 30, 2008, we renewed our secured revolving credit facility with Bank of Montreal, at a rate of LIBOR plus 3.25% and a term of 364 days. As of March 31, 2009, we had drawn approximately $21.0 million on the credit facility to fund additional investments and the annual weighted average interest rate at such date was 4.11%. We have no current intention to issue preferred shares in the next twelve months.

(7)	“Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness and after taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been funded with borrowed monies. The reason for presenting expenses as a percentage of net assets attributable to common stockholders is that our common stockholders bear all of our fees and expenses.

SELECTED FINANCIAL AND OTHER DATA

The following selected financial data should be read together with our financial statements and the related notes and the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Senior Securities,” which are included elsewhere in this prospectus. Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp. The financial information as of and for the period from inception (February 15, 2007) to September 30, 2007 and for the fiscal year ended September 30, 2008, set forth below was derived from our audited financial statements and related notes for Fifth Street Mezzanine Partners III, L.P. and Fifth Street Finance Corp., respectively. The financial information at and for the six months ended March 31, 2009 and 2008 was derived from our unaudited financial statements and related notes included elsewhere in this prospectus. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods, have been included. The historical financial information below may not be indicative of our future performance. Our results for the interim period may not be indicative of our results for the full year.

				At
				September 30,
				2007
	At and for	At and for		and for the
	the Six	the Six	At and for	Period
	Months	Months	the Year	February 15
	Ended	Ended	Ended	through
	March 31,	March 31,	September 30,	September 30,
	2009	2008	2008	2007
	(Unaudited)	(Unaudited)
	(Amounts in thousands, except per share data)

Statements of Operations Data:
Total investment income	$24,505	$12,281	$33,219	$4,296
Base management fee	2,859	1,799	4,258	1,564
Incentive fee	3,924	1,020	4,118	—
All other expenses	2,024	1,708	4,699	1,773
Net investment income	15,698	7,754	20,144	959
Unrealized appreciation (depreciation) on investments	(10,733)	(2,046)	(16,948)	123
Realized gain (loss) on investments	(12,400)	—	62	—
Net increase (decrease) in partners’ capital/net assets resulting from operations	(7,435)	5,708	3,258	1,082
Per Share Data:
Net Asset Value per common share at period end	$11.94	$14.12	$13.02	N/A
Market price at period end(1)	7.74	N/A	10.05	N/A
Net investment income	0.69	0.62	0.89	N/A
Realized and unrealized gain (loss)	(1.03)	(0.16)	(0.75)	N/A
Net increase (decrease) in partners’ capital/net assets resulting from operations	(0.34)	0.46	0.14	N/A
Dividends declared	0.70	—	0.61	N/A
Balance Sheet Data at Period End:
Total investments at fair value	$290,777	$188,109	$273,759	$88,391
Cash and cash equivalents	3,722	2,453	22,906	17,654
Other assets	3,117	2,772	2,484	1,285
Total assets	297,616	193,334	299,149	107,330
Total liabilities	25,263	17,124	4,813	514
Total stockholders’ equity	272,353	176,210	294,336	106,816
Other Data:
Weighted average annualized yield on investments(2)	16.4%	16.7%	16.2%	16.8%
Number of portfolio companies at period end	26	19	24	10

	For the Quarter Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2009	2008	2008	2008	2008	2007	2007	2007	2007(3)
	(Amounts in thousands, except per share data)

Selected Quarterly Data (unaudited):
Total investment income	$11,920	$12,585	$11,748	$9,190	$6,854	$5,427	$2,753	$1,481	$62
Net investment income (loss)	7,488	8,210	7,255	5,135	4,080	3,674	1,070	(72)	(39)
Realized and unrealized gain (loss)	(4,651)	(18,482)	(4,396)	(10,445)	(1,569)	(476)	123	—	—
Net increase (decrease) in partners’ capital/net assets resulting from operations	2,837	(10,272)	2,859	(5,310)	2,511	3,198	1,193	(72)	(39)
Net Asset Value per common share at period end	$11.94	$11.86	$13.02	$13.20	$14.12	$13.92	N/A	N/A	N/A

(1)	Our common stock commenced trading on the New York Stock Exchange on June 12, 2008. There was no established public trading price for the stock prior to that date.

(2)	Weighted average annualized yield is calculated based upon our debt investments at the end of the period.

(3)	For the period February 15 (inception) through March 31, 2007.

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We are currently in a period of capital markets disruption and recession and we do not expect these conditions to improve in the near future.

The U.S. capital markets have been experiencing extreme volatility and disruption for more than 12 months and the U.S. economy has entered into a period of recession. Disruptions in the capital markets have increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. We believe these conditions may continue for a prolonged period of time or worsen in the future. A prolonged period of market illiquidity may have an adverse effect on our business, financial condition, and results of operations. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results.

In addition, as the United States economy continues to remain in a recession, the financial results of small to mid-sized companies, like those in which we invest, have begun to experience deterioration, which could ultimately lead to difficulty in meeting debt service requirements and an increase in defaults. Additionally, the end markets for certain of our portfolio companies’ products and services have experienced, and continue to experience, negative economic trends. The performance of certain of our portfolio companies has been, and may continue to be, negatively impacted by these economic or other conditions, which may ultimately result in our receipt of a reduced level of interest income from our portfolio companies and/or losses or charge offs related to our investments, and, in turn, may adversely affect distributable income.

Economic recessions, including the current recession, or downturns could impair the ability of our portfolio companies to repay loans, which, in turn, could increase our non-performing assets, decrease the value of our portfolio, reduce our volume of new loans and harm our operating results, which would have an adverse effect on our results of operations.

Many of our portfolio companies are and may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during such periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during such periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. In this regard, as a result of current economic conditions and their impact on certain of our portfolio companies, we have agreed to modify the payment terms of our investments in nine of our portfolio companies as of March 31, 2009. Such modified terms include changes in payment-in-kind interest provisions and cash interest rates. These modifications, and any future modifications to our loan agreements as a result of the current economic conditions or otherwise, may limit the amount of interest income that we recognize from the modified investments, which may, in turn, limit our ability to make distributions to our stockholders and have an adverse effect on our results of operations.

Stockholders will incur dilution if we sell shares of our common stock in one or more offerings at prices below the then-current net asset value per share of our common stock.

At a special meeting of stockholders held on June 24, 2009, our stockholders approved a proposal designed to allow us to access the capital markets in a way that we were previously unable to as a result of restrictions that, absent stockholder approval, apply to business development companies under the 1940 Act. Specifically, our stockholders approved a proposal that authorizes us to sell shares of our common stock below the then-current net asset value per share of our common stock in one or more offerings for a period of one year ending on June 24, 2010. Any decision to sell shares of our common stock below the then-current net asset value per share of our common stock would be subject to the determination by our Board of Directors that such issuance is in our and our stockholders’ best interests. For additional information and hypothetical examples of these risks, see “Sales of Common Stock Below Net Asset Value” in this prospectus and, in the event we sell shares below our then-current net asset value per share pursuant to the registration statement of which this prospectus is a part, the prospectus supplement pursuant to which such sale is made.

If we were to sell shares of our common stock below net asset value per share, such sales would result in an immediate dilution to the net asset value per share. This dilution would occur as a result of the sale of shares at a price below the then-current net asset value per share of our common stock and a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance.

Further, if our current stockholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then-current net asset value per share, their voting power will be diluted. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted.

Changes in interest rates may affect our cost of capital and net investment income.

Because we may borrow to fund our investments, a portion of our net investment income may be dependent upon the difference between the interest rate at which we borrow funds and the interest rate at which we invest these funds. A portion of our investments will have fixed interest rates, while a portion of our borrowings will likely have floating interest rates. As a result, a significant change in market interest rates could have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds could increase, which would reduce our net investment income. We may hedge against such interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts, subject to applicable legal requirements, including without limitation, all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged borrowings. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

We have a limited operating history.

Fifth Street Mezzanine Partners III, L.P. commenced operations on February 15, 2007. On January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp., a newly formed Delaware corporation. As a result, we are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of our common stock could decline substantially.

We currently have a limited number of investments in our investment portfolio. As a result, a loss on one or more of those investments would have a more adverse effect on our company than the effect such loss would have on a company with a larger and more diverse investment portfolio.

As a new company with a limited operating history, we have not had the opportunity to invest in a large number of portfolio companies. As a result, until we have increased the number of investments in our investment portfolio, a loss on one or more of our investments would affect us more adversely than such loss would affect a company with a larger and more diverse investment portfolio.

A significant portion of our investment portfolio is and will continue to be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our Board of Directors. Typically, there is not a public market for the securities of the privately held companies in which we have invested and will generally continue to invest. As a result, we value these securities quarterly at fair value as determined in good faith by our Board of Directors.

Certain factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments. As a result, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the realizable value of our investments might warrant.

Our ability to achieve our investment objective depends on our investment adviser’s ability to support our investment process; if our investment adviser were to lose any of its principals, our ability to achieve our investment objective could be significantly harmed.

Fifth Street Management is a new investment adviser and, as discussed above, we were organized on February 15, 2007. We have no employees and, as a result, we depend on the investment expertise, skill and network of business contacts of the principals of our investment adviser. The principals of our investment adviser evaluate, negotiate, structure, execute, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of the principals of our investment adviser, Messrs. Tannenbaum, Goodman, Alva, Berman and Dimitrov. The departure of any of these individuals could have a material adverse effect on our ability to achieve our investment objective.

Our ability to achieve our investment objective depends on our investment adviser’s ability to identify, analyze, invest in, finance and monitor companies that meet our investment criteria. Our investment adviser’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, our investment adviser may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. Our investment adviser may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.

Our investment adviser has no prior experience managing a business development company or a RIC.

The 1940 Act and the Code impose numerous constraints on the operations of business development companies and RICs that do not apply to the other investment vehicles previously managed by the principals of our investment adviser. For example, under the 1940 Act, business development companies are required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private or thinly traded companies. Moreover, qualification for taxation as a RIC under subchapter M of the Code requires satisfaction of source-of-income and diversification requirements and our ability to avoid corporate-level taxes on our income and gains depends on our satisfaction of distribution requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a business development company or RIC or could force us to pay unexpected taxes and penalties, which could be material. Our investment adviser does not have any prior experience managing a business development company or RIC. Its lack of experience in managing a portfolio of assets under such constraints may hinder its ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective.

Our business model depends to a significant extent upon strong referral relationships with private equity sponsors, and the inability of the principals of our investment adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that the principals of our investment adviser will maintain their relationships with private equity sponsors, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the principals of our investment adviser fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the principals of our investment adviser have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities, which could reduce returns and result in losses.

We compete for investments with other business development companies and investment funds (including private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in small and mid-sized companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a business development company.

Our incentive fee may induce our investment adviser to make speculative investments.

The incentive fee payable by us to our investment adviser may create an incentive for it to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement, which could result in higher investment losses, particularly during cyclical economic downturns. The way in which the incentive fee payable to our investment adviser is determined, which is calculated separately in two components as a percentage of the income (subject to a hurdle rate) and as a percentage of the realized gain on invested capital, may encourage our investment adviser to use leverage to increase the return on our investments or otherwise manipulate our income so as to recognize income in quarters where the hurdle rate is exceeded. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock, including investors in offerings of common stock pursuant to this prospectus.

The incentive fee payable by us to our investment adviser also may create an incentive for our investment adviser to invest on our behalf in instruments that have a deferred interest feature. Under these investments, we would accrue the interest over the life of the investment but would not receive the cash income from the investment until the end of the investment’s term, if at all. Our net investment income used to calculate the income portion of our incentive fee, however, includes accrued interest. Thus, a portion of the incentive fee would be based on income that we have not yet received in cash and may never receive in cash if the portfolio company is unable to satisfy such interest payment obligation to us. Consequently, while we may make incentive fee payments on income accruals that we may not collect in the future and with respect to which we do not have a formal “claw back” right against our investment adviser per se, the amount of accrued income written off in any period will reduce the income in the period in which such write-off was taken and thereby reduce such period’s incentive fee payment.

In addition, our investment adviser receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no performance threshold applicable to the portion of the incentive fee based on net capital gains. As a result, our investment adviser may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

Given the subjective nature of the investment decisions made by our investment adviser on our behalf, we will be unable to monitor these potential conflicts of interest between us and our investment adviser.

Our base management fee may induce our investment adviser to incur leverage.

The fact that our base management fee is payable based upon our gross assets, which would include any borrowings for investment purposes, may encourage our investment adviser to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock, including investors in offerings of common stock pursuant to this prospectus. Given the subjective nature of the investment decisions made by our investment adviser on our behalf, we will not be able to monitor this potential conflict of interest.

Because we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for loss on invested equity capital. If we continue to use leverage to partially finance our investments, through borrowings from banks and other lenders, you will experience increased risks of investing in our common stock. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock distribution payments. Leverage is generally considered a speculative investment technique.

At March 31, 2009, we had $21.0 million of indebtedness outstanding, which had a weighted average annualized interest cost of 4.1%. In order for us to cover these annualized interest payments on indebtedness, we must achieve annual returns on our assets of at least 0.29% based on the amount of our assets at March 31, 2009.

Illustration.  The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $297.6 million in total assets, (ii) a weighted average cost of borrowings of 4.1%, (iii) $21.0 million in debt outstanding and (iv) $272.4 million in stockholders’ equity.

Assumed Return on Our Portfolio
(net of expenses)

	−10%	−5%	0%	5%	10%

Corresponding return to stockholder	−11.24%	−5.78%	−0.32%	5.15%	10.61%

Substantially all of our assets are subject to a security interest under our $50 million secured revolving credit facility, and if we default on our obligations under the facility, the lender could foreclose on our assets.

We have a $50 million revolving credit facility with the Bank of Montreal. As is common in the business development company industry, our obligations under the facility are secured by a lien on substantially all of our assets. If we default on our obligations under the facility, the Bank of Montreal will have the right to foreclose upon and sell, or otherwise transfer, the collateral subject to its security interest.

Because we intend to distribute between 90% and 100% of our income to our stockholders in connection with our election to be treated as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

In order to qualify for the tax benefits available to RICs and to minimize corporate-level taxes, we intend to distribute to our stockholders between 90% and 100% of our annual taxable income, except that we may retain certain net capital gains for investment, and treat such amounts as deemed distributions to our stockholders. If we elect to treat any amounts as deemed distributions, we must pay income taxes at the corporate rate on such deemed distributions on behalf of our stockholders. As a result of these requirements, we will likely need to raise capital from other sources to grow our business. As a business development company, we generally are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which includes all of our borrowings and any outstanding preferred stock, of at least 200%. These requirements limit the amount that we may borrow. Because we will continue to need capital to grow our investment portfolio, these limitations may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so.

While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. For example, as discussed herein, we have filed an application with the SBA to license a wholly-owned subsidiary of ours as an SBIC. To the extent that we receive an SBIC license, our SBIC subsidiary will be allowed to issue SBA-guaranteed debentures, subject to the required capitalization of the SBIC subsidiary; however, there can be no assurance that we will be granted an SBIC license or that if we are granted an SBIC license, it will be granted in a timely manner. In addition, our $50 million secured revolving credit facility with the Bank of Montreal will mature on December 29, 2009. While we will seek to extend this credit facility or enter into a new credit facility with another lender, there can be no assurance that we will successfully do so before our credit facility matures or that we will be able to do so on attractive terms. In addition, while we have no present intention to issue shares of preferred stock as a means of leverage; should we issue shares of preferred stock, all of the costs of offering and servicing of the preferred stock, including dividend payments, would be borne entirely by our common stockholders. Further, the interests of the preferred stockholders would not necessarily be aligned with the interests of our common stockholders and the rights of holders of preferred shares to receive dividends would be senior to those of the holders of common shares. Also, as a business development company, we generally are not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new investment activities, and our net asset value and share price could decline.

Unfavorable economic conditions or other factors may affect our ability to borrow for investment purposes, and may therefore adversely affect our ability to achieve our investment objective.

Unfavorable economic conditions or other factors could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any.

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of the members of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any securities (other than our securities) from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we are prohibited from buying or selling any security (other than any security of which we are the issuer) from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to any portfolio company of a private equity fund managed by our investment adviser without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

There are significant potential conflicts of interest which could adversely impact our investment returns.

Our executive officers and directors, and the members of our investment adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Mr. Tannenbaum, our president and chief executive officer, and managing partner of our investment adviser, is the managing partner of Fifth Street Capital LLC, a private investment firm. Although the other investment funds managed by Fifth Street Capital LLC and its affiliates generally are fully committed and, other than follow-on investments in existing portfolio companies, are no longer making investments, in the future, the principals of our investment adviser may manage other funds which may from time to time have overlapping investment objectives with those of us and accordingly invest in, whether principally or secondarily, asset classes similar to those targeted by us. If this should occur, the principals of our investment adviser will face conflicts of interest in the allocation of investment opportunities to us and such other funds. Although our investment professionals will endeavor to allocate investment opportunities in a fair and equitable manner, we and our common stockholders could be adversely affected in the event investment opportunities are allocated among us and other investment vehicles managed or sponsored by, or affiliated with, our executive officers, directors, and the members of our investment adviser.

The incentive fee we pay to our investment adviser in respect of capital gains may be effectively greater than 20%.

As a result of the operation of the cumulative method of calculating the capital gains portion of the incentive fee we pay to our investment adviser, the cumulative aggregate capital gains fee received by our investment adviser could be effectively greater than 20%, depending on the timing and extent of subsequent net realized capital losses or net unrealized depreciation. For additional information on this calculation, see the disclosure in footnote 2 to Example 2 under the caption “Investment Advisory Agreement — Management Fee — Incentive Fee.” We cannot predict whether, or to what extent, this payment calculation would affect your investment in our stock.

The involvement of our investment adviser’s investment professionals in our valuation process may create conflicts of interest.

Our portfolio investments are generally not in publicly traded securities. As a result, the values of these securities are not readily available. We value these securities at fair value as determined in good faith by our Board of Directors based upon the recommendation of the Valuation Committee of our Board of Directors. In connection with that determination, investment professionals from our investment adviser prepare portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. The participation of our investment adviser’s investment professionals in our valuation process could result in a conflict of interest as our investment adviser’s management fee is based, in part, on our gross assets.

A failure on our part to maintain our qualification as a business development company would significantly reduce our operating flexibility.

If we fail to continuously qualify as a business development company, we might be subject to regulation as a registered closed-end investment company under the 1940 Act, which would significantly decrease our operating flexibility. In addition, failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us. For additional information on the qualification requirements of a business development company, see the disclosure under the caption “Regulation.”

Regulations governing our operation as a business development company and RIC affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

As a result of the annual distribution requirement to qualify for tax free treatment at the corporate level on income and gains distributed to stockholders, we need to periodically access the capital markets to raise cash to fund new investments. We generally are not able to issue or sell our common stock at a price below net asset value per share, which may be a disadvantage as compared with other public companies. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our Board of Directors and independent directors determine that such sale is in our best interests and the best interests of our stockholders, and our stockholders as well as those stockholders that are not affiliated with us approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any underwriting commission or discount). If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital. See “Risk Factors — Risks Relating to Our Business and Structure — Stockholders will incur dilution if we sell shares of our common stock in one or more offerings at prices below the then-current net asset value per share of our common stock” for a discussion of a proposal approved by our stockholders that permits us to issue shares of our common stock below net asset value.

We also may make rights offerings to our stockholders at prices less than net asset value, subject to applicable requirements of the 1940 Act. If we raise additional funds by issuing more shares of our common stock or issuing senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders may decline at that time and such stockholders may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on terms favorable to us or at all.

In addition, we may issue “senior securities,” including borrowing money from banks or other financial institutions only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a business development company, therefore, we may need to issue equity more frequently than our privately owned competitors, which may lead to greater stockholder dilution.

We expect to continue to borrow for investment purposes. If the value of our assets declines, we may be unable to satisfy the asset coverage test, which could prohibit us from paying dividends and could prevent us from qualifying as a RIC. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

In addition, we may in the future seek to securitize our portfolio securities to generate cash for funding new investments. To securitize loans, we would likely create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. We would then sell interests in the subsidiary on a non-recourse basis to purchasers and we would retain all or a portion of the equity in the subsidiary. An inability to successfully securitize our loan portfolio could limit our ability to grow our business or fully execute our business strategy and may decrease our earnings, if any. The securitization market is subject to changing market conditions and we may not be able to access this market when we would otherwise deem appropriate. Moreover, the successful securitization of our portfolio might expose us to losses as the residual investments in which we do not sell interests will tend to be those that are riskier and more apt to generate losses. The 1940 Act also may impose restrictions on the structure of any securitization.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board of Directors has the authority to modify or waive our current investment objective, operating policies and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current investment objective, operating policies and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment.

We will be subject to corporate-level income tax if we are unable to maintain our qualification as a RIC under Subchapter M of the Code or do not satisfy the annual distribution requirement.

To maintain RIC status and be relieved of federal taxes on income and gains distributed to our stockholders, we must meet the following annual distribution, income source and asset diversification requirements.

•	The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We will be subject to a 4% nondeductible federal excise tax, however, to the extent that we do not satisfy certain additional minimum distribution requirements on a calendar-year basis. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and we may be subject to certain financial covenants under our debt arrangements, such as under our secured revolving credit facility with Bank of Montreal, that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

•	The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC status or to meet the annual distribution requirement for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may not be able to pay you distributions, our distributions may not grow over time and a portion of our distributions may be a return of capital.

We intend to pay quarterly distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus or any prospectus supplement. In addition, the inability to satisfy the asset coverage test applicable to us as a business development company can limit our ability to pay distributions. All distributions will be paid at the discretion of our

Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable business development company regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future.

When we make quarterly distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as capital gain.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as original issue discount or accruals on a contingent payment debt instrument, which may occur if we receive warrants in connection with the origination of a loan or possibly in other circumstances. Such original issue discounts is included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we do not receive in cash.

Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to be relieved of federal taxes on income and gains distributed to our stockholders. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to satisfy the annual distribution requirement and thus become subject to corporate-level income tax.

We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

We may distribute taxable dividends that are payable in part in our stock. Under a recently issued IRS revenue procedure, up to 90% of any such taxable dividend for 2009 could be payable in our stock. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

In addition, as discussed elsewhere in this prospectus, our loans typically contain a payment-in-kind (“PIK”) interest provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To avoid the imposition of corporate-level tax on us, this non-cash source of income needs to be paid out to stockholders in cash distributions or, in the event that we rely on the IRS revenue procedure, in shares of our common stock, even though we have not yet collected and may never collect the cash relating to the PIK interest. As a result, if we distribute taxable dividends in the form of our common stock, we may have to distribute a stock dividend to account for PIK interest even though we have not yet collected the cash.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies are subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make or that impose limits on our ability to pledge a significant amount of our assets to secure loans, any of which could harm us and our stockholders, potentially with retroactive effect.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus, or any prospectus supplement, and may result in our investment focus shifting from the areas of expertise of our investment adviser to other types of investments in which our investment adviser may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Efforts to comply with Section 404 of the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.

Under current SEC rules, beginning with our fiscal year ending September 30, 2009, our management will be required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and rules and regulations of the SEC thereunder. We will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting.

As a result, we expect to incur additional expenses in the near term, which may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, we and the market price of our common stock may be adversely affected. In this regard, we disclosed in our quarterly report on Form 10-Q for the quarter ended March 31, 2009 that our independent auditors informed us of their belief that we had a significant deficiency in our internal control over financial reporting relating to our research and application of accounting principles generally accepted in the United States of America. We believe that we subsequently corrected this significant deficiency.

Risks Relating to Our Investments

Our investments in portfolio companies may be risky, and we could lose all or part of our investment.

Investing in small and mid-sized companies involves a number of significant risks. Among other things, these companies:

•	may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of the equity components of our investments;

•	may have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•	generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

•	generally have less publicly available information about their businesses, operations and financial condition. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

In addition, in the course of providing significant managerial assistance to certain of our portfolio companies, certain of our officers and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, our officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through our indemnification of such officers and directors) and the diversion of management time and resources.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

We invest primarily in privately held companies. Generally, little public information exists about these companies, including typically a lack of audited financial statements and ratings by third parties. We must therefore rely on the ability of our investment adviser to obtain adequate information to evaluate the potential risks of investing in these companies. These companies and their financial information may not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. These factors could affect our investment returns.

If we make unsecured investments, those investments might not generate sufficient cash flow to service their debt obligations to us.

We may make unsecured investments. Unsecured investments may be subordinated to other obligations of the obligor. Unsecured investments often reflect a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the obligor to make payment of principal and interest. If we make an unsecured investment in a portfolio company, that portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service its debt obligations.

If we invest in the securities and obligations of distressed and bankrupt issuers, we might not receive interest or other payments.

We are authorized to invest in the securities and obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer of those obligations might not make any interest or other payments.

The lack of liquidity in our investments may adversely affect our business.

We invest, and will continue to invest in companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. In fact, all of our assets may be invested in illiquid securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies.

We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected yield on the investment.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in first and second lien debt issued by small and mid-sized companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

The disposition of our investments may result in contingent liabilities.

Most of our investments will involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we have structured some of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we make to portfolio companies will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

We generally will not control our portfolio companies.

We do not, and do not expect to, control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

We may not realize gains from our equity investments.

Certain investments that we have made in the past and may make in the future include warrants or other equity securities. In addition, we make direct equity investments in companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these puts rights for the consideration provided in our investment documents if the issuer is in financial distress.

We are subject to certain risks associated with foreign investments.

We make investments in foreign companies. As of March 31, 2009, we had investments in one foreign company.

Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in foreign exchange rates, exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Our success will depend, in part, on our ability to anticipate and effectively manage these and other risks. We cannot assure you that these and other factors will not have a material adverse effect on our business as a whole.

Risks Relating to an Offering of Our Common Stock

Shares of closed-end investment companies, including business development companies, may trade at a discount to their net asset value.

Shares of closed-end investment companies, including business development companies, may trade at a discount from net asset value. This characteristic of closed-end investment companies and business development companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms in the timeframe contemplated by this prospectus.

Delays in investing the net proceeds raised in an offering may cause our performance to be worse than that of other fully invested business development companies or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of any offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

We anticipate that, depending on market conditions, it may take us a substantial period of time to invest substantially all of the net proceeds of any offering in securities meeting our investment objective. In particular, we anticipate this will be the case to the extent that we determine to utilize the net proceeds from the sale of our common stock to capitalize an SBIC subsidiary as we await a determination from the SBA to approve or disapprove our application to license an SBIC subsidiary. During this period, we will invest the net proceeds of an offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay during this period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective. In addition, until such time as the net proceeds of an offering are invested in securities meeting our investment objective, the market price for our common stock may decline. Thus, the initial return on your investment may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.

Investing in our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies involve higher levels of risk, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies, accounting pronouncements or tax guidelines, particularly with respect to RICs and business development companies;

•	loss of RIC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of our key personnel; and

•	general economic trends and other external factors.

Certain provisions of our restated certificate of incorporation and amended and restated bylaws as well as the Delaware General Corporation Law could deter takeover attempts and have an adverse impact on the price of our common stock.

Our restated certificate of incorporation and our amended and restated bylaws as well as the Delaware General Corporation Law contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus and any accompanying prospectus supplement constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement may include statements as to:

•	our future operating results and dividend projections;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus, and any accompanying prospectus supplement, involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus and any accompanying prospectus supplement. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

•	future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in our operating areas, particularly with respect to business development companies and RICs.

We have based the forward-looking statements included in this prospectus and will base the forward-looking statements included in any accompanying prospectus supplement on information available to us on the date of this prospectus and any accompanying prospectus supplement, as appropriate, and we assume no obligation to update any such forward-looking statements, except as required by law. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933 and the forward looking statements contained in our periodic reports are excluded from the safe-harbor protection provided by Section 21E of the Securities Exchange Act of 1934, or the “Exchange Act.”

USE OF PROCEEDS

We intend to use substantially all of the net proceeds from selling our common stock to make investments in small and mid-sized companies (including investments made through our SBIC subsidiary to the extent that we receive an SBIC license from the SBA) in accordance with our investment objective and strategies described in this prospectus or any prospectus supplement, pay our operating expenses and dividends to our stockholders and for general corporate purposes. We may also use a portion of the net proceeds to reduce our outstanding borrowings under our secured revolving credit facility. See “Prospectus Summary — Recent Developments” for a discussion of our SBIC license application. Pending such use, we will invest the net proceeds primarily in high quality, short-term debt securities consistent with our business development company election and our election to be taxed as a RIC. See “Regulation — Temporary Investments.” Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in interest-bearing deposits or other short-term instruments. See “Risk Factors — Risks Relating to our Common Stock — We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms in the timeframe contemplated by this prospectus” for additional information regarding this matter. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such an offering.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the New York Stock Exchange under the symbol “FSC.” The following table sets forth, for each fiscal quarter since our initial public offering, the range of high and low sales prices of our common stock as reported on the New York Stock Exchange, the sales price as a percentage of our net asset value (NAV) and the dividends declared by us for each fiscal quarter.

				Percentage of	Percentage of	Cash
		Price Range		High Sales	Low Sales	Dividend
	NAV(1)	High	Low	Price to NAV(2)	Price to NAV(2)	per Share(3)

Year ended September 30, 2008
Third Quarter (from June 12, 2008)(4)	$13.20	$13.32	$10.10	101%	77%	$0.30
Fourth Quarter	$13.02	$11.48	$7.56	88%	58%	$0.31
Year ended September 30, 2009
First Quarter	$11.86	$10.24	$5.02	86%	42%	$0.32
Second Quarter	$11.94	$8.48	$5.80	71%	49%	$0.38	(5)
Third Quarter	*	$10.92	$7.24	*	*	$0.25
Fourth Quarter (through July 6, 2009)	*	$10.08	$9.93	*	*	—	(6)

*	Not determinable at the time of filing.

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)	Calculated as the respective high or low sales price divided by net asset value.

(3)	Represents the dividend declared in the specified quarter. We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. See “Dividend Reinvestment Plan.”

(4)	Our stock began trading on the New York Stock Exchange on June 12, 2008.

(5)	Includes special dividend of $0.05 declared on December 18, 2008 with a record date of December 30, 2008 and a payment date of January 29, 2009.

(6)	Our Board of Directors is scheduled to declare a dividend at our next regularly scheduled Board meeting in August 2009.

The last reported price for our common stock on July 1, 2009 was $10.08 per share. As of July 1, 2009, we had 20 stockholders of record.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibilities that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether the common stock offered hereby will trade at, above, or below net asset value. Since our IPO in June 2008, our shares of common stock have traded at prices significantly less than our net asset value.

Our dividends, if any, are determined by our Board of Directors. We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. As long as we qualify as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

To maintain RIC tax treatment, we must, among other things, distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. Please refer to “Material U.S. Federal Income Tax Considerations” for further information regarding the consequences of our retention of net capital gains. We may, in the future, make actual distributions to our stockholders of our net capital gains. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations.”

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we make a cash distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus.

Overview

We are a specialty finance company that lends to and invests in small and mid-sized companies in connection with investments by private equity sponsors. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments.

We were formed as a Delaware limited partnership (Fifth Street Mezzanine Partners III, L.P.) on February 15, 2007. Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp. At the time of the merger, all outstanding partnership interests in Fifth Street Mezzanine Partners III, L.P. were exchanged for 12,480,972 shares of common stock in Fifth Street Finance Corp.

Our consolidated financial statements prior to January 2, 2008 reflect our operations as a Delaware limited partnership (Fifth Street Mezzanine Partners III, L.P.) prior to our merger with and into a corporation (Fifth Street Finance Corp.).

On June 17, 2008, we completed an initial public offering of 10,000,000 shares of our common stock at the offering price of $14.12 per share. Our shares are currently listed on the New York Stock Exchange under the symbol “FSC.”

Since approximately mid-2007, the financial markets and the economy have been volatile and generally declining. This has had a wide impact on our business. It affects our investment origination, valuation, pricing, and ability to raise capital. It also affects our portfolio companies’ ability to grow their business and service our debt. To the extent these conditions continue or worsen, it will continue to negatively impact our operating results and limit our ability to grow.

Critical Accounting Policies

The preparation of financial statements in accordance with GAAP requires management to make certain estimates and assumptions affecting amounts reported in the consolidated financial statements. We have identified investment valuation and revenue recognition as our most critical accounting estimates. We continuously evaluate our estimates, including those related to the matters described below. These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Investment Valuation

We are required to report our investments that are not publicly traded or for which current market values are not readily available at fair value. The fair value is deemed to be the value at which an enterprise could be sold in a transaction between two willing parties other than through a forced or liquidation sale.

Under Statement of Financial Standards No. 157 — Fair Value Measurements, or SFAS 157, which we adopted effective October 1, 2008, we perform detailed valuations of our debt and equity investments on an individual basis, using market based, income based, and bond yield approaches as appropriate.

Under the market approach, we estimate the enterprise value of the portfolio companies in which we invest. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, we analyze various factors, including the portfolio company’s historical and projected financial results. We generally require portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

Typically, private companies are valued based on multiples of EBITDA (Earnings Before Interest. Taxes, Depreciation and Amortization), cash flows, net income, revenues, or in limited cases, book value.

Under the income approach, we generally prepare and analyze discounted cash flow models based on our projections of the future free cash flows of the business. We also use bond yield models to determine the present value of the future cash flow streams of our debt investments. We review various sources of transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assess the information in the valuation process.

We also may, when conditions warrant, utilize an expected recovery model, whereby we use alternate procedures to determine value when the customary approaches are deemed to be not as relevant or reliable.

Our Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of our investments:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the deal team within our investment adviser responsible for the portfolio investment;

•	Preliminary valuations are then reviewed and discussed with the principals of our investment adviser;

•	Separately, an independent valuation firm engaged by the Board of Directors prepares preliminary valuations on a selected basis and submits a report to us;

•	The deal team compares and contrasts their preliminary valuations to the report of the independent valuation firm and resolves any differences;

•	The deal team prepares a final valuation report for the Valuation Committee;

•	The Valuation Committee of our Board of Directors reviews the preliminary valuations, and the deal team responds and supplements the preliminary valuations to reflect any comments provided by the Valuation Committee;

•	The Valuation Committee makes a recommendation to the Board of Directors; and

•	The Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith.

The fair value of all of our investments at March 31, 2009, and September 30, 2008, was determined by our Board of Directors. Our board of directors is solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and consistently applied valuation process.

Our Board of Directors has engaged an independent valuation firm to provide us with valuation assistance with respect to at least 90% of the cost basis of our investment portfolio in any given quarter. Upon completion of its process each quarter, the independent valuation firm provides us with a written report regarding the preliminary valuations of selected portfolio securities as of the close of such quarter. We will continue to engage an independent valuation firm to provide us with assistance regarding our determination of the fair value of selected portfolio securities each quarter; however, our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith.

An independent valuation firm, Murray, Devine & Co., Inc., provided us with assistance in our determination of the fair value of 91.9% of our portfolio for the quarter ended December 31, 2007, 92.1% of our portfolio for the quarter ended March 31, 2008, 91.7% of our portfolio for the quarter ended June 30, 2008, 92.8% of our portfolio for the quarter ended September 30, 2008, 100% of our portfolio for the quarter ended December 31, 2008, and 88.7% of our portfolio for the quarter ended March 31, 2009 (or 96.0% of our portfolio excluding our investment in IZI Medical Products, Inc., which closed on March 31, 2009 and therefore was not part of the independent valuation process).

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (“SFAS 159”), which provides companies with an option to report selected financial assets and liabilities at fair value. The objective of SFAS 159 is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. SFAS 159 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company’s choice to use fair value on its earnings. SFAS 159 also requires entities to display the fair value of the selected assets and liabilities on the face of the Consolidated Balance Sheet. SFAS 159 does not eliminate disclosure requirements of other accounting standards, including fair value measurement disclosures in SFAS 157. This Statement is effective as of the beginning of an entity’s first fiscal year beginning after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity makes that choice in the first 120 days of that fiscal year and also elects to apply the provisions of Statement 157. While SFAS 159 became effective for our 2009 fiscal year, we did not elect the fair value measurement option for any of our financial assets or liabilities.

As of March 31, 2009 and September 30, 2008, approximately 97.7% and 91.5%, respectively, of our total assets represented investments in portfolio companies valued at fair value.

Effective October 1, 2008, we adopted Statement of Financial Standards No. 157 — Fair Value Measurements, or SFAS 157. In accordance with that standard, we changed our presentation for all periods presented to net unearned fees against the associated debt investments. Prior to the adoption of SFAS 157 on October 1, 2008, we reported unearned fees as a single line item on our Consolidated Balance Sheets and Consolidated Schedule of Investments. This change in presentation had no impact on the overall net cost or fair value of our investment portfolio and had no impact on our financial position or results of operations.

The following table summarizes the effect of the adoption of SFAS 157 on the presentation of our investment portfolio in the Consolidated Financial Statements.

	Fair value as reported		Fair value as reported
	in the September 30, 2008	Change in presentation	in the September 30, 2008
	Financial Statements	of unearned fee income	Consolidated Financial Statements
	as filed in the September 30, 2008	to conform with	as filed in the March 31, 2009
	Form 10-K	SFAS 157	Form 10-Q

Affiliate investments	$73,106,057	$(1,755,640)	$71,350,417
Non-Control/Non-Affiliate investments	205,889,362	(3,480,625)	202,408,737
Unearned fee income	(5,236,265)	5,236,265	—
Total investments net of unearned fee income	$273,759,154	$—	$273,759,154

Revenue Recognition

Interest and Dividend Income

Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. We stop accruing interest on investments when it is determined that interest is no longer collectible. Distributions from portfolio companies are recorded as dividend income when the distribution is received.

Fee Income

We will receive a variety of fees in the ordinary course of our business, including origination fees. We will account for our fee income in accordance with Emerging Issues Task Force Issue 00-21 “Accounting for Revenue Arrangements with Multiple Deliverables” (“EITF 00-21”). EITF 00-21 addresses certain aspects of a company’s accounting for arrangements containing multiple revenue-generating activities. In some arrangements, the different revenue-generating activities (deliverables) are sufficiently separable and there exists sufficient evidence of their fair values to separately account for some or all of the deliverables (i.e., there are separate units of accounting). EITF 00-21 states that the total consideration received for the arrangement be allocated to each unit based upon each unit’s relative fair value. In other arrangements, some or all of the deliverables are not independently functional, or there is not sufficient evidence of their fair values to account for them separately. The timing of revenue recognition for a given unit of accounting depends on the nature of the deliverable(s) in that accounting unit (and the corresponding revenue recognition model) and whether the general conditions for revenue recognition have been met. Fee income for which fair value cannot be reasonably ascertained is recognized using the interest method in accordance with Statement of Financial Accounting Standards No. 91, “Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases,” (“SFAS No. 91”). We will recognize fee income in accordance with SFAS No. 91. In addition, we will capitalize and offset direct loan origination costs against the origination fees received and only defer the net fee.

Payment-in-Kind (PIK) Interest

Our loans typically contain a contractual PIK interest provision. The PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. We will generally cease accruing PIK interest if there is insufficient value to support the accrual or if we do not expect the portfolio company to be able to pay all principal and interest due. Our decision to cease accruing PIK interest involves subjective judgments and determinations based on available information about a particular portfolio company, including whether the portfolio company is current with respect to its payment of principal and interest on its loans and debt securities; monthly and quarterly financial statements and financial projections for the portfolio company; our assessment of the portfolio company’s business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan; information obtained by us in connection with periodic formal update interviews with the portfolio company’s management and, if appropriate, the private equity sponsor; and information about the general economic and market conditions in which the portfolio company operates. Based on this and other information, we determine whether to cease accruing PIK interest on a loan or debt security. Our determination to cease accruing PIK interest on a loan or debt security is generally be made well before our full write-down of such loan or debt security.

For a discussion of risks we are subject to as a result of our use of PIK interest in connection with our investments, see “Risk Factors — Risks Relating to Our Business and Structure — We may have difficultly paying our required distributions if we recognize income before or without receiving cash representing such income,” “— We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive” and “— Our incentive fee may induce our investment adviser to make speculative investments.” In addition, if it is subsequently determined that we will not be able to collect any previously accrued PIK interest, the fair value of our loans or debt securities would decline by the amount of such previously accrued, but uncollectible, PIK interest.

To maintain our status as a RIC, PIK income must be paid out to our stockholders in the form of dividends even though we have not yet collected the cash and may never collect the cash relating to the PIK interest. Accumulated PIK interest represented approximately $8.9 million or 3.1% of our portfolio of investments as of March 31, 2009 and approximately $5.4 million or 2.0% as of September 30, 2008. The net increase in loan balances as a result of contracted PIK arrangements are separately identified on our Consolidated Statements of Cash Flows.

Portfolio Composition

Our investments principally consist of loans, purchased equity investments and equity grants in privately-held companies. Our loans are typically secured by either a first or second lien on the assets of the portfolio company, generally have terms of up to six years (but an expected average life of between three and four years) and typically bear interest at fixed rates and to a lesser extent, at floating rates. We are currently focusing our new debt origination efforts on first lien loans.

A summary of the composition of our investment portfolio at cost and fair value as a percentage of total investments is shown in following tables:

	March 31,	September 30,
	2009	2008

Cost:
First lien debt	44.94%	37.41%
Second lien debt	51.88%	59.38%
Purchased equity	1.29%	1.42%
Equity grants	1.89%	1.79%

Total	100.00%	100.00%

	March 31,	September 30,
	2009	2008

Fair value:
First lien debt	45.78%	39.54%
Second lien debt	53.09%	58.78%
Purchased equity	0.24%	0.73%
Equity grants	0.89%	0.95%

Total	100.00%	100.00%

The industry composition of our portfolio at cost and fair value were as follows:

	March 31,	September 30,
	2009	2008

Cost:
Healthcare technology	11.66%	3.33%
Healthcare services	10.56%	8.01%
Footwear and apparel	6.88%	6.21%
Restaurants	6.26%	6.65%
Construction and engineering	5.99%	6.45%
Healthcare facilities	5.86%	6.27%
Trailer leasing services	5.36%	5.85%
Manufacturing — mechanical products	4.89%	5.33%
Data processing and outsourced services	4.29%	4.77%
Media — Advertising	4.11%	4.40%
Merchandise display	4.07%	4.40%
Home furnishing retail	3.99%	3.93%
Food distributors	3.77%	4.13%
Housewares & specialties	3.52%	3.93%
Capital goods	3.08%	3.32%
Emulsions manufacturing	3.02%	3.28%
Environmental & Facilities Services	2.82%	3.08%
Household products/specialty chemicals	2.46%	4.08%
Leisure facilities	2.30%	2.58%
Entertainment — theaters	2.29%	4.05%
Building products	2.21%	2.39%
Lumber products	0.61%	3.56%

Total	100.00%	100.00%

	March 31,	September 30,
	2009	2008

Fair value:
Healthcare technology	12.45%	3.60%
Healthcare services	11.71%	8.54%
Footwear and apparel	7.37%	6.55%
Construction and engineering	6.37%	6.82%
Restaurants	5.98%	6.44%
Healthcare facilities	5.91%	6.66%
Manufacturing — mechanical products	5.34%	5.66%
Data processing and outsourced services	4.60%	5.00%
Merchandise display	4.43%	4.68%
Trailer leasing services	4.27%	6.20%
Food distributors	4.09%	4.38%
Media — Advertising	3.88%	4.57%
Capital goods	3.54%	3.57%
Emulsions manufacturing	3.37%	3.48%
Home furnishing retail	3.18%	3.92%
Environmental & Facilities Services	2.78%	3.24%
Entertainment — theaters	2.50%	4.30%
Leisure facilities	2.44%	2.74%
Building products	2.41%	2.55%
Housewares & specialties	2.40%	4.17%
Household products/specialty chemicals	0.67%	1.33%
Lumber products	0.31%	1.60%

Total	100.00%	100.00%

Portfolio Asset Quality

We employ a grading system to assess and monitor the credit risk of our loan portfolio. We rate all loans on a scale from 1 to 5. The system is intended to reflect the performance of the borrower’s business, the collateral coverage of the loan, and other factors considered relevant to making a credit judgment.

•	Investment Rating 1 is used for investments that are performing above expectations and/or a capital gain is expected.

•	Investment Rating 2 is used for investments that are performing substantially within our expectations, and whose risks remain neutral or favorable compared to the potential risk at the time of the original investment. All new loans are initially rated 2.

•	Investment Rating 3 is used for investments that are performing below our expectations and that require closer monitoring, but where we expect no loss of investment return (interest and/or dividends) or principal. Companies with a rating of 3 may be out of compliance with financial covenants.

•	Investment Rating 4 is used for investments that are performing below our expectations and for which risk has increased materially since the original investment. We expect some loss of investment return, but no loss of principal.

•	Investment Rating 5 is used for investments that are performing substantially below our expectations and whose risks have increased substantially since the original investment. Investments with a rating of 5 are those for which some loss of principal is expected.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value, as of March 31, 2009 and September 30, 2008:

	March 31, 2009				September 30, 2008
	Investment at	Percentage of	Leverage		Investment at	Percentage of	Leverage
Investment Rating	Fair Value	Total Portfolio	Ratio		Fair Value	Total Portfolio	Ratio

1.	$9,788,669	3.37%	2.88		$7,578,261	2.77%	4.05
2.	239,166,947	82.25%	4.09		244,727,144	89.39%	4.23
3.	29,758,091	10.23%	6.47		17,069,260	6.24%	5.86
4.	9,193,449	3.16%	6.58		4,384,489	1.60%	9.80
5.	2,870,143	0.99%	NM	(1)	—	0.00%	—

Total	$290,777,299	100.00%	4.38		$273,759,154	100.00%	4.42

(1)	Due to operating performance this ratio is not measurable.

As a result of current economic conditions and their impact on certain of our portfolio companies, we have agreed to modify the payment terms of our investments in nine of our portfolio companies as of March 31, 2009. Such modified terms include increased payment-in-kind interest provisions and reduced cash interest rates. These modifications, and any future modifications to our loan agreements as a result of the current economic conditions or otherwise, may limit the amount of interest income that we recognize from the modified investments, which may, in turn, limit our ability to make distributions to our stockholders. See footnote 9 to the Consolidated Schedule of Investments as of March 31, 2009 in our consolidated financial statements included herein.

In addition, as the United States economy continues to remain in a recession, the financial results of small to mid-sized companies, like those in which we invest, have begun to experience deterioration, which could ultimately lead to difficulty in meeting debt service requirements and an increase in defaults. Additionally, the end markets for certain of our portfolio companies’ products and services have experienced, and continue to experience, negative economic trends. The performance of certain of our portfolio companies has been, and may continue to be, negatively impacted by these economic or other conditions, which may ultimately result in our receipt of a reduced level of interest income from our portfolio companies and/or losses or charge offs related to our investments, and, in turn, may adversely affect distributable income.

Loans and Debt Securities on Non-Accrual Status

As of March 31, 2009, we had stopped accruing PIK interest and original issue discount on four investments, including two investments that had not paid their scheduled monthly cash interest payments or were otherwise on non-accrual status. The aggregate amount of this income non-accrual was approximately $1.0 million and $1.6 million for the three and six months ended March 31, 2009, respectively. At September 30, 2008, none of our loans or debt securities were on non-accrual status.

Income non-accrual amounts for the three and six months ended March 31, 2009 are as follows:

	Three months ended	Six months ended
	March 31, 2009	March 31, 2009
Cash interest income	$632,071	$902,578
PIK interest income	249,035	453,436
OID income	97,350	194,700
Total non-accrual of income	$978,456	$1,550,714

Results of Operations

The principal measure of our financial performance is the net income (loss) which includes net investment income (loss), net realized gain (loss) and net unrealized appreciation (depreciation). Net investment income is the difference between our income from interest, dividends, fees, and other investment income and total expenses. Net realized gain (loss) on investments is the difference between the proceeds received from dispositions of portfolio investments and their stated cost. Net unrealized appreciation (depreciation) on investments is the net change in the fair value of our investment portfolio.

We were formed as a Delaware limited partnership (Fifth Street Mezzanine Partners III, L.P.) on February 15, 2007 and we had limited operations through September 30, 2007. As a result, there is limited comparability for fiscal year ended September 30, 2008 and the prior period from February 15, 2007 (inception) through September 30, 2007.

Comparison for the three and six months ended March 31, 2009 and March 31, 2008

Total Investment Income

Total investment income includes interest and dividend income on our investments, fee income and other investment income. Fee income consists principally of loan and arrangement fees, annual administrative fees, unused fees, prepayment fees, amendment fees, equity structuring fees and waiver fees. Other investment income consists primarily of the accelerated recognition of deferred financing fees received from our portfolio companies on the repayment of the outstanding investment, the sale of the investment or reduction of available credit, and interest on cash and cash equivalents on deposit with financial institutions.

Total investment income for the three months ended March 31, 2009 and March 31, 2008 was approximately $11.9 million and $6.9 million, respectively. For the three months ended March 31, 2009, this amount primarily consisted of approximately $11.2 million of interest income from portfolio investments (which included approximately $1.9 million of payment-in-kind or PIK interest), and $753,000 of fee income. For the three months ended March 31, 2008, this amount primarily consisted of approximately $6.2 million of interest income from portfolio investments (which included approximately $959,000 of payment-in-kind or PIK interest), and $425,000 of fee income.

Total investment income for the six months ended March 31, 2009 and March 31, 2008 was approximately $24.5 million and $12.3 million, respectively. For the six months ended March 31, 2009, this amount primarily consisted of approximately $22.6 million of interest income from portfolio investments (which included approximately $3.7 million of payment-in-kind or PIK interest), and $1.8 million of fee income. For the six months ended March 31, 2008, this amount primarily consisted of approximately $11.2 million of interest income from portfolio investments (which included approximately $1.7 million of payment-in-kind or PIK interest), and $699,000 of fee income.

The increase in our total investment income for the three and six months ended March 31, 2009 as compared to the three and six months ended March 31, 2008 was primarily attributable to higher average levels of outstanding debt investments, which was principally due to an increase of seven debt investments in our portfolio in the year-over-year period, partially offset by debt repayments received during the same period.

Expenses

Expenses for the three months ended March 31, 2009 and 2008 were approximately $4.4 million and $2.8 million, respectively. Expenses increased for the three months ended March 31, 2009 as compared to the three months ended March 31, 2008 by approximately $1.6 million, primarily as a result of increases in base management fees, incentive fees and legal fees related primarily to our formation of and application to license a Small Business Investment Company subsidiary and other deal related matters.

Expenses for the six months ended March 31, 2009 and March 31, 2008 were approximately $8.8 million and $4.5 million, respectively. Expenses increased for the six months ended March 31, 2009 as compared to the six months ended March 31, 2008 by approximately $4.3 million, primarily as a result of increases in base management fees, incentive fees, legal fees related primarily to our formation of and application to license a Small Business Investment Company subsidiary and other deal related matters, and other general and administrative expenses.

The increase in base management fees resulted from an increase in our total assets as reflected in the growth of the investment portfolio. Incentive fees were implemented effective January 2, 2008 when Fifth Street Mezzanine

Partners III, L.P. merged with and into Fifth Street Finance Corp., and reflect the growth of our net investment income before such fees.

Net Investment Income

As a result of the $5.0 million increase in total investment income as compared to the $1.6 million increase in total expenses, net investment income for the three months ended March 31, 2009 reflected a $3.4 million, or 83.5%, increase compared to the three months ended March 31, 2008.

As a result of the $12.2 million increase in total investment income as compared to the $4.3 million increase in total expenses, net investment income for the six months ended March 31, 2009 reflected a $7.9 million, or 102.5%, increase compared to the six months ended March 31, 2008.

Realized Gain (Loss) on Sale of Investments

Net realized gain (loss) on the sale of investments is the difference between the proceeds received from dispositions of portfolio investments and their stated cost. During the three and six months ended March 31, 2009, we recorded $12.4 million of realized losses on two of our portfolio company investments in connection with our determination that such investments were permanently impaired based on, among other things, our analysis of changes in each portfolio company’s business operations and prospects. During the three and six months ended March 31, 2008, we sold no investments and reported no realized gains or losses.

Net Change in Unrealized Appreciation or Depreciation on Investments

We determine the value of each investment in our portfolio on a quarterly basis, and changes in value result in unrealized appreciation or depreciation being recognized in our Consolidated Statement of Operations. Value, as defined in Section 2 (a)(41) of the Investment Company Act of 1940, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by the board of directors pursuant to our valuation policy and a consistently applied valuation process. At March 31, 2009, and September 30, 2008, portfolio investments recorded at fair value represented 97.7% and 91.5%, respectively, of our total assets. Because of the inherent uncertainty of estimating the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. We specifically value each individual investment on a quarterly basis. We record unrealized depreciation on investments when we believe that an investment has depreciated in value including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment, or when the bond yield models concludes that the debt investment has depreciated. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and/or our equity security has also appreciated in value or the bond yield models concludes that the debt investment has appreciated in value. Changes in fair value are recorded in the Consolidated Statement of Operations as net change in unrealized appreciation or depreciation.

Net unrealized appreciation or depreciation on investments is the net change in the fair value of our investment portfolio during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. During the three months ended March 31, 2009, we recorded net unrealized appreciation of $7.7 million. This consisted of $12.4 million of reclassifications to realized losses (i.e., we reversed previously recorded unrealized depreciation on two of our portfolio company investments in connection with the recognition of the realized losses described above), $4.4 million of unrealized depreciation on debt investments and $0.3 million of unrealized depreciation on equity investments. During the three months ended March 31, 2008, we recorded net unrealized depreciation of $1.6 million. This consisted entirely of unrealized depreciation on equity investments.

During the six months ended March 31, 2009, we recorded net unrealized depreciation of $10.7 million. This consisted of $12.4 million of reclassification to realized losses, $21.0 million of net unrealized depreciation on debt investments and $2.1 million of net unrealized depreciation on equity investments. During the six months ended March 31, 2008, we recorded net unrealized depreciation of $2.0 million. This consisted entirely of unrealized depreciation on equity investments.

Comparison of year ended September 30, 2008 and the period February 15, 2007 (inception) through September 30, 2007

Total Investment Income

For the year ended September 30, 2008, total investment income was $33.2 million, a $28.9 million, or 673%, increase over the $4.3 million of total investment income for the period ended September 30, 2007. The increase was primarily attributable to a $28.1 million increase in interest, fee and dividend income from investments and a $0.8 million increase in interest income from cash and cash equivalents. The increase in interest, fee and dividend income from investments was primarily attributable to (i) higher average levels of outstanding debt investments, which was principally due to the closing of fourteen new debt investments, seven add-ons, and one recapitalization in the year ended September 30, 2008, partially offset by debt repayments received during the same periods, and (ii) higher levels of dividend income from portfolio equity investments.

Expenses

For the year ended September 30, 2008, total expenses increased by $9.8 million, or 297%, to $13.1 million from $3.3 million for the period ended September 30, 2007. The increase in total expenses was primarily as a result of increases in management and incentive fees of $6.8 million, higher interest expenses of $0.4 million, higher professional fees of $1.2 million and higher administrator expenses of $1.0 million.

The increase in management fees reflects the increase in our total assets as reflected in the growth of the investment portfolio. Incentive fees were implemented effective January 2, 2008 when Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp., and reflect the growth of our net investment income before such fees. The increase in interest expense was attributable to an increase in borrowings. Such borrowings were used primarily to fund investments. The increase in professional fees is due to higher audit fees in conjunction with becoming a publicly traded company. The increase in administrator expense is primarily attributable to the hiring of additional professionals.

Net Investment Income

As a result of the $28.9 million increase in total investment income as compared to the $9.8 million increase in total expenses, net investment income for the fiscal year ended September 30, 2008, was $20.1 million, or a 2000% increase, compared to net investment income of $1.0 million during the period ended September 30, 2007.

Realized Gain (Loss) on Sale of Investments

Net realized gain (loss) on the sale of investments is the difference between the proceeds received from dispositions of portfolio investments and their stated cost. During the fiscal year ended September 30, 2008, we sold one investment in which we realized a gain of approximately $62,000. For the period ended September 30, 2007, we had no realized gains or losses.

Net Change in Unrealized Appreciation or Depreciation on Investments

We determine the value of each investment in our portfolio on a quarterly basis, and changes in value result in unrealized appreciation or depreciation being recognized in our Consolidated Statement of Operations. Value, as defined in Section 2 (a)(41) of the Investment Company Act of 1940, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value as determined in good faith by the board of directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by the board of directors pursuant to our valuation policy and a consistently applied valuation process. At September 30, 2008, and September 30, 2007, portfolio investments recorded at fair value represented 91.5% and 82.4% of our total assets, respectively. Because of the inherent uncertainty of estimating the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. We specifically value each individual investment on a quarterly basis. We record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and/or our corresponding equity investment has also appreciated in value. Changes in fair value are recorded in the Consolidated Statement of Operations as net change in unrealized appreciation or depreciation.

Net unrealized appreciation or depreciation on investments is the net change in the fair value of our investment portfolio during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. During the fiscal year ended September 30, 2008, we recorded net unrealized depreciation of $16.9 million. This consisted of $12.1 million of unrealized depreciation on debt investments and $4.8 million of unrealized depreciation on equity investments. There was unrealized appreciation of $0.1 million for the period ended September 30, 2007.

Financial Condition, Liquidity and Capital Resources

Cash Flows

For the six months ended March 31, 2009, we experienced a net decrease in cash and equivalents of $19.2 million. During that period, we used $25.4 million of cash in operating activities, primarily for the funding of $47.9 million of investments, partially offset by $11.2 million of principal payments received and $15.7 million of net investment income. In addition, in October 2008 we repurchased 78,000 shares of our common stock totaling approximately $462,000 pursuant to our open market share repurchase program, on December 29, 2008 we paid a cash dividend of $6.4 million to our common stockholders and issued 105,326 common shares totaling approximately $763,000 to those common stockholders that did not opt out of reinvesting the dividend under our dividend reinvestment plan, and on January 29, 2009 we paid a cash dividend of $7.6 million to our common stockholders and issued 161,206 common shares totaling approximately $1.0 million under the dividend reinvestment plan. On January 29, 2009, we borrowed $1.0 million under our secured revolving credit facility with Bank of Montreal. This amount was repaid in full on January 30, 2009. Also, we borrowed $21.0 million under the facility on March 30, 2009. $17.0 million of this amount remained outstanding at April 30, 2009. We intend to fund our future distribution obligations through operating cash flow or with funds obtained through our credit line, as we deem appropriate.

For the six months ended March 31, 2008, we experienced a net decrease in cash and equivalents of $15.2 million. During that period, we used $92.5 million of cash in operating activities, primarily for the funding of $102.3 million of investments partially offset by $7.8 million of net investment income. $77.3 million of cash was provided by financing activities, due primarily to net capital contributions from partners of $66.5 million and net borrowings of $14.4 million.

For the fiscal year ended September 30, 2008, we experienced a net increase in cash and equivalents in the amount of $5.3 million. During that period, we generated $20.8 million of cash flow from operating activities primarily from net investment income, excluding the purchase of investments, principal payments received on investments, and a realized gain from portfolio investments. We invested approximately $202.4 million in portfolio companies and received repayments of principal of approximately $2.2 million. We financed these investments primarily from borrowings of approximately $79.3 million, proceeds from the issuance of mandatorily redeemable preferred stock of $15.0 million, and net capital contributions from partners of $66.5 million. We received net proceeds of approximately $129.4 million from the issuance of common stock in our initial public offering. We used approximately $15.2 million of the net proceeds to redeem all 30,000 shares outstanding of our preferred stock, and $26.9 to repay all of our outstanding borrowings under our secured revolving credit facility with Bank of Montreal. The preferred stock was redeemed from a company controlled by Bruce E. Toll, one of our former directors. The remainder of the net proceeds has been and will be used to make additional investments in small and mid-sized companies in accordance with our investment objective, pay our operating expenses and distributions to our stockholders, and for general corporate purposes. In addition, on June 3, 2008, we paid a cash dividend of approximately $1.9 million to our common shareholders and issued 133,317 common shares totaling approximately $1.9 million under our dividend reinvestment plan. On September 26, 2008, we paid a cash dividend of approximately $5.1 million to our common shareholders and purchased 196,786 common shares totaling approximately $1.9 million on the open market to satisfy the share obligations under our dividend reinvestment plan.

From inception (February 15, 2007) through September 30, 2007, our cash and equivalents increased by approximately $17.7 million. During that period, our cash flow from operations was minimal at approximately $1.0 million excluding investments in portfolio companies. $89.0 million was invested in portfolio companies financed primarily from capital contributions of approximately $105.7 million from partners.

As of March 31, 2009, we had $3.7 million in cash, portfolio investments (at fair value) of $290.8 million, $2.8 million of interest receivable, $21.0 million of borrowings outstanding under our secured revolving credit facility and unfunded commitments of $11.0 million. At April 30, 2009, we had $1.8 million in cash, $2.2 million of interest receivable, $5.7 million of dividends payable, $17.0 million of borrowings outstanding under our secured revolving credit facility and unfunded commitments of $11.0 million.

As of September 30, 2008, we had $22.9 million in cash and cash equivalents, portfolio investments (at fair value) of $273.8 million, $2.4 million of interest receivable, no borrowings outstanding under our secured revolving credit facility and unfunded commitments of $24.7 million.

Below are the significant capital transactions that occurred from Inception through March 31, 2009:

On March 30, 2007, we closed on approximately $78 million in capital commitments from the sale of limited partnership interests of Fifth Street Mezzanine Partners III, L.P. As of September 30, 2007, we had closed on additional capital commitments, bringing the total amount of capital commitments to $165 million. We then closed on capital commitments from the sale of additional limited partnership interests of Fifth Street Mezzanine Partners III, L.P., bringing the total amount of capital commitments to $169.4 million as of November 28, 2007.

On January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp. At the time of the merger, all outstanding partnership interests in Fifth Street Mezzanine Partners III, L.P. were exchanged for 12,480,972 shares of common stock of Fifth Street Finance Corp.

On January 15, 2008, we entered into a $50 million secured revolving credit facility with the Bank of Montreal, at a rate of LIBOR plus 1.5%, with a one year maturity date. The credit facility is secured by our existing investments.

On April 25, 2008, we sold 30,000 shares of non-convertible, non-participating preferred stock, with a par value of $0.01 and a liquidation preference of $500 per share (“Series A Preferred Stock”) at a price of $500 per share to a company controlled by Bruce E. Toll, one of our directors at that time, for total proceeds of $15 million. For the three months ended June 30, 2008, we paid dividends of approximately $234,000 on the 30,000 shares of Series A Preferred Stock. The dividend payment is considered and included in interest expense for accounting purposes since the preferred stock has a mandatory redemption feature. On June 30, 2008, we redeemed 30,000 shares outstanding of our Series A Preferred Stock at the mandatory redemption price of 101% of the liquidation preference, or $15,150,000. The $150,000 is considered and all included in interest expense for accounting purposes due to the stock’s mandatory redemption feature.

On May 1, 2008, our Board of Directors declared a dividend of $0.30 per share of common stock, paid on June 3, 2008 to shareholders of record as of May 19, 2008.

On June 17, 2008, we completed an initial public offering of 10,000,000 shares of our common stock at the offering price of $14.12 per share and received net proceeds of approximately $129.5 million. Our shares are currently listed on the New York Stock Exchange under the symbol “FSC.”

On August 6, 2008, our Board of Directors declared a dividend of $0.31 per share of common stock, paid on September 26, 2008 to shareholders of record as of September 10, 2008.

In October 2008, we repurchased 78,000 shares of our common stock on the open market as part of our share repurchase program following its announcement on October 15, 2008.

On December 9, 2008, our Board of Directors declared a dividend of $0.32 per share of common stock, paid on December 29, 2008 to shareholders of record as of December 19, 2008, and a dividend of $0.33 per share of common stock, payable on January 29, 2009 to shareholders of record as of December 30, 2008.

On December 18, 2008, our Board of Directors declared a special dividend of $0.05 per share of common stock, payable on January 29, 2009 to shareholders of record as of December 30, 2008.

On December 30, 2008, Bank of Montreal approved a renewal of our $50 million credit facility. The terms included a 50 basis points commitment fee, an interest rate of LIBOR +3.25% and a term of 364 days.

On January 29, 2009, we borrowed $1.0 million from our secured revolving credit facility with Bank of Montreal. This amount was repaid in full on January 30, 2009. Also, we borrowed $21.0 million from the facility on March 30, 2009. This amount remained outstanding at March 31, 2009.

We intend to continue to generate cash primarily from cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less, future borrowings and future offerings of securities. In the future, we may also securitize a portion of our investments in first and second lien senior loans or unsecured debt or other assets. To securitize loans, we would likely create a wholly owned subsidiary and contribute a pool of loans to the subsidiary. We would then sell interests in the subsidiary on a non-recourse basis to purchasers and we would retain all or a portion of the equity in the subsidiary. Our primary use of funds is investments in our targeted asset classes and cash distributions to holders of our common stock.

Although we expect to fund the growth of our investment portfolio through the net proceeds from future equity offerings, including our dividend reinvestment plan, and issuances of senior securities or future borrowings, to the extent permitted by the 1940 Act, we cannot assure you that our plans to raise capital will be successful. In this regard, because our common stock has traded at a price below our current net asset value per share over the last several months and we are limited in our ability to sell our common stock at a price below net asset value per share, we have been and may continue to be limited in our ability to raise equity capital. See “Risk Factors - Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital” and “- Because we intend to distribute between 90% and 100% of our income to our stockholders in connection with our election to be treated as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired” for a discussion of the provisions of the 1940 Act that limit our ability to sell our common stock at a price below net asset value per share.

In addition, we intend to distribute between 90% and 100% of our taxable income to our stockholders in order to satisfy the requirements applicable to RICs under Subchapter M of the Code. See “Regulated Investment Company Status and Dividends” below. Consequently, we may not have the funds or the ability to fund new investments, to make additional investments in our portfolio companies, to fund our unfunded commitments to portfolio companies or to repay borrowings under our $50 million secured revolving credit facility, which matures on December 29, 2009. In addition, the illiquidity of our portfolio investments may make it difficult for us to sell these investments when desired and, if we are required to sell these investments, we may realize significantly less than their recorded value. As of March 31, 2009, we had $3.7 million in cash, portfolio investments (at fair value) of $290.8 million, $2.8 million of interest receivable, $21.0 million of borrowings outstanding under our secured revolving credit facility and unfunded commitments of $11.0 million. At April 30, 2009, we had $1.8 million in cash, $2.2 million of interest receivable, $5.7 million of dividends payable, $17.0 million of borrowings outstanding under our secured revolving credit facility and unfunded commitments of $11.0 million. As of September 30, 2008, we had $22.9 million in cash and cash equivalents, portfolio investments (at fair value) of $273.8 million, no borrowings outstanding under our secured revolving credit facility, and unfunded commitments of $24.7 million.

Also, as a business development company, we generally are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which include all of our borrowings and any outstanding preferred stock, of at least 200%. This requirement limits the amount that we may borrow. As of March 31, 2009 and September 30, 2008, we were in compliance with this requirement. To fund growth in our investment portfolio in the future, we anticipate needing to raise additional capital from various sources, including the equity markets and the securitization or other debt-related markets, which may or may not be available on favorable terms, if at all.

Finally, in light of the recent worsening of the conditions in the financial markets and the U.S. economy overall, we are considering other measures to help ensure adequate liquidity, including the formation of and application to license a Small Business Investment Company subsidiary. We cannot provide any assurance that these measures will provide sufficient sources of liquidity to support our operations and growth given the unprecedented instability in the financial markets and the weak U.S. economy.

Borrowings

On January 15, 2008, we entered into a $50 million secured revolving credit facility with the Bank of Montreal, at a rate of LIBOR plus 1.5%, with a one year maturity date. The secured revolving credit facility is secured by our existing investments. At September 30, 2008, there were no amounts outstanding under the secured revolving credit facility. The weighted average rate for the loans was approximately 4.3%.

On December 30, 2008, Bank of Montreal renewed our $50 million credit facility. The terms include a 50 basis points commitment fee, an interest rate of LIBOR +3.25% and a term of 364 days. As of March 31, 2009, we had $21.0 million of borrowings outstanding under this credit facility. At July 7, 2009, we had $16.5 million of borrowings outstanding under this credit facility. The weighted average rate for the loans was approximately 4.1%. While we will seek to extend this credit facility or enter into a new credit facility with another lender, there can be no assurance that we will successfully do so before our credit facility matures or that we will be able to do so on attractive terms. See “Risk Factors — Risks Relating to Our Business and Structure — Because we intend to distribute between 90% and 100% of our income to our stockholders in connection with our election to be treated as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.”

Under the secured revolving credit facility we must satisfy several financial covenants, including maintaining a minimum level of stockholders’ equity, a maximum level of leverage and a minimum asset coverage ratio and interest coverage ratio. In addition, we must comply with other general covenants, including with respect to indebtedness, liens, restricted payments and mergers and consolidations. None of these covenants give Bank of Montreal a veto power or a vote in approving or changing any of our policies; however, they may prohibit us from engaging in certain activities to the detriment of us and our stockholders or otherwise hamper our ability to operate our business in a manner that we deem appropriate. At March 31, 2009 and September 30, 2008, we were in compliance with these covenants.

Since our inception we have had funds available under the following agreements which we repaid or terminated prior to our election to be regulated as a business development company:

Note Agreements.

We received loans of $10 million on March 31, 2007 and $5 million on March 30, 2007 from Bruce E. Toll, a former member of our Board of Directors, on each occasion for the purpose of funding our investments in portfolio companies. These note agreements accrued interest at 12% per annum. On April 3, 2007, we repaid all outstanding borrowings under these note agreements.

Loan Agreements.

On April 2, 2007, we entered into a $50 million loan agreement with Wachovia Bank, N.A., which was available for funding investments. The borrowings under the loan agreement accrued interest at LIBOR (London Inter Bank Offered Rate) plus 0.75% per annum and had a maturity date in April 2008. In order to obtain such favorable rates, Mr. Toll, a former member of our Board of Directors, Mr. Tannenbaum, our president and chief executive officer, and FSMPIII GP, LLC, the general partner of our predecessor fund, each guaranteed our repayment of the $50 million loan. We paid Mr. Toll a fee of 1% per annum of the $50 million loan for such guarantee, which was paid quarterly or monthly at our election. Mr. Tannenbaum and FSMPIII GP received no compensation for their respective guarantees. As of November 27, 2007, we repaid and terminated this loan with Wachovia Bank, N.A.

Off-Balance Sheet Arrangements

We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. As of March 31, 2009, our only off-balance sheet arrangements consisted of $11.0 million of unfunded commitments to provide debt financing to certain of our portfolio companies. As of September 30, 2008, our only off-balance sheet arrangements consisted of $24.7 million of unfunded commitments to provide debt financing to certain of our portfolio companies. Such commitments involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet and are not reflected on our Consolidated Balance Sheet.

Contractual Obligations

A summary of the composition of unfunded commitments (consisting of revolvers and term loans) as of March 31, 2009 and September 30, 2008 is shown in the table below:

	March 31,	September 30,
	2009	2008

MK Network, LLC	$—	$2,000,000
Fitness Edge, LLC	1,500,000	1,500,000
Rose Tarlow, Inc.	—	2,650,000
Western Emulsions, Inc.	2,000,000	2,000,000
Storyteller Theaters Corporation	4,000,000	4,000,000
HealthDrive Corporation	1,000,000	1,500,000
Martini Park, LLC	—	11,000,000
IZI Medical Products, Inc.	2,500,000	—

Total	$11,000,000	$24,650,000

We have entered into two contracts under which we have material future commitments, the investment advisory agreement, pursuant to which Fifth Street Management LLC has agreed to serve as our investment adviser, and the administration agreement, pursuant to which FSC, Inc. has agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations.

As discussed above, we have also entered into a $50 million secured revolving credit facility with Bank of Montreal, at a rate of LIBOR plus 3.25%, with a one year maturity date. This credit facility is secured by our existing investments. As of March 31, 2009, we had $21.0 million of borrowings outstanding under this credit facility. At April 30, 2009, we had $17.0 million of borrowings outstanding under this credit facility. At September 30, 2008, there were no amounts outstanding under this credit facility.

Regulated Investment Company Status and Dividends

Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp., which has elected to be treated as a business development company under the 1940 Act. We elected, effective as of January 2, 2008, to be treated as a RIC under Subchapter M of the Code. As long as we qualify as a

RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation until realized. Dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income or the distribution of prior year taxable income carried forward into and distributed in the current year. Distributions also may include returns of capital.

To maintain RIC tax treatment, we must, among other things, distribute, with respect to each taxable year, at least 90% of our investment company taxable income (i.e., our net ordinary income and our realized net short-term capital gains in excess of realized net long-term capital losses, if any). As a RIC, we are also subject to a federal excise tax, based on distributive requirements of our taxable income on a calendar year basis (i.e., calendar year 2009). We anticipate timely distribution of our taxable income within the tax rules, however, we may incur a U.S. federal excise tax for the calendar year 2009. We intend to make distributions to our stockholders on a quarterly basis of between 90% and 100% of our annual taxable income (which includes our taxable interest and fee income). We may retain for investment some or all of our net taxable capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, our stockholders will be treated as if they received actual distributions of the capital gains we retained and then reinvested the net after-tax proceeds in our common stock. Our stockholders also may be eligible to claim tax credits (or, in certain circumstances, tax refunds) equal to their allocable share of the tax we paid on the capital gains deemed distributed to them. To the extent our taxable earnings for a fiscal taxable year fall below the total amount of our dividends for that fiscal year, a portion of those dividend distributions may be deemed a return of capital to our stockholders.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage test for borrowings applicable to us as a business development company under the 1940 Act and due to provisions in our credit facility. If we do not distribute a certain percentage of our taxable income annually, we will suffer adverse tax consequences, including possible loss of our status as a RIC. We cannot assure stockholders that they will receive any distributions or distributions at a particular level.

Pursuant to a recent revenue procedure issued by the Internal Revenue Service (“IRS”) (Revenue Procedure 2009-15) (the “Revenue Procedure”), the IRS has indicated that it will treat distributions from certain publicly traded RICs (including business development companies) that are paid part in cash and part in stock as dividends that would satisfy the RIC’s annual distribution requirements and qualify for the dividends paid deduction for income tax purposes. In order to qualify for such treatment, the Revenue Procedure requires that at least 10% of the total distribution be paid in cash and that each shareholder have a right to elect to receive its entire distribution in cash. If too many shareholders elect to receive cash, each shareholder electing to receive cash must receive a proportionate share of the cash to be distributed (although no shareholder electing to receive cash may receive less than 10% of such shareholder’s distribution in cash). This revenue procedure applies to distributions made with respect to taxable years ending prior to January 1, 2010.

Related Party Transactions

We have entered into an investment advisory agreement with Fifth Street Management LLC, our investment adviser. Fifth Street Management is controlled by Leonard M. Tannenbaum, its managing member and our president and chief executive officer. Pursuant to the investment advisory agreement, payments will be equal to (a) a base management fee of 2.0% of the value of our gross assets, which includes any borrowings for investment purposes, and (b) an incentive fee based on our performance.

Pursuant to the administration agreement with FSC, Inc., FSC, Inc. will furnish us with the facilities and administrative services necessary to conduct our day-to-day operations, including equipment, clerical, bookkeeping and recordkeeping services at such facilities. In addition, FSC, Inc. will assist us in connection with the determination and publishing of our net asset value, the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders. We will pay FSC, Inc. our allocable portion of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including a portion of the rent and the compensation of our chief financial officer and chief compliance officer, and their respective staffs. Each of these contracts may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other.

Mr. Toll, a former member of our Board of Directors and the father-in-law of Mr. Tannenbaum, our president and chief executive officer and the managing partner of our investment adviser, was one of the three guarantors under a $50 million loan agreement between Fifth Street Mezzanine Partners III, L.P., our predecessor fund, from Wachovia Bank, N.A. Fifth Street Mezzanine Partners III, L.P. paid Mr. Toll a fee of 1% per annum of the $50 million loan for such guarantee, which was paid quarterly or monthly at our election. Mr. Tannenbaum, our president and chief executive officer, and FSMPIII GP, LLC, the general partner of our predecessor fund, were each also guarantors under the loan, although they received no compensation for their respective guarantees. As of November 27, 2007, we terminated this loan with Wachovia Bank, N.A.

We have also entered into a license agreement with Fifth Street Capital LLC pursuant to which Fifth Street Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Fifth Street.” Fifth Street Capital LLC is controlled by Mr. Tannenbaum, its managing member. Under this agreement, we will have a right to use the “Fifth Street” name, for so long as Fifth Street Management LLC or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Fifth Street” name.

On April 4, 2008 our Board of Directors approved a certificate of amendment to our restated certificate of incorporation reclassifying 200,000 shares of our common stock as shares of non-convertible, non-participating preferred stock, with a par value of $0.01 and a liquidation preference of $500 per share (“Series A Preferred Stock”) and authorizing the issuance of up to 200,000 shares of Series A Preferred Stock. Our certificate of amendment was also approved by the holders of a majority of the shares of our outstanding common stock through a written consent first solicited on April 7, 2008. On April 24, 2008 we filed our certificate of amendment and on April 25, 2008, we sold 30,000 shares of Series A Preferred Stock to a company controlled by Bruce E. Toll, one of our directors at that time. For the three months ended June 30, 2008, we paid dividends of approximately $234,000 on the 30,000 shares of Series A Preferred Stock. On June 30, 2008, we redeemed all 30,000 shares of Series A Preferred Stock at the mandatory redemption price of 101% of the liquidation preference or $15,150,000.

Quantitative and Qualitative Disclosure about Market Risk

We are subject to financial market risks, including changes in interest rates. Changes in interest rates may affect both our cost of funding and our interest income from portfolio investments, cash and cash equivalents and idle funds investments. Our risk management systems and procedures are designed to identify and analyze our risk, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs. Our investment income will be affected by changes in various interest rates, including LIBOR and prime rates, to the extent any of our debt investments include floating interest rates. The significant majority of our debt investments are made with fixed interest rates for the term of the investment. However, as of March 31, 2009, approximately 6.0% of our debt investment portfolio (at fair value) and 5.8% of our debt investment portfolio (at cost) bore interest at floating rates. As of March 31, 2009, we had not entered into any interest rate hedging arrangements. At March 31, 2009, based on our applicable levels of floating-rate debt investments, a 1.0% change in interest rates would not have a material effect on our level of interest income from debt investments.

SENIOR SECURITIES

Information about our senior securities is shown in the following tables as of the applicable fiscal year ended September 30, unless otherwise noted.

Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	per Unit(2)	per Unit(3)	per Unit(4)

Secured Revolving Credit Facility with Bank of Montreal
2009 (as of March 31, unaudited)	$21,000,000	$13,970	—	N/A
2008	—	—	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)	Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “— ” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)	Not applicable because our senior securities are not registered for public trading.

BUSINESS

General

We are a specialty finance company that lends to and invests in small and mid-sized companies in connection with investments by private equity sponsors. We define small and mid-sized companies as those with annual revenues between $25 million and $250 million. We are externally managed and advised by Fifth Street Management, whose six principals collectively have over 50 years, and individually have between 3 years and 14 years, of experience lending to and investing in small and mid-sized companies. Fifth Street Management is an affiliate of Fifth Street Capital LLC, a private investment firm founded and managed by Leonard M. Tannenbaum who has led the investment of over $600 million in small and mid-sized companies, including the investments made by Fifth Street, since 1998.

Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments. To meet our investment objective we seek to (i) capitalize on our investment adviser’s strong relationships with private equity sponsors; (ii) focus on transactions involving small and mid-sized companies which we believe offer higher yielding debt investment opportunities, lower leverage levels and other terms more favorable than transactions involving larger companies; (iii) continue our growth of direct originations; (iv) employ disciplined underwriting policies and rigorous portfolio management practices; (v) structure our investments to minimize risk of loss and achieve attractive risk-adjusted returns; and (vi) leverage the skills and experience of our investment adviser.

As of March 31, 2009, we have originated $343.3 million of investments and our portfolio totaled $290.8 million at fair value and was comprised of investments in 26 portfolio companies. The weighted average annualized yield of our debt investments as of March 31, 2009 was approximately 16.4%. Our investments generally range in size from $5 million to $40 million and are principally in the form of first and second lien debt investments, which may also include an equity component. As of March 31, 2009, all of our debt investments were secured by first or second priority liens on the assets of our portfolio companies. Moreover, we held equity investments consisting of common stock, preferred stock or LLC interests in 20 out of 26 portfolio companies as of March 31, 2009.

Fifth Street Mezzanine Partners III, L.P., our predecessor fund, commenced operations as a private partnership on February 15, 2007. Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp., a newly formed corporation that is an externally managed, closed-end, non-diversified management investment company which has elected to be treated as a business development company under the Investment Company Act of 1940, or the “1940 Act.”

As a business development company, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to, finance our investments using debt and equity. See “Regulation.” We also elected, effective as of January 2, 2008, to be treated for federal income tax purposes as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code, or “Code.” See “Material U.S. Federal Income Tax Considerations.” As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends if we meet certain source-of-income, distribution and asset diversification requirements.

The Investment Adviser

Our investment adviser is led by six principals who collectively have over 50 years, and individually have between 3 years and 14 years, of experience lending to and investing in small and mid-sized companies. Our investment adviser is affiliated with Fifth Street Capital LLC, a private investment firm founded and managed by Leonard M. Tannenbaum who has led the investment of over $600 million in small and mid-sized companies, including the investments made by Fifth Street, since 1998. Mr. Tannenbaum and his respective private investment firms have acted as the lead (and often sole) first or second lien investor in over 50 investment transactions. The other investment funds managed by these private investment firms generally are fully committed and, other than follow-on investments in existing portfolio companies, are no longer making investments.

We benefit from our investment adviser’s ability to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate investments and manage a diversified portfolio of those investments. The principals of our investment adviser have broad investment backgrounds, with prior experience at investment funds, investment banks and other financial services companies and have developed a broad network of contacts within the private equity community. This network of contacts provides our principal source of investment opportunities.

The principals of our investment adviser are Mr. Tannenbaum, our president and chief executive officer and our investment adviser’s managing partner, Marc A. Goodman, our chief investment officer and our investment adviser’s senior partner, Juan E. Alva, a partner of our investment adviser, Bernard D. Berman, our chief compliance officer, executive vice president and secretary and a partner of our investment adviser, Ivelin M. Dimitrov, a partner of our investment adviser, and William H. Craig, our chief financial officer. For further discussion of the investment experience of the principals of our investment adviser, see “Management — Biographical Information” and “Portfolio Management — Investment Personnel.”

Business Strategy

Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments. We have adopted the following business strategy to achieve our investment objective:

•	Capitalize on our investment adviser’s strong relationships with private equity sponsors. Our investment adviser has developed an extensive network of relationships with private equity sponsors that invest in small and mid-sized companies. We believe that the strength of these relationships is due to a common investment philosophy, a consistent market focus, a rigorous approach to diligence and a reputation for delivering on commitments. In addition to being our principal source of originations, we believe that private equity sponsors provide significant benefits including incremental due diligence, additional monitoring capabilities and a potential source of capital and operational expertise for our portfolio companies.

•	Focus on established small and mid-sized companies. We believe that there are fewer finance companies focused on transactions involving small and mid-sized companies than larger companies, and that this is one factor that allows us to negotiate favorable investment terms. Such favorable terms include higher debt yields and lower leverage levels, more significant covenant protection and greater equity grants than typical of transactions involving larger companies. We generally invest in companies with established market positions, seasoned management teams, proven products and services and strong regional or national operations. We believe that these companies possess better risk-adjusted return profiles than newer companies that are building management or in early stages of building a revenue base.

•	Continue our growth of direct originations. We directly originated 100% of our investments. Over the last several years, the principals of our investment adviser have developed an origination strategy designed to ensure that the number and quality of our investment opportunities allows us to continue to directly originate substantially all of our investments. We divide the country geographically and emphasize active, consistent equity sponsor coverage.

•	Employ disciplined underwriting policies and rigorous portfolio management. Our investment adviser has developed an extensive underwriting process which includes a review of the prospects, competitive position, financial performance and industry dynamics of each potential portfolio company. In addition, we perform substantial diligence on potential investments, and seek to invest along side private equity sponsors who have proven capabilities in building value. As part of the monitoring process, our investment adviser will analyze monthly and quarterly financial statements versus the previous periods and year, review financial projections, meet with management, attend board meetings and review all compliance certificates and covenants.

•	Structure our investments to minimize risk of loss and achieve attractive risk-adjusted returns. We structure our loan investments on a conservative basis with high cash yields, cash origination fees, low leverage levels and strong investment protections. As of March 31, 2009, the weighted average annualized yield of our debt investments was approximately 16.4%, which includes a cash component of 13.4%. The

26 debt investments in our portfolio as of March 31, 2009, had a weighted average debt to EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) multiple of 3.6x calculated at the time of origination of the investment. Finally, our debt investments have strong protections, including default penalties, information rights, board observation rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. We believe these protections, coupled with the other features of our investments described above, should allow us to reduce our risk of capital loss and achieve attractive risk adjusted returns; however, there can be no assurance that we will be able to successfully structure our investments to minimize risk of loss and achieve attractive risk-adjusted returns.

•	Leverage the skills and experience of our investment adviser. The six principals of our investment adviser collectively have over 50 years, and individually have between 3 years and 14 years, of experience lending to and investing in small and mid-sized companies. The principals of our investment adviser have broad investment backgrounds, with prior experience at private investment funds, investment banks and other financial services companies and they also have experience managing distressed companies. We believe that our investment adviser’s expertise in valuing, structuring, negotiating and closing transactions provides us with a competitive advantage by allowing us to provide financing solutions that meet the needs of our portfolio companies while adhering to our underwriting standards.

Investment Criteria

The principals of our investment adviser have identified the following investment criteria and guidelines for use in evaluating prospective portfolio companies and they use these criteria and guidelines in evaluating investment opportunities for us. However, not all of these criteria and guidelines were, or will be, met in connection with each of our investments.

•	Established companies with a history of positive operating cash flow. We seek to invest in established companies with sound historical financial performance. We typically focus on companies with a history of profitability on an operating cash flow basis. We do not intend to invest in start-up companies or companies with speculative business plans.

•	Ability to exert meaningful influence. We target investment opportunities in which we will be the lead/sole investor in our tranche and in which we can add value through active participation, often through advisory positions.

•	Private equity sponsorship. We generally seek to invest in companies in conjunction with private equity sponsors who have proven capabilities in building value. We believe that a private equity sponsor can serve as a committed partner and advisor that will actively work with the company and its management team to meet company goals and create value. We assess a private equity sponsor’s commitment to a portfolio company by, among other things, the capital contribution it has made or will make in the portfolio company.

•	Seasoned management team. We generally will require that our portfolio companies have a seasoned management team, with strong corporate governance. We also seek to invest in companies that have proper incentives in place, including having significant equity interests, to motivate management to act in accordance with our interests as investors.

•	Defensible and sustainable business. We seek to invest in companies with proven products and/or services and strong regional or national operations.

•	Exit strategy. We generally seek to invest in companies that we believe possess attributes that will provide us with the ability to exit our investments. We expect to exit our investments typically through one of three scenarios: (i) the sale of the company resulting in repayment of all outstanding debt, (ii) the recapitalization of the company through which our loan is replaced with debt or equity from a third party or parties or (iii) the repayment of the initial or remaining principal amount of our loan then outstanding at maturity. In some investments, there may be scheduled amortization of some portion of our loan which would result in a partial exit of our investment prior to the maturity of the loan.

Deal Origination

Our deal originating efforts are focused on building relationships with private equity sponsors that are focused on investing in the small and mid-sized companies that we target. We divide the country geographically into Eastern, Central and Western regions and emphasize active, consistent sponsor coverage. Over the last ten years, the investment professionals of our investment adviser have developed an extensive network of relationships with these private equity sponsors. We estimate that there are approximately 1,400 of such private equity firms and our investment adviser has active relationships with approximately 120 of them. An active relationship is one through which our investment adviser has received at least one investment opportunity from the private equity sponsor within the last year.

Our investment adviser reviewed over 240 potential investment transactions with private equity sponsors in the twelve months ended March 31, 2009. All of the investment transactions that we have completed to date were originated through our investment adviser’s relationships with private equity sponsors. We believe that our investment adviser has a reputation as a reliable, responsive and efficient source of funding to support private equity investments. We believe that this reputation and the relationships of our investment adviser with private equity sponsors will provide us with significant investment opportunities.

Our origination process is designed to efficiently evaluate a large number of opportunities and to identify the most attractive of such opportunities. A significant number of opportunities that clearly do not fit our investment criteria are screened by Mr. Goodman and Mr. Alva, the partners of our investment adviser responsible for deal origination (each an “originator”), when they are initially identified. If an originator believes that an opportunity fits our investment criteria and merits consideration, the investment is presented to our investment adviser’s Investment Committee. This is the first stage of our origination process, the “Review” stage. During this stage, the originator gives a preliminary description of the opportunity. This is followed by preliminary due diligence, from which an investment summary is created that includes a scoring of the investment against our investment adviser’s proprietary scoring model. The opportunity may be discussed several times by the full Investment Committee of our investment adviser, or subsets of that Committee. At any point in this stage, we may reject the opportunity, and, indeed, we have historically decided not to proceed with more than 80% of the investment opportunities reviewed by our investment adviser’s Investment Committee.

For the subset of opportunities that we decide to pursue, we issue preliminary term sheets and classify them in the “Term Sheet Issued” stage. This term sheet serves as a basis for negotiating the critical terms of a transaction. At this stage we begin our underwriting and investment approval process, as more fully described below. After the term sheet for a potential transaction has been fully negotiated, the transaction is presented to our investment adviser’s Investment Committee for approval. If the deal is approved, the term sheet is signed. Approximately half of the term sheets we issue result in an executed term sheet. Our underwriting and investment approval process is ongoing during this stage, during which we begin documentation of the loan. The final stage, “Closings”, culminates with the funding of an investment only after all due diligence is satisfactorily completed and all closing conditions, including the sponsor’s funding of its investment in the portfolio company, have been satisfied.

Underwriting

Underwriting Process and Investment Approval

We make our investment decisions only after consideration of a number of factors regarding the potential investment including, but not limited to: (i) historical and projected financial performance; (ii) company and industry specific characteristics, such as strengths, weaknesses, opportunities and threats; (iii) composition and experience of the management team; and (iv) track record of the private equity sponsor leading the transaction. Our investment adviser uses a proprietary scoring system that evaluates each opportunity. This methodology is employed to screen a high volume of potential investment opportunities on a consistent basis.

If an investment is deemed appropriate to pursue, a more detailed and rigorous evaluation is made along a variety of investment parameters, not all of which may be relevant or considered in evaluating a potential investment opportunity. The following outlines the general parameters and areas of evaluation and due diligence for investment decisions, although not all will necessarily be considered or given equal weighting in the evaluation process.

Management assessment

Our investment adviser makes an in-depth assessment of the management team, including evaluation along several key metrics:

•	The number of years in their current positions

•	Track record

•	Industry experience

•	Incentive programs, including the level of direct investment in the enterprise

•	Background investigations

•	Completeness of the management team (lack of positions that need to be filled)

Industry dynamics

An evaluation of the industry is undertaken by our investment adviser that considers several factors. If considered appropriate, industry experts will be consulted or retained. The following factors are analyzed by our investment adviser:

•	Sensitivity to economic cycles

•	Competitive environment, including number of competitors, threat of new entrants or substitutes

•	Fragmentation and relative market share of industry leaders

•	Growth potential

•	Regulatory and legal environment

Business model and financial assessment

Prior to making an investment decision, our investment adviser will undertake a review and analysis of the financial and strategic plans for the potential investment. There is significant evaluation of and reliance upon the due diligence performed by the private equity sponsor and third party experts including accountants and consultants. Areas of evaluation include:

•	Historical and projected financial performance

•	Quality of earnings, including source and predictability of cash flows

•	Customer and vendor interviews and assessments

•	Potential exit scenarios, including probability of a liquidity event

•	Internal controls and accounting systems

•	Assets, liabilities and contingent liabilities

Private equity sponsor

Among the most critical due diligence investigations is the evaluation of the private equity sponsor making the investment. A private equity sponsor is typically the controlling shareholder upon completion of an investment and as such is considered critical to the success of the investment. The equity sponsor is evaluated along several key criteria, including:

•	Investment track record

•	Industry experience

•	Capacity and willingness to provide additional financial support to the company through additional capital contributions, if necessary

•	Reference checks

Investments

We target debt investments that will yield meaningful current income and provide the opportunity for capital appreciation through equity securities. We typically structure our debt investments with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve our total return target. In most cases, our debt investment will be collateralized by a first or second lien on the assets of the portfolio company. As of March 31, 2009, all of our debt investments were secured by first or second priority liens on the assets of the portfolio company.

Debt Investments

We tailor the terms of our debt investments to the facts and circumstances of the transaction and prospective portfolio company, negotiating a structure that seeks to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan. A substantial source of return is monthly cash interest that we collect on our debt investments. As of March 31, 2009, we directly originated 100% of our loans. We are currently focusing our new origination efforts on first lien loans.

•	First Lien Loans. Our first lien loans generally have terms of four to six years, provide for a variable or fixed interest rate, contain prepayment penalties and are secured by a first priority security interest in all existing and future assets of the borrower. Our first lien loans may take many forms, including revolving lines of credit, term loans and acquisition lines of credit.

•	Second Lien Loans. Our second lien loans generally have terms of five to six years, primarily provide for a fixed interest rate, contain prepayment penalties and are secured by a second priority security interest in all existing and future assets of the borrower. Our second lien loans often include payment-in-kind, or PIK, interest, which represents contractual interest accrued and added to the principal that generally becomes due at maturity. As of March 31, 2009, all second lien loans had intercreditor agreements requiring a standstill period of no more than 180 days.

•	Unsecured Loans. Although we currently do not have any investments in unsecured loans, we may in the future. We would expect any unsecured investments generally to have terms of five to six years and provide for a fixed interest rate. We may make unsecured investments on a stand-alone basis, or in conjunction with a senior secured loan, a junior secured loan or a “one-stop” financing. Our unsecured investments may include payment-in-kind, or PIK, interest, which represents contractual interest accrued and added to the principal that generally becomes due at maturity, and an equity component, such as warrants to purchase common stock in the portfolio company.

We typically structure our debt investments to include covenants that seek to minimize our risk of capital loss. Our debt investments have strong protections, including default penalties, information rights, board observation rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. Our debt investments also have substantial prepayment penalties designed to extend the life of the average loan, which we believe will help to grow our portfolio.

The 26 debt investments in our portfolio as of March 31, 2009, had a weighted average debt to EBITDA multiple of 3.6x calculated at the time of origination of the investment.

Equity Investments

When we make a debt investment, we may be granted equity in the company in the same class of security as the sponsor receives upon funding. In addition, we may from time to time make non-control, equity co-investments in conjunction with private equity sponsors. We generally seek to structure our equity investments, such as direct equity co-investments, to provide us with minority rights provisions and event-driven put rights. We also seek to obtain limited registration rights in connection with these investments, which may include “piggyback” registration rights.

Portfolio Management

Active Involvement in our Portfolio Companies

As a business development company we are obligated to offer to provide managerial assistance to our portfolio companies and to provide it if requested. In fact, we provide managerial assistance to our portfolio companies as a general practice and we seek investments where such assistance is appropriate. We monitor the financial trends of each portfolio company to assess the appropriate course of action for each company and to evaluate overall portfolio quality. We have several methods of evaluating and monitoring the performance of our investments, including but not limited to, the following:

•	review of monthly and quarterly financial statements and financial projections for portfolio companies;

•	periodic and regular contact with portfolio company management to discuss financial position, requirements and accomplishments;

•	attendance at board meetings;

•	periodic formal update interviews with portfolio company management and, if appropriate, the private equity sponsor; and

•	assessment of business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan.

Rating Criteria

In addition to various risk management and monitoring tools, we will also use an investment rating system to characterize and monitor the credit profile and our expected level of returns on each investment in our portfolio. We will use a five-level numeric rating scale. The following is a description of the conditions associated with each investment rating:

•	Investment Rating 1 is used for investments that are performing above expectations and/or a capital gain is expected.

•	Investment Rating 2 is used for investments that are performing substantially within our expectations, and whose risks remain neutral or favorable compared to the potential risk at the time of the original investment. All new loans are initially rated 2.

•	Investment Rating 3 is used for investments that are performing below our expectations and that require closer monitoring, but where we expect no loss of investment return (interest and/or dividends) or principal. Companies with a rating of 3 may be out of compliance with financial covenants.

•	Investment Rating 4 is used for investments that are performing below our expectations and for which risk has increased materially since the original investment. We expect some loss of investment return, but no loss of principal.

•	Investment Rating 5 is used for investments that are performing substantially below our expectations and whose risks have increased substantially since the original investment. Investments with a rating of 5 are those for which some loss of principal is expected.

In the event that we determine that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, we will undertake more aggressive monitoring of the effected portfolio company. While our investment rating system identifies the relative risk for each investment, the rating alone does not dictate the scope and/or frequency of any monitoring that we perform. The frequency of our monitoring of an investment is determined by a number of factors, including, but not limited to, the trends in the financial performance of the portfolio company, the investment structure and the type of collateral securing our investment, if any.

Exit Strategies/Refinancing

We expect to exit our investments typically through one of three scenarios: (i) the sale of the company resulting in repayment of all outstanding debt, (ii) the recapitalization of the company in which our loan is replaced with debt or equity from a third party or parties or (iii) the repayment of the initial or remaining principal amount of our loan then outstanding at maturity. In some investments, there may be scheduled amortization of some portion of our loan which would result in a partial exit of our investment prior to the maturity of the loan.

Determination of Net Asset Value and Valuation Process

Quarterly Net Asset Value Determinations

We will determine the net asset value per share of our common stock on a quarterly basis. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding.

We are required to report our investments that are not publicly traded or for which current market values are not readily available at fair value. The fair value is deemed to be the value at which an enterprise could be sold in a transaction between two willing parties other than through a forced or liquidation sale.

Under SFAS 157, which we adopted effective October 1, 2008, we perform detailed valuations of our debt and equity investments on an individual basis, using market based, income based, and bond yield approaches as appropriate.

Under the market approach, we estimate the enterprise value of the portfolio companies in which we invest. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, we analyze various factors, including the portfolio company’s historical and projected financial results. We generally require portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically, private companies are valued based on multiples of EBITDA (Earnings Before Interest. Taxes, Depreciation and Amortization), cash flows, net income, revenues, or in limited cases, book value.

Under the income approach, we generally prepare and analyze discounted cash flow models based on our projections of the future free cash flows of the business. We also use bond yield models to determine the present value of the future cash flow streams of our debt investments. We review various sources of transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assess the information in the valuation process.

We also may, when conditions warrant, utilize an expected recovery model, whereby we use alternate procedures to determine value when the customary approaches are deemed to be not as relevant or reliable.

Our Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of our investments:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the deal team within our investment adviser responsible for the portfolio investment;

•	Preliminary valuations are then reviewed and discussed with the principals of our investment adviser;

•	Separately, an independent valuation firm engaged by the Board of Directors prepares preliminary valuations on a selected basis and submits a report to us;

•	The deal team compares and contrasts their preliminary valuations to the report of the independent valuation firm and resolves any differences;

•	The deal team prepares a final valuation report for the Valuation Committee;

•	The Valuation Committee of our Board of Directors reviews the final valuation report, and the deal team responds and supplements the final valuation report to reflect any comments provided by the Valuation Committee;

•	The Valuation Committee makes a recommendation to the Board of Directors; and

•	The Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith.

The fair value of all of our investments at March 31, 2009, and September 30, 2008, was determined by our Board of Directors. Our board of directors is solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and consistently applied valuation process.

Our Board of Directors has engaged an independent valuation firm to provide us with valuation assistance with respect to at least 90% of the cost basis of our investment portfolio in any given quarter. Upon completion of its process each quarter, the independent valuation firm provides us with a written report regarding the preliminary valuations of selected portfolio securities as of the close of such quarter. We will continue to engage an independent valuation firm to provide us with assistance regarding our determination of the fair value of selected portfolio securities each quarter; however, our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith.

An independent valuation firm, Murray, Devine & Co., Inc., provided us with assistance in our determination of the fair value of 91.9% of our portfolio for the quarter ended December 31, 2007, 92.1% of our portfolio for the quarter ended March 31, 2008, 91.7% of our portfolio for the quarter ended June 30, 2008, 92.8% of our portfolio for the quarter ended September 30, 2008, 100% of our portfolio for the quarter ended December 31, 2008, and 88.7% of our portfolio for the quarter ended March 31, 2009 (or 96.0% of our portfolio excluding our investment in IZI Medical Products, Inc., which closed on March 31, 2009 and therefore was not part of the independent valuation process).

Determination of fair values involves subjective judgments and estimates. The notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Competition

We compete for investments with a number of business development companies and investment funds (including private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of financing. Many of these entities have greater financial and managerial resources than we do. We believe we are able to be competitive with these entities primarily on the basis of the experience and contacts of our management team, our responsive and efficient investment analysis and decision-making processes, the investment terms we offer, and our willingness to make smaller investments.

We believe that some of our competitors make first and second lien loans with interest rates and returns that are comparable to or lower than the rates and returns that we target. Therefore, we do not seek to compete solely on the interest rates and returns that we offer to potential portfolio companies. For additional information concerning the competitive risks we face, see “Risk Factors — Risk Relating to Our Business and Structure — We may face increasing competition for investment opportunities, which could reduce returns and result in losses.”

Employees

We do not have any employees. Our day-to-day investment operations are managed by our investment adviser. See “Investment Advisory Agreement.” Our investment adviser employs a total of sixteen investment professionals, including its six principals. In addition, we reimburse our administrator, FSC, Inc., for the allocable portion of overhead and other expenses incurred by it in performing its obligations under an administration agreement, including the compensation of our chief financial officer and chief compliance officer, and their staff. For a more detailed discussion of the administration agreement, see “Administration Agreement.”

Properties

We do not own any real estate or other physical properties materially important to our operation; however, we lease office space for our executive office at White Plains Plaza, 445 Hamilton Avenue, Suite 1206, White Plains, NY 10601. We also lease office space at 15233 Ventura Boulevard, Penthouse 2, Sherman Oaks, CA 91403. Our investment advisor also maintains additional office space at 500 W. Putnam Ave., Suite 400, Greenwich, CT 06830. We believe that our current office facilities are adequate for our business as we intend to conduct it.

Legal Proceedings

Although we may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise, we are currently not a party to any pending material legal proceedings.

PORTFOLIO COMPANIES

The following table sets forth certain information as of March 31, 2009, for each portfolio company in which we had a debt or equity investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments and the board observation or participation rights we may receive.

Name and Address of		Titles of Securities	Percentage of		Cost of	Fair Value of
Portfolio Company	Principal Business	Held by Us	Ownership	Loan Principal	Investment	Investment

American Hardwoods Industries Holdings, LLC
162 West Street	Lumber Products	Second Lien Term Loan	2.4%	$10,073,644	$1,707,688	$916,400
Cromwell, CT 06416		LLC Units			250,000	—
					1,957,688	916,400
Best Vinyl Acquisition Corporation
62 North, 1020 West	Building Products	Second Lien Term Loan	1.9%	7,000,000	6,748,330	6,704,802
American Fork, UT 84003		Series A Preferred Stock			253,846	253,846
		Common Stock			2,564	61,302
					7,004,740	7,019,950
Boot Barn
1520 S. Sinclair Street	Footwear and Apparel	Second Lien Term Loan	0.7%	21,838,888	21,639,131	21,361,618
Anaheim, CA 92806		Series A Preferred Stock			247,060	73,559
		Common Stock			131	—
					21,886,322	21,435,177
Caregiver Services, Inc.
10541 NW 117th Ave	Healthcare services	Second Lien Term Loan A	3.3%	9,285,298	8,729,047	8,753,034
Miami, FL 33122		Second Lien Term Loan B		14,023,011	13,121,747	13,157,806
		Series A Preferred Stock			1,080,398	940,386
					22,931,192	22,851,226
Cenegenics, LLC
851 South Rampart Boulevard	Healthcare services	First Lien Term Loan	1.0%	10,857,610	10,524,700	10,770,966
Las Vegas, NV 89145		Common Units			151,108	418,707
					10,675,808	11,189,673
CPAC, Inc.
2364 Leicester Road	Household Products &	Second Lien Term Loan	14.2%	11,029,737	5,532,903	1,953,743
Leicester, NY 14481	Specialty Chemicals	Common Stock			2,297,000	—
					7,829,903	1,953,743
Elephant & Castle, Inc.
1190 Hornsby Street	Restaurants	Second Lien Term Loan	6.1%	7,918,718	7,348,154	7,236,024
Vancouver, BC V6Z 2K5, Canada		Series A Preferred Stock			750,000	112,371
					8,098,154	7,348,395
Filet of Chicken
146 Forest Parkway	Food Distributors	Second Lien Term Loan		12,484,699	12,008,090	11,887,135
Forest Park, GA 30297					12,008,090	11,887,135

Fitness Edge, LLC
1100 Kings Highway	Leisure Facilities	First Lien Term Loan A	1.0%	2,000,000	1,987,007	1,918,194
Fairfield, CT 06825		First Lien Term Loan B		5,421,480	5,289,688	5,131,270
		Common Units			42,908	57,939
					7,319,603	7,107,403
Goldco, LLC
2330 Montgomery Highway	Restaurants	Second Lien Term Loan		7,862,908	7,750,407	7,803,323
Dothan, AL 36303					7,750,407	7,803,323

HealthDrive Corporation
25 Needham Street	Healthcare facilities	First Lien Term Loan A		7,900,000	7,831,578	7,181,345
Newtown, MA 02461		First Lien Term Loan B		10,025,021	9,855,021	9,043,744
		First Lien Revolver		1,000,000	983,000	963,944
					18,669,599	17,189,033
idX Corporation
3451 Rier Trail South	Merchandise Display	Second Lien Term Loan		13,181,664	12,954,164	12,889,165
St. Louis, MO 63045					12,954,164	12,889,165
IZI Medical Products, Inc.
7020 Tudsbury Road	Healthcare technology	First Lien Term Loan A		5,600,000	5,488,000	5,488,000
Baltimore, MD 21244		First Lien Term Loan B		17,000,000	16,206,245	16,206,245
		First Lien Revolver		—	(50,000)	(50,000)
		Preferred Units			453,755	453,755
					22,098,000	22,098,000
Lighting by Gregory, LLC

158 Bowery	Housewares &	First Lien Term Loan A	10.0%	4,250,003	4,185,363	2,627,336
New York, NY 10012	Specialties	First Lien Term Loan B		7,051,533	6,913,440	4,338,443
		Membership Interest			110,000	—
					11,208,803	6,965,779
Martini Park, LLC
55 Fifth Avenue, 16th Floor	Restaurants	First Lien Term Loan	5.0%	4,216,400	3,416,351	2,227,670
New York, NY 10003		Membership Interest			650,000	—
					4,066,351	2,227,670

Name and Address of		Titles of Securities	Percentage of		Cost of	Fair Value of
Portfolio Company	Principal Business	Held by Us	Ownership	Loan Principal	Investment	Investment

MK Network, LLC
200 Corporate Place	Healthcare technology	First Lien Term Loan A	2.4%	$9,500,000	$9,167,631	$8,989,316
Rocky Hill, CT 06067		First Lien Term Loan B		5,371,615	5,082,632	4,983,899
		First Lien Revolver		—	—	—
		Membership Units			771,575	128,536
					15,021,838	14,101,751
Nicos Polymers & Grinding Inc.
21 East 40th Street	Environmental &	First Lien Term Loan A	2.7%	3,123,222	3,102,965	2,846,470
New York, NY 10016	facilities services	First Lien Term Loan B		5,882,276	5,713,750	5,241,479
		Membership Interest			168,086	—
					8,984,801	8,087,949
O’Currance, Inc.
1785 South, 4130 West	Data Processing &	First Lien Term Loan A	5.1%	10,314,991	10,126,682	10,137,999
Salt Lake City, UT 84104	Outsourced Services	First Lien Term Loan B		3,207,341	3,156,378	3,159,906
		Preferred Membership Interest			130,413	71,164
		Membership Interest			250,000	—
					13,663,473	13,369,069
Pacific Press Technologies, Inc.
714 Walnut Street	Capital Goods	Second Lien Term Loan	3.4%	9,677,913	9,456,575	9,783,839
Mount Carmel, IL 62863		Common Stock			344,513	516,828
					9,801,088	10,300,667
Premier Trailer Leasing, Inc.
211 West Franklin Street	Trailer Leasing	Second Lien Term Loan	1.0%	17,563,450	17,064,270	12,418,047
Grapevine, TX 76051	Services	Common Stock			1,140	—
					17,065,410	12,418,047
Rail Acquisition Corp.
1791 West Dairy	Manufacturing -	First Lien Term Loan		15,859,602	15,579,195	15,523,110
Tucson, AZ 85705	Mechanical Products				15,579,195	15,523,110

Rose Tarlow, Inc.
8454 Melrose Place	Home Furnishing Retail	First Lien Term Loan	7.0%	10,062,630	9,873,347	7,895,226
Los Angeles, CA 90069		First Lien Revolver		1,550,000	1,537,514	1,356,869
		Membership Interest			1,275,000	—
		Membership Interest			25,000	—
					12,710,861	9,252,095
Storytellers Theaters Corporation
2209 Miguel Chavez Road	Entertainment -	First Lien Term Loan	3.4%	7,229,530	7,109,538	7,141,829
Santa Fe, NM 87505	Theaters	First Lien Revolver		—	(17,499)	(17,499)
		Common Stock			169	—
					200,000	133,454
					7,292,208	7,257,784
TBA Global, LLC
21700 Oxnard Street	Media: Advertising	Second Lien Term Loan A	2.0%	2,557,692	2,546,024	2,262,985
Woodland Hills, CA 91367		Second Lien Term Loan B		10,580,959	10,135,404	9,012,582
		Senior Preferred Shares			215,975	—
		Series A Shares			191,977	—
					13,089,380	11,275,567
Traffic Control & Safety Corporation
815 Waiakamilo Rd #C	Construction and	Second Lien Term Loan	0.7%	19,024,152	18,808,539	18,442,807
Honolulu, HI 96817	Engineering	Series B Preferred Stock			247,500	77,712
		Common Stock			2,500	—
					19,058,539	18,520,519
Western Emulsions, Inc.
3450 East 36th Street	Emulsions	Second Lien Term Loan		9,784,219	9,610,219	9,788,669
Tucson, AZ 85713	Manufacturing				9,610,219	9,788,669

Total investments					$318,335,836	$290,777,299

Description of Portfolio Companies

Set forth below is a brief description of each of our portfolio companies as of March 31, 2009.

•	American Hardwoods Industries LLC manufactures and distributes hardwood products.

•	Best Vinyl Acquisition Corporation is a vinyl fence installer and distributor in the Western United States.

•	Boot Barn is a western-themed specialty retailer.

•	Caregiver Services, Inc. is a nurse registry in Florida that provides in home assisted living services.

•	Cenegenics, LLC is an age management medicine organization that evaluates and provides therapy with a focus on optimal health, wellness, and prevention.

•	CPAC, Inc. manufactures and markets specialty chemicals and related accessories for household and commercial cleaning, personal care, and photo-processing applications.

•	Elephant & Castle Group, Inc. owns, operates and franchises full-service British pub themed restaurants.

•	Filet of Chicken (formerly known as FOC Acquisition LLC) is a processor of frozen chicken products.

•	Fitness Edge, LLC operates fitness clubs in Fairfield County, Connecticut.

•	Goldco, Inc. owns and operates Burger King quick serve restaurants as a franchisee in Alabama, Florida, and Georgia.

•	Healthdrive Corporation is a provider of multi-specialty, on-site healthcare services to residents of its extended care facilities.

•	idX Corporation is a global provider of merchandise display solutions.

•	IZI Medical Products, Inc. is a provider of medical markers used in procedures in Radiology, Radiation Therapy, Orthopedics, Ear, Nose, and Throat, and Image Guided Surgeries.

•	Lighting by Gregory, LLC is a retailer that sells brand-name luxury lighting products through a website and a traditional brick-and-mortar showroom.

•	Martini Park LLC is a nightlife concept offering live entertainment, DJ music, menu of finger food, and a selection of martinis as well as cocktails, wines, and spirits.

•	MK Network, LLC is a medical communications and continuing medical education company. MK Network’s medical communication services assist pharmaceutical and biotechnology brand teams with educating healthcare professionals on the features, benefits and appropriate prescribing of drugs.

•	Nicos Polymers & Grinding, Inc. provides post-industrial plastic size reduction and reclamation services.

•	O’Currance, Inc. provides telemarketing, telesales, and call center operations for clients in a wide range of industries. It deploys a unique mix of home-based and brick and mortar center-based sales representatives to handle inbound consumer calls from marketing promotions.

•	Pacific Press Technologies, Inc. is a leading manufacturer of a wide range of highly engineered, specialized plastic and metal forming equipment, as well as complementary tooling, parts, refurbishment and repair and maintenance services.

•	Premier Trailer and Leasing, Inc. provides long-term and short-term leases on truck trailers for periods ranging from a single month to several years.

•	Rail Acquisition Corp. is a designer, manufacturer, and distributor of linear slides and precision mechanical and electro-mechanical products for original equipment manufacturers in the computer hardware, telecommunications, and industrial equipment markets.

•	Rose Tarlow, Inc. is a designer and marketer of high-end furniture and fabric products.

•	Storytellers Theaters Corporation is an operator of theaters in New Mexico, Colorado, Arizona, and Wyoming.

•	TBA Global, LLC engages in designing, producing, and executing corporate events and consumer marketing programs.

•	Traffic Control and Safety Corporation sells, rents, and services traffic control equipment and personal safety supplies. It also provides safety training seminars and designs and implements traffic control plans.

•	Western Emulsions, Inc. is a supplier of specialty patented and standard asphalt emulsions and raw asphalt used for roadway pavement preservation, repair, and restoration projects with operations in Tucson, AZ and Irwindale, CA.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors appoints our officers, who serve at the discretion of the Board of Directors. The responsibilities of the Board of Directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. The Board of Directors has an Audit Committee, a Nominating and Corporate Governance Committee and a Valuation Committee, and may establish additional committees from time to time as necessary.

Board of Directors and Executive Officers

Our Board of Directors consists of seven members, five of whom are classified under applicable New York Stock Exchange listing standards by our Board of Directors as “independent” directors and under Section 2(a)(19) of the 1940 Act as non-interested persons. Pursuant to our restated certificate of incorporation, our Board of Directors is divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Our restated certificate of incorporation also gives our Board of Directors sole authority to appoint directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

Directors

Information regarding our Board of Directors is set forth below. We have divided the directors into two groups — independent directors and interested directors. Interested directors are “interested persons” of Fifth Street Finance Corp. as defined in Section 2(a)(19) of the 1940 Act.

The address for each director is c/o Fifth Street Finance Corp., White Plains Plaza, 445 Hamilton Avenue, Suite 1206, White Plains, NY 10601.

		Director	Expiration of
Name	Age	Since	Term

Independent Directors
Adam C. Berkman	42	2007	2012
Brian S. Dunn	37	2007	2011
Byron J. Haney	48	2007	2011
Frank C. Meyer	65	2007	2010
Douglas F. Ray	41	2007	2010
Interested Directors
Leonard M. Tannenbaum	37	2007	2012
Bernard D. Berman	38	2009	2012

Executive Officers

The following persons serve as our executive officers in the following capacities:

Name	Age	Position(s) Held

Leonard M. Tannenbaum	37	Chief Executive Officer and President
Bernard D. Berman	38	Chief Compliance Officer, Executive Vice President and Secretary
William H. Craig	52	Chief Financial Officer
Marc A. Goodman	51	Chief Investment Officer

The address for each executive officer is c/o Fifth Street Finance Corp., White Plains Plaza, 445 Hamilton Avenue, Suite 1206, White Plains, NY 10601.

Biographical Information

Independent Directors

•	Adam C. Berkman. Mr. Berkman has been a member of our Board of Directors since December 2007. Mr. Berkman has over 19 years of experience in strategy, operations, finance and business development in the consumer products, importing and manufacturing, wholesale distribution, business services and information technology industries. Since September 2007, he has served as chief operating officer of Adrianna Papell LLC, an apparel company. From February 2006 to May 2007, Mr. Berkman served as the chief financial officer of Accessory Network LLC, and from May 2003 to January 2006, he served as the chief financial officer of Amerex Group, Inc, each of which is an apparel/accessory firm. Prior to this, from August 2001 to February 2003, he was the vice president of business development at Accruent, Inc., a leading real estate performance management software solutions company. Mr. Berkman also co-founded MyContracts, a predecessor of Accruent, Inc., and was a member of its Board of Directors from June 1999 to August 2001. Mr. Berkman is a Certified Public Accountant who began his career at Price Waterhouse, a predecessor to PricewaterhouseCoopers LLP, and earned his B.A. from Duke University and M.B.A. in finance and accounting from the NYU Stern School of Business.

•	Brian S. Dunn. Mr. Dunn has been a member of our Board of Directors since December 2007. Mr. Dunn has over 14 years of marketing, logistical and entrepreneurial experience. He founded and turned around direct marketing divisions for several consumer-oriented companies. Since June 2006, Mr. Dunn has been the marketing director for Lipenwald, Inc., a direct marketing company that markets collectibles and mass merchandise. Prior to that, from February 2001 to June 2006, he was sole proprietor of BSD Trading/Consulting. Mr. Dunn graduated from the Wharton School of the University of Pennsylvania in 1993 with a B.S. in Economics.

•	Byron J. Haney. Mr. Haney has been a member of our Board of Directors since December 2007. From 1994 until 2009, Mr. Haney worked for Resurgence Asset Management LLC, during which time he most recently served as managing director and chief investment officer. Mr. Haney currently serves on the Board of Directors of Sterling Chemicals, Inc., and Furniture.com. Mr. Haney has more than 20 years of business experience, including serving as chief financial officer of a private retail store chain and serving as an auditor with Touche Ross & Co., a predecessor of Deloitte & Touche LLP. Mr. Haney is a Certified Public Accountant. He earned his B.S. in Business Administration from the University of California at Berkeley and his M.B.A. from the Wharton School of the University of Pennsylvania.

•	Frank C. Meyer. Mr. Meyer has been a member of our Board of Directors since December 2007. Mr. Meyer is a private investor who was chairman of Glenwood Capital Investments, LLC, an investment adviser specializing in hedge funds, which he founded in January of 1988 and from which he resigned in January of 2004. As of October of 2000, Glenwood has been a wholly-owned subsidiary of the Man Group, PLC, an investment adviser based in England specializing in alternative investment strategies. Since leaving Glenwood in 2004, Mr. Meyer has focused on serving as a director for various companies. During his career, Mr. Meyer has served as an outside director on a several companies, including Quality Systems, Inc. (a public company specializing in software for medical and dental professionals), Bernard Technologies, Inc. (a firm specializing in development of industrial processes using chlorine dioxide), and Centurion Trust Company of Arizona (where he served as a non-executive Chairman until its purchase by GE Financial). Currently, he is on the Board of Directors of Einstein-Noah Restaurant Group, Inc., a firm operating in the quick casual segment of the restaurant industry, and United Capital Financial Partners, Inc., a firm that converts transaction-oriented brokers into fee-based financial planners. Mr. Meyer received his B.A. and M.B.A. from the University of Chicago.

•	Douglas F. Ray. Mr. Ray has been a member of our Board of Directors since December 2007. Since August 1995 Mr. Ray has worked for Seavest Inc., a private investment and wealth management firm based in White Plains, New York during which time he most recently served as the president. Mr. Ray has more than

12 years experience acquiring, developing, financing and managing a diverse portfolio of real estate investments, including two healthcare properties funds. Mr. Ray serves on the Board of Directors of Nat Nast, Inc., a luxury men’s apparel company. Prior to joining Seavest, Mr. Ray worked in Washington, D.C. on the staff of U.S. Senator Arlen Specter and as a research analyst with the Republican National Committee. Mr. Ray holds a B.A. from the University of Pittsburgh.

Interested Directors

•	Leonard M. Tannenbaum, CFA. Mr. Tannenbaum has been the chairman of our Board of Directors since October 2007. He is also our president and chief executive officer and the managing partner of our investment adviser. Since founding his first private investment firm in 1998, Mr. Tannenbaum has founded a number of private investment firms, including Fifth Street Capital LLC, and he has served as managing member of each firm. Prior to launching his first firm, Mr. Tannenbaum gained extensive small-company experience as an equity analyst for Merrill Lynch and a partner in a $50 million small company hedge fund. In addition to serving on our Board of Directors, Mr. Tannenbaum has served on the Boards of Directors of five other public companies, including Einstein Noah Restaurant Group, Inc., Assisted Living Concepts, Inc., WesTower Communications, Inc., Cortech, Inc. and General Devices, Inc. Mr. Tannenbaum has also served on four audit committees and five compensation committees, of which he has acted as chairperson for one of such audit committees and four of such compensation committees. Mr. Tannenbaum graduated from the Wharton School of the University of Pennsylvania, where he received a B.S. in Economics. Subsequent to his undergraduate degree from the University of Pennsylvania, Mr. Tannenbaum received an M.B.A. in Finance from the Wharton School as part of the Submatriculation Program. He is a holder of the Chartered Financial Analyst designation and he is also a member of the Young Presidents’ Organization. Mr. Tannenbaum has 14 years experience lending to and investing in small and mid-sized companies.

•	Bernard D. Berman. Mr. Berman is our chief compliance officer, executive vice president and secretary. Mr. Berman is also a partner of Fifth Street Management and a partner of Fifth Street Capital LLC. Mr. Berman joined Fifth Street Capital LLC in 2004. He is responsible for the structuring of all investments, overseeing legal issues, and firm-wide risk management. Mr. Berman has thirteen years of legal experience, including structuring and negotiating a variety of investment transactions. Prior to joining Fifth Street Capital LLC, he was a corporate attorney with the law firm Riemer & Braunstein LLP from 2000 — 2004. Mr. Berman graduated from Boston College Law School (cum laude). He received a B.S. in Finance from Lehigh University (with high honors). Mr. Berman has 10 years experience lending to and investing in small and mid-sized companies, which includes five years experience representing clients, including one of Mr. Tannenbaum’s private investment firms, in connection with lending to and investing in small and mid-sized companies.

Non-Director Executive Officers

•	William H. Craig. Mr. Craig joined Fifth Street in October 2007 and is our chief financial officer. Prior to joining Fifth Street, from March 2005 to October 2007, Mr. Craig was an executive vice president and chief financial officer of Vital-Signs, Inc., a medical device manufacturer (NASDAQ: VITL). Prior to that, from January 2004 to March 2005, he worked as an interim chief financial officer and Sarbanes-Oxley consultant. From 1999 to 2004, Mr. Craig served as an executive vice president for finance and administration and chief financial officer for Matheson Trigas, Inc., a manufacturer and marketer of industrial gases and related equipment. Mr. Craig’s prior experience includes stints at GE Capital, Deloitte & Touche LLP, and GMAC, as well as merchant banking. Mr. Craig has an M.B.A. from Texas A&M University and a B.A. from Wake Forest University. Mr. Craig is a Certified Public Accountant. Mr. Craig has 13 years experience lending to and investing in small and mid-sized companies.

•	Marc A. Goodman. Mr. Goodman serves as our chief investment officer, a senior partner of Fifth Street Management and co-head of the Investment Committee of Fifth Street Management. Mr. Goodman has over 18 years of experience advising on, restructuring, and negotiating investments. Mr. Goodman is responsible for all portfolio management. Prior to joining Fifth Street Capital LLC in 2004, from 2003 to 2004, Mr. Goodman was a partner of Triax Capital Advisors, a consulting firm that provides management and financial advisory services to distressed companies. Mr. Goodman also served as the president of Cross River Consulting, Inc. from June 1998 to January 2005. Previously, he was with the law firm of Kramer, Levin, Naftalis & Frankel LLP and the law firm of Otterbourg, Steindler, Houston & Rosen, P.C. Mr. Goodman graduated from Cardozo Law School, and has a B.A. in Economics from New York University. Mr. Goodman has 9 years experience lending to and investing in small and mid-sized companies.

Committees of the Board of Directors

Our Board of Directors met six times during our 2008 fiscal year. Our Board of Directors has established the committees described below. Our Corporate Governance Policy, Code of Business Conduct and Ethics, our and our investment adviser’s Code of Ethics as required by the 1940 Act and our Board Committee charters are available at our corporate governance webpage at http://ir.fifthstreetfinance.com/governance.cfm and are also available to any stockholder who requests them by writing to our secretary, Bernard Berman, at Fifth Street Finance Corp., 445 Hamilton Avenue, Suite 1206, White Plains, NY 10601, Attention: Corporate Secretary.

Audit Committee

The Audit Committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefore), reviewing the independence of our independent accountants and reviewing the adequacy of our internal control over financial reporting. The members of the Audit Committee are Messrs. Berkman, Dunn, and Haney, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the New York Stock Exchange corporate governance listing standards. Mr. Haney serves as the chairman of the Audit Committee. Our Board of Directors has determined that Mr. Haney is an “audit committee financial expert” as defined under SEC rules. The Audit Committee met four times during our 2008 fiscal year.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for determining criteria for service on the board, identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board of Directors or a committee of the board, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the self-evaluation of the Board of Directors and its committees and evaluation of our management. The Nominating and Corporate Governance Committee considers nominees properly recommended by our stockholders. The members of the Nominating and Corporate Governance Committee are Messrs. Dunn, Haney and Ray, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the New York Stock Exchange corporate governance listing standards. Mr. Dunn serves as the chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee did not meet during our 2008 fiscal year.

The Nominating and Corporate Governance Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our restated and amended bylaws and any other applicable law, rule or regulation regarding director nominations. Stockholders may submit candidates for nomination for our board of directors by writing to: Board of Directors, Fifth Street Finance Corp., 445 Hamilton Avenue, Suite 1206, White Plains, NY 10601. When submitting a nomination to us for consideration, a stockholder must provide certain information about each person whom the stockholder proposes to nominate for election as a director, including: (i) the name, age, business address and residence address of the person; (ii) the principal occupation or employment or the person; (iii) the class or series and number of shares of our capital stock owned beneficially or of record by the persons; and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by the proposed nominee’s written consent to be named as a nominee and to serve as a director if elected.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following facts:

•	the appropriate size and composition of our Board;

•	our needs with respect to the particular talents and experience of our directors;

•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of our Board;

•	the capacity and desire to serve as a member of our board of directors and to represent the balanced, best interests of our stockholders as a whole;

•	experience with accounting rules and practices; and

•	the desire to balance the considerable benefit of continuity with the periodic addition of the fresh perspective provided by new members.

The Nominating and Corporate Governance Committee’s goal is to assemble a board of directors that brings us a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider such other factors as it may deem are in our best interests and those of our stockholders. The Nominating and Corporate Governance Committee also believes it appropriate for certain key members of our management to participate as members of the Board.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee or the Board decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating and Corporate Governance Committee and Board are polled for suggestions as to individuals meeting the criteria of the Nominating and Corporate Governance Committee. Research may also be performed to identify qualified individuals. We have not engaged third parties to identify or evaluate or assist in identifying potential nominees to the Board.

Valuation Committee

The Valuation Committee establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of our loans and investments. The Valuation Committee is responsible for reviewing and approving for submission to our Board of Directors, in good faith, the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. The Board of Directors and Valuation Committee will utilize the services of an independent valuation firm to help determine the fair value of these securities. The Valuation Committee is presently composed of Messrs. Berkman, Meyer and Ray, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the New York Stock Exchange corporate governance listing standards. Mr. Meyer serves as Chairman of the Valuation Committee. The Valuation Committee met on four occasions during our 2008 fiscal year.

Compensation committee

The Compensation Committee is responsible for reviewing and approving the reimbursement by us of the compensation of our chief financial officer and chief compliance officer, and their staff. The current members of the Compensation Committee are Messrs. Dunn, Meyer and Ray, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the NYSE corporate governance listing standards. Mr. Ray serves as the chairman of the Compensation Committee. As discussed below, currently, none of our executive officers are compensated by us. The Compensation Committee did not meet during our 2008 fiscal year.

Executive Compensation

Compensation of Directors

The following table sets forth compensation of our directors, for the year ended September 30, 2008.

	Fees Earned or	All Other
Name	Paid in Cash(1)	Compensation(2)	Total

Interested Directors
Leonard M. Tannenbaum	—	—	—
Bruce E. Toll(3)	$4,000	—	$4,000
Independent Directors
Adam C. Berkman	$39,500	—	$39,500
Brian S. Dunn	$46,000	—	$46,000
Byron J. Haney	$58,000	—	$58,000
Frank C. Meyer	$65,000	—	$65,000
Douglas F. Ray	$36,500	—	$36,500

(1)	For a discussion of the independent directors’ compensation, see below.

(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

(3)	Mr. Toll did not stand for re-election at the 2009 annual meeting and his term expired at such meeting.

The independent directors receive an annual retainer fee of $25,000, payable once per year if the director attends at least 75% of the meetings held during the previous year, plus $2,000 for each board meeting in which the director attended in person and $1,000 for each board meeting in which the director participated other than in person, and reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting. The independent directors also receive $1,000 for each committee meeting in which they attend in person and $500 for each committee meeting in which they participate other than in person, in connection with each committee meeting of the Board of Directors that they attend, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting not held concurrently with a board meeting.

In addition, the Chairman of the Audit Committee receives an annual retainer of $20,000, while the Chairman of the Valuation Committee and the Chairman of the Nominating and Corporate Governance Committee each receive an annual retainer of $30,000 and $5,000, respectively. No compensation is paid to directors who are interested persons of the Company as defined in the 1940 Act, except that we paid Mr. Toll all applicable board fees.

Compensation of Executive Officers

None of our executive officers receive direct compensation from us. The compensation of the principals and other investment professionals of our investment adviser is paid by our investment adviser. Compensation paid to Mr. Craig, our chief financial officer and Mr. Berman, our chief compliance officer, is set by our administrator, FSC, Inc., and is subject to reimbursement by us of an allocable portion of such compensation for services rendered to us. For fiscal year 2008, we reimbursed FSC, Inc. approximately $978,000 for the allocable portion of compensation expenses incurred by FSC, Inc. Pursuant to the administration agreement with FSC, Inc., this reimbursement includes compensation to Mr. Craig for his services as chief financial officer and chief compliance officer, as well as other finance staff and support personnel.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of our investment adviser, and its Investment Committee, which currently consists of Leonard M. Tannenbaum, our chief executive officer and president and managing partner of our investment adviser, Marc A. Goodman, our chief investment officer and senior partner of our investment adviser, Bernard D. Berman, our chief compliance officer, executive vice president and secretary and a partner of our investment adviser, and Ivelin M. Dimitrov, a partner of our investment adviser. For more information regarding the business experience of Messrs. Tannenbaum, Berman, Goodman and Dimitrov, see “Business — The Investment Adviser,” “— Biographical Information — Interested Directors” and “— Non-Director Executive Officers.”

Investment Personnel

Our investment adviser’s investment personnel consists of its portfolio managers and principals, Messrs. Tannenbaum, Goodman, Alva, Berman, Dimitrov and Craig, who, in addition to our investment adviser’s Investment Committee, are primarily responsible for the day-to-day management of our portfolio.

The portfolio managers of our investment adviser will not be employed by us, and will receive no compensation from us in connection with their activities. The portfolio managers receive compensation that includes an annual base salary, an annual individual performance bonus, contributions to 401(k) plans, and a portion of the incentive fee or carried interest earned in connection with their services.

As of March 31, 2009, the portfolio managers of our investment adviser were also responsible for the day-to-day portfolio management of Fifth Street Mezzanine Partners II, L.P., a private investment fund that as of that date had total commitments of $157 million and assets of approximately $88 million. Fifth Street Mezzanine Partners II, L.P. and Fifth Street have similar investment objectives, however, Fifth Street Mezzanine Partners II, L.P. generally is fully committed and, other than follow-on investments in existing portfolio companies, is no longer making investments. However, the portfolio managers of our investment adviser could face conflicts of interest in the allocation of investment opportunities to Fifth Street and Fifth Street Mezzanine Partners II, L.P. in certain circumstances.

Below are the biographies for the portfolio managers whose biographies are not included elsewhere in this prospectus.

•	Juan E. Alva. Mr. Alva is a partner of our investment adviser. Mr. Alva joined our investment adviser in January 2007 and is Head of Origination, responsible for deal origination. From March 1993 to January 2000, he worked at Goldman, Sachs & Co., in its investment banking division, focusing on mergers & acquisitions and corporate finance transactions. Mr. Alva was also chief financial officer of ClickServices.com, Inc., a software company, from 2000 to 2002, and most recently, from 2003 to 2006 he was a senior investment banker at Trinity Capital LLC, a boutique investment bank focused on small-cap transactions. Mr. Alva graduated from the University of Pennsylvania with a B.S. from the Wharton School and a B.S.E. from the School of Engineering and Applied Science. Mr. Alva has three years experience lending to and investing in small and mid-sized companies.

•	Ivelin M. Dimitrov. Mr. Dimitrov is a partner of our investment adviser. Mr. Dimitrov joined our investment adviser in May 2005 and is responsible for evaluation of new investment opportunities, deal structuring, and portfolio monitoring, in addition to managing the Associate and Analyst team. Mr. Dimitrov is the chairman of our investment adviser’s internal valuation committee. He has prior experience in financial analysis, valuation, and investment research working with companies in Europe, as well as the United States. Mr. Dimitrov graduated from the Carroll Graduate School of Management at Boston College with an M.S. in Finance and has a B.S. in Business Administration from the University of Maine. Mr. Dimitrov is a Level III CFA Candidate. Mr. Dimitrov has four years experience lending to and investing in small and mid-sized companies.

The table below shows the dollar range of shares of common stock beneficially owned by each portfolio manager of our investment adviser as of July 1, 2009.

Name of Portfolio Manager	Dollar Range of Equity Securities in Fifth Street(1)(2)(3)

Leonard M. Tannenbaum	Over $1,000,000
Marc A. Goodman	$500,001 — $1,000,000
Juan E. Alva	$100,001 — $500,000
Bernard D. Berman	$50,001 — $100,000
Ivelin M. Dimitrov	$10,001 — $50,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equity securities beneficially owned by our directors is based on a stock price of $10.08 per share as of July 1, 2009.

(3)	The dollar range of equity securities beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

INVESTMENT ADVISORY AGREEMENT

Overview of Our Investment Adviser

Management Services

Our investment adviser, Fifth Street Management, is registered as an investment adviser under the Investment Advisers Act of 1940, or the “Advisers Act.” Our investment adviser serves pursuant to the investment advisory agreement in accordance with the 1940 Act. Subject to the overall supervision of our Board of Directors, our investment adviser manages our day-to-day operations and provides us with investment advisory services. Under the terms of the investment advisory agreement, our investment adviser:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	determines what securities we purchase, retain or sell;

•	identifies, evaluates and negotiates the structure of the investments we make; and

•	executes, monitors and services the investments we make.

Our investment adviser’s services under the investment advisory agreement may not be exclusive and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Management Fee

Base Management Fee

We pay our investment adviser a fee for its services under the investment advisory agreement consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee payable to our investment adviser and any incentive fees earned by our investment adviser will ultimately be borne by our common stockholders.

The base management fee is calculated at an annual rate of 2% of our gross assets, which includes any borrowings for investment purposes. The base management fee is payable quarterly in arrears, and is calculated based on the value of our gross assets at the end of each fiscal quarter, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during such quarter. The base management fee for any partial month or quarter will be appropriately pro rated.

Incentive Fee

The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on our “Pre-Incentive Fee Net Investment Income” for the immediately preceding fiscal quarter. For this purpose, “Pre-

Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the fiscal quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement with FSC, Inc., and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding fiscal quarter, will be compared to a “hurdle rate” of 2% per quarter (8% annualized), subject to a “catch-up” provision measured as of the end of each fiscal quarter. Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee. The operation of the incentive fee with respect to our Pre-Incentive Fee Net Investment Income for each quarter is as follows:

•	no incentive fee is payable to the investment adviser in any fiscal quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2% (the “preferred return” or “hurdle”).

•	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any fiscal quarter (10% annualized) is payable to the investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.5% in any fiscal quarter.

•	20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any fiscal quarter (10% annualized) is payable to the investment adviser once the hurdle is reached and the catch-up is achieved.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on “Pre-Incentive Fee Net Investment Income”
Pre-Incentive Fee Net Investment Income
(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment
Income allocated to income-related portion of incentive fee

The second part of the incentive fee is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date), commencing on September 30, 2008, and equals 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees, provided that, the incentive fee determined as of September 30, 2008 was calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from inception.

Example 1: Income Related Portion of Incentive Fee for Each Fiscal Quarter

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate(1) = 2%

Management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income − (management fee + other expenses) = 0.55%

Pre-Incentive Fee Net Investment Income does not exceed hurdle rate, therefore there is no income-related incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.9%

Hurdle rate(1) = 2%

Management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income − (management fee + other expenses) = 2.2%

Incentive fee = 100% × Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)
= 100% × (2.2% – 2%)
= 0.2%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the income related portion of the incentive fee is 0.2%.

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%

Hurdle rate(1) = 2%

Management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income − (management fee + other expenses) = 2.8%

Incentive fee = 100% × Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)

Incentive fee = 100% × “catch-up” + (20% × (Pre-Incentive Fee Net Investment Income – 2.5%))

Catch up = 2.5% – 2%
= 0.5%

Incentive fee = (100% × 0.5%) + (20% × (2.8% – 2.5%))
= 0.5% + (20% × 0.3%)
= 0.5% + 0.06%
= 0.56%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, and fully satisfies the “catch-up” provision, therefore the income related portion of the incentive fee is 0.56%.

(1)	Represents 8% annualized hurdle rate.

(2)	Represents 2% annualized base management fee.

(3)	Excludes organizational and offering expenses.

(4)	The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our net investment income exceeds 2.5% in any fiscal quarter.

Example 2: Capital Gains Portion of Incentive Fee(*):

Alternative 1:

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

Year 3: FMV of Investment B determined to be $25 million

Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

Year 1: None

Year 2: Capital gains incentive fee of $6 million — ($30 million realized capital gains on sale of Investment A multiplied by 20%)

Year 3: None — $5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

Year 4: Capital gains incentive fee of $200,000 — $6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains incentive fee taken in Year 2)

Alternative 2

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4: FMV of Investment B determined to be $35 million

Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

Year 1: None

Year 2: $5 million capital gains incentive fee — 20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

Year 3: $1.4 million capital gains incentive fee(1) — $6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains incentive fee received in Year 2

Year 4: None

Year 5: None — $5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains incentive fee paid in Year 2 and Year 3(2)

*	The hypothetical amounts of returns shown are based on a percentage of our total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.

(1)	As illustrated in Year 3 of Alternative 1 above, if Fifth Street were to be wound up on a date other than its fiscal year end of any year, Fifth Street may have paid aggregate capital gains incentive fees that are more than the amount of such fees that would be payable if Fifth Street had been wound up on its fiscal year end of such year.

(2)	As noted above, it is possible that the cumulative aggregate capital gains fee received by our investment adviser ($6.4 million) is effectively greater than $5 million (20% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($25 million)).

Payment of Our Expenses

Our primary operating expenses are the payment of a base management fee and any incentive fees under the investment advisory agreement and the allocable portion of overhead and other expenses incurred by FSC, Inc. in performing its obligations under the administration agreement. Our investment management fee compensates our investment adviser for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	offering expenses;

•	the investigation and monitoring of our investments;

•	the cost of calculating our net asset value;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•	management and incentive fees payable pursuant to the investment advisory agreement;

•	fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms);

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events);

•	federal and state registration fees;

•	any exchange listing fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	costs of proxy statements, stockholders’ reports and notices;

•	costs of preparing government filings, including periodic and current reports with the SEC;

•	fidelity bond, liability insurance and other insurance premiums; and

•	printing, mailing, independent accountants and outside legal costs and all other direct expenses incurred by either our investment adviser or us in connection with administering our business, including payments under the administration agreement that will be based upon our allocable portion of overhead and other expenses incurred by FSC, Inc. in performing its obligations under the administration agreement and the compensation of our chief financial officer and chief compliance officer, and their staff.

Duration and Termination

The investment advisory agreement was first approved by our Board of Directors on December 13, 2007 and by a majority of the limited partners of Fifth Street Mezzanine Partners III, L.P. through a written consent first solicited on December 14, 2007. On March 14, 2008, our Board of Directors, including all of the directors who are not “interested persons” as defined in the 1940 Act, approved an amendment to the investment advisory agreement that revised the investment advisory agreement to clarify the calculation of the base management fee. Such amendment was also approved by a majority of our outstanding voting securities through a written consent first solicited on April 7, 2008. Unless earlier terminated as described below, the investment advisory agreement, as amended, will remain in effect for a period of two years from the date it was approved by the Board of Directors and will remain in effect from year-to-year thereafter if approved annually by the Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment advisory agreement will automatically terminate in the event of its assignment. The investment advisory agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. The investment advisory agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities.

Indemnification

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, our investment adviser and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our investment adviser’s services under the investment advisory agreement or otherwise as our investment adviser.

Organization of our Investment Adviser

Our investment adviser is a Delaware limited liability company that registered as an investment adviser under the Advisers Act. The principal address of our investment adviser is White Plains Plaza, 445 Hamilton Avenue, Suite 1206, White Plains, NY 10601.

Board Approval of the Investment Advisory Agreement

At a meeting of our Board of Directors held on December 13, 2007, our Board of Directors unanimously voted to approve the investment advisory agreement and the administration agreement. In reaching a decision to approve the investment advisory agreement and the administration agreement, the Board of Directors reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by Fifth Street Management;

•	the fee structures of comparable externally managed business development companies that engage in similar investing activities; and

•	various other matters.

Based on the information reviewed and the discussions detailed above, the Board of Directors, including all of the directors who are not “interested persons” as defined in the 1940 Act, concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and approved the investment advisory agreement and the administration agreement as being in the best interests of our stockholders.

On March 14, 2008, our Board of Directors, including all of the directors who are not “interested persons” as defined in the 1940 Act, approved an amendment to the investment advisory agreement that revised the investment advisory agreement to clarify the calculation of the base management fee. In reaching the decision to approve the amendment, our Board of Directors, including all of the directors who are not “interested persons” as defined in the 1940 Act, followed the same process, and made the same findings, as described above.

ADMINISTRATION AGREEMENT

We have also entered into an administration agreement with FSC, Inc. under which FSC, Inc. provides administrative services for us, including office facilities and equipment and clerical, bookkeeping and recordkeeping services at such facilities. Under the administration agreement, FSC, Inc. also performs, or oversees the performance of, our required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, FSC, Inc. assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. For providing these services, facilities and personnel, we reimburse FSC, Inc. the allocable portion of overhead and other expenses incurred by FSC, Inc. in performing its obligations under the administration agreement, including rent and our allocable portion of the costs of compensation and related expenses of our chief financial officer and chief compliance officer, and their respective staffs. FSC, Inc. may also provide on our behalf managerial assistance to our portfolio companies. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

The administration agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, FSC, Inc. and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of services under the administration agreement or otherwise as administrator for us.

LICENSE AGREEMENT

We have also entered into a license agreement with Fifth Street Capital LLC pursuant to which Fifth Street Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Fifth Street.” Under this agreement, we will have a right to use the “Fifth Street” name, for so long as Fifth Street Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Fifth Street” name.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into an investment advisory agreement with Fifth Street Management LLC, our investment adviser. Fifth Street Management is controlled by Leonard M. Tannenbaum, its managing member and our president and chief executive officer. Pursuant to the investment advisory agreement, payments will be equal to (a) a base management fee of 2.0% of the value of our gross assets, which includes any borrowings for investment purposes, and (b) an incentive fee based on our performance. The investment advisory agreement may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other.

We have also entered into an administration agreement with FSC, Inc., which is also controlled by Mr. Tannenbaum. Pursuant to the administration agreement with FSC, Inc., FSC, Inc. will furnish us with the facilities and administrative services necessary to conduct our day-to-day operations, including equipment, clerical, bookkeeping and recordkeeping services at such facilities. In addition, FSC, Inc. will assist us in connection with the determination and publishing of our net asset value, the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders. We will pay FSC, Inc. our allocable portion of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including a portion of the rent and the compensation of our chief financial officer and chief compliance officer, and their respective staffs. The administration agreement may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other.

Mr. Toll, a former member of our Board of Directors and the father-in-law of Mr. Tannenbaum, was one of the three guarantors under a $50 million loan agreement between Fifth Street Mezzanine Partners III, L.P., our predecessor fund, from Wachovia Bank, N.A. Fifth Street Mezzanine Partners III, L.P. paid Mr. Toll a fee of 1% per annum of the $50 million loan for such guarantee, which was paid quarterly or monthly at our election. Mr. Tannenbaum and FSMPIII GP, LLC, the general partner of our predecessor fund, were each also guarantors under the loan, although they received no compensation for their respective guarantees. As of November 27, 2007, we terminated this loan with Wachovia Bank, N.A.

We have also entered into a license agreement with Fifth Street Capital LLC pursuant to which Fifth Street Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Fifth Street.” Fifth Street Capital LLC is controlled by Mr. Tannenbaum. Under this agreement, we will have a right to use the “Fifth Street” name, for so long as Fifth Street Management LLC or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Fifth Street” name.

On April 4, 2008, our Board of Directors approved a certificate of amendment to our restated certificate of incorporation reclassifying 200,000 shares of our common stock as shares of non-convertible, non-participating preferred stock, with a par value of $0.01 and a liquidation preference of $500 per share (“Series A Preferred Stock”), and authorizing the issuance of up to 200,000 shares of Series A Preferred Stock. Our certificate of amendment was also approved by the holders of a majority of the shares of our outstanding common stock through a written consent first solicited on April 7, 2008. On April 24, 2008, we filed our certificate of amendment and on April 25, 2008, we sold 30,000 shares of Series A Preferred Stock to a company controlled by Bruce E. Toll, one of our directors at that time. For the three months ended June 30, 2008, we paid dividends of approximately $234,000 on the 30,000 shares of Series A Preferred Stock. On June 30, 2008, we redeemed all 30,000 shares of Series A Preferred Stock at the mandatory redemption price of 101% of the liquidation preference or $15,150,000.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth information with respect to the beneficial ownership of our common stock by:

•	each person known to us to beneficially own 5% or more of the outstanding shares of our common stock;

•	each of our directors and each executive officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Percentage of beneficial ownership is based on 22,814,597 shares of common stock outstanding as of July 1, 2009.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, and maintains an address c/o Fifth Street Finance Corp., White Plains Plaza, 445 Hamilton Avenue, Suite 1206, White Plains, NY 10601.

	Number of
	Shares Owned
Name	Beneficially	Percentage

Stockholders Owning 5% or greater of the Company’s Outstanding Shares
CUNA Mutual Insurance Society(1) 5910 Mineral Point Road Madison, WI 53705	1,252,370	5.49%
Genworth Life Insurance Company(2) 6620 West Broad Street Richmond, VA 23230	1,473,379	6.46%
Greenlight Entities(3)	2,259,492	9.91%
Bruce E. Toll(4)	1,841,724	8.08%
Interested Directors:
Leonard M. Tannenbaum(5)	1,303,872	5.72%
Bernard D. Berman(6)	9,468	*
Independent Directors:
Adam C. Berkman	1,000	*
Brian S. Dunn(6)	5,000	*
Byron J. Haney(6)	10,000	*
Frank C. Meyer	88,619	*
Douglas F. Ray	2,500	*
Executive Officers:
William H. Craig(7)	7,402	*
Marc A. Goodman	53,207	*
All officers and directors as a group (nine persons)	1,481,068	6.49%

*	Represents less than 1%.

(1)	Based upon the information contained in the Schedule 13G filed by CUNA Mutual Insurance Society and Members Capital Advisors, Inc. on February 6, 2009, CUNA Mutual Insurance Society, either directly or through a wholly-owned subsidiary, possesses beneficial ownership of the shares of the Company’s common stock held by each of the following entities: (1) CUNA Mutual Insurance Society (828,775 shares); (2) CUMIS Insurance Society, Inc. (165,755 shares); (3) CMG Master Co-Investment Fund, L.P. (110,503 shares); (4) CUNA Mutual Non-Represented Plan Qualified Trust (111,976 shares); and (5) CUNA Mutual Represented Plan Qualified Trust (35,361 shares).

(2)	Based upon information contained in the Schedule 13G filed by Genworth Life Insurance Company (“GLIC”) on January 29, 2009, GLIC is the beneficial owner of 1,473,379 shares of the Company’s common stock. Genworth North America Corporation as the direct parent of GLIC, and Genworth Financial, Inc., as the direct parent of Genworth North America Corporation and indirect parent of GLIC, may be deemed to beneficially own the shares of Common Stock directly owned by GLIC.

(3)	Based upon information contained in the Schedule 13G/A filed by (i) Greenlight Capital, L.L.C.; (ii) Greenlight Capital, Inc.; (iii) DME Advisors, L.P.; (iv) DME Advisors GP, L.L.C. and (v) David Einhorn on February 13, 2009 (collectively, the “Greenlight Entities”). Greenlight Capital, L.L.C. (“Greenlight LLC”) may be deemed the beneficial owner of 1,014,322 shares of common stock held for the account of Greenlight Capital, L.P. (“Greenlight Fund”), and Greenlight Capital Qualified, L.P. (“Greenlight Qualified”); Greenlight Capital, Inc. (“Greenlight Inc”) may be deemed the beneficial owner of 1,678,857 shares of common stock held for the accounts of Greenlight Fund, Greenlight Qualified and Greenlight Capital Offshore, Ltd. (“Greenlight Offshore”). DME Advisors, L.P. (“Advisors”) may be deemed the beneficial owner of 580,635 shares of common stock held for the account of the managed account for which Advisors acts as investment manager; DME Advisors GP, L.L.C. (“DME GP”) may be deemed the beneficial owner of 580,635 shares of common stock held for the account of the managed account for which Advisors acts as investment manager; Mr. Einhorn may be deemed the beneficial owner of 2,259,492 shares of common stock. This number consists of: (A) an aggregate of 1,014,322 shares of Common Stock held for the accounts of Greenlight Fund and Greenlight Qualified, (B) 664,535 shares of Common Stock held for the account of Greenlight Offshore, and (C) 580,635 shares of Common Stock held for the managed account for which Advisors acts as investment manager. Greenlight LLC is the general partner of Greenlight Fund and Greenlight Qualified; Greenlight Inc serves as investment adviser to Greenlight Offshore. Greenlight, Inc, Greenlight L.L.C., DME Advisors and DME GP are located at 2 Grand Central Tower, 140 East 45th Street, 24th Floor, New York, New York 10017. Pursuant to Rule 13d-4, each of the Greenlight Entities disclaims all such beneficial ownership except to the extent of their pecuniary interest in any shares of Common Stock, if applicable.

(4)	Based upon the information contained in the Schedule 13G filed by Mr. Toll on March 6, 2009. Mr. Toll is the father-in-law of Mr. Tannenbaum and a former member of our Board of Directors. Mr. Toll’s address is 754 South Country Road, Palm Beach, FL 33480.

(5)	The total number of shares reported includes: 1,293,872 shares of which Mr. Tannenbaum is the direct beneficial owner; 57,182 shares Mr. Tannenbaum holds in a margin account; 500,000 shares Mr. Tannenbaum has pledged as security to Wachovia Bank, National Association; and 10,000 shares owned by the Leonard M. & Elizabeth T. Tannenbaum Foundation, a 501(c)(3) corporation for which Mr. Tannenbaum serves as the President. With respect to the 10,000 shares held by the Leonard M. & Elizabeth T. Tannenbaum Foundation, Mr. Tannenbaum has sole voting and investment power over all 10,000 shares, but has no pecuniary interest in, and expressly disclaims beneficial ownership of, the shares.

(6)	Shares are held in a brokerage account and may be used as security on a margin basis.

(7)	Pursuant to Rule 16a-1, Mr. Craig disclaims beneficial ownership of 3,902 shares of common stock owned by his spouse.

The following table sets forth, as of July 1, 2009, the dollar range of our equity securities that is beneficially owned by each of our directors and nominees for director. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Dollar Range of Equity Securities
Beneficially Owned(1)(2)(3)

Interested Directors:
Leonard M. Tannenbaum	Over $1,000,000
Bernard D. Berman	$50,001 — $100,000
Independent Directors:
Adam C. Berkman	$10,001 — $50,000
Brian S. Dunn	$50,001 — $100,000
Byron J. Haney	$100,001 — $500,000
Frank C. Meyer	$500,001 — $1,000,000
Douglas F. Ray	$10,001 — $50,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $10.08 on July 1, 2009 on the New York Stock Exchange.

(3)	The dollar range of equity securities beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

On June 24, 2009, our common stockholders voted to allow us to issue common stock at a discount from our net asset value (NAV) per share for a period of one year ending on June 24, 2010. In connection with the receipt of such stockholder approval, we agreed to limit the number of shares that we issue at a price below net asset value pursuant to this authorization so that the aggregate dilutive effect on our then outstanding shares will not exceed 15%. For example, if our most recently determined net asset value at the time of the first offering is $15.00 per share of common stock and we have 30 million shares outstanding, sale of 6 million shares at net proceeds to us of $7.50 per share (a 50% discount) would produce dilution of 8.33%. If we subsequently determined that our net asset value per share increased to $15.75 on the then 36 million shares outstanding and then made an additional offering, we could, for example, sell approximately an additional 7.2 million shares at net proceeds to us of $9.45 per share, which would produce dilution of 6.67%, before we would reach the aggregate 15% limit.

In order to sell shares pursuant to this authorization:

•	a majority of our independent directors who have no financial interest in the sale must have approved the sale; and

•	a majority of such directors, who are not interested persons of Fifth Street, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, must have determined in good faith, and as of a time immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of those shares, less any underwriting commission or discount.

Any offering of common stock below NAV per share will be designed to raise capital for investment in accordance with our investment objectives and business strategies.

In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our Board of Directors would consider a variety of factors including:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•	The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the proposed offering price would closely approximate the market value of our shares;

•	The potential market impact of being able to raise capital during the current financial market difficulties;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments to be funded with the proceeds from the offering, if any; and

•	The leverage available to us, both before and after any offering, and the terms thereof.

Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different sets of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering

Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from NAV per share. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from NAV), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV) and (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from NAV). The prospectus supplement pursuant to which any discounted offering is made will include a chart based on the actual number of shares in such offering and the actual discount to the most recently determined NAV.

		Example 1		Example 2		Example 3
		5% Offering		10% Offering		20% Offering
		at 5% Discount		at 10% Discount		at 20% Discount
	Prior to Sale	Following		Following		Following
	Below NAV	Sale	% Change	Sale	% Change	Sale	% Change

Offering Price
Price per Share to Public(1)	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.30)%
Dilution to Nonparticipating Stockholder A
Share Dilution
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—
Percentage Outstanding Held by Stockholder A	1.00%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%
NAV Dilution
Total NAV Held by Stockholder A	$100,000	$99,800	—	$99,100	—	$96,700	—
Total Investment by Stockholder A (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)		$(200)	—	$(900)	—	$(3,300)	—
NAV Dilution per Share
NAV per Share Held by Stockholder A		$9.98	—	$9.91	—	$9.67	—

		Example 1		Example 2		Example 3
		5% Offering		10% Offering		20% Offering
		at 5% Discount		at 10% Discount		at 20% Discount
	Prior to Sale	Following		Following		Following
	Below NAV	Sale	% Change	Sale	% Change	Sale	% Change

Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—
NAV Dilution per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)		$(0.02)	—	$(0.09)	—	$(0.33)	—
Percentage NAV Dilution Experienced by Stockholder A (NAV Dilution per Share Divided by Investment per Share)			(0.20)%		(0.90)%		(3.30)%

(1)	Assumes 5% in selling compensation and expenses paid by us.

Impact on Existing Stockholders who do Participate in the Offering

Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution to such stockholders will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than their proportionate percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares purchased by such stockholder increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and the level of discount to NAV increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart (Example 3) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 1,000 shares, which is 0.5% of an offering of 200,000 shares rather than its 1.0% proportionate share) and (2) 150% of such percentage (i.e., 3,000 shares, which is 1.5% of an offering of 200,000 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

		50%		150%
		Participation		Participation
	Prior to Sale	Following		Following
	Below NAV	Sale	% Change	Sale	% Change

Offering Price
Price per Share to Public(1)	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,200,000	20.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.67	(3.33)%	$9.67	(3.33)%
Dilution/Accretion to Participating Stockholder A
Share Dilution/Accretion
Shares Held by Stockholder A	10,000	11,000	10.00%	13,000	30.00%
Percentage Outstanding Held by Stockholder A	1.00%	0.92%	(8.33)%	1.08%	8.33%
NAV Dilution/Accretion
Total NAV Held by Stockholder A	$100,000	$106,333	6.33%	$125,667	25.67%
Total Investment by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	—	$108,420	—	$125,260	—
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)	—	$(2,087)	—	$407	—
NAV Dilution/Accretion per Share
NAV per Share Held by Stockholder A	—	$9.67	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$9.86	(1.44)%	$9.64	(3.65)%
NAV Dilution/Accretion per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.19)	—	$0.03	—
Percentage NAV Dilution/Accretion Experienced by Stockholder A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	(1.92)%	—	0.32%

(1)	Assumes 5% in selling compensation and expenses paid by us.

Impact on New Investors

Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share due to selling compensation and expenses paid by us will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares (Example 1 below). On the other hand, investors who are not currently stockholders, but who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares (Examples 2 and 3 below). These latter investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10% and 20% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

		Example 1		Example 2		Example 3
		5% Offering		10% Offering		20% Offering
		at 5% Discount		at 10% Discount		at 20% Discount
	Prior to Sale	Following		Following		Following
	Below NAV	Sale	% Change	Sale	% Change	Sale	% Change

Offering Price
Price per Share to Public(1)	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.30)%
Dilution/Accretion to New Investor A
Share Dilution
Shares Held by Investor A	—	500	—	1,000	—	2,000	—
Percentage Outstanding Held by Investor A	0.00%	0.05%	—	0.09%	—	0.17%	—
NAV Dilution
Total NAV Held by Investor A	—	$4,990	—	$9,910	—	$19,340	—
Total Investment by Investor A (At Price to Public)	—	$5,000	—	$9,470	—	$16,840	—
Total Dilution/Accretion to Investor A (Total NAV Less Total Investment)	—	$(10)	—	$440	—	$2,500	—
NAV Dilution per Share
NAV per Share Held by Investor A		$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Investor A	—	$10.00	—	$9.47	—	$8.42	—
NAV Dilution/Accretion per Share Experienced by Investor A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$0.44	—	$1.25	—
Percentage NAV Dilution/Accretion Experienced by Investor A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	(0.20)%	—	4.65%	—	14.85%

(1)	Assumes 5% in selling compensation and expenses paid by us.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

No action will be required on the part of a registered stockholder to have their cash distributions reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share. Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use newly issued shares to implement the plan when our shares are trading at a premium to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the New York Stock Exchange on the distribution payment date. Market price per share on that date will be the closing price for such shares on the New York Stock Exchange or, if no sale is reported for such day, at the average of their reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan if either (1) the price at which newly-issued shares are to be credited does not exceed 110% of the last determined net asset value of the shares; or (2) we have advised the plan administrator that since such net asset value was last determined, we have become aware of events that indicate the possibility of a material change in the per share net asset value as a result of which the net asset value of the shares on the payment date might be higher than the price at which the plan administrator would credit newly-issued shares to stockholders. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges for dividend reinvestment to stockholders who participate in the plan. We will pay the plan administrator’s fees under the plan. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested dividends. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at P.O. Box 922, Wall Street Station, New York, New York, 10269-0560, or by calling the plan administrators at 1-866-665-2280.

We may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 6201 15th Avenue, Brooklyn, New York, 11219, or by telephone at 1-866-665-2280.

DESCRIPTION OF OUR SECURITIES

The following description summarizes all of the material provisions of the Delaware General Corporation Law and our restated certificate of incorporation and amended and restated bylaws. This summary is not necessarily complete, and we refer you to the Delaware General Corporation Law and our restated certificate of incorporation and amended and restated bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized capital stock consists of 49,800,000 shares of common stock, par value $0.01 per share, of which, 22,814,597 shares were outstanding as of July 1, 2009, and 200,000 shares of non-convertible, non-participating Series A preferred stock, par value $0.01 (“Series A Preferred Stock”), of which no shares are currently outstanding. Our common stock is listed on the New York Stock Exchange under the ticker symbol “FSC.” No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally will not be personally liable for our debts or obligations.

Set forth below is chart describing the classes of our securities outstanding as of July 1, 2009:

(1)	(2)	(3)	(4)
		Amount Held	Amount Outstanding
	Amount	by us or for	Exclusive of Amount
Title of Class	Authorized	Our Account	Under Column 3

Common Stock	49,800,000	—	22,814,597
Series A Preferred Stock	200,000	—	0

Common Stock

Under the terms of our restated certificate of incorporation, all shares of our common stock will have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefore. Shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time, including the Series A Preferred Stock. Each share of our common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, including the Series A Preferred Stock, the holders of our common stock will possess exclusive voting power. There will be no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able to elect all of our directors (other than directors to be elected solely by the holders of preferred stock, including the Series A Preferred Stock), and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our restated certificate of incorporation did not authorize any shares of preferred stock. On April 4, 2008, our Board of Directors approved an amendment to our restated certificate of incorporation to reclassify 200,000 shares of our common stock as shares of Series A Preferred Stock and authorizing the issuance of up to 200,000 shares of Series A Preferred Stock. The amendment was also approved by the holders of a majority of the shares of our outstanding common stock through a written consent first solicited on April 7, 2008. On April 24, 2008, we filed our certificate of amendment to our restated certificate of incorporation and on April 25, 2008, we sold 30,000 shares of

Series A Preferred Stock to a company controlled by Bruce E. Toll, one of our directors at that time. For the three months ended June 30, 2008, we paid dividends of approximately $234,000 on the 30,000 shares of Series A Preferred Stock. On June 30, 2008, we redeemed all 30,000 shares of Series A Preferred Stock at the mandatory redemption price of 101% of the liquidation preference or $15,150,000. We now have 200,000 shares of Series A Preferred Stock authorized and unissued and we have no intention of issuing shares of such stock at this time.

Debt

Secured Revolving Credit Facility

On January 15, 2008, we entered into a $50 million secured revolving credit facility with Bank of Montreal, at a rate of LIBOR plus 1.5%, with a one year maturity date. The credit facility is secured by our existing investments.

On December 30, 2008, Bank of Montreal renewed our $50 million credit facility. The terms include a 50 basis points commitment fee, an interest rate of LIBOR +3.25% and a term of 364 days. As of July 7, 2009, we had $16.5 million of borrowings outstanding under this credit facility. The weighted average rate for the loans was approximately 4.1%. While we will seek to extend this credit facility or enter into a new credit facility with another lender, there can be no assurance that we will successfully do so before our credit facility matures or that we will be able to do so on attractive terms. See “Risk Factors — Risks Relating to Our Business and Structure — Because we intend to distribute between 90% and 100% of our income to our stockholders in connection with our election to be treated as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.”

Under the secured revolving credit facility we must satisfy several financial covenants, including maintaining a minimum level of stockholders’ equity, a maximum level of leverage and a minimum asset coverage ratio and interest coverage ratio. In addition, we must comply with other general covenants, including with respect to indebtedness, liens, restricted payments and mergers and consolidations. None of these covenants give Bank of Montreal a veto power or a vote in approving or changing any of our policies; however, they may prohibit us from engaging in certain activities to the detriment of us and our stockholders or otherwise hamper our ability to operate our business in a manner that we deem appropriate. At March 31, 2009, we were in compliance with these covenants.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Under our restated certificate of incorporation, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against expenses (including attorney’s fees), judgments, fines and amounts paid or to be paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding. Our restated certificate of incorporation also provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability will be limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its stockholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

Our restated certificate of incorporation permits us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of Fifth Street or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures

We are subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his, her or its affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock.

Our restated certificate of incorporation and amended and restated bylaws provide that:

•	the Board of Directors be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

•	directors may be removed only for cause by the affirmative vote of the holders of two-thirds of the shares of our capital stock entitled to vote; and

•	any vacancy on the Board of Directors, however the vacancy occurs, including a vacancy due to an enlargement of the Board of Directors, may only be filled by vote of the directors then in office.

The classification of our Board of Directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.

Our restated certificate of incorporation and amended and restated bylaws also provide that:

•	any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and

•	special meetings of the stockholders may only be called by our Board of Directors, chairman or chief executive officer.

Our amended and restated bylaws provide that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay until the next stockholders’ meeting stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Under our amended and restated bylaws and our restated certificate of incorporation, the affirmative vote of the holders of at least 66 2/3% of the shares of our capital stock entitled to vote will be required to amend or repeal any of the provisions of our amended and restated bylaws. However, the vote of at least 66 2/3% of the shares of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, will be required to amend or repeal any provision of our restated certificate of incorporation pertaining to the Board of Directors, limitation of liability, indemnification, stockholder action or amendments to our certificate of incorporation. The stockholder vote with respect to our restated certificate of incorporation or amended and restated bylaws is in addition to any separate class vote that might be required under the terms of any series preferred stock that might be outstanding at the time any such changes are submitted to stockholders. In addition, our restated certificate of incorporation permits our Board of Directors to amend or repeal our amended and restated bylaws by a majority vote.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;

•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•	A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust; or

•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A nonresident alien individual;

•	A foreign corporation; or

•	An estate or trust that in either case is not subject to United States federal income tax on a net income basis on income or gain from a note.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As a business development company, we have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, beginning with our 2008 taxable year. As a RIC, we generally will not have to pay corporate-level federal income taxes on any income that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement,

then we will not be subject to federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). We generally will endeavor in each taxable year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	continue to qualify as a business development company under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us in taxable years beginning before January 1, 2011 to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 15%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) made in taxable years beginning before January 1, 2011 and properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses) recognized in taxable years beginning before January 1, 2011, including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 28% from all distributions to any U.S. stockholder (other than a corporation, a financial institution, or a stockholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the Internal Revenue Service notifies us that such stockholder has failed to properly report certain interest and dividend income to the Internal Revenue Service and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the Internal Revenue Service.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, with respect to certain distributions made to Non-U.S. stockholders in our taxable years beginning before January 1, 2010, no withholding will be required and the distributions generally will not be subject to federal income tax if (i) the distributions are properly designated in a notice timely delivered to our stockholders as interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Currently, we do not anticipate that any significant amount of our distributions will be designated as eligible for this exemption from withholding. Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder.

The tax consequences to Non-U.S. stockholders entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. stockholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions made in taxable years beginning before January 1, 2011 would be taxable to our stockholders as ordinary dividend income eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

REGULATION

We have elected to be regulated as a business development company under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) 50% of our voting securities.

As a business development company, we will not generally be permitted to invest in any portfolio company in which our investment adviser or any of its affiliates currently have an investment or to make any co-investments with our investment adviser or its affiliates without an exemptive order from the SEC. We currently do not intend to apply for an exemptive order that would permit us to co-invest with vehicles managed by our investment adviser or its affiliates.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) satisfies any of the following:

(i) does not have any class of securities that is traded on a national securities exchange;

(ii) has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

(iii) is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

(iv) is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2) Securities of any eligible portfolio company that we control.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a business development company must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement (which is essentially a secured loan) involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth” and “— If we continue to borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us.”

Common Stock

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and that of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). On June 24, 2009, our stockholders approved a proposal that authorizes us to sell shares of our common stock below the then-current net asset value per share of our common stock in one or more offerings for a period of one year ending on June 24, 2010. See “Risk Factors — Risks Relating to an Offering of Our Common Stock — Stockholders will incur dilution if we sell shares of our common stock in one or more offerings at prices below the then-current net asset value per share of our common stock.” We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act. See “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.”

Code of Ethics

We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and we have also approved the investment adviser’s code of ethics that was adopted by it under Rule 17j-1 under the 1940 Act and Rule 204A-1 of the Advisers Act. These codes establish procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may also read and copy the code of ethics at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the code of ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

Compliance Policies and Procedures

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our investment adviser. The proxy voting policies and procedures of our investment adviser are set forth below. (The guidelines are reviewed periodically by our investment adviser and our non-interested directors, and, accordingly, are subject to change).

Introduction

As an investment adviser registered under the Investment Advisers Act, our investment adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of our investment adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies

Our investment adviser will vote proxies relating to our securities in the best interest of its clients’ stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by its clients. Although our investment adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of our investment adviser are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how our investment adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy voting records

You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, White Plains Plaza, 445 Hamilton Avenue, Suite 1206, White Plains, NY 10601.

Other

We will be subject to periodic examination by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Securities Exchange Act and Sarbanes-Oxley Act Compliance

We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer are required to certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

•	pursuant to Rule 13a-15 of the Exchange Act, beginning for our fiscal year ending September 30, 2009, our management will be required to prepare a report regarding its assessment of our internal control over financial reporting. Our independent registered public accounting firm will be required to audit our internal control over financial reporting as of September 30, 2009.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We intend to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

The New York Stock Exchange Corporate Governance Regulations

The New York Stock Exchange has adopted corporate governance regulations that listed companies must comply with. We are in compliance with such corporate governance listing standards applicable to business development companies.

PLAN OF DISTRIBUTION

We may sell our common stock through underwriters or dealers, “at the market” to or through a market maker or into an existing trading market or otherwise, directly to one or more purchasers or through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of our common stock will also be named in the applicable prospectus supplement.

The distribution of our common stock may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock less any underwriting commissions or discounts must equal or exceed the net asset value per share of our common stock except (i) with the consent of the majority of our common stockholders or (ii) under such other circumstances as the SEC may permit. See “Risk Factors — Risks Relating to an Offering of Our common Stock — Stockholders will incur dilution if we sell shares of our common stock in one or more offerings at prices below the then-current net asset value per share of our common stock” for a discussion of the proposal approved by our stockholders that permits us to issue shares of our common stock below net asset value.

In connection with the sale of our common stock, underwriters or agents may receive compensation from us or from purchasers of our common stock, for whom they may act as agents, in the form of discounts, concessions or commissions.

Underwriters may sell our common stock to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our common stock may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our common stock may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell common stock covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Any of our common stock sold pursuant to a prospectus supplement will be listed on the New York Stock Exchange, or another exchange on which our common stock is traded.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our common stock may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our common stock from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our common stock shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, our common stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our common stock may not be sold unless it has been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority, Inc. will not be greater than 10% for the sale of any securities being registered.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our portfolio securities are held under a custody agreement by Bank of America, National Association. The address of the custodian is: Bank of America Corporate Center, 100 N Tryon Street, Charlotte, NC 28255-0001. American Stock Transfer & Trust Company acts as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 59 Maiden Lane, New York, New York, 10038, telephone number: (212) 936-5100.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our investment adviser is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to our investment adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the shares of common stock offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, DC and the validity of the common stock will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement, if any.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements and schedule included in this prospectus and elsewhere in the registration statement have been so included in reliance upon the report of Grant Thornton LLP, independent registered public accountants, upon the authority of said firm as experts in accounting and auditing in giving said report. Grant Thornton LLP’s principal business address is 175 West Jackson Boulevard, 20th floor, Chicago IL 60604.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus or any prospectus supplement. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus or any prospectus supplement.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549.

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains the privacy policies of Fifth Street and its affiliated companies. This notice supersedes any other privacy notice you may have received from Fifth Street.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

•	Authorized Employees of Our Investment Adviser. It is our policy that only authorized employees of our investment adviser who need to know your personal information will have access to it.

•	Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as recordkeeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•	Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Fifth Street Finance Corp.

Consolidated Balance Sheets

	March 31,	September 30,
	2009	2008
	(unaudited)

ASSETS
Investments at fair value:
Affiliate investments (cost 3/31/09: $84,321,772; cost 9/30/08: $81,820,636)	$71,103,949	$71,350,417
Non-control/Non-affiliate investments (cost 3/31/09: $234,014,064; cost 9/30/08: $208,764,349)	219,673,350	202,408,737

Total investments at fair value	290,777,299	273,759,154
Cash and cash equivalents	3,722,068	22,906,376
Interest receivable	2,779,141	2,367,806
Due from portfolio company	43,890	80,763
Prepaid expenses	293,346	34,706

Total Assets	$297,615,744	$299,148,805

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable, accrued expenses and other liabilities	$443,665	$567,691
Base management fee payable	1,488,079	1,381,212
Incentive fee payable	1,871,827	1,814,013
Due to FSC, Inc.	381,222	574,102
Interest payable	2,814	38,750
Payments received in advance from portfolio companies	75,431	133,737
Offering costs payable	—	303,461
Loans payable	21,000,000	—

Total Liabilities	25,263,038	4,812,966

Commitments and Contingencies (Note 3)
Stockholders’ Equity:
Common stock, $0.01 par value, 49,800,000 shares authorized, 22,802,821 and 22,614,289 shares issued and outstanding at March 31, 2009 and September 30, 2008	228,028	226,143
Additional paid-in-capital	301,789,575	300,524,155
Net unrealized depreciation on investments	(27,558,534)	(16,825,831)
Net realized gain (loss) on investments	(12,337,513)	62,487
Accumulated undistributed net investment income	10,231,150	10,348,885

Total Stockholders’ Equity	272,352,706	294,335,839

Total Liabilities and Stockholders’ Equity	$297,615,744	$299,148,805

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Operations

	Three Months Ended March 31,		Six Months Ended March 31,
	2009	2008	2009	2008
	(unaudited)

Interest income:
Affiliate investments	$2,649,912	$1,896,954	$5,368,398	$3,357,617
Non-control/Non- affiliate investments	6,605,804	3,392,795	13,477,109	6,144,190
Interest on cash and cash equivalents	10,765	180,432	89,955	393,001

Total interest income	9,266,481	5,470,181	18,935,462	9,894,808

PIK interest income:
Affiliate investments	443,809	336,830	796,846	621,143
Non-control/Non- affiliate investments	1,456,893	622,400	2,920,641	1,066,570

Total PIK interest income	1,900,702	959,230	3,717,487	1,687,713

Fee income:
Affiliate investments	257,258	160,622	704,171	269,676
Non-control/Non- affiliate investments	495,466	264,208	1,112,076	428,878

Total fee income	752,724	424,830	1,816,247	698,554

Dividend and other income:
Other income	—	—	35,396	—

Total dividend and other income	—	—	35,396	—

Total Investment Income	11,919,907	6,854,241	24,504,592	12,281,075

Expenses:
Base management fee	1,488,079	954,404	2,858,754	1,798,926
Incentive fee	1,871,827	1,019,905	3,924,422	1,019,905
Professional fees	416,925	348,171	802,868	554,500
Board of Directors fees	49,000	29,750	88,250	29,750
Organizational costs	—	54,315	—	200,747
Interest expense	128,201	72,982	168,359	187,681
Administrator expense	241,168	140,222	421,598	249,562
Line of credit guarantee expense	—	—	—	83,333
Transaction fees	—	—	—	206,726
General and administrative expenses	237,399	154,873	542,651	196,325

Total expenses	4,432,599	2,774,622	8,806,902	4,527,455

Net Investment Income	7,487,308	4,079,619	15,697,690	7,753,620

Unrealized appreciation (depreciation) on investments:
Affiliate investments	3,121,821	(1,111,855)	(2,747,604)	(1,519,886)
Non-control/Non- affiliate investments	4,627,913	(457,147)	(7,985,100)	(525,453)

Total unrealized appreciation (depreciation) on investments	7,749,734	(1,569,002)	(10,732,704)	(2,045,339)

Realized loss on investments:
Affiliate investments	(4,000,000)	—	(4,000,000)	—
Non-control/Non- affiliate investments	(8,400,000)	—	(8,400,000)	—

Total realized loss on investments	(12,400,000)	—	(12,400,000)	—

Net increase (decrease) in net assets resulting from operations	$2,837,042	$2,510,617	$(7,435,014)	$5,708,281

Earnings (loss) per common share — basic and diluted(1)	$0.12	$0.20	$(0.34)	$0.46
Net investment income per common share — basic and diluted(1)	$0.33	$0.33	$0.69	$0.62
Weighted average common shares - basic and diluted	22,752,668	12,480,972	22,656,383	12,480,972

(1)	The earnings and net investment income per share calculations for the six months ended March 31, 2008 are based on the assumption that if the number of shares issued at the time of the merger of Fifth Street Mezzanine Partners III L.P. with and into Fifth Street Finance Corp. on January 2, 2008 (12,480,972 shares of common stock) had been issued at the beginning of the six-month period, on October 1, 2007, Fifth Street Finance Corp’s earnings and net investment income per share would have been $0.46 and $0.62 per share, respectively.

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Changes in Net Assets

	Six Months Ended March 31,
	2009	2008
	(unaudited)

Operations:
Net investment income	$15,697,690	$7,753,620
Net unrealized depreciation on investments	(10,732,704)	(2,045,339)
Net realized loss on investments	(12,400,000)	—

Net increase (decrease) in net assets from operations	(7,435,014)	5,708,281

Stockholder transactions:
Distributions to stockholders from net investment income	(15,815,427)	—

Net decrease in net assets from stockholder transactions	(15,815,427)	—

Capital share transactions:
Fractional shares paid to partners from conversion	—	(358)
Issuance of common stock under dividend reinvestment plan	1,729,790	—
Repurchases of common stock	(462,482)	—
Capital contributions from partners	—	66,497,000
Capital withdrawals by partners	—	(2,810,369)

Net increase in net assets from capital share transactions	1,267,308	63,686,273

Total increase (decrease) in net assets	(21,983,133)	69,394,554
Net assets at beginning of period	294,335,839	106,815,695

Net assets at end of period	$272,352,706	$176,210,249

Net asset value per common share	$11.94	$14.12

Common shares outstanding at end of period	22,802,821	12,480,972

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Cash Flows

	Six Months Ended March 31,
	2009	2008
	(unaudited)

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(7,435,014)	$5,708,281
Change in unrealized depreciation on investments	10,732,704	2,045,339
Net realized loss on investments	12,400,000	—
PIK interest income, net of cash received	(3,553,912)	(1,672,075)
Recognition of fee income	(1,816,247)	(698,554)
Accretion of original issue discount on investments	(400,738)	(400,849)
Other income	(35,396)	—
Change in operating assets and liabilities:
Fee income received	2,227,846	3,047,617
Increase in interest receivable	(411,335)	(695,588)
Decrease in due from portfolio company	36,873	77,737
Decrease in prepaid management fees	—	252,586
Increase in prepaid expenses	(258,640)	(83,426)
Decrease in accounts payable, accrued expenses and other liabilities	(124,025)	(313,555)
Increase in base management fee payable	106,867	954,404
Increase in incentive fee payable	57,814	1,019,905
Increase (decrease) in due to FSC, Inc.	(192,880)	147,720
Increase (decrease) in interest payable	(35,936)	62,359
Increase (decrease) in payments received in advance from portfolio companies	(58,306)	125,877
Purchase of investments	(47,850,000)	(102,291,785)
Principal payments received on investments (scheduled amortization)	2,892,201	252,500
Principal payments received on investments (payoffs)	8,350,000	—

Net cash used by operating activities	(25,368,124)	(92,461,507)

Cash flows from financing activities:
Dividends paid in cash	(14,085,637)	—
Repurchases of common stock	(462,482)	—
Capital contributions	—	66,497,000
Capital withdrawals	—	(2,810,369)
Borrowings	22,000,000	43,645,667
Repayments of borrowings	(1,000,000)	(29,250,000)
Offering costs paid	(268,065)	(821,444)
Redemption of partnership interests for cash	—	(358)

Net cash provided by financing activities	6,183,816	77,260,496

Net decrease in cash and cash equivalents	(19,184,308)	(15,201,011)
Cash and cash equivalents, beginning of period	22,906,376	17,654,056

Cash and cash equivalents, end of period	$3,722,068	$2,453,045

Supplemental information:
Cash paid for interest	$141,795	$125,322
Non-cash financing activities:
Issuance of shares of common stock under dividend reinvestment plan	$1,729,790	$—
Redemption of partnership interests	$—	$(173,699,632)
Issuance of shares of common stock in exchange for partnership interests	$—	$173,699,632

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments
March 31, 2009
(unaudited)

Portfolio Company/
Type of Investment (1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

Control Investments(3)
Affiliate Investments(4)
O’Currance, Inc.	Data Processing & Outsourced Services
First Lien Term Loan A, 16.875% due 3/21/2012		$10,314,991	$10,126,682	$10,137,999
First Lien Term Loan B, 16.875% due 3/21/2012		3,207,341	3,156,378	3,159,906
1.75% Preferred Membership Interest in O’Currance Holding Co., LLC			130,413	71,164
3.3% Membership Interest in O’Currance Holding Co., LLC			250,000	—
			13,663,473	13,369,069
CPAC, Inc.(9)	Household Products & Specialty Chemicals
Second Lien Term Loan, 17.5% due 4/13/2012		11,029,737	9,532,903	1,953,743
Charge-off of principal balance of impaired loan(12)			(4,000,000)	—
2,297 shares of Common Stock			2,297,000	—
			7,829,903	1,953,743
Elephant & Castle, Inc.	Restaurants
Second Lien Term Loan, 15.5% due 4/20/2012		7,918,718	7,348,154	7,236,024
7,500 shares of Series A Preferred Stock			750,000	112,371
			8,098,154	7,348,395
MK Network, LLC	Healthcare technology
First Lien Term Loan A, 13.5% due 6/1/2012		9,500,000	9,167,631	8,989,316
First Lien Term Loan B, 17.5% due 6/1/2012		5,371,615	5,082,632	4,983,899
First Lien Revolver, Prime + 1.5% (10% floor), due 6/1/2010 — undrawn revolver of $2,000,000(10)		—	—	—
11,030 Membership Units(6)			771,575	128,536
			15,021,838	14,101,751
Rose Tarlow, Inc.(9)	Home Furnishing Retail
First Lien Term Loan, 12% due 1/25/2014		10,062,630	9,873,347	7,895,226
First Lien Revolver, LIBOR+4% (9% floor) due 1/25/2014 — undrawn revolver of $1,450,000(10)		1,550,000	1,537,514	1,356,869
6.9% Membership interest in RTMH Acquisition Company			1,275,000	—
0.1% Membership interest in RTMH Acquisition Company			25,000	—
			12,710,861	9,252,095

Portfolio Company/
Type of Investment (1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

Martini Park, LLC(9)	Restaurants
First Lien Term Loan, 14% due 2/20/2013		4,216,400	3,416,351	2,227,670
5% Membership interest			650,000	—
			4,066,351	2,227,670
Caregiver Services, Inc.	Healthcare services
Second Lien Term Loan A, LIBOR+6.85% (12% floor) due 2/25/2013		9,285,298	8,729,047	8,753,034
Second Lien Term Loan B, 16.5% due 2/25/2013		14,023,011	13,121,747	13,157,806
1,080,399 shares of Series A Preferred Stock			1,080,398	940,386
			22,931,192	22,851,226

Total Affiliate Investments			84,321,772	71,103,949

Non-Control/Non-Affiliate Investments(7)
Best Vinyl Acquisition Corporation(9)	Building Products
Second Lien Term Loan, 12% due 3/30/2013		7,000,000	6,748,330	6,704,802
25,641 shares of Series A Preferred Stock			253,846	253,846
25,641 shares of Common Stock			2,564	61,302
			7,004,740	7,019,950
Traffic Control & Safety Corporation	Construction and Engineering
Second Lien Term Loan, 15% due 6/29/2014		19,024,152	18,808,539	18,442,807
24,750 shares of Series B Preferred Stock			247,500	77,712
25,000 shares of Common Stock			2,500	—
			19,058,539	18,520,519
Nicos Polymers & Grinding Inc.(9)	Environmental & Facilities Services
First Lien Term Loan A, LIBOR+5% (10% floor), due 7/17/2012		3,123,222	3,102,965	2,846,470
First Lien Term Loan B, 13.5% due 7/17/2012		5,882,276	5,713,750	5,241,479
3.32% Interest in Crownbrook Acquisition I LLC			168,086	—
			8,984,801	8,087,949
TBA Global, LLC(9)	Media: Advertising
Second Lien Term Loan A, LIBOR+5% (10% floor), due 8/3/2010		2,557,692	2,546,024	2,262,985
Second Lien Term Loan B, 14.5% due 8/3/2012		10,580,959	10,135,404	9,012,582
53,994 Senior Preferred Shares			215,975	—
191,977 Shares A Shares			191,977	—
			13,089,380	11,275,567
Fitness Edge, LLC	Leisure Facilities
First Lien Term Loan A, LIBOR+5.25% (10% floor), due 8/8/2012		2,000,000	1,987,007	1,918,194
First Lien Term Loan B, 15% due 8/8/2012		5,421,480	5,289,688	5,131,270
1,000 Common Units			42,908	57,939
			7,319,603	7,107,403

Portfolio Company/
Type of Investment (1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

Filet of Chicken(9)	Food Distributors
Second Lien Term Loan, 14.5% due 7/31/2012		12,484,699	12,008,090	11,887,135
			12,008,090	11,887,135
Boot Barn(9)	Footwear and Apparel
Second Lien Term Loan, 14.5% due 10/3/2013		21,838,888	21,639,131	21,361,618
24,706 shares of Series A Preferred Stock			247,060	73,559
1,308 shares of Common Stock			131	—
			21,886,322	21,435,177
American Hardwoods Industries Holdings, LLC(9)	Lumber Products
Second Lien Term Loan, 15% due 10/15/2012		10,073,644	10,107,688	916,400
Charge-off of principal balance of impaired loan(12)			(8,400,000)	—
24,375 Membership Units			250,000	—
			1,957,688	916,400
Premier Trailer Leasing, Inc.	Trailer Leasing Services
Second Lien Term Loan, 16.5% due 10/23/2012		17,563,450	17,064,270	12,418,047
285 shares of Common Stock			1,140	—
			17,065,410	12,418,047
Pacific Press Technologies, Inc.
Second Lien Term Loan, 14.75% due 1/10/2013	Capital Goods	9,677,913	9,456,575	9,783,839
33,463 shares of Common Stock			344,513	516,828
			9,801,088	10,300,667
Goldco, LLC
Second Lien Term Loan, 17.5% due 1/31/2013	Restaurants	7,862,908	7,750,407	7,803,323
			7,750,407	7,803,323
Lighting by Gregory, LLC	Housewares & Specialties
First Lien Term Loan A, 9.75% due 2/28/2013		4,250,003	4,185,363	2,627,336
First Lien Term Loan B, 14.5% due 2/28/2013		7,051,533	6,913,440	4,338,443
1.1% Membership interest			110,000	—
			11,208,803	6,965,779
Rail Acquisition Corp.	Manufacturing - Mechanical Products
First Lien Term Loan, 17% due 4/1/2013		15,859,602	15,579,195	15,523,110
			15,579,195	15,523,110
Western Emulsions, Inc.	Emulsions Manufacturing
Second Lien Term Loan, 15% due 6/30/2014		9,784,219	9,610,219	9,788,669
			9,610,219	9,788,669

Portfolio Company/
Type of Investment (1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

Storytellers Theaters Corporation	Entertainment - Theaters
First Lien Term Loan, 15% due 7/16/2014		7,229,530	7,109,538	7,141,829
First Lien Revolver, LIBOR+3.5% (10% floor), due 7/16/2014 — undrawn revolver of $2,000,000(11)		—	(17,499)	(17,499)
1,692 shares of Common Stock			169	—
20,000 shares of Preferred Stock			200,000	133,454
			7,292,208	7,257,784
HealthDrive Corporation	Healthcare facilities
First Lien Term Loan A, 10% due 7/17/2013		7,900,000	7,831,578	7,181,345
First Lien Term Loan B, 13% due 7/17/2013		10,025,021	9,855,021	9,043,744
First Lien Revolver, 12% due 7/17/2013 — undrawn revolver of $1,000,000		1,000,000	983,000	963,944
			18,669,599	17,189,033
idX Corporation	Merchandise Display
Second Lien Term Loan, 14.5% due 7/1/2014		13,181,664	12,954,164	12,889,165
			12,954,164	12,889,165
Cenegenics, LLC	Healthcare services
First Lien Term Loan, 17% due 10/27/2013		10,857,610	10,524,700	10,770,966
116,237 Common Units(6)			151,108	418,707
			10,675,808	11,189,673
IZI Medical Products, Inc.	Healthcare technology
First Lien Term Loan A, 12% due 3/31/2014		5,600,000	5,488,000	5,488,000
First Lien Term Loan B, 16% due 3/31/2014		17,000,000	16,206,245	16,206,245
First Lien Revolver, 10% due 3/31/2014 — undrawn revolver of $2,500,000(11)		—	(50,000)	(50,000)
453,755 Preferred units of IZI Holdings, LLC			453,755	453,755
			22,098,000	22,098,000

Total Non-Control/Non-Affiliate Investments			234,014,064	219,673,350

Total Portfolio Investments			$318,335,836	$290,777,299

(1)	All debt investments are income producing. Equity is non-income producing unless otherwise noted.

(2)	See Note 3 for summary geographic location.

(3)	Control Investments are defined by the Investment Company Act of 1940 (“1940 Act”) as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation. As of March 31, 2009, the Company did not have a controlling interest in any of its investments.

(4)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns between 5% and 25% of the voting securities.

(5)	Equity ownership may be held in shares or units of companies related to the portfolio companies.

(6)	Income producing through payment of dividends or distributions.

(7)	Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(8)	Principal includes accumulated PIK interest and is net of repayments.

(9)	Interest rates have been adjusted on certain term loans and revolvers. These rate adjustments are temporary in nature due to financial or payment covenant violations in the original credit agreements, or permanent in nature per loan amendment or waiver documents. The table below summarizes these rate adjustments by portfolio company:

Portfolio Company	Effective Date	Cash Interest	PIK Interest	Reason

CPAC, Inc.	November 21, 2008	—	+ 1.0% on Term Loan	Per waiver agreement
+ 3.0% on Revolver
Rose Tarlow, Inc.	January 1, 2009	+ 0.5% on Term Loan	+ 2.5% on Term Loan	Tier pricing per waiver agreement
Martini Park, LLC	October 1, 2008	− 6.0% on Term Loan	+ 6.0% on Term Loan	Per waiver agreement
Best Vinyl Acquisition Corporation	April 1, 2008	+ 0.5% on Term Loan	—	Per loan amendment
Nicos Polymers & Grinding, Inc.	February 10, 2008	—	+ 2.0% on Term Loan A & B	Per waiver agreement
TBA Global, LLC	February 15, 2008	—	+ 2.0% on Term Loan A & B	Per waiver agreement
Filet of Chicken	January 1, 2009	+ 1.0% on Term Loan	—	Tier pricing per waiver agreement
Boot Barn	January 1, 2009	+ 1.0% on Term Loan	+ 2.5% on Term Loan	Tier pricing per waiver agreement
American Hardwoods Industries Holdings, LLC	April 1, 2008	+ 6.75% on Term Loan	− 3.0% on Term Loan	Default interest per credit agreement

(10)	Revolving credit line has been suspended and is deemed unlikely to be renewed in the future.

(11)	Amounts represent unearned income related to undrawn commitments.

(12)	All or a portion of the loan is considered permanently impaired and, accordingly, the charge-off of the principal balance has been recorded as a realized loss for financial reporting purposes.

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Schedule of Investments
September 30, 2008

Portfolio Company/
Type of Investment (1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

Control Investments(3)
Affiliate Investments(4)
O’Currance, Inc.	Data Processing & Outsourced Services
First Lien Term Loan A, 16.875% due 3/21/2012		$10,108,838	$9,888,488	$9,888,488
First Lien Term Loan B, 16.875% due 3/21/2012		3,640,702	3,581,245	3,581,245
1.75% Preferred Membership Interest in O’Currance Holding Co., LLC			130,413	130,413
3.3% Membership Interest in O’Currance Holding Co., LLC			250,000	97,156
			13,850,146	13,697,302
CPAC, Inc.	Household Products & Specialty Chemicals
Second Lien Term Loan, 17.5% due 4/13/2012		10,613,769	9,556,805	3,626,497
2,297 shares of Common Stock			2,297,000	—
			11,853,805	3,626,497
Elephant & Castle, Inc.	Restaurants
Second Lien Term Loan, 15.5% due 4/20/2012		7,809,513	7,145,198	7,145,198
7,500 shares of Series A Preferred Stock			750,000	196,386
			7,895,198	7,341,584
MK Network, LLC	Healthcare technology
First Lien Term Loan A, 13.5% due 6/1/2012		9,500,000	9,115,152	9,115,152
First Lien Revolver, Prime + 1.5% (10% floor), due 6/1/2010 — undrawn revolver of $2,000,000(10)		—	(11,113)	(11,113)
6,114 Membership Units(6)			584,795	760,441
			9,688,834	9,864,480
Rose Tarlow, Inc.	Home Furnishing Retail
First Lien Term Loan, 12% due 1/25/2014		10,000,000	9,796,648	9,796,648
First Lien Revolver, LIBOR+4% (9% floor) due 1/25/2014 — undrawn revolver of $2,650,000		350,000	323,333	323,333
6.9% Membership interest in RTMH Acquisition Company			1,275,000	591,939
0.1% Membership interest in RTMH Acquisition Company			25,000	11,607
			11,419,981	10,723,527
Martini Park, LLC	Restaurants
First Lien Term Loan, 14% due 2/20/2013		4,049,822	3,188,351	2,719,236
5% Membership interest			650,000	—
			3,838,351	2,719,236

Portfolio Company/
Type of Investment (1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

Caregiver Services, Inc.	Healthcare services
Second Lien Term Loan A, LIBOR+6.85% (12% floor) due 2/25/2013		10,000,000	9,381,973	9,381,973
Second Lien Term Loan B, 16.5% due 2/25/2013		13,809,891	12,811,950	12,811,951
1,080,399 shares of Series A Preferred Stock			1,080,398	1,183,867
			23,274,321	23,377,791

Total Affiliate Investments			81,820,636	71,350,417

Non-Control/Non-Affiliate Investments(7)
Best Vinyl Acquisition Corporation(9)	Building Products
Second Lien Term Loan, 12% due 3/30/2013		7,000,000	6,716,712	6,716,712
25,641 shares of Series A Preferred Stock			253,846	253,846
25,641 shares of Common Stock			2,564	4,753
			6,973,122	6,975,311
Traffic Control & Safety Corporation	Construction and Engineering
Second Lien Term Loan, 15% due 6/29/2014		18,741,969	18,503,268	18,503,268
24,750 shares of Series B Preferred Stock			247,500	179,899
25,000 shares of Common Stock			2,500	—
			18,753,268	18,683,167
Nicos Polymers & Grinding Inc.(9)	Environmental & Facilities Services
First Lien Term Loan A, LIBOR+5% (10% floor), due 7/17/2012		3,216,511	3,192,408	3,192,408
First Lien Term Loan B, 13.5% due 7/17/2012		5,786,547	5,594,313	5,594,313
3.32% Interest in Crownbrook Acquisition I LLC			168,086	72,756
			8,954,807	8,859,477
TBA Global, LLC(9)	Media: Advertising
Second Lien Term Loan A, LIBOR+5% (10% floor), due 8/3/2010		2,531,982	2,516,148	2,516,148
Second Lien Term Loan B, 14.5% due 8/3/2012		10,369,491	9,857,130	9,857,130
53,944 Senior Preferred Shares			215,975	143,418
191,977 Shares A Shares			191,977	—
			12,781,230	12,516,696
Fitness Edge, LLC	Leisure Facilities
First Lien Term Loan A, LIBOR+5.25% (10% floor), due 8/8/2012		2,250,000	2,233,636	2,233,636
First Lien Term Loan B, 15% due 8/8/2012		5,353,461	5,206,261	5,206,261
1,000 Common Units			42,908	55,033
			7,482,805	7,494,930
Filet of Chicken(9)	Food Distributors
Second Lien Term Loan, 14.5% due 7/31/2012		12,516,185	11,994,788	11,994,788
			11,994,788	11,994,788

Portfolio Company/
Type of Investment (1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

Boot Barn	Footwear and Apparel
Second Lien Term Loan, 14.5% due 10/3/2013		18,095,935	17,788,078	17,788,078
24,706 shares of Series A Preferred Stock			247,060	146,435
1,308 shares of Common Stock			131	—
			18,035,269	17,934,513
American Hardwoods Industries Holdings, LLC	Lumber Products
Second Lien Term Loan, 15% due 10/15/2012		10,334,704	10,094,129	4,384,489
24,375 Membership Units			250,000	—
			10,344,129	4,384,489
Premier Trailer Leasing, Inc.	Trailer Leasing Services
Second Lien Term Loan, 16.5% due 10/23/2012		17,277,619	16,985,473	16,985,473
285 shares of Common Stock			1,140	—
			16,986,613	16,985,473
Pacific Press Technologies, Inc.
Second Lien Term Loan, 14.75% due 1/10/2013	Capital Goods	9,544,447	9,294,486	9,294,486
33,463 shares of Common Stock			344,513	481,210
			9,638,999	9,775,696
Goldco, LLC
Second Lien Term Loan, 17.5% due 1/31/2013	Restaurants	7,705,762	7,578,261	7,578,261
			7,578,261	7,578,261
Lighting by Gregory, LLC	Housewares & Specialties
First Lien Term Loan A, 9.75% due 2/28/2013		4,500,002	4,420,441	4,420,441
First Lien Term Loan B, 14.5% due 2/28/2013		7,010,207	6,888,876	6,888,876
1.1% Membership interest			110,000	98,459
			11,419,317	11,407,776
Rail Acquisition Corp.	Manufacturing - Mechanical Products
First Lien Term Loan, 17% due 4/1/2013		15,800,700	15,494,737	15,494,737
			15,494,737	15,494,737
Western Emulsions, Inc.	Emulsions Manufacturing
Second Lien Term Loan, 15% due 6/30/2014		9,661,464	9,523,464	9,523,464
			9,523,464	9,523,464
Storytellers Theaters Corporation	Entertainment - Theaters
First Lien Term Loan, 15% due 7/16/2014		11,824,414	11,598,248	11,598,248
First Lien Revolver, LIBOR+3.5% (10% floor), due 7/16/2014 — undrawn revolver of $2,000,000(10)		—	(17,566)	(17,566)
1,692 shares of Common Stock			169	—
20,000 shares of Preferred Stock			200,000	196,588
			11,780,851	11,777,270

Portfolio Company/
Type of Investment (1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

HealthDrive Corporation	Healthcare facilities
First Lien Term Loan A, 10% due 7/17/2013		8,000,000	7,923,357	7,923,357
First Lien Term Loan B, 13% due 7/17/2013		10,008,333	9,818,333	9,818,333
First Lien Revolver, 12% due 7/17/2013 — undrawn revolver of $1,500,000		500,000	481,000	481,000
			18,222,690	18,222,690
idX Corporation	Merchandise Display
Second Lien Term Loan, 14.5% due 7/1/2014		13,049,166	12,799,999	12,799,999
			12,799,999	12,799,999

Total Non-Control/Non-Affiliate Investments			208,764,349	202,408,737

Total Portfolio Investments			$290,584,985	$273,759,154

(1)	All debt investments are income producing. Equity is non-income producing unless otherwise noted.

(2)	See Note 3 for summary geographic location.

(3)	Control Investments are defined by the Investment Company Act of 1940 (“1940 Act”) as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation. As of September 30, 2008, the Company did not have a controlling interest in any of its investments.

(4)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns between 5% and 25% of the voting securities.

(5)	Equity ownership may be held in shares or units of companies related to the portfolio companies.

(6)	Income producing through payment of dividends or distributions.

(7)	Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(8)	Principal includes accumulated PIK interest and is net of repayments.

(9)	Rates have been adjusted on the term loans, as follows:

Portfolio Company	Effective date	Cash interest	PIK interest	Reason
Best Vinyl Acquisition Corporation	April 1, 2008	+ 0.5% on Term Loan	—	Per loan amendment
Nicos Polymers & Grinding, Inc.	February 10, 2008	—	+ 2.0% on Term Loan A & B	Per waiver agreement
TBA Global, LLC	February 15, 2008	—	+ 2.0% on Term Loan A & B	Per waiver agreement
Filet of Chicken	August 1, 2008	+ 1.0% on Term Loan	+ 1.0% on Term Loan	Per loan amendment

(10)	Amounts represent unearned income related to undrawn commitments.

See notes to Consolidated Financial Statements.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2009 (unaudited)

Note 1.	Organization

Fifth Street Mezzanine Partners III, L.P. (“Fifth Street” or “Partnership”), a Delaware limited partnership, was organized on February 15, 2007 to primarily invest in debt securities of small and/or middle market companies. FSMPIII GP, LLC was the Partnership’s general partner (the “General Partner”). The Partnership’s investments were managed by Fifth Street Management LLC (the “Investment Adviser”). The General Partner and Investment Adviser were under common ownership.

Effective January 2, 2008, the Partnership merged with and into Fifth Street Finance Corp., an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940 (the “1940 Act”). The merger involved the exchange of shares between companies under common control. In accordance with the guidance on exchanges of shares between entities under common control contained in Statement of Financial Accounting Standards No. 141, Business Combinations (“SFAS 141”), the Company’s results of operations and cash flows for the six months ended March 31, 2008 are presented as if the merger had occurred as of October 1, 2007. Accordingly, no adjustments were made to the carrying value of assets and liabilities (or the cost basis of investments) as a result of the merger. Fifth Street Finance Corp. is managed by the Investment Adviser. Prior to January 2, 2008, references to the Company are to the Partnership. On and as of January 2, 2008, references to the Company, FSC, “we” or “our” are to Fifth Street Finance Corp., unless the context otherwise requires.

The Company also has certain wholly owned Taxable Subsidiaries which hold certain portfolio investments of the Company. The Taxable Subsidiaries are consolidated with the Company, in accordance with accounting principles generally accepted in the United States of America (“GAAP”), and the portfolio investments held by the Taxable Subsidiaries are included in the Company’s consolidated financial statements. All significant intercompany balances have been eliminated. The purpose of the Taxable Subsidiaries is to permit the Company to hold equity investments in portfolio companies which are “pass through” entities for tax purposes in order to comply with the “source income” requirements contained in the RIC tax requirements. The Taxable Subsidiaries are not consolidated with the Company for income tax purposes and may generate income tax expense as a result of their ownership of certain portfolio investments. This income tax expense, if any, is reflected in the Company’s Consolidated Statement of Operations.

On June 17, 2008, Fifth Street Finance Corp. completed an initial public offering of 10,000,000 shares of its common stock at the offering price of $14.12 per share. The Company’s shares are currently listed on the New York Stock Exchange under the symbol “FSC.”

Note 2.	Significant Accounting Policies

Basis of Presentation and Liquidity:

Interim consolidated financial statements of the Company are prepared in accordance with GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Regulation S-X. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods have been included. The results of operations for the current period are not necessarily indicative of results that ultimately may be achieved for any other interim period or for the year ending September 30, 2009. The interim unaudited consolidated financial statements and notes thereto should be read in conjunction with the audited financial statements and notes thereto contained in our Annual Report on Form 10-K for the year ended September 30, 2008.

Although the Company expects to fund the growth of the Company’s investment portfolio through the net proceeds from the recent and future equity offerings, the Company’s dividend reinvestment plan, and issuances of senior securities or future borrowings, to the extent permitted by the 1940 Act, the Company cannot assure that its plans to raise capital will be successful. In addition, the Company intends to distribute to its stockholders between

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

90% and 100% of its taxable income in order to satisfy the requirements applicable to regulated investment companies, or “RICs”, under Subchapter M of the Internal Revenue Code (“Code”). Consequently, the Company may not have the funds or the ability to fund new investments, to make additional investments in its portfolio companies, to fund its unfunded commitments to portfolio companies or to repay borrowings under its $50 million secured revolving credit facility, which matures on December 29, 2009. In addition, the illiquidity of its portfolio investments may make it difficult for the Company to sell these investments when desired and, if the Company is required to sell these investments, we may realize significantly less than their recorded value. As of March 31, 2009, the Company had $3.7 million in cash, portfolio investments (at fair value) of $290.8 million, $2.8 million of interest receivable, $21.0 million of borrowings outstanding under our secured revolving credit facility and unfunded commitments of $11.0 million. At April 30, 2009, we had $1.8 million in cash, $2.2 million of interest receivable, $5.7 million of dividends payable, $17.0 million of borrowings outstanding under our secured revolving credit facility and unfunded commitments of $11.0 million.

Use of estimates:

The preparation of financial statements in conformity with GAAP and Article 6 of Regulation S-X under the Securities Exchange Act of 1934 requires management to make certain estimates and assumptions affecting amounts reported in the financial statements. These estimates are based on the information that is currently available to the Company and on various other assumptions that the Company believes to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions and conditions. The most significant estimate inherent in the preparation of the Company’s consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation.

The consolidated financial statements include portfolio investments at fair value of $290.8 million and $273.8 million at March 31, 2009 and September 30, 2008, respectively. The portfolio investments represent 106.8% and 93.0% of stockholders’ equity at March 31, 2009 and September 30, 2008, respectively, and their fair values have been determined by the Company’s Board of Directors in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, the determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material. The illiquidity of these portfolio investments may make it difficult for the Company to sell these investments when desired and, if the Company is required to sell these investments, it may realize significantly less than the investments’ recorded value.

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation; and, “Affiliate Investments” are defined as investments in companies in which the Company owns between 5% and 25% of the voting securities. Under the 1940 Act, “Non-Control/ Non-Affiliate Investments” are defined as investments that are neither Control Investments nor Affiliate Investments.

Recently Issued Accounting Pronouncements

In March 2008, the FASB issued SFAS 161, Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133, which requires additional disclosures for derivative instruments and hedging activities. SFAS 161 was effective for the Company beginning January 1, 2009. The Company does not have any derivative instruments nor has it engaged in any hedging activities. As a result, the adoption of SFAS 161 had no impact on the Company’s consolidated financial statements.

On April 9, 2009, the FASB issued FSP No. FAS 107-1 and APB 28-1 Interim Disclosures about Fair Value of Financial Instruments. This FSP shall be effective for interim reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. The Company has not elected to early adopt this pronouncement.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

On April 9, 2009, the FASB issued FSP FAS 157-4 Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. This FSP shall be effective for interim reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. The Company has not elected to early adopt this pronouncement.

Investments:

a) Valuation:

As described below, effective October 1, 2008, the Company adopted Statement of Financial Standards No. 157 — Fair Value Measurements, or SFAS 157. In accordance with that standard, the Company changed its presentation for all periods presented to net unearned fees against the associated debt investments. Prior to the adoption of SFAS 157 on October 1, 2008, the Company reported unearned fees as a single line item on the Consolidated Balance Sheets and Consolidated Schedule of Investments. This change in presentation had no impact on the overall net cost or fair value of the Company’s investment portfolio and had no impact on the Company’s financial position or results of operations.

At March 31, 2009 and September 30, 2008, $270.4 million and $251.5 million, respectively, of the Company’s portfolio debt investments at fair value were at fixed rates, which represented approximately 94% and 93%, respectively, of the Company’s total portfolio of debt investments at fair value. At March 31, 2009 and September 30, 2008, the Company had equity investments designed to provide the Company with an opportunity for an enhanced internal rate of return. These instruments generally do not produce a current return, but are held for potential investment appreciation and capital gains.

During the three and six months ended March 31, 2009, the Company recorded realized losses on investments of $12.4 million. During the three and six months ended March 31, 2008, the Company recorded no realized gains or losses on investments. During the three months ended March 31, 2009 and 2008, the Company recorded unrealized appreciation (depreciation) of $7.7 million and ($1.6 million), respectively. During the six months ended March 31, 2009 and 2008, the Company recorded unrealized depreciation of $10.7 million and $2.0 million, respectively.

The composition of the Company’s investments as of March 31, 2009 and September 30, 2008 at cost and fair value was as follows:

	March 31, 2009		September 30, 2008
	Cost	Fair Value	Cost	Fair Value

Investments in debt securities	$308,223,218	$287,477,740	$281,264,010	$269,154,948
Investments in equity securities	10,112,618	3,299,559	9,320,975	4,604,206

Total	$318,335,836	$290,777,299	$290,584,985	$273,759,154

Fair Value Measurements

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Standards No. 157 — Fair Value Measurements, or SFAS 157, which was effective for fiscal years beginning after November 15, 2007, with early adoption permitted. SFAS 157 defines fair value as the price at which an asset could be exchanged in a current transaction between knowledgeable, willing parties. A liability’s fair value is defined as the amount that would be paid to transfer the liability to a new obligor, not the amount that would be paid to settle the liability with the creditor. Where available, fair value is based on observable market prices or parameters or derived from such prices or parameters. Where observable prices or inputs are not available, valuation techniques are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Assets and liabilities recorded at fair value in the Company’s Consolidated Balance Sheets are categorized based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by SFAS 157 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

•	Level 1 — Unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data at the measurement date for substantially the full term of the assets or liabilities.

•	Level 3 — Unobservable inputs that reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

The following table presents the financial instruments carried at fair value as of March 31, 2009, by caption on the Company’s Consolidated Balance Sheet for each of the three levels of hierarchy established by SFAS 157.

		Internal Models	Internal Models
	Quoted Market	With Significant	With Significant	Total Fair Value
	Prices in Active	Observable Market	Unobservable	Reported in
	Markets	Parameters	Market Parameters	Consolidated
	(Level 1)	(Level 2)	(Level 3)	Balance Sheet

Affiliate investments	—	—	$71,103,949	$71,103,949
Non-Control/Non-Affiliate investments	—	—	219,673,350	219,673,350
Control investments	—	—	—	—

Total investments at fair value	—	—	$290,777,299	$290,777,299

The following table provides a roll-forward in the changes in fair value from September 30, 2008 to March 31, 2009, for all investments for which the Company determines fair value using unobservable (Level 3) factors. When a determination is made to classify a financial instrument within Level 3 of the valuation hierarchy, the determination is based upon the fact that the unobservable factors are the most significant to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated by external sources). Accordingly, the appreciation (depreciation) in the table below includes changes in fair value due in part to observable factors that are part of the valuation methodology.

		Non-Control/
	Affiliate	Non-Affiliate	Control
	Investments	Investments	Investments	Total

Fair value as of September 30, 2008	$71,350,417	$202,408,737	—	$273,759,154
Total realized losses	(4,000,000)	(8,400,000)	—	(12,400,000)
Change in unrealized depreciation	(2,747,604)	(7,985,100)	—	(10,732,704)
Purchases, issuances, settlements and other, net	6,501,136	33,649,713	—	40,150,849
Transfers in (out) of Level 3	—	—	—	—

Fair value as of March 31, 2009	$71,103,949	$219,673,350	—	$290,777,299

Concurrent with its adoption of SFAS 157, effective October 1, 2008, the Company augmented the valuation techniques it uses to estimate the fair value of its debt investments where there is not a readily available market value (Level 3). Prior to October 1, 2008, the Company estimated the fair value of its Level 3 debt investments by first

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

estimating the enterprise value of the portfolio company which issued the debt investment. To estimate the enterprise value of a portfolio company, the Company analyzed various factors, including the portfolio companies historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA (Earning Before Interest, Taxes, Depreciation and Amortization), cash flow, net income, revenues or, in limited instances, book value.

In estimating a multiple to use for valuation purposes, the Company looked to private merger and acquisition statistics, discounted public trading multiples or industry practices. In some cases, the best valuation methodology may have been a discounted cash flow analysis based on future projections. If a portfolio company was distressed, a liquidation analysis may have provided the best indication of enterprise value.

If there was adequate enterprise value to support the repayment of the Company’s debt, the fair value of the Level 3 loan or debt security normally corresponded to cost plus the amortized original issue discount unless the borrower’s condition or other factors lead to a determination of fair value at a different amount.

Beginning on October 1, 2008, the Company also introduced a bond-yield model to value these investments based on the present value of expected cash flows. The primary inputs into the model are market interest rates for debt with similar characteristics and an adjustment for the portfolio company’s credit risk. The credit risk component of the valuation considers several factors including financial performance, business outlook, debt priority and collateral position. During the three months ended March 31, 2009 and 2008, the Company recorded net unrealized appreciation (depreciation) of $7.7 million and ($1.6 million), respectively, on its investments. For the three months ended March 31, 2009, the Company’s net unrealized appreciation (depreciation) consisted of $12.4 million of reclassifications to realized losses, offset by unrealized depreciation of (3.6 million) resulting from declines in EBITDA or market multiples of its portfolio companies requiring closer monitoring or performing below expectations; and approximately ($1.1 million) resulted from the adoption of SFAS 157.

The table below summarizes the changes in the Company’s investment portfolio from September 30, 2008 to March 31, 2009.

	Debt	Equity	Total

Fair value at September 30, 2008	$269,154,948	$4,604,206	$273,759,154
New investments	47,058,356	791,644	47,850,000
Redemptions/ repayments	(11,242,202)	—	(11,242,202)
Net accrual of PIK interest income	3,553,912	—	3,553,912
Accretion of original issue discount	400,738	—	400,738
Recognition of unearned income	(411,599)	—	(411,599)
Net unrealized depreciation	(8,636,413)	(2,096,291)	(10,732,704)
Net changes from unrealized to realized	(12,400,000)	—	(12,400,000)

Fair value at March 31, 2009	$287,477,740	$3,299,559	$290,777,299

Realized gain or loss on the sale of investments is the difference between the proceeds received from dispositions of portfolio investments and their stated cost. Realized losses may also be recorded in connection with the Company’s determination that certain investments are permanently impaired.

Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on investments when it is determined that interest is no longer collectible.

Distribution of earnings from portfolio companies are recorded as dividend income when the distribution is received.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Company has investments in debt securities which contain a payment in kind or “PIK” interest provision. PIK interest is computed at the contractual rate specified in each investment agreement and added to the principal balance of the investment and recorded as income. For the three months ended March 31, 2009 and 2008, the Company recorded PIK income of $1,900,702 and $959,230, respectively. For the six months ended March 31, 2009 and 2008, the Company recorded PIK income of $3,717,487 and $1,687,713, respectively.

The Company capitalizes upfront loan origination fees received in connection with investments. The unearned fee income from such fees is accreted into fee income based on the effective interest method over the life of the investment. In connection with its investment, the Company sometimes receives nominal cost equity that is valued as part of the negotiation process with the particular portfolio company. When the Company receives nominal cost equity, the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. Any resulting discount from recording the loan is accreted into fee income over the life of the loan.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (“SFAS 159”), which provides companies with an option to report selected financial assets and liabilities at fair value. The objective of SFAS 159 is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. SFAS 159 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company’s choice to use fair value on its earnings. SFAS 159 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. SFAS 159 does not eliminate disclosure requirements of other accounting standards, including fair value measurement disclosures in SFAS 157. This Statement is effective as of the beginning of an entity’s first fiscal year beginning after November 15, 2007. Early adoption was permitted as of the beginning of the previous fiscal year provided that the entity made that choice in the first 120 days of that fiscal year and also elected to apply the provisions of SFAS 157. While SFAS 159 became effective for the Company’s 2009 fiscal year, the Company did not elect the fair value measurement option for any of its financial assets or liabilities.

In October 2008, the FASB issued Staff Position No. 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active (“FSP 157-3”). FSP 157-3 provides an illustrative example of how to determine the fair value of a financial asset in an inactive market. The FSP does not change the fair value measurement principles set forth in SFAS 157. Since adopting SFAS 157 in the quarter ending December 31, 2008, the Company’s practices for determining the fair value of its investment portfolio have been, and continue to be, consistent with the guidance provided in the example in FSP 157-3. Therefore, the Company’s adoption of FSP 157-3 did not affect its practices for determining the fair value of its investment portfolio and does not have a material effect on its financial position or results of operations.

Consolidation:

The Company has certain wholly owned Taxable Subsidiaries which hold certain portfolio investments of the Company. The Taxable Subsidiaries are consolidated with the Company for GAAP reporting purposes, and the portfolio investments held by the Taxable Subsidiaries are included in the Company’s consolidated financial statements. All significant intercompany balances have been eliminated. The purpose of the Taxable Subsidiaries is to permit the Company to hold equity investments in portfolio companies which are “pass through” entities for tax purposes in order to comply with the “source income” requirements contained in the RIC tax requirements. The Taxable Subsidiaries are not consolidated with the Company for income tax purposes and may generate income tax expense as a result of its ownership of certain portfolio investments. This income tax expense, if any, is reflected in the Company’s Consolidated Statement of Operations.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Cash and cash equivalents:

Cash and cash equivalents consist of demand deposits and highly liquid investments with maturities of three months or less, when acquired. The Company places its cash and cash equivalents with financial institutions and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Income Taxes:

Prior to the merger of the Partnership with and into the Company, the Partnership was treated as a partnership for federal and state income tax purposes. The Partnership generally did not record a provision for income taxes because the partners report their shares of the partnership income or loss on their income tax returns. Accordingly, the taxable income was passed through to the partners and the Partnership was not subject to an entity level tax as of December 31, 2007.

As a partnership, Fifth Street Mezzanine Partners III, LP filed a calendar year tax return for a short year initial period from February 15, 2007 through December 31, 2007. Upon the merger, Fifth Street Finance Corp., the surviving C-Corporation, made an election to be treated as a Regulated Investment Company (“RIC”) under the Code and adopted a September 30 tax year end. Accordingly, the first RIC tax return will be filed for the tax year beginning January 1, 2008 and ending September 30, 2008. The Company has filed for a tax extension and has until June 15, 2009 to file its tax return.

As a RIC, the Company is not subject to federal income tax on the portion of its taxable income and gains distributed to its stockholders as a dividend. The Company anticipates distributing between 90% and 100% of its taxable income and gains, within the Subchapter M rules, and thus the Company anticipates that it will not incur any federal or state income tax. As a RIC, the Company is also subject to a federal excise tax, based on distributive requirements of its taxable income on a calendar year basis (i.e., calendar year 2009). The Company anticipates timely distribution of its taxable income within the tax rules, however, the Company may incur a U.S. Federal excise tax for the calendar year 2009.

The Company uses the asset and liability method to account for our Taxable Subsidiaries’ income taxes. Using this method, the Company recognizes deferred tax assets and liabilities for the estimated future tax effects attributable to temporary differences between financial reporting and tax bases of assets and liabilities. In addition, the Company recognizes deferred tax benefits associated with net operating carryforwards that we may use to offset future tax obligations. The Company measures deferred tax assets and liabilities using the enacted tax rates expected to apply to taxable income in the years in which we expect to recover or settle those temporary differences. The Company has recorded a deferred tax asset for the difference in the book and tax basis of certain equity investments and tax net operating losses held by its Taxable Subsidiaries of $3.6 million. However, this amount has been fully offset by a valuation allowance of $3.6 million, since it is more likely than not, that these deferred tax assets will not be realized.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Listed below is a reconciliation of “net increase (decrease) in net assets resulting from operations” to taxable income for the three and six months ended March 31, 2009.

	Three Months	Six Months
	Ended	Ended
	March 31, 2009(1)	March 31, 2009(1)

Net increase (decrease) in net assets resulting from operations	$2,837,000	$(7,435,000)
Net change in unrealized (appreciation) depreciation from investments	(7,749,000)	10,733,000
Book/tax difference due to deferred loan origination fees, net	493,000	412,000
Book/tax difference due to organizational and deferred offering costs	(22,000)	(44,000)
Book/tax difference due to interest income on certain loans	(40,000)	262,000
Other nondeductible expenses	—	18,000

Taxable/Tax Distributable Income	$(4,481,000)	$3,946,000

(1)	The Company’s taxable income for 2009 is an estimate and will not be finally determined until the Company files its tax return for the fiscal year ended September 30, 2009. Therefore, the final taxable income may be different than the estimate.

Taxable income differs from net increase (decrease) in net assets resulting from operations primarily due to: (1) unrealized appreciation (depreciation) on investments, as investment gains and losses are not included in taxable income until they are realized; (2) origination fees received in connection with investments in portfolio companies, which are amortized into interest income over the life of the investment for book purposes, are treated as taxable income upon receipt; (3) organizational and deferred offering costs; and (4) recognition of interest income on certain loans.

As of March 31, 2009, there is no material difference between the book and tax basis of the Company’s assets.

The Company adopted Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes at inception on February 15, 2007. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the consolidated financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Adoption of FIN 48 was applied to all open taxable years as of the effective date. The adoption of FIN 48 did not have an effect on the financial position or results of operations of the Company as there was no liability for unrecognized tax benefits and no change to the beginning capital of the Company. Management’s determinations regarding FIN 48 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

Dividends Paid:

Distributions to stockholders are recorded on the declaration date. The Company is required to distribute annually to its stockholders at least 90% of its net ordinary income and net realized short-term capital gains in excess of net realized long-term capital losses for each taxable year in order to be eligible for the tax benefits allowed to a RIC under Subchapter M of the Code. The Company anticipates paying out as a dividend all or substantially all of those amounts. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is based on management’s estimate of the Company’s annual taxable income. Based on that, a dividend is declared and paid each quarter. The Company maintains an “opt out” dividend reimbursement plan for its stockholders.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

To date, the Company’s Board of Directors declared the following distributions:

Dividend Type	Date Declared	Record Date	Payment Date	Amount

Quarterly	5/1/2008	5/19/2008	6/3/2008	$0.30
Quarterly	8/6/2008	9/10/2008	9/26/2008	$0.31
Quarterly	12/9/2008	12/19/2008	12/29/2008	$0.32
Quarterly	12/9/2008	12/30/2008	1/29/2009	$0.33
Special	12/18/2008	12/30/2008	1/29/2009	$0.05

For income tax purposes, the Company estimates that these distributions will be composed entirely of ordinary income, and will be reflected as such on the Form 1099-DIV for the calendar year 2009. To date, the Company’s operations have resulted in no long-term capital gains or losses. The Company anticipates declaring further distributions to its stockholders to meet the distribution requirements pursuant to Subchapter M of the Code.

Guarantees and Indemnification Agreements:

The Company follows FASB Interpretation Number 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others” (“FIN 45”). FIN 45 elaborates on the disclosure requirements of a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by FIN 45, the fair value of the obligation undertaken in issuing certain guarantees. The Interpretation has had no impact on the Company’s consolidated financial statements.

Reclassifications:

Certain prior period amounts have been reclassified to conform to the current presentation.

Note 3.	Portfolio Investments

At March 31, 2009, 106.8% of stockholders’ equity or $290.8 million was invested in 26 long-term portfolio investments and 1.4% of stockholders’ equity or $3.7 million was invested in cash and cash equivalents. In comparison, at September 30, 2008, 93.0% of stockholders’ equity or $273.8 million was invested in 24 long-term portfolio investments and 7.8% of stockholders’ equity or $22.9 million was invested in cash and cash equivalents. As of March 31, 2009, all of the Company’s debt investments were secured by first or second priority liens on the assets of the portfolio companies. Moreover, the Company held equity investments in its portfolio companies consisting of common stock, preferred stock or limited liability company interests.

The Company’s off-balance sheet arrangements consisted of $11.0 million and $24.7 million of unfunded commitments to provide debt financing to its portfolio companies as of March 31, 2009 and September 30, 2008, respectively. Such commitments involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet and are not reflected on the Company’s Consolidated Balance Sheet.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

A summary of the composition of the unfunded commitments (consisting of revolvers and term loans) as of March 31, 2009 and September 30, 2008 is shown in the table below:

	March 31,	September 30,
	2009	2008

MK Network, LLC	$—	$2,000,000
Fitness Edge, LLC	1,500,000	1,500,000
Rose Tarlow, Inc.	—	2,650,000
Western Emulsions, Inc.	2,000,000	2,000,000
Storyteller Theaters Corporation	4,000,000	4,000,000
HealthDrive Corporation	1,000,000	1,500,000
Martini Park, LLC	—	11,000,000
IZI Medical Products, Inc.	2,500,000	—

Total	$11,000,000	$24,650,000

Summaries of the composition of the Company’s investment portfolio at cost and fair value as a percentage of total investments are shown in the following tables:

	March 31, 2009		September 30, 2008

Cost:
First lien debt	$143,062,526	44.94%	$108,716,148	37.41%
Second lien debt	165,160,692	51.88%	172,547,862	59.38%
Purchased equity	4,120,368	1.29%	4,120,368	1.42%
Equity grants	5,992,250	1.89%	5,200,607	1.79%

Total	$318,335,836	100.00%	$290,584,985	100.00%

	March 31, 2009		September 30, 2008

Fair value:
First lien debt	$133,105,761	45.78%	$108,247,033	39.54%
Second lien debt	154,371,979	53.09%	160,907,915	58.78%
Purchased equity	701,306	0.24%	2,001,213	0.73%
Equity grants	2,598,253	0.89%	2,602,993	0.95%

Total	$290,777,299	100.00%	$273,759,154	100.00%

The Company invests in portfolio companies located in the United States. The following tables show the portfolio composition by geographic region at cost and fair value as a percentage of total investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business.

	March 31, 2009		September 30, 2008

Cost:
Northeast	$105,254,740	33.06%	$89,699,936	30.87%
West	98,089,123	30.81%	81,813,016	28.15%
Southeast	42,689,689	13.41%	42,847,370	14.75%
Midwest	22,755,252	7.15%	22,438,998	7.72%
Southwest	49,547,032	15.57%	53,785,665	18.51%

Total	$318,335,836	100.00%	$290,584,985	100.00%

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	March 31, 2009		September 30, 2008

Fair value:
Northeast	$87,996,123	30.26%	$73,921,159	27.00%
West	92,062,050	31.66%	80,530,516	29.42%
Southeast	42,541,684	14.63%	42,950,840	15.69%
Midwest	23,189,832	7.98%	22,575,695	8.25%
Southwest	44,987,610	15.47%	53,780,944	19.64%

Total	$290,777,299	100.00%	$273,759,154	100.00%

Set forth below are tables showing the composition of the Company’s portfolio by industry at cost and fair value as of March 31, 2009 and September 30, 2008:

	March 31, 2009		September 30, 2008

Cost:
Healthcare technology	$37,119,838	11.66%	$9,688,834	3.33%
Healthcare services	33,607,000	10.56%	23,274,321	8.01%
Footwear and apparel	21,886,322	6.88%	18,035,269	6.21%
Restaurants	19,914,912	6.26%	19,311,810	6.65%
Construction and engineering	19,058,539	5.99%	18,753,268	6.45%
Healthcare facilities	18,669,599	5.86%	18,222,690	6.27%
Trailer leasing services	17,065,410	5.36%	16,986,613	5.85%
Manufacturing — mechanical products	15,579,195	4.89%	15,494,737	5.33%
Data processing and outsourced services	13,663,473	4.29%	13,850,146	4.77%
Media — Advertising	13,089,380	4.11%	12,781,230	4.40%
Merchandise display	12,954,164	4.07%	12,799,999	4.40%
Home furnishing retail	12,710,861	3.99%	11,419,981	3.93%
Food distributors	12,008,090	3.77%	11,994,788	4.13%
Housewares & specialties	11,208,803	3.52%	11,419,317	3.93%
Capital goods	9,801,088	3.08%	9,638,999	3.32%
Emulsions manufacturing	9,610,219	3.02%	9,523,464	3.28%
Environmental & Facilities Services	8,984,801	2.82%	8,954,807	3.08%
Household products/ specialty chemicals	7,829,903	2.46%	11,853,805	4.08%
Leisure facilities	7,319,603	2.30%	7,482,805	2.58%
Entertainment — theaters	7,292,208	2.29%	11,780,851	4.05%
Building products	7,004,740	2.21%	6,973,122	2.39%
Lumber products	1,957,688	0.61%	10,344,129	3.56%

Total	$318,335,836	100.00%	$290,584,985	100.00%

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	March 31, 2009		September 30, 2008

Fair value:
Healthcare technology	$36,199,751	12.45%	$9,864,480	3.60%
Healthcare services	34,040,899	11.71%	23,377,791	8.54%
Footwear and apparel	21,435,177	7.37%	17,934,513	6.55%
Construction and engineering	18,520,519	6.37%	18,683,167	6.82%
Restaurants	17,379,388	5.98%	17,639,081	6.44%
Healthcare facilities	17,189,033	5.91%	18,222,690	6.66%
Manufacturing — mechanical products	15,523,110	5.34%	15,494,737	5.66%
Data processing and outsourced services	13,369,069	4.60%	13,697,302	5.00%
Merchandise display	12,889,165	4.43%	12,799,999	4.68%
Trailer leasing services	12,418,047	4.27%	16,985,473	6.20%
Food distributors	11,887,135	4.09%	11,994,788	4.38%
Media — Advertising	11,275,567	3.88%	12,516,696	4.57%
Capital goods	10,300,667	3.54%	9,775,696	3.57%
Emulsions manufacturing	9,788,669	3.37%	9,523,464	3.48%
Home furnishing retail	9,252,095	3.18%	10,723,527	3.92%
Environmental & Facilities Services	8,087,949	2.78%	8,859,477	3.24%
Entertainment — theaters	7,257,784	2.50%	11,777,270	4.30%
Leisure facilities	7,107,403	2.44%	7,494,930	2.74%
Building products	7,019,950	2.41%	6,975,311	2.55%
Housewares & specialties	6,965,779	2.40%	11,407,776	4.17%
Household products/ specialty chemicals	1,953,743	0.67%	3,626,497	1.33%
Lumber products	916,400	0.31%	4,384,489	1.60%

Total	$290,777,299	100.00%	$273,759,154	100.00%

The Company’s investments are generally in small and mid-sized companies in a variety of industries. At March 31, 2009 and September 30, 2008, the Company had no investments that were greater than 10% of the total investment portfolio. Income, consisting of interest, dividends, fees, other investment income, and realization of gains or losses on equity interests, can fluctuate upon repayment of an investment or sale of an equity interest and in any given year can be highly concentrated among several investments. For the three months ended March 31, 2009, no individual investment produced income that exceeded 10% of investment income. For the three months ended March 31, 2008, the income from one investment exceeded 10% of investment income. This investment represented approximately 11.1% of the investment income for the three month period ended March 31, 2008.

Note 4.	Unearned Fee Income — Debt Origination Fees

The Company capitalizes upfront debt origination fees received in connection with financings and the unearned income from such fees is accreted into fee income over the life of the financing in accordance with Statement of Financial Accounting Standards 91 “Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases.” In accordance with SFAS 157, the net balance is reflected as unearned income in the cost and fair value of the respective investments.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Accumulated unearned fee income activity for the six months ended March 31, 2009 and March 31, 2008 was as follows:

	Six Months	Six Months
	Ended	Ended
	March 31, 2009	March 31, 2008

Beginning accumulated unearned fee income balance	$5,236,265	$1,566,293
Net fees received	2,227,846	3,047,617
Unearned fee income recognized	(1,816,247)	(698,554)

Ending accumulated unearned fee income balance	$5,647,864	$3,915,356

Note 5.	Share Data and Stockholders’ Equity

Effective January 2, 2008, the Partnership merged with and into the Company. At the time of the merger, all outstanding partnership interests in the Partnership were exchanged for 12,480,972 shares of common stock of the Company. An additional 26 fractional shares were payable to the stockholders in cash.

On June 17, 2008, the Company completed an initial public offering of 10,000,000 shares of its common stock at the offering price of $14.12 per share. The net proceeds totaled approximately $129.5 million net of investment banking commissions of approximately $9.9 million and offering costs of approximately $1.8 million.

The following table sets forth the weighted average shares outstanding for computing basic and diluted earnings per common share for the three months ended March 31, 2009 and March 31, 2008.

	Three Months	Three Months
	Ended	Ended
	March 31, 2009	March 31, 2008

Weighted average common shares outstanding, basic and diluted	22,752,668	12,480,972

On December 13, 2007, the Company adopted a dividend reinvestment plan that provides for reinvestment of its distributions on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, if the Board of Directors authorizes, and the Company declares, a cash distribution, then its stockholders who have not “opted out” of the dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of common stock, rather than receiving the cash distributions. On May 1, 2008, the Company declared a dividend of $0.30 per share to stockholders of record on May 19, 2008. On June 3, 2008, the Company paid a cash dividend of approximately $1.9 million and issued 133,317 common shares totaling approximately $1.9 million under the dividend reinvestment plan. On August 6, 2008, the Company declared a dividend of $0.31 per share to stockholders of record on September 10, 2008. On September 26, 2008, the Company paid a cash dividend of $5.1 million, and purchased and distributed a total of 196,786 shares ($1.9 million) of its common stock under the dividend reinvestment plan. On December 9, 2008, the Company declared a dividend of $0.32 per share to stockholders of record on December 19, 2008, and a $0.33 per share dividend to stockholders of record on December 30, 2008. On December 18, 2008, the Company declared a special dividend of $0.05 per share to stockholders of record on December 30, 2008. On December 29, 2008, the Company paid a cash dividend of approximately $6.4 million and issued 105,326 common shares totaling approximately $0.8 million under the dividend reinvestment plan. On January 29, 2009, the Company paid a cash dividend of approximately $7.6 million and issued 161,206 common shares totaling approximately $1.0 million under the dividend reinvestment plan.

In October 2008, the Company’s Board of Directors authorized a stock repurchase program to acquire up to $8 million of the Company’s outstanding common stock. Stock repurchases under this program may be made through open market at times and in such amounts as Company management deems appropriate. The stock repurchase program expires December 2009 and may be limited or terminated by the Board of Directors. In October

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

2008, the Company repurchased 78,000 shares of common stock on the open market as part of its share repurchase program.

Note 6.	Line of Credit

On January 15, 2008, the Company entered into a $50 million secured revolving credit facility with the Bank of Montreal, at a rate of LIBOR plus 1.5%, with a one year maturity date. The credit facility is secured by the Company’s existing investments.

Under the credit facility, the Company must satisfy several financial covenants, including maintaining a minimum level of stockholders’ equity, a maximum level of leverage and a minimum asset coverage ratio and interest coverage ratio. In addition, the Company must comply with other general covenants, including with respect to indebtedness, liens, restricted payments and mergers and consolidations. At December 31, 2008, the Company was in compliance with these covenants.

On December 30, 2008, Bank of Montreal renewed the Company’s $50 million credit facility. The terms include a 50 basis points commitment fee, an interest rate of Libor +3.25% and a term of 364 days. As of March 31, 2009, the Company had $21.0 million of borrowings outstanding under this credit facility. At April 30, 2009, the Company had $17.0 million of borrowings outstanding under this credit facility.

Prior to the merger, the Partnership entered into a $50 million unsecured, revolving line of credit with Wachovia Bank, N.A. (“Loan Agreement”) which had a final maturity date of April 1, 2008. Borrowings under the Loan Agreement were at a variable interest rate of LIBOR plus 0.75% per annum. In connection with the Loan Agreement, the General Partner, former member of the Board of Directors of Fifth Street Finance Corp. and an officer of Fifth Street Finance Corp. (collectively “guarantors”), entered into a guaranty agreement (the “Guaranty”) with the Partnership. Under the terms of the Guaranty, the guarantors agreed to guarantee the Partnership’s obligations under the Loan Agreement. In consideration for the guaranty, the Partnership was obligated to pay a former member of the Board of Directors of Fifth Street Finance Corp. a fee of $41,667 per month so long as the Loan Agreement was in effect. For the period from October 1, 2007 to November 27, 2007, the Partnership paid $83,333 under this Guaranty. In October 2007, the Partnership drew $28.25 million under the loan agreement. These loans were paid back in full with interest in November 2007. As of November 27, 2007, the Partnership terminated the Loan Agreement and the Guaranty.

Interest expense for the three months ended March 31, 2009 and 2008, was $128,201 and $72,982, respectively. Interest expense for the six months ended March 31, 2009 and 2008, was $168,359 and $187,681, respectively.

Note 7.	Interest and Dividend Income

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. In accordance with the Company’s policy, accrued interest is evaluated periodically for collectability. The Company stops accruing interest on investments when it is determined that interest is no longer collectible. Distributions from portfolio companies are recorded as dividend income when the distribution is received.

The Company holds debt in its portfolio that contains a payment-in-kind (“PIK”) interest provision. The PIK interest, computed at the contractual rate specified in each debt agreement, is added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest generally occurs at the time of debt principal repayment. The Company’s policy is to stop accruing PIK interest when it is determined that PIK interest is no longer collectible.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Accumulated PIK interest activity for the six months ended March 31, 2009 and March 31, 2008 was as follows:

	Six Months	Six Months
	Ended	Ended
	March 31, 2009	March 31, 2008

PIK balance at beginning of period	$5,367,032	$588,795
Gross PIK interest accrued	4,170,923	1,687,713
PIK income reversals	(453,436)	—
PIK interest received in cash	(163,575)	(15,638)

PIK balance at end of period	$8,920,944	$2,260,870

As of March 31, 2009, the Company had stopped accruing PIK interest and OID on four investments, including two investments that had not paid their scheduled monthly cash interest payments or were otherwise on non-accrual status. The aggregate amount of this income non-accrual was approximately $1.0 million and $1.6 million for the three and six months ended March 31, 2009, respectively.

Income non-accrual amounts for the current year are as follows:

	Three Months	Six Months
	Ended	Ended
	March 31, 2009	March 31, 2009

Cash interest income	$632,071	$902,578
PIK interest income	249,035	453,436
OID income	97,350	194,700

Total non-accrual of income	$978,456	$1,550,714

Note 8.	Fee Income

Fee income consists of the monthly collateral management fees that the Company receives in connection with its debt investments and the accreted portion of the debt origination fees.

Note 9.	Realized Gains or Losses from Investments and Net Change in Unrealized Appreciation or Depreciation from Investments

Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period, net of recoveries. Net change in unrealized appreciation or depreciation from investments reflects the net change in the valuation of the portfolio pursuant to the Company’s valuation guidelines and the reclassification of any prior period unrealized appreciation or depreciation on exited investments.

For the three and six months ended March 31, 2009, the Company recorded $12.4 million of realized losses on two of our portfolio company investments in connection with our determination that such investments were permanently impaired based on, among other things, our analysis of changes in each portfolio company’s business operations and prospects. For the three and six months ended March 31, 2008, the Company had no realized gains or losses.

Note 10.	Concentration of Credit Risks

The Company places its cash in financial institutions, and at times, such balances may be in excess of the FDIC insured limit.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 11.	Related Party Transactions

The Company has entered into an investment advisory agreement with the Investment Adviser. Under the investment advisory agreement the Company pays the Investment Adviser a fee for its services under the investment advisory agreement consisting of two components-a base management fee and an incentive fee.

Base management Fee

The base management fee is calculated at an annual rate of 2% of the Company’s gross assets, which includes any borrowings for investment purposes. The base management fee is payable quarterly in arrears, and will be calculated based on the value of the Company’s gross assets at the end of each fiscal quarter, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during such quarter. The base management fee for any partial month or quarter will be appropriately pro rated.

Prior to the merger of the Partnership with and into the Company, which occurred on January 2, 2008, the Partnership paid the Investment Adviser a management fee (the “Management Fee”), subject to the adjustments as described in the Partnership Agreement, for investment advice equal to an annual rate of 2% of the aggregate capital commitments of all limited partners (other than affiliated limited partners) for each fiscal year (or portion thereof) provided, however, that commencing on the earlier of (1) the first day of the fiscal quarter immediately following the expiration of the commitment period, or (2) if a temporary suspension period became permanent in accordance with the Partnership Agreement, on the first day of the fiscal quarter immediately following the date of such permanent suspension, the Management Fee for each subsequent twelve month period was equal to 1.75% of the NAV of the Partnership (exclusive of the portion thereof attributable to the General Partner and the affiliated limited partners, based upon respective capital percentages).

For the three months ended March 31, 2009 and 2008, base management fees were approximately $1.5 million and $1.0 million, respectively. For the six months ended March 31, 2009 and 2008, base management fees were approximately $2.9 million and $1.8 million, respectively.

Incentive Fee

The incentive fee portion of the investment advisory agreement has two parts. The first part is calculated and payable quarterly in arrears based on the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding fiscal quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the fiscal quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Company’s administration agreement with FSC, Inc., and any interest expense and dividends paid on any issued and outstanding indebtedness or preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding fiscal quarter, will be compared to a “hurdle rate” of 2% per quarter (8% annualized), subject to a “catch-up” provision measured as of the end of each fiscal quarter. The Company’s net investment income used to calculate this part of the incentive fee is

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

also included in the amount of its gross assets used to calculate the 2% base management fee. The operation of the incentive fee with respect to the Company’s Pre-Incentive Fee Net Investment Income for each quarter is as follows:

•	no incentive fee is payable to the Investment Adviser in any fiscal quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2% (the “preferred return” or “hurdle”).

•	100% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any fiscal quarter (10% annualized) is payable to the Investment Adviser. The Company refers to this portion of its Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide the Investment Adviser with an incentive fee of 20% on all of the Company’s Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when the Company’s Pre-Incentive Fee Net Investment Income exceeds 2.5% in any fiscal quarter.

•	20% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any fiscal quarter (10% annualized) is payable to the Investment Adviser once the hurdle is reached and the catch-up is achieved (20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the Investment Adviser).

The second part of the incentive fee will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date), commencing on September 30, 2008, and will equal 20% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees, provided that, the incentive fee determined as of September 30, 2008 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from inception.

For the three months ended March 31, 2009 and 2008, incentive fees were approximately $1.9 million and $1.0 million, respectively. For the six months ended March 31, 2009 and 2008, incentive fees were approximately $3.9 million and $1.0 million, respectively.

Transaction fees

Prior to the merger of the Partnership with and into the Company, which occurred on January 2, 2008, the Investment Adviser received 20% of transaction origination fees. For the six months ended March 31, 2008, payments for the transaction fees paid to the Investment Adviser amounted to approximately $0.2 million and were expensed as incurred.

Indemnification

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, the Company’s Investment Adviser and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Investment Adviser’s services under the investment advisory agreement or otherwise as the Company’s Investment Adviser.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Administration Agreement

The Company has also entered into an administration agreement with FSC, Inc. under which FSC, Inc. provides administrative services for the Company, including office facilities and equipment, and clerical, bookkeeping and recordkeeping services at such facilities. Under the administration agreement, FSC, Inc. also performs or oversees the performance of the Company’s required administrative services, which includes being responsible for the financial records which the Company is required to maintain and preparing reports to the Company’s stockholders and reports filed with the Securities and Exchange Commission. In addition, FSC, Inc. assists the Company in determining and publishing the Company’s net asset value, overseeing the preparation and filing of the Company’s tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. For providing these services, facilities and personnel, the Company reimburses FSC, Inc. the allocable portion of overhead and other expenses incurred by FSC, Inc. in performing its obligations under the administration agreement, including rent and the Company’s allocable portion of the costs of compensation and related expenses of the Company’s chief financial officer and chief compliance officer, and his staff. FSC, Inc. may also provide, on the Company’s behalf, managerial assistance to the Company’s portfolio companies. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

For the three and six months ended March 31, 2009, the Company incurred administrative expenses of approximately $318,000 and $595,000, respectively. At March 31, 2009, approximately $381,000 was included in Due to FSC, Inc. in the Consolidated Balance Sheet.

Note 12.	Financial Highlights(1)

	Three Months	Three Months	Six Months	Six Months
	Ended	Ended	Ended	Ended
	March 31, 2009	March 31, 2008	March 31, 2009	March 31, 2008(2)

Per share data:(3)
Net asset value at beginning of period	$11.86	$13.92	$13.02	$—
Adjustment to net asset value for issuance of common stock	(0.04)	—	(0.02)	8.56
Capital contributions from partners	—	—	—	5.33
Capital withdrawals by partners	—	—	—	(0.23)
Dividends declared and paid	—	—	(0.70)	—
Repurchases of common stock	—	—	(0.02)	—
Net investment income	0.33	0.33	0.69	0.62
Unrealized appreciation (depreciation) on investments	0.33	(0.13)	(0.49)	(0.16)
Realized loss on investments	(0.54)	—	(0.54)	—

Net asset value at end of period	$11.94	$14.12	$11.94	$14.12

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Three Months	Three Months	Six Months	Six Months
	Ended	Ended	Ended	Ended
	March 31, 2009	March 31, 2008	March 31, 2009	March 31, 2008(2)

Stockholders’ equity at beginning of period	$268,548,431	$173,699,990	$294,335,839	$106,815,695
Stockholders’ equity at end of period	$272,352,706	$176,210,249	$272,352,706	$176,210,249
Average stockholders’ equity(4)	$270,633,268	$174,955,120	$277,946,883	$160,985,605
Ratio of total expenses, excluding interest and line of credit guarantee expenses, to average stockholders’ equity(5)	1.59%	1.54%	3.11%	2.70%
Ratio of total expenses to average stockholders’ equity(5)	1.64%	1.59%	3.17%	2.81%
Ratio of net increase in net assets resulting from operations to ending stockholders’ equity(5)	1.04%	1.42%	(2.73)%	3.24%
Ratio of unrealized appreciation (depreciation) on investments to ending stockholders’ equity(5)	2.85%	(0.89)%	(3.94)%	(1.16)%
Total return to stockholders based on average stockholders’ equity(5)	1.05%	1.45%	(2.67)%	3.36%
Weighted average outstanding debt(6)	$477,778	$2,881,933	$236,264	$1,417,344

(1)	The amounts reflected in the financial highlights above represent net assets, income and expense ratios for all stockholders.

(2)	Per share data for the six months ended March 31, 2008 presumes the issuance of the 12,480,972 common shares at October 1, 2007 which were actually issued on January 2, 2008 in connection with the merger described above. There was no established public trading market for the stock for the period prior to October 1, 2007.

(3)	Based on actual shares outstanding at the end of the corresponding period or weighted average shares outstanding for the period, as appropriate.

(4)	Calculated based upon the daily weighted average stockholders’ equity for the period.

(5)	Interim periods are not annualized.

(6)	Calculated based upon the daily weighted average of loans payable for the period.

Note 13.	Preferred Stock

The Company’s restated certificate of incorporation had not authorized any shares of preferred stock. However, on April 4, 2008, the Company’s Board of Directors approved a certificate of amendment to its restated certificate of incorporation reclassifying 200,000 shares of its common stock as shares of non-convertible, non-participating preferred stock, with a par value of $0.01 and a liquidation preference of $500 per share (“Series A Preferred Stock”) and authorizing the issuance of up to 200,000 shares of Series A Preferred Stock. The Company’s certificate of amendment was also approved by the holders of a majority of the shares of its outstanding common stock through a written consent first solicited on April 7, 2008. On April 24, 2008, the Company filed its certificate of amendment and on April 25, 2008, it sold 30,000 shares of Series A Preferred Stock to a company controlled by Bruce E. Toll, one of the Company’s directors at that time. For the three months ended June 30, 2008, the Company paid dividends of approximately $234,000 on the 30,000 shares of Series A Preferred Stock. The dividend payment is considered and included in interest expense for accounting purposes since the preferred stock has a mandatory redemption feature. On June 30, 2008, the Company redeemed 30,000 shares of Series A Preferred Stock at the

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

mandatory redemption price of 101% of the liquidation preference or $15,150,000. The $150,000 is considered and included in interest expense for accounting purposes due to the stock’s mandatory redemption feature. No preferred stock is currently outstanding.

Note 14.	Subsequent Events

On April 3, 2009 and May 4, 2009, the Company repaid $4.0 million and $3.0 million, respectively, of the balance on its secured revolving credit facility with the Bank of Montreal. As of May 6, 2009, the outstanding balance on the facility was $14.0 million.

On April 15, 2009, the Company announced a $0.25 per share dividend to its common stockholders of record as of May 26, 2009. The dividend is payable on June 25, 2009.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders of
     Fifth Street Finance Corp.

We have audited the accompanying balance sheets, including the schedule of investments, of Fifth Street Finance Corp. (a Delaware corporation and successor to Fifth Street Mezzanine Partners III, L.P.) (the “Company”) as of September 30, 2008 and 2007, and the related statements of operations, changes in net assets, and cash flows and the financial highlights (included in Note 12), for the year ended September 30, 2008 and the period February 15, 2007 (inception) through September 30, 2007. Our audits of the basic financial statements included the Schedule of Investments in and Advances to Affiliates. These financial statements, financial highlights and financial statement schedule are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements, financial highlights and financial statement schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included physical inspection or confirmation of securities owned as of September 30, 2008 and 2007. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fifth Street Finance Corp. as of September 30, 2008 and 2007, and the results of its operations, changes in net assets and its cash flows and financial highlights for the year ended September 30, 2008 and the period February 15, 2007 (inception) through September 30, 2007, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

/s/ GRANT THORNTON LLP

New York, New York
June 3, 2009

Fifth Street Finance Corp.

Balance Sheet

	September 30,	September 30,
	2008	2007

ASSETS
Investments, at fair value (cost 9/30/2008: $295,821,250; 9/30/2007: $89,834,209)
Affiliate investments (cost 9/30/2008: $83,576,276; 9/30/2007: $38,716,308)	$73,106,057	$38,816,100
Non-control/Non- affiliate investments (cost 9/30/2008: $212,244,974; 9/30/2007: $51,117,901)	205,889,362	51,141,045
Unearned fee income	(5,236,265)	(1,566,293)
Total investments net of unearned fee income	273,759,154	88,390,852
Cash and cash equivalents	22,906,376	17,654,056
Interest receivable	2,367,806	754,623
Due from portfolio company	80,763	127,715
Prepaid management fee	—	252,586
Prepaid expenses	34,706	—
Deferred offering costs	—	149,687

Total Assets	$299,148,805	$107,329,519

LIABILITIES
Accounts payable, accrued expenses, and other liabilities	$567,691	$417,107
Base management fee payable	1,381,212	—
Incentive fee payable	1,814,013	—
Due to FSC, Inc.	574,102	—
Interest payable	38,750	9,934
Payments received in advance from portfolio companies	133,737	—
Offering costs payable	303,461	86,783

Total Liabilities	4,812,966	513,824

Commitments (Note 3)
Stockholders’ Equity
Common stock, $0.01 par value, 49,800,000 shares authorized, 22,614,289 shares issued and outstanding	226,143	—
Additional paid-in capital	300,524,155	—
Net unrealized appreciation (depreciation) on investments	(16,825,831)	—
Net realized gain on investments	62,487	—
Accumulated undistributed net investment income	10,348,885	—
Total Partners’ Capital	—	106,815,695

Total Stockholders’ Equity	294,335,839	106,815,695

Total Liabilities and Stockholders’ Equity	$299,148,805	$107,329,519

See notes to Financial Statements.

Fifth Street Finance Corp.

Statements of Operations

		For the Period
		February 15
	Year Ended	through
	September 30,	September 30,
	2008	2007

Investment Income:
Interest income:
Affiliate investments	$10,344,477	$2,900,314
Non-control/Non- affiliate investments	20,158,409	1,164,558
Interest on cash and cash equivalents	750,605	—

Total interest income	31,253,491	4,064,872

Fee income:
Affiliate investments	702,463	164,222
Non-control/Non-affiliate investments	1,105,576	64,610
Total fee income	1,808,039	228,832
Dividend income:
Affiliate investments	26,740	2,228
Non-control/Non-affiliate investments	130,971	—
Total dividend income	157,711	2,228

Total Investment income	33,219,241	4,295,932

Expenses:
Base management fees	4,258,334	1,564,189
Incentive fees	4,117,554	—
Professional fees	1,389,541	211,057
Board of Directors fees	249,000	—
Organizational costs	200,747	413,101
Interest expense	917,043	522,316
Administrator expense	978,387	—
Line of credit guarantee expense	83,333	250,000
Transaction fees	206,726	357,012
General and administrative expenses	674,360	18,867

Total expenses	13,075,025	3,336,542

Net Investment income	20,144,216	959,390

Unrealized appreciation (depreciation) of investments:
Affiliate investments	(10,570,012)	99,792
Non-control/Non-affiliate investments	(6,378,755)	23,144

Total unrealized appreciation (depreciation) on investments	(16,948,767)	122,936

Net realized gain from investments:
Non-control/Non-affiliate investments	62,487	—
Total net realized gain from investments	62,487	—

Net increase in net assets resulting from operations	3,257,936	$1,082,326

Earnings per common share-basic and diluted(1)	$0.21	N/A

Weighted average common shares-basic and diluted	15,557,469	N/A

(1)	The earnings per share calculation for the fiscal year ended September 30, 2008 is based on the assumption that if the number of shares issued at the time of the merger on January 2, 2008 (12,480,972 shares of common stock) had been issued at the beginning of the fiscal year on October 1, 2007, the Company’s earnings per share would have been $0.21 per share.

See notes to Financial Statements.

Fifth Street Finance Corp.

Statements of Changes in Net Assets

		For the Period
		February 15
	Year Ended	through
	September 30,	September 30,
	2008	2007

Operations:
Net investment income (loss)	$20,144,216	$959,390
Net realized gain (loss) on investment	62,487	—
Net unrealized appreciation (depreciation) on investments	(16,948,767)	122,936

Net increase (decrease) in net assets from operations	3,257,936	1,082,326

Stockholder distributions:
Distributions to stockholders from net investment income	(10,754,721)	—

Net decrease in assets from stockholder distributions	(10,754,721)	—

Capital share transactions:
Issuance of common stock	129,448,456	—
Issuance of common stock under dividend reinvestment plan	1,882,200	—
Issuance of common stock on conversion of partnership interest	169,420,000	—
Redemption of partnership interest for common stock	(169,420,000)	—
Fractional shares paid to partners from conversion	(358)	—
Capital contributions from partners	66,497,000	105,733,369
Capital withdrawals from partners	(2,810,369)	—

Net increase in assets from capital share transactions	195,016,929	105,733,369

Total increase in net assets	187,520,144	106,815,695
Net assets at beginning of period	106,815,695	—

Net assets at end of period	$294,335,839	$106,815,695

Net asset value per common share	$13.02	N/A

Common shares outstanding at end of period	22,614,289	N/A

See notes to Financial Statements.

Fifth Street Finance Corp.

Statements of Cash Flows

		For the Period
		February 15
	Year Ended	through
	September 30,	September 30,
	2008	2007

Cash flows from operating activities:
Net increase in net assets resulting from operations	$3,257,936	$1,082,326
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Change in unrealized depreciation (appreciation) on investments	16,948,767	(122,936)
Paid-in-kind income, net of cash received	(4,782,986)	(588,795)
Realized (gain) on sale of investment	(62,487)	—
Accretion of original issue discount on investments	(954,436)	(265,739)
Recognition of fee income	(1,808,039)	(228,832)
Change in operating assets and liabilities:
Fee income received	5,478,011	1,795,125
(Increase) in interest receivable	(1,613,183)	(754,623)
(Increase) Decrease in due from portfolio company	46,952	(127,715)
(Increase) Decrease in prepaid management fees	252,586	(252,586)
(Increase) in prepaid expenses	(34,706)	—
Increase in interest payable	28,816	9,934
Increase in due to FSC, Inc.	574,102	—
Increase in accounts payable, accrued expenses, and other liabilities	150,584	417,107
Increase in base management fee payable	1,381,212	—
Increase in incentive fee payable	1,814,013	—
Increase in payments received in advance from portfolio companies	133,737	—
Purchase of investments	(202,402,611)	(88,979,675)
Proceeds from sale of investment	62,487	—
Principal payments received on investments	2,152,992	—

Net cash used in operating activities	(179,376,253)	(88,016,409)

Cash flows from financing activities:
Dividends paid in cash	(8,872,521)	—
Capital contributions	66,497,000	105,733,369
Capital withdrawals	(2,810,369)	—
Borrowings	79,250,000	86,562,983
Repayment of borrowings	(79,250,000)	(86,562,983)
Proceeds from the issuance of common stock	131,316,000	—
Proceeds from the issuance of preferred stock subject to mandatory redemption	15,000,000	—
Redemption of preferred stock	(15,000,000)	—
Offering costs paid	(1,501,179)	(62,904)
Redemption of partnership interests for cash	(358)	—

Net cash provided by financing activities	184,628,573	105,670,465

Net increase in cash and cash equivalents	5,252,320	17,654,056
Cash and cash equivalents, beginning of period	17,654,056	—

Cash and cash equivalents, end of period	$22,906,376	$17,654,056

Supplemental Information:
Cash paid for interest	$888,227	$512,382
Non-cash financing activities:
Exchange of partnership interests for shares of common stock:
Redemption of partnership interests (includes associated earnings)	(173,699,632)	—
Issuance of shares of common stock	173,699,632	—
Issuance of shares of common stock under dividend reinvestment plan	1,882,200	—
Reinvested common shares under dividend reinvestment plan	(1,882,200)	—

See notes to Financial Statements.

Fifth Street Finance Corp.

Schedule of Investments
September 30, 2008

		Principal/			Percent of
Portfolio Company/Type of		No. of Shares/			Stockholders’
Investment(1)(2)(5)	Industry	No. of Units	Cost	Fair Value	Equity

United States:
Control Investments(3)
Affiliate Investments(4)
O’Currance, Inc	Data Processing & Outsourced Services
3.3% Membership Interest in O’Currance Holding Company LLC			$250,000	$97,156	—
1.75% Preferred Membership Interest			130,413	130,413	—
First Lien Term Loan, 16.875% due 3/21/2012		$9,500,000	10,018,321	10,018,321	3.4%
First Lien Term Loan, 16.875% due 3/21/2012		$3,750,000	3,640,702	3,640,702	1.2%

			14,039,436	13,886,592
CPAC, Inc	Household Products & Specialty Chemicals
Common Stock		2,297	2,297,000	—	—
Second Lien Term Loan, 17.5% due 4/13/2012		$10,000,000	9,696,804	3,766,496	1.3%

			11,993,804	3,766,496
Elephant & Castle, Inc.	Restaurants
Series A Preferred Stock		7,500	750,000	196,386	0.1%
Second Lien Term Loan, 15.5% due 4/20/2012		$7,500,000	7,276,448	7,276,448	2.5%

			8,026,448	7,472,834
MK Network, LLC(10)	Healthcare Technology
Membership Units(6)		6,114	584,795	760,441	0.3%
First Lien Term Loan, 13.5% due 6/1/2012		$9,500,000	9,254,484	9,254,484	3.1%

			9,839,279	10,014,925
Rose Tarlow, Inc.(9)	Home Furnishing Retail
0.1% membership interest in RTMH Acquisition Company			25,000	11,607	—
6.9% membership interest in RTMH Acquisition Company			1,275,000	591,939	0.2%
First Lien (Revolver), Libor + 4%, 9% floor due 1/25/2014		$350,000	350,000	350,000	0.1%
First Lien Term Loan, 12.0% due 1/25/2014		$10,000,000	9,977,845	9,977,845	3.4%

			11,627,845	10,931,391
Martini Park, LLC	Restaurants
5% membership interest		500,000	650,000	—	—
First Lien Term Loan, 14.0% due 2/20/2013		$4,000,000	3,479,018	3,009,904	1.0%

			4,129,018	3,009,904
Caregiver Services, Inc.	Healthcare Services
Series A Preferred Stock		1,080,398	1,080,398	1,183,867	0.4%
Second Lien Term Loan, LIBOR + 6.85%, 12% floor due 2/25/2013		$10,000,000	9,649,100	9,649,100	3.3%
Second Lien Term Loan, 16.5% due 2/25/2013		$13,500,000	13,190,948	13,190,948	4.5%

			23,920,446	24,023,915

Total Affiliate Investments			$83,576,276	$73,106,057	24.8%

		Principal/			Percent of
Portfolio Company/Type of		No. of Shares/			Stockholders’
Investment(1)(2)(5)	Industry	No. of Units	Cost	Fair Value	Equity

Non-Control/Non-Affiliate Investments(7)
Best Vinyl Acquisition Corporation.(8)	Building Products
Series A Preferred Stock		25,641	253,846	253,846	0.1%
Common Stock		25,641	2,564	4,753	—
Second Lien Term Loan, 12.0% due 3/30/2013		$7,000,000	6,807,923	6,807,923	2.3%

			7,064,333	7,066,522
Traffic Control & Safety Corporation	Construction and Engineering
Series B Preferred Stock		24,750	247,500	179,899	0.1%
Common Stock		25,000	2,500	—	—
Second Lien Term Loan, 15% due 6/29/2014		$18,416,667	18,741,967	18,741,967	6.4%

			18,991,967	18,921,866
Nicos Polymers & Grinding Inc.(8) 3.32% Membership	Commodity Chemicals
Interest in Crownbrook Acquisition I LLC			168,086	72,756	—
First Lien Term Loan, LIBOR +5%, 10% floor due 7/17/2012		$3,175,000	3,216,510	3,216,510	1.1%
First Lien Term Loan, 13.5% due 7/17/2012		$5,625,000	5,687,800	5,687,800	1.9%

			9,072,396	8,977,066
TBA Global, LLC (8)	Media: Advertising
Senior Preferred Shares		53,944	215,975	143,418	0.1%
Series A Shares		191,977	191,977	—	—
Second Lien Term Loan, LIBOR +5%, 10% floor due 8/3/2010		$2,500,000	2,531,982	2,531,982	0.9%
Second Lien Term Loan, 14.5% due 8/3/2012		$10,000,000	10,056,070	10,056,070	3.4%

			12,996,004	12,731,470
Fitness Edge, LLC	Leisure Facilities
Common Units		1,000	42,908	55,033	—
First Lien Term Loan, LIBOR +5.25%, 10% floor due 8/08/2012		$2,500,000	2,250,000	2,250,000	0.8%
First Lien Term Loan, 15% due 8/08/2012		$4,225,000	5,320,380	5,320,380	1.8%

			7,613,288	7,625,413
Filet of Chicken.(8)	Food Distributors
Second Lien Term Loan, 14.5% due 7/31/2012		$12,433,227	12,193,531	12,193,531	4.1%

			12,193,531	12,193,531
Boot Barn	Footwear and Apparel
Common Stock		1,176	131	—	—
Series A Preferred Stock		20,000	247,060	146,435	0.1%
Second Lien Term Loan, 14.5% due 10/3/2013		$17,800,000	18,095,933	18,095,933	6.1%

			18,343,124	18,242,368
American Hardwoods Industries Holdings, LLC (8)	Lumber Products
Membership Units		24,375	250,000	—	—
Second Lien Term Loan, 15.0% due 10/15/2012		$10,000,000	10,267,204	4,557,565	1.5%

			10,517,204	4,557,565
Premier Trailer Leasing, Inc.	Trailer Leasing Services
Common Stock		285	1,140	—	—
Second Lien Term Loan, 16.5% due 10/23/2012		$16,750,000	17,276,694	17,276,694	5.9%

			17,277,834	17,276,694
Pacific Press Technologies, Inc.	Capital Goods
Common Stock		8,463	94,513	132,014	—
Common Stock		25,000	250,000	349,196	0.1%
Second Lien Term Loan, 14.75% due 1/10/2013		$9,400,000	9,460,564	9,460,564	3.2%

			9,805,077	9,941,774
Goldco, LLC	Restaurants
Second Lien Term Loan, 17.5% due 1/31/2013		$7,500,000	7,705,761	7,705,761	2.6%

			7,705,761	7,705,761	—

		Principal/			Percent of
Portfolio Company/Type of		No. of Shares/			Stockholders’
Investment(1)(2)(5)	Industry	No. of Units	Cost	Fair Value	Equity

Lighting by Gregory, LLC	Housewares & Specialties
1.1% membership interest			110,000	98,459	—
First Lien Term Loan, 9.75% due 2/28/2013		$5,000,000	4,500,002	4,500,002	1.5%
First Lien Term Loan, 14.5% due 2/28/2013		$7,000,000	7,010,208	7,010,208	2.4%

			11,620,210	11,608,669

Central Industrial Supply Co.	Manufacturing — Mechanical Products
First Lien Term Loan, 17% due 4/1/2013		$16,375,000	15,800,700	15,800,700	5.4%

			15,800,700	15,800,700
Western Emulsions, Inc.	Emulsions Manufacturing
Second Lien Term Loan, 15% due 6/30/2014		$9,600,000	9,661,464	9,661,464	3.3%

			9,661,464	9,661,464
Storyteller Theatres Corporation(11)	Entertainment — Theatres
First Lien Term Loan, 15% due 7/16/2014		$11,800,000	11,824,413	11,824,413	4.0%
Common Stock		1,692	169		—
Preferred Stock		20,000	200,000	196,587	0.1%

			12,024,582	12,021,000
HealthDrive Corporation	Healthcare Facilities
First Lien (Revolver), 12% due 7/17/2013		$500,000	500,000	500,000	0.2%
First Lien Term Loan, 10% due 7/17/2013		$8,000,000	8,000,000	8,000,000	2.7%
First Lien Term Loan, 13% due 7/17/2013		$10,000,000	10,008,333	10,008,333	3.4%

			18,508,333	18,508,333
idX Corporation	Merchandise Display
Second Lien Term Loan, 14.5% due 7/1/2014		$13,000,000	13,049,166	13,049,166	4.5%

			13,049,166	13,049,166
Total Non-Control/Non-Affiliate Investments			212,244,974	205,889,362	70.0%

Total Portfolio Investments			295,821,250	278,995,419	94.8%
Unearned Income			(5,236,265)	(5,236,265)

Total Investments Net of Unearned Income			290,584,985	273,759,154

(1)	All debt investments are income producing. Equity is non-income producing unless otherwise noted.

(2)	See Note 3 for summary geographic location.

(3)	Control Investments are defined by the Investment Company Act of 1940 (“1940 Act”) as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation. As of September 30, 2008, the Company did not have a controlling interest in any of its investments.

(4)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns between 5% and 25% of the voting securities.

(5)	Equity ownership may be held in shares or units of companies related to the portfolio companies.

(6)	Income producing through payment of dividends or distributions.

(7)	Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments or Affiliate Investments.

(8)	Rates have been temporarily increased on the term loans, as follows:

Best Vinyl: Interest Rate + 0.5% on Term Loan

TBA Global: PIK + 2.0% on Term Loan A and B

Filet of Chicken: Interest Rate + 1.0%; PIK + 1.0% on Term Loan

American Hardwoods: PIK + 0.75% on Term Loan

Nicos: PIK + 2.0% on Term Loan A and B

(9)	Rose Tarlow, Inc. has an undrawn revolver of $2,650,000 at LIBOR + 4%, 9% floor.

(10)	MK Network, LLC has an undrawn revolver of $2,000,000 at Prime + 1.5%, 10% floor.

(11)	Storyteller Theatres Corporation has an undrawn revolver of $2,000,000 at LIBOR + 3.5%, 10% floor.

See notes to Financial Statements.

Fifth Street Finance Corp.

Schedule of Investments
September 30, 2007

		Principal/			Percent of
Portfolio Company/Type of		No. of Shares/			Partners’
Investment(1)(2)	Industry	No. of Units	Cost	Fair Value	Capital

United States:
Control Investments(3)
Affiliate Investments(4)
O’Currance, Inc	Data Processing & Outsourced Services
3.3% Membership Interest in O’Currance Holding Company LLC			$250,000	$89,587	0.1%
1.75% Preferred Membership Interest			130,413	130,413	0.1%
First Lien Term Loan, 16.875% due 3/21/2012		$9,500,000	9,590,060	9,590,060	9.0%

			9,970,473	9,810,060
CPAC, Inc	Household Products & Specialty Chemicals
Common Stock		2,297	2,297,000	2,297,000	2.2%
Second Lien Term Loan, 17.5% due 4/13/2012		$10,000,000	9,015,137	9,015,137	8.4%

			11,312,137	11,312,137
Elephant & Castle, Inc.(5)	Restaurants
Series A Preferred Stock		7,500	750,000	500,000	0.5%
Second Lien Term Loan, 15.5% due 4/20/2012		$7,500,000	6,911,378	6,911,378	6.5%

			7,661,378	7,411,378
MK Network, LLC	Healthcare Technology
Membership Units(6)		6,114	584,795	1,095,000	1.0%
Second Lien Term Loan, 13.5% due 6/1/2012		$9,500,000	9,187,525	9,187,525	8.6%

			9,772,320	10,282,525	—

Total Affiliate Investments			38,716,308	38,816,100	36.4%
Non-Control/Non-Affiliate Investments(7)
Best Vinyl Acquisition Corporation	Building Products
Series A Preferred Stock		25,641	253,846	175,000	0.2%
Common Stock		25,641	2,564	—	0.0%
Second Lien Term Loan, 12% due 3/30/2013		$5,000,000	4,765,188	4,765,188	4.5%

			5,021,598	4,940,188
Safety Systems Acquisition Corporation	Construction and Engineering
Series B Preferred Stock		24,750	247,500	247,500	0.2%
Common Stock		25,000	2,500	67,500	0.1%
Second Lien Term Loan, 15% due 6/29/2014		$5,000,000	5,696,671	5,696,671	5.3%

			5,946,671	6,011,671
Nicos Polymers & Grinding Inc.	Commodity Chemicals
3.32% Membership Interest in Crownbrook Acquisition I LLC			168,086	215,000	0.2%
First Lien Term Loan, LIBOR +5%, 10% floor due 7/17/2012		$3,175,000	3,175,000	3,175,000	3.0%
Second Lien Term Loan, 13.5% due 7/17/2012		$5,625,000	5,515,093	5,515,093	5.2%

			8,858,179	8,905,093

		Principal/			Percent of
Portfolio Company/Type of		No. of Shares/			Partners’
Investment(1)(2)	Industry	No. of Units	Cost	Fair Value	Capital

TBA Global, LLC	Media: Advertising
Senior Preferred Shares		53,944	215,975	215,975	0.2%
Series A Shares		191,977	191,977	184,025	0.2%
Second Lien Term Loan, LIBOR +5%, 10% floor due 8/3/2010		$2,500,000	2,500,000	2,500,000	2.3%
Second Lien Term Loan, 14.5% due 8/3/2012		$10,000,000	9,637,793	9,637,793	9.0%

			12,545,745	12,537,793
Fitness Edge, LLC	Leisure Facilities
Common Stock		1,000	42,908	43,500	0.0%
First Lien Term Loan, LIBOR +5.25%, 10% floor due 8/08/2012		$2,500,000	2,500,000	2,500,000	2.3%
First Lien Term Loan, 15% due 8/08/2012		$4,225,000	4,199,196	4,199,196	3.9%

			6,742,104	6,742,696
Filet of Chicken	Food Distributors
Common Stock		36	421,992	421,992	0.4%
Second Lien Term Loan, 14.5% due 7/31/2012		$12,000,000	11,581,612	11,581,612	10.8%

			12,003,604	12,003,604
Total Non-Control/Non-Affiliate Investments			51,117,901	51,141,045	47.8%

Total Portfolio Investments			89,834,209	89,957,145	84.2%
Unearned Income			(1,566,293)	(1,566,293)

Total Investments Net of Unearned Income			88,267,916	88,390,852

(1)	All debt investments are income producing. Equity is non-income producing unless otherwise noted.

(2)	See Note 3 for summary geographic location.

(3)	Control Investments are defined by the Investment Company Act of 1940 (“1940 Act”) as investments in companies in which the partnership owns more than 25% of the voting securities or maintains greater than 50% of the board representation. As of September 30, 2007, the Partnership did not have a controlling interest in any of its investments.

(4)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the partnership owns between 5% and 25% of the voting securities.

(5)	Equity ownership is held in Repechage Restaurant Group USA, Inc.

(6)	Income producing through payment of dividends or distributions.

(7)	Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments or Affiliate Investments.

See notes to Financial Statements.

FIFTH STREET FINANCE CORP.

NOTES TO FINANCIAL STATEMENTS

Note 1.	Organization

Fifth Street Mezzanine Partners III, L.P. (“Fifth Street” or “Partnership”), a Delaware limited partnership, was organized on February 15, 2007 to primarily invest in debt securities of small and/or middle market companies. FSMPIII GP, LLC was the Partnership’s general partner (the “General Partner”). The Partnership’s investments were managed by Fifth Street Management LLC (the “Investment Adviser”). The General Partner and Investment Adviser were under common ownership.

Effective January 2, 2008, the Partnership merged with and into Fifth Street Finance Corp., or the Company, an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940 (the “1940 Act”). The merger involved the exchange of shares between companies under common control. In accordance with the guidance on exchanges of shares between entities under common control contained in Statement of Financial Accounting Standards No. 141, Business Combinations (“SFAS 141”), the Company’s results of operations and cash flows for the year ended September 30, 2008 are presented as if the merger had occurred as of October 1, 2007. Accordingly, no adjustments were made to the carrying value of assets and liabilities (or the cost basis of investments) as a result of the merger. Fifth Street Finance Corp. is managed by the Investment Adviser. Prior to January 2, 2008, references to the Company are to the Partnership. On and as of January 2, 2008, references to the Company, FSC, “we” or “our” are to Fifth Street Finance Corp., unless the context otherwise requires.

On June 17, 2008, Fifth Street Finance Corp. completed an initial public offering of 10,000,000 shares of its common stock at the offering price of $14.12 per share. The Company’s shares are currently listed on the New York Stock Exchange under the symbol “FSC.”

Note 2.  Significant Accounting Policies

Basis of Presentation and Liquidity:

The financial statements of the Company are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for financial information and pursuant to the requirements for reporting on Form 10-K and Regulation S-X. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the current year have been included. These financial statements and notes thereto should be read in conjunction with the September 30, 2007 financial statements and notes thereto included in the Company’s financial statements as filed with the Securities and Exchange Commission in the Company’s final prospectus dated June 11, 2008.

Although the Company expects to fund the growth of the Company’s investment portfolio through the net proceeds from the recent and future equity offerings, the Company’s dividend reinvestment plan, and issuances of senior securities or future borrowings, to the extent permitted by the 1940 Act, the Company cannot assure that its plans to raise capital will be successful. In addition, the Company intends to distribute to its stockholders substantially all of its taxable income in order to satisfy the requirements applicable to regulated investment companies, or “RIC“s, under Subchapter M of the Internal Revenue Code.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and Article 6 of Regulation S-X under the Securities Act of 1933 requires management to make certain estimates and assumptions affecting amounts reported in the financial statements. These estimates are based on the information that is currently available to the Company and on various other assumptions that the Company believes to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions and conditions. The most significant estimate inherent in the preparation of the Company’s financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation.

FIFTH STREET FINANCE CORP.

NOTES TO FINANCIAL STATEMENTS — (Continued)

The financial statements include portfolio investments at fair value (excluding unearned income) of $279.0 million and $90.0 million at September 30, 2008 and September 30, 2007, respectively. The portfolio investments represent 94.8% and 84.2% of stockholder’s equity/partners’ capital at September 30, 2008 and September 30, 2007, respectively, and their fair values have been determined by the Company’s Board of Directors in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, the determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material. The illiquidity of these portfolio investments may make it difficult for the Company to sell these investments when desired and, if the Company is required to sell these investments, it may realize significantly less than the investments’ recorded value.

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation. Under the 1940 Act, “Affiliate Investments” are defined as investments in companies in which the Company owns between 5% and 25% of the voting securities. Under the 1940 Act, “Non-Control/ Non-Affiliate Investments” are defined as investments that are neither Control Investments nor Affiliate Investments.

Recently Issued Accounting Pronouncements:

In March 2008, the FASB issued SFAS 161, Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133, which requires additional disclosures for derivative instruments and hedging activities. SFAS 161 is effective for the Company beginning January 1, 2009. The Company does not have any derivative instruments nor has it engaged in any hedging activities. Thus, SFAS 161 has no impact on the Company’s current financial statements.

Significant Accounting Policies:

Investments:

a) Valuation:

1) Investments for which market quotations are readily available are valued at such market quotations.

2) Short-term investments that mature in 60 days or less, such as United States Treasury Bills, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities that mature in more than 60 days are valued at current market quotations by an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, or otherwise by a principal market maker or a primary market dealer). Investments in money market mutual funds are valued at their net asset value as of the close of business on the day of valuation.

3) It is expected that most of the investments in the Company’s portfolio will not have readily available market values. Debt and equity securities whose market prices are not readily available are valued at fair value. The factors that may be taken into account in fairly valuing investments include, as relevant, the portfolio company’s ability to make payments, its estimated earnings and projected discounted cash flows, the nature and realizable value of any collateral, the sensitivity of the investments to fluctuations in interest rates, the financial environment in which the portfolio company operates, comparisons to securities of similar publicly traded companies and other relevant factors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of these investments may differ significantly from the values that would have been used had a ready market existed for such investments, and any such differences could be material.

FIFTH STREET FINANCE CORP.

NOTES TO FINANCIAL STATEMENTS — (Continued)

4) In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurement (“SFAS No. 157”). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements, but does not require any new fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Company is currently analyzing the effect of adoption of this statement on its financial position, including its net asset value, and results of operations. The Company is required to adopt this statement on a prospective basis beginning in the quarter ending December 31, 2008. Adoption of this statement could have a material effect on the Company’s financial statements, including the Company’s net asset value. However, the actual impact on its financial statements in the period of adoption and subsequent to the period of adoption cannot be determined at this time as it will be influenced by the estimates of fair value for that period and the number and amount of investments the Company originates, acquires or exits.

5) In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (“SFAS 159”), which provides companies with an option to report selected financial assets and liabilities at fair value. The objective of SFAS 159 is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. SFAS 159 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company’s choice to use fair value on its earnings. SFAS 159 also requires entities to display the fair value of the selected assets and liabilities on the face of the combined balance sheet. SFAS 159 does not eliminate disclosure requirements of other accounting standards, including fair value measurement disclosures in SFAS 157. This Statement is effective as of the beginning of an entity’s first fiscal year beginning after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity makes that choice in the first 120 days of that fiscal year and also elects to apply the provisions of Statement 157. While SFAS 159 become effective for the Company’s 2009 fiscal year, the Company did not elect the fair value measurement option for any of its financial assets or liabilities.

6). In October 2008, the FASB issued Staff Position No. 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active (“FSP 157-3”). FSP 157-3 provides an illustrative example of how to determine the fair value of a financial asset in an inactive market. The FSP does not change the fair value measurement principles set forth in SFAS 157.

b) Realized gain or loss on the sale of investments is the difference between the proceeds received from dispositions of portfolio investments and their stated cost.

c) Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on investments and reserves for any previously accrued and uncollected interest when it is determined that interest is no longer collectible.

d) Distribution of earnings from portfolio companies are recorded as dividend income when the distribution is received.

e) The Company has investments in debt securities which contain a payment in kind or “PIK” interest provision. PIK interest is computed at the contractual rate specified in each investment agreement and added to the principal balance of the investment and recorded as interest income. For the year ended September 30, 2008 and for the period from February 15, 2007 through September 30, 2007, the Company recorded PIK income of $4.9 million and $0.6 million, respectively.

f) The Company capitalizes upfront loan origination fees received in connection with investments and reflects such fees as unearned fee income on the balance sheet. The unearned fee income from such fees is accreted into fee

FIFTH STREET FINANCE CORP.

NOTES TO FINANCIAL STATEMENTS — (Continued)

income based on the effective interest method over the life of the investment. In connection with its investment, the Company sometimes receives nominal cost equity that is valued as part of the negotiation process with the particular portfolio company. When the Company receives nominal cost equity, the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. Any resulting discount from recording the loan is accreted into fee income over the life of the loan.

Valuation of Investments

The Company invests primarily in illiquid securities issued by private companies and/or thinly-traded public companies (“Investments”). These Investments may be subject to restrictions on resale and generally have no established trading market. Fair value for Investments is determined in good faith in accordance with the valuation policy, based on the enterprise value of the portfolio companies. The enterprise value is the value at which an enterprise could be sold in a transaction between two willing parties other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of EBITDA (earnings before interest, taxes, depreciation, and amortization), cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for determining enterprise value and for any one portfolio company enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In determining the enterprise value of a portfolio company various factors are analyzed, including the portfolio company’s historical and projected financial results. Discounted cash flow models may be prepared and analyzed based on projections of the future free cash flows of the business and industry derived capital costs. External events are reviewed, including private mergers and acquisitions, and these events are included in the enterprise valuation process. An independent third party valuation firm may assist in the valuation process.

Due to the inherent uncertainty in the valuation process, the estimate of fair value may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment and other events that may occur over the life of the Investments may cause the gains or losses ultimately realized on these Investments to be different than the valuations currently assigned. The fair value of each individual Investment is determined and changes in fair value are recorded as unrealized appreciation and depreciation.

An investment ranking system is used in connection with investment oversight, portfolio management/analysis, and investment valuation procedures. This system takes into account both quantitative and qualitative factors of the portfolio company and the securities held.

If there is adequate enterprise value to support the repayment of the debt, the fair value of a loan or debt security normally corresponds to cost plus accumulated unearned income unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies are determined based on various factors, including revenues, EBITDA and cash flow from operations of the portfolio company and other pertinent factors such as recent offers to purchase a portfolio company’s securities, financing events or other liquidation events.

The value of the equity interests in public companies for which market quotations are readily available is based upon the closing public market price. Securities that contain certain restrictions on sale are typically valued at a discount from the public market price of the security.

Consolidation:

As an investment company, the Company only consolidates subsidiaries that are also investment companies. At September 30, 2008 and 2007, the Company did not have any consolidated subsidiaries.

FIFTH STREET FINANCE CORP.

NOTES TO FINANCIAL STATEMENTS — (Continued)

Cash and cash equivalents:

Cash and cash equivalents consist of demand deposits and highly liquid investments with maturities of three months or less, when acquired. The Company places its cash and cash equivalents with financial institutions and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Deferred offering costs:

Deferred offering costs consist of legal, accounting, regulatory and printing fees incurred through the balance sheet date that are related to the Company’s Initial Public Offering (“IPO”) which closed on June 17, 2008. Accordingly, approximately $1.9 million of deferred offering costs have been charged to capital since June 17, 2008.

Income Taxes

Prior to the merger of the Partnership with and into the Company, the Company was treated as a partnership for federal and state income tax purposes. The Partnership generally does not record a provision for income taxes because the partners report their shares of the partnership income or loss on their income tax returns. Accordingly, the taxable income was passed through to the partners and the Partnership was not subject to an entity level tax as of December 31, 2007.

As a partnership, Fifth Street Mezzanine Partners III, LP filed a calendar year tax return for a short year initial period from February 15, 2007 through December 31, 2007. Upon the merger, Fifth Street Finance Corp., the surviving C-Corporation, made an election to be treated as a Regulated Investment Company (“RIC”) and adopted a September 30 tax year end. Accordingly, the first RIC tax return will be filed for the tax year beginning January 1, 2008 and ending September 30, 2008.

As a RIC, the Company is not subject to federal income tax on the portion of its taxable income and gains distributed to its stockholders as a dividend. The Company anticipates distributing substantially all of its taxable income and gains, and thus the Company anticipates that it will not incur any federal or state income tax. Further, since the Company anticipates timely distribution of its taxable income within the tax rules, the Company anticipates that it will not incur any U.S. federal excise tax.

Listed below is a reconciliation of “net increase in net assets resulting from operations” to taxable income for the year ended September 30, 2008.

	Three Months Ended	Nine Months Ended	Year Ended
	December 31,	September 30,	September 30,
	2007(1)	2008(2)	2008

Net increase (decrease) in net assets resulting from operations	$3,198,000	$60,000	$3,258,000
Net change in unrealized (appreciation) depreciation from investments	476,000	16,472,000	16,948,000
Deferred loan origination fees and Interest- and dividend-related items	79,000	3,591,000	3,670,000
Organizational and deferred offering costs	152,000	(271,000)	(119,000)
Taxable/Tax distributable income	$3,905,000	$19,852,000	$23,757,000

(1)	As noted, the period prior to December 31, 2007 the Company filed its income tax return as a partnership, and therefore was not subject to tax treatment as a RIC under Subchapter M of the Code.

(2)	The Company’s taxable income for 2008 is an estimate and will not be finally determined until the Company files its 2008 tax return. Therefore, the final taxable income may be different than the estimate.

FIFTH STREET FINANCE CORP.

NOTES TO FINANCIAL STATEMENTS — (Continued)

Taxable income differs from net increase (decrease) in net assets resulting from operations primarily due to: (1) unrealized appreciation (depreciation) on investments, as investment gains and losses are not included in taxable income until they are realized; (2) certain investments that generate PIK interest; (3) origination fees received in connection with investments in portfolio companies, which are amortized into interest income over the life of the investment for book purposes, are treated as taxable income upon receipt; (4) certain employee-related costs which are accrued for book purposes, are not included in taxable income until paid; and (5) organizational and deferred offering costs.

As of September 30, 2008, the Company realized a taxable short-term capital gain of approximately $62,000, which will be treated as ordinary income on the Company’s tax return.

As of September 30, 2008, there is no substantial difference between the book and tax bases of the Company’s assets. The components of accumulated undistributed income on a tax basis were as follows:

Undistributed ordinary income — net (RIC Status)	$9,097,000
Unrealized losses — net	(16,826,000)
Accumulated partnership taxable income not subject to distribution	6,236,000
Other book-tax differences	(4,921,000)

The Company adopted Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes at inception on February 15, 2007. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Adoption of FIN 48 was applied to all open taxable years as of the effective date. The adoption of FIN 48 did not have an effect on the financial position or results of operations of the Company as there was no liability for unrecognized tax benefits and no change to the beginning capital of the Company. Management’s determinations regarding FIN 48 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

Dividends Paid:

Distributions to stockholders are recorded on the declaration date. The Company is required to distribute annually to its stockholders at least 90% of its net ordinary income and net realized short-term capital gains in excess of net realized long-term capital losses for each taxable year in order to be eligible for the tax benefits allowed to a RIC under Subchapter M of the Code. The Company anticipates paying out as a dividend all or substantially all of those amounts. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is based on management’s estimate of the Company’s annual taxable income. Based on that, a dividend is declared and paid each quarter. The Company maintains an “opt out” dividend reimbursement plan for its stockholders.

For the year ended September 30, 2008, the Company’s Board of Directors declared the following distributions:

	Total	Total per
Date Declared	Amount	Share	Record Date	Payment Date

May 1, 2008	$3,744,291	$0.30	May 19, 2008	June 3, 2008
August 6, 2008	7,010,430	0.31	September 10, 2008	September 26, 2008

	$10,754,721	$0.61

FIFTH STREET FINANCE CORP.

NOTES TO FINANCIAL STATEMENTS — (Continued)

For income tax purposes, the Company estimates that these distributions will be composed entirely of ordinary income, and will be reflected as such on the form 1099-DIV for the calendar year 2008. To date, the Company’s operations have resulted in no long-term capital gains or losses. The Company anticipates declaring further distributions to its stockholders to meet the distribution requirements pursuant to Subchapter M of the Code (See Subsequent Events).

Guarantees and Indemnification Agreements:

The Company follows FASB Interpretation Number 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others.” (“FIN 45”). FIN 45 elaborates on the disclosure requirements of a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by FIN 45, the fair value of the obligation undertaken in issuing certain guarantees. The Interpretation has no impact on the Company’s financial statements.

Reclassifications:

Certain prior period amounts have been reclassified to conform to the current presentation.

Note 3.	Portfolio Investments

At September 30, 2008, 94.8% of stockholders’ equity or $279.0 million was invested in 24 long-term portfolio investments and 7.8% of stockholders’ equity was invested in cash and cash equivalents. In comparison, at September 30, 2007, 84.2% of partners’ capital was invested in 10 long-term portfolio investments and 16.5% of partners’ capital was invested in cash and cash equivalents. As of September 30, 2008, all of the Company’s debt investments were secured by first or second priority liens on the assets of the portfolio companies. Moreover, the Company held equity investments in its portfolio companies consisting of common stock, preferred stock or limited liability company interests.

The Company’s off-balance sheet arrangements consisted of $24.7 million and $7.0 million of unfunded commitments to provide debt financing to its portfolio companies as of September 30, 2008 and September 30, 2007, respectively. Such commitments involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet and are not reflected on the Company’s balance sheet.

A summary of the composition of the unfunded commitments (consisting of revolvers and term loans) as of September 30, 2008 and September 30, 2007 is shown in the table below:

	Unfunded Commitments	Unfunded Commitments
	as of September 30, 2008	as September 30, 2007

MK Network, LLC	$2,000,000	$2,000,000
Fitness Edge, LLC	1,500,000	2,500,000
Rose Tarlow, Inc.	2,650,000	—
Martini Park, LLC*	11,000,000	—
Western Emulsions, Inc	2,000,000	—
Storyteller Theaters Corporation	4,000,000	—
HealthDrive Corporation	1,500,000	—
TBA Global, LLC	—	2,500,000

Total	$24,650,000	$7,000,000

*	The $11.0 million unfunded capital commitment to Martini Park was terminated subsequent to September 30, 2008 (See Subsequent Events)

FIFTH STREET FINANCE CORP.

NOTES TO FINANCIAL STATEMENTS — (Continued)

Summaries of the composition of the Company’s investment portfolio at cost and fair value (excluding unearned income) as a percentage of total investments are shown in the following tables:

	September 30, 2008		September 30, 2007

Cost
First Lien Debt	$110,838,716	37.47%	$5,675,000	6.32%
Second Lien Debt	175,661,559	59.38%	78,599,653	87.49%
Purchased Equity	4,120,368	1.39%	1,788,008	1.99%
Equity Grants	5,200,607	1.76%	3,771,548	4.20%

	$295,821,250	100.00%	$89,834,209	100.00%

	September 30, 2008		September 30, 2007

Fair Value
First Lien Debt	$110,369,601	39.56%	$5,675,000	6.31%
Second Lien Debt	164,021,612	58.79%	78,599,653	87.37%
Purchased Equity	2,001,213	0.72%	1,921,316	2.14%
Equity Grants	2,602,993	0.93%	3,761,176	4.18%

	$278,995,419	100.00%	$89,957,145	100.00%

The Company invests in portfolio companies located in the United States. The following tables show the portfolio composition by geographic region at cost and fair value (excluding unearned income) as a percentage of total investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business.

	September 30, 2008		September 30, 2007

Cost
Northeast	$91,319,980	30.87%	$44,346,118	49.37%
West	83,062,709	28.08%	33,484,486	37.27%
Southwest	54,764,580	18.51%	—	—
Southeast	43,819,739	14.81%	12,003,605	13.36%
Midwest	22,854,242	7.73%	—	—

	$295,821,250	100.00%	$89,834,209	100.00%

	September 30, 2008		September 30, 2007

Fair Value
Northeast	$75,541,204	27.08%	$44,653,829	49.64%
West	81,780,209	29.31%	33,299,711	37.02%
Southwest	54,759,859	19.63%	—	—
Southeast	43,923,208	15.74%	12,003,605	13.34%
Midwest	22,990,939	8.24%	—	—

	$278,995,419	100.00%	$89,957,145	100.00%

FIFTH STREET FINANCE CORP.

NOTES TO FINANCIAL STATEMENTS — (Continued)

Set forth below are tables showing the composition of the Company’s portfolio by industry at cost and fair value as of September 30, 2008 and September 30, 2007 (excluding unearned income):

	September 30, 2008		September 30, 2007

Cost
Trailer Leasing Services	$17,277,834	5.84%	$—	—
Data Processing and Outsourced Services	14,039,436	4.75%	9,970,473	11.10%
Footwear and Apparel	18,343,124	6.20%	—	—
Media-Advertising	12,996,004	4.39%	12,545,745	13.96%
Food Distributors	12,193,531	4.12%	12,003,604	13.36%
Household Products/Specialty Chemicals	11,993,804	4.05%	11,312,137	12.59%
Lumber Products	10,517,204	3.56%	—	—
Healthcare Technology	9,839,279	3.33%	9,772,320	10.88%
Commodity Chemicals	9,072,396	3.07%	8,858,179	9.86%
Restaurants	19,861,228	6.71%	7,661,378	8.53%
Leisure Facilities	7,613,288	2.57%	6,742,104	7.51%
Construction & Engineering	18,991,967	6.42%	5,946,671	6.62%
Building Products	7,064,333	2.39%	5,021,598	5.59%
Capital Goods	9,805,077	3.31%	—	—
Home Furnishing Retail	11,627,845	3.93%	—	—
Healthcare Service	23,920,446	8.09%	—	—
Manufacturing — Mechanical Products	15,800,700	5.34%	—	—
Housewares & Specialties	11,620,210	3.93%	—	—
Emulsions Manufacturing	9,661,464	3.27%	—	—
Entertainment — Theaters	12,024,583	4.06%	—	—
Healthcare Facilities	18,508,333	6.26%	—	—
Merchandise Display	13,049,166	4.41%	—	—

Total	$295,821,250	100.00%	$89,834,209	100.00%

	September 30, 2008		September 30, 2007

Fair Value
Trailer Leasing Services	$17,276,694	6.19%	$—	—
Data Processing and Outsourced Services	13,886,592	4.98%	9,810,060	10.91%
Footwear and Apparel	18,242,368	6.54%	—	—
Media-Advertising	12,731,470	4.56%	12,537,793	13.93%
Food Distributors	12,193,531	4.37%	12,003,604	13.34%
Household Products/Specialty Chemicals	3,766,496	1.35%	11,312,137	12.58%
Lumber Products	4,557,565	1.63%	—	—
Healthcare Technology	10,014,925	3.59%	10,282,525	11.43%
Commodity Chemicals	8,977,066	3.22%	8,905,093	9.90%
Restaurants	18,188,499	6.52%	7,411,378	8.24%
Leisure Facilities	7,625,413	2.73%	6,742,696	7.50%
Construction & Engineering	18,921,866	6.78%	6,011,671	6.68%
Building Products	7,066,522	2.53%	4,940,188	5.49%
Capital Goods	9,941,774	3.57%	—	—
Home Furnishing Retail	10,931,391	3.92%	—	—
Healthcare Services	24,023,915	8.61%	—	—
Manufacturing — Mechanical Products	15,800,700	5.66%	—
Housewares & Specialties	11,608,669	4.16%	—	—

FIFTH STREET FINANCE CORP.

NOTES TO FINANCIAL STATEMENTS — (Continued)

	September 30, 2008		September 30, 2007

Emulsions Manufacturing	9,661,464	3.46%	—	—
Entertainment — Theatres	12,021,000	4.31%	—	—
Healthcare Facilities	18,508,333	6.64%	—	—
Merchandise Display	13,049,166	4.68%	—	—

Total	$278,995,419	100.00%	$89,957,145	100.00%

The Company’s investments are generally in small and mid-sized companies in a variety of industries. At September 30, 2008, the Company had no investment that was greater than 10% of the total investment portfolio. At September 30, 2007, the Partnership had five investments that were greater than 10% of the total investment portfolio. Such investments represented approximately 62.2% of the fair value of the portfolio and approximately 61.9% of cost at September 30, 2007. Income, consisting of interest, dividends, fees, other investment income, and realization of gains or losses on equity interests, can fluctuate upon repayment of an investment or sale of an equity interest and in any given year can be highly concentrated among several investments. For the year ended September 30, 2008, no investment generated income exceeding 10% of investment income.

Note 4.	Unearned Fee Income — Debt Origination Fees

The Company capitalizes upfront debt origination fees received in connection with financings and the unearned income from such fees is accreted into fee income over the life of the financing in accordance with the Statement of Financial Accounting Standards 91 “Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases.” The net balance is reflected as unearned income on the balance sheet.

Accumulated unearned fee income activity for the years ended September 30, 2008 and 2007 was as follows:

	For the Year Ended	For the Year Ended
	September 30, 2008	September 30, 2007

Beginning accumulated unearned fee income balance	$1,566,293	$—
Net fees received	5,478,011	1,795,125
Unearned fee income recognized	(1,808,039)	(228,832)

Ending Unearned Fee Income Balance	$5,236,265	$1,566,293

Note 5.	Share Data and Stockholders’ Equity

Effective January 2, 2008, the Partnership merged with and into the Company. At the time of the merger, all outstanding partnership interests in the Partnership were exchanged for 12,480,972 shares of common stock of the Company. An additional 26 fractional shares were payable to the stockholders in cash.

On June 3, 2008, the Company issued 133,217 shares of its common stock in conjunction with the dividend distribution.

On June 17, 2008, the Company completed an initial public offering of 10,000,000 shares of its common stock at the offering price of $14.12 per share. The net proceeds totaled approximately $129.4 million net of investment banking commissions of approximately $9.9 million and offering costs of approximately $1.9 million.

FIFTH STREET FINANCE CORP.

NOTES TO FINANCIAL STATEMENTS — (Continued)

The following table sets forth the weighted average shares outstanding for computing basic and diluted income (loss) per common share for the year ended September 30, 2008.

For the Year
Ended
September 30,
2008

Weighted average common shares outstanding, basic and diluted	15,557,469

On December 13, 2007, the Company adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. On May 1, 2008, the Company declared a dividend of $0.30 per share to stockholders of record on May 19, 2008. On June 3, 2008 the Company paid a cash dividend of approximately $1.9 million and a stock dividend of 133,317 common shares totaling approximately $1.9 million under the dividend reinvestment plan. On August 6, 2008, the Company declared a dividend of $0.31 per share to stockholders of record on September 10, 2008. On September 26, 2008 the Company paid a cash dividend of $5.1 million, and redistributed a total of 196,786 shares ($1.9 million) of our common stock under our dividend reinvestment plan.

Note 6.	Line of Credit

On January 15, 2008, the Company entered into a $50 million secured revolving credit facility with the Bank of Montreal, at a rate of LIBOR plus 1.5%, with a one year maturity date. Additionally, the Company incurs a 30 basis points unused line fee on unused amounts under the line of credit. The credit facility is secured by the Company’s existing investments. As of March 31, 2008, the Company had drawn approximately $14.4 million on the credit facility to fund additional investments. The Company borrowed an additional $35.6 million in the quarter ended June 30, 2008, and repaid the entire $50 million loan by June 17, 2008. The weighted average rate for the loans was approximately 4.3%.

Under the credit facility, the Company must satisfy several financial covenants, including maintaining a minimum level of stockholders’ equity, a maximum level of leverage and a minimum asset coverage ratio and interest coverage ratio. In addition, the Company must comply with other general covenants, including with respect to indebtedness, liens, restricted payments and mergers and consolidations. At September 30, 2008, the Company was in compliance with these covenants.

On November 28, 2008, Bank of Montreal approved a renewal of the Company’s $50 million credit facility, subject only to satisfactory documentation. The terms include a 50 basis points commitment fee, an interest rate of Libor +3.25% and a term of 364 days.

Prior to the merger, the Partnership entered into a $50 million unsecured, revolving line of credit with Wachovia Bank, N.A. (“Loan Agreement”) which had a final maturity date of April 1, 2008. Borrowings under the Loan Agreement were at a variable interest rate of LIBOR plus 0.75% per annum. In connection with the Loan Agreement, the General Partner, a member of the Board of Directors of Fifth Street Finance Corp. and an officer of Fifth Street Finance Corp. (collectively “guarantors”), entered into a guaranty agreement (the “Guaranty”) with the Partnership. Under the terms of the Guaranty, the guarantors agreed to guarantee the Partnership’s obligations under the Loan Agreement. In consideration for the guaranty, the Partnership was obligated to pay a member of the Board of Directors of Fifth Street Finance Corp. a fee of $41,667 per month so long as the Loan Agreement was in effect. For the period from October 1, 2007 to November 27, 2007, the Partnership paid $83,333 under this Guaranty. In October 2007, the Partnership drew $28.25 million from the credit facility. These loans were paid back in full with interest in November 2007. As of November 27, 2007, the Partnership terminated the Loan Agreement and the Guarantee.

FIFTH STREET FINANCE CORP.

NOTES TO FINANCIAL STATEMENTS — (Continued)

Interest expense for the year ended September 30, 2008 was $0.5 million, excluding interest on redeemable preferred stock of $0.2 million and a redemption fee of $0.2 million on the redemption of preferred stock. Interest expense for the period from February 15, 2007 through September 30, 2007 was $0.5 million.

Note 7.	Interest and Dividend Income

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. In accordance with the Company’s valuation policy, accrued interest is evaluated periodically for collectability. Distributions from portfolio companies are recorded as dividend income when the distribution is received.

The Company holds debt in its portfolio that contains a payment-in-kind (“PIK”) interest provision. The PIK interest, computed at the contractual rate specified in each debt agreement, is added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest generally occurs at the time of repayment of the debt. The Company’s policy is to stop accruing PIK interest, and write off any accrued and uncollected interest, when it is determined that PIK interest is no longer collectible.

As of September 30, 2008, the Company had no investments that were delinquent on interest payments or which were otherwise on non-accrual status.

Note 8.	Fee Income

Fee income consists of the monthly collateral management fees that the Company receives in connection with its debt investments and the accreted portion of the debt origination fees.

Note 9.	Realized Gains or Losses from Investments and Net Change in Unrealized Appreciation or Depreciation from Investments

Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period, net of recoveries. Net change in unrealized appreciation or depreciation from investments reflects the net change in the valuation of the portfolio pursuant to the Company’s valuation guidelines and the reclassification of any prior period unrealized appreciation or depreciation on exited investments.

For the year ended September 30, 2008, the Company had a realized gain of approximately $62,000 from the sale of equity interest in Filet of Chicken.

Note 10.	Concentration of Credit Risks

The Company places its cash in financial institutions, and at times, such balances may be in excess of the FDIC insured limit.

Note 11.	Related Party Transactions

The Company has entered into an investment advisory agreement with the Investment Adviser. Under the investment advisory agreement the Company pays the Investment Adviser a fee for its services under the investment advisory agreement consisting of two components-a base management fee and an incentive fee.

Base management Fee

The base management fee is calculated at an annual rate of 2% of the Company’s gross assets, which includes any borrowings for investment purposes. The base management fee is payable quarterly in arrears, and will be calculated based on the value of the Company’s gross assets at the end of each fiscal quarter, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during such quarter. The base management

FIFTH STREET FINANCE CORP.

NOTES TO FINANCIAL STATEMENTS — (Continued)

fee for any partial month or quarter will be appropriately pro rated. In accordance with the Investment Advisory Agreement, the Investment Adviser has agreed to waive, through December 31, 2008, that portion of the base management fee attributable to the Company’s assets held in the form of cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment.

Prior to the merger of the Partnership with and into the Company, which occurred on January 2, 2008, the Partnership paid the Investment Adviser a management fee (the “Management Fee”), subject to the adjustments as described in the Partnership Agreement, for investment advice equal to an annual rate of 2.00% of the aggregate capital commitments of all limited partners (other than affiliated limited partners) for each fiscal year (or portion thereof) provided, however, that commencing on the earlier of (1) the first day of the fiscal quarter immediately following the expiration of the commitment period, or (2) if a temporary suspension period became permanent in accordance with the Partnership Agreement, on the first day of the fiscal quarter immediately following the date of such permanent suspension, the Management Fee for each subsequent twelve month period was equal to 1.75% of the NAV of the Partnership (exclusive of the portion thereof attributable to the General Partner and the affiliated limited partners, based upon respective capital percentages).

For the year ended September 30, 2008 and the period February 15, 2007 through September 30, 2007, base management fees were approximately $4.3 million and $1.6 million, respectively.

Incentive Fee

The incentive fee portion of the investment advisory agreement has two parts. The first part is calculated and payable quarterly in arrears based on the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding fiscal quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the fiscal quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Company’s administration agreement with FSC, Inc., and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding fiscal quarter, will be compared to a “hurdle rate” of 2% per quarter (8% annualized), subject to a “catch-up” provision measured as of the end of each fiscal quarter. The Company’s net investment income used to calculate this part of the incentive fee is also included in the amount of its gross assets used to calculate the 2% base management fee. The operation of the incentive fee with respect to the Company’s Pre-Incentive Fee Net Investment Income for each quarter is as follows:

•	no incentive fee is payable to the Investment Adviser in any fiscal quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2% (the “preferred return” or “hurdle”).

•	100% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any fiscal quarter (10% annualized) is payable to the investment adviser. The Company refers to this portion of its Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide the Investment Adviser with an incentive fee of 20% on all of the Company’s Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when the Company’s Pre-Incentive Fee Net Investment Income exceeds 2.5% in any fiscal quarter.

FIFTH STREET FINANCE CORP.

NOTES TO FINANCIAL STATEMENTS — (Continued)

•	20% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any fiscal quarter (10% annualized) is payable to the investment adviser once the hurdle is reached and the catch-up is achieved, (20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the investment adviser).

The second part of the incentive fee will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date), commencing on September 30, 2008, and will equal 20% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees, provided that, the incentive fee determined as of September 30, 2008 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from inception.

From the time the investment advisory agreement became effective, on January 2, 2008, through September 30, 2008, incentive fees were approximately $4.1 million. There were no incentive fees for prior periods.

Transaction fees

Prior to the merger of the Partnership with and into the Company, which occurred on January 2, 2008, the Investment Adviser received 20% of transaction origination fees. For the year ended September 30, 2008, payments for the transaction fees paid to the Investment Adviser amounted to $0.2 million and were expensed as incurred, compared to $0.4 million for the period February 15, 2007 through September 30, 2007.

Indemnification

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, our investment adviser and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our investment adviser’s services under the investment advisory agreement or otherwise as our investment adviser.

Administration Agreement

The Company has also entered into an administration agreement with FSC, Inc. under which FSC, Inc. provides administrative services for the Company, including office facilities and equipment, and clerical, bookkeeping and recordkeeping services at such facilities. Under the administration agreement, FSC, Inc. also performs or oversees the performance of the Company’s required administrative services, which includes being responsible for the financial records which the Company is required to maintain and preparing reports to the Company’s stockholders and reports filed with the Securities and Exchange Commission. In addition, FSC, Inc. assists the Company in determining and publishing the Company’s net asset value, overseeing the preparation and filing of the Company’s tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. For providing these services, facilities and personnel, the Company reimburses FSC, Inc. the allocable portion of overhead and other expenses incurred by FSC, Inc. in performing its obligations under the administration agreement, including rent and the Company’s allocable portion of the costs of compensation and related expenses of the Company’s chief financial officer and chief compliance officer, and his staff. FSC, Inc. may also provide, on the Company’s behalf, managerial assistance to the Company’s portfolio companies. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

FIFTH STREET FINANCE CORP.

NOTES TO FINANCIAL STATEMENTS — (Continued)

For the year ended September 30, 2008, the Company incurred administrative expenses of approximately $1.6 million. At September 30, 2008, approximately $0.6 million was included in Due to FSC, Inc. in the balance sheet.

Preferred Stock

On April 25, 2008, the Company sold 30,000 shares of Series A Preferred Stock to a company controlled by Bruce E. Toll, one of the Company’s directors. On June 30, 2008, the Company redeemed 30,000 shares of Series A Preferred Stock at the mandatory redemption price of 101% of the liquidation preference or $15,150,000. (see Note 13 — Preferred Stock).

Note 12.	Financial Highlights

		For the Period
	For the Year Ended	February 15 through
	September 30,	September 30,
	2008(1)(2)	2007

Per Share Data(3)
Net Asset value at beginning of period	$8.56	NA
Adjustment to net asset value for new issuances of common stock	(3.84)	NA
Capital contributions	2.94	NA
Capital withdrawals	(0.12)	NA
Net proceeds from the issuance of common stock	5.73	NA
Net Investment Income	0.89	NA
Net change in unrealized appreciation (depreciation) of investments	(0.75)	NA
Cash dividends paid	(0.39)	NA

Net Asset value at end of period	$13.02	$ NA

Stockholders’ Equity at beginning of period	$106,815,695	$—
Stockholders’ Equity at end of period	$294,335,839	$106,815,695
Average Stockholders’ Equity(4)	$205,932,850	$30,065,414
Ratio of total expenses, excluding interest and line of credit guarantee expenses, to average stockholders’ equity(5)	5.86%	8.53%
Ratio of total expenses to average stockholders’ equity(5)	6.35%	11.10%
Ratio of net increase in net assets resulting from operations to ending stockholders’ equity(5)	1.11%	1.01%
Ratio of unrealized appreciation (depreciation) in investments to ending stockholders’ equity(5)	(5.76)%	0.12%
Total return to stockholders based on average stockholders’ equity(5)	1.58%	3.60%
Weighted Average outstanding debt(6)	$11,887,427	$12,155,296

(1)	The amounts reflected in the financial highlights above represent net assets, income and expense ratios for all stockholders.

(2)	Per share data for the year ended September 30, 2008 presumes the issuance of the 12,480,972 common shares at October 1, 2007 which were actually issued on January 2, 2008 due to the merger. There was no established public trading market for the stock for the period prior to October 1, 2007.

(3)	Based on actual shares outstanding at the end of the corresponding period.

FIFTH STREET FINANCE CORP.

NOTES TO FINANCIAL STATEMENTS — (Continued)

(4)	Calculated based upon the daily weighted average stockholders’ equity for the period.

(5)	Interim periods are not annualized.

(6)	Calculated based upon the daily weighted average of loans payable for the period.

Note 13.	Preferred Stock

The Company’s restated certificate of incorporation had not authorized any shares of preferred stock. However, on April 4, 2008, the Company’s Board of Directors approved a certificate of amendment to its restated certificate of incorporation reclassifying 200,000 shares of its common stock as shares of non-convertible, non-participating preferred stock, with a par value of $0.01 and a liquidation preference of $500 per share (“Series A Preferred Stock”) and authorizing the issuance of up to 200,000 shares of Series A Preferred Stock. The Company’s certificate of amendment was also approved by the holders of a majority of the shares of its outstanding common stock through a written consent first solicited on April 7, 2008. On April 24, 2008, the Company filed its certificate of amendment and on April 25, 2008, it sold 30,000 shares of Series A Preferred Stock to a company controlled by Bruce E. Toll, one of the Company’s directors. For the three months ended June 30, 2008, the Company paid dividends of approximately $234,000 on the 30,000 shares of Series A Preferred Stock. The dividend payment is considered and included in interest expense for accounting purposes since the preferred stock has a mandatory redemption feature. On June 30, 2008, the Company redeemed 30,000 shares of Series A Preferred Stock at the mandatory redemption price of 101% of the liquidation preference or $15,150,000. The $150,000 is considered and included in interest expense for accounting purposes due to the stock’s mandatory redemption feature. No preferred stock is currently outstanding.

Note 14.	Subsequent Events

On October 10, 2008, Rose Tarlow made a $350,000 draw on its previously undrawn revolver. Prior to the draw, the Company’s unfunded commitment was $2.65 million. In addition, the revolver interest rate increased to 12% and the term loan increased to 12.5%.

On October 15, 2008, the Company announced an $8.0 million Open Market Share Repurchase Plan. Under this plan, the Company may repurchase up to $8.0 million of common stock at prices below its net asset value as reported in the most recently published financial statements. The program expires December 31, 2009, unless otherwise extended by the Company’s Board of Directors.

On October 29, 2008, the Company made an $11.0 million investment in Cenegenics LLC, an age management medical institution headquartered in Las Vegas, Nevada. The Company’s investment consists of an $11.0 million term loan with a 17.0% annual interest rate.

On November 4, 2008, the Company terminated its unfunded commitment of $11.0 million to Martini Park.

On November 26, 2008, the Company invested an additional $7.0 million in Boot Barn, an existing portfolio company, to support an acquisition and additional equity investment. The new investment consists of a $7.0 million term loan with a 17% annual interest rate.

On November 28, 2008, Bank of Montreal approved a renewal of the Company’s $50 million credit facility, subject only to satisfactory documentation. The terms include a 50 basis points commitment fee, an interest rate of Libor +3.25% and a term of 364 days.

On December 1, 2008, the Company invested an additional $5.3 million in MK Network, LLC to support an acquisition. The new investment consists of a $5.3 million term loan with a 17.5% annual interest rate.

On December 9, 2008, the Company’s Board of Directors declared a cash dividend of $0.32 per share payable on December 29, 2008 to stockholders of record as of December 19, 2008 for the first fiscal quarter of 2009, and a cash dividend of $0.33 per share payable on January 29, 2009 to stockholders of record as of December 30, 2008 for the second fiscal quarter of 2009.

Schedule 12-14

Fifth Street Finance Corp.

Schedule of Investments in and Advances to Affiliates

	Amount of
	Interest, Fees
	or Dividends
	Credited to	Fair Value at	Gross	Gross	Fair Value at
Portfolio Company/Type of Investment(1)	Income(2)	October 1, 2007	Additions(3)	Reductions(4)	September 30, 2008

Affiliate Investments
O’Currance, Inc.
First Lien Term Loan A, 16.875% due 3/21/2012	$1,790,771	$9,590,060	$428,261	$—	$10,018,321
First Lien Term Loan B, 16.875% due 3/21/2012	636,654	—	3,890,702	(250,000)	3,640,702
1.75% Preferred Membership Interest in O’Currance Holding Co., LLC	—	130,413	—	—	130,413
3.3% Membership Interest in O’Currance Holding Co., LLC	—	89,587	7,569	—	97,156
CPAC, Inc.
Second Lien Term Loan, 17.5% due 4/13/2012	2,215,149	9,015,137	681,669	(5,930,310)	3,766,496
2,297 shares of Common Stock	—	2,297,000	—	(2,297,000)	—
Elephant & Castle, Inc.
Second Lien Term Loan, 15.5% due 4/20/2012	1,444,184	6,911,378	365,070	—	7,276,448
7,500 shares of Series A Preferred Stock	—	500,000	—	(303,614)	196,386
MK Network, LLC
First Lien Term Loan A, 13.5% due 6/1/2012	1,492,572	9,187,525	66,959	—	9,254,484
First Lien Revolver, Prime + 1.5% (10% floor), due 6/1/2010	18,667	—	—	—	—
11,030 Membership Units	—	1,095,000	—	(334,559)	760,441
Rose Tarlow, Inc.
First Lien Term Loan, 12% due 1/25/2014	871,242	—	9,977,845	—	9,977,845
First Lien Revolver, LIBOR+4% (9% floor) due 1/25/2014	4,733	—	350,000	—	350,000
6.9% membership interest in RTMH Acquisition Company	—	—	1,275,000	(683,061)	591,939
0.1% membership interest in RTMH Acquisition Company	—	—	25,000	(13,393)	11,607
Martini Park, LLC
First Lien Term Loan, 14% due 2/20/2013	437,286	—	3,479,017	(469,113)	3,009,904
5% membership interest	—	—	650,000	(650,000)	—

	Amount of
	Interest, Fees
	or Dividends
	Credited to	Fair Value at	Gross	Gross	Fair Value at
Portfolio Company/Type of Investment(1)	Income(2)	October 1, 2007	Additions(3)	Reductions(4)	September 30, 2008

Caregiver Services, Inc.
Second Lien Term Loan A, LIBOR+6.85% (12% floor) due 2/25/2013	600,613	—	9,649,100	—	9,649,100
Second Lien Term Loan B, 16.5% due 2/25/2013	1,561,809	—	13,190,948	—	13,190,948
1,080,399 shares of Series A Preferred Stock	—	—	1,183,867	—	1,183,867

Total Affiliate Investments	$11,073,680	$38,816,100	$45,221,007	$(10,931,050)	$73,106,057

This schedule should be read in conjunction with the company’s Financial Statements, including the Schedule of Investments and Notes to the Financial Statements.

(1)	The principal amount and ownership detail is shown in the Schedule of Investments.

(2)	Represents the total amount of interest, fees and dividends credited to income for the portion of the year an investment was included in the Control or Non-Control/Non-Affiliate categories, respectively.

(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, follow-on Investments and accrued PIK interest, and the exchange of one or more existing securities for one or more new securities, Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation as well as the movement of an existing portfolio company into this category or out of a different category.

(4)	Gross reductions include decreases in the cost basis of investment resulting from principal payments or sales and exchanges of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation as well as the movement of an existing portfolio company out of this category and into a different category.

Fifth Street Finance Corp.

4,800,000 Shares
Common Stock

PROSPECTUS SUPPLEMENT
September 22, 2009

Wells Fargo Securities
UBS Investment Bank
Stifel Nicolaus
Morgan Keegan & Company, Inc.
RBC Capital Markets